            As filed with the Securities and Exchange
                 Commission on November 4, 1998
                                            File Nos. 33-18647
                                                      811-5398

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Pre-Effective Amendment No.
                Post-Effective Amendment No.  23                       X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                          Amendment No.  24                            X

          ____________________________________________

          ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
      (Address of Principal Executive Office)   (Zip Code)

 Registrants Telephone Number, including Area Code:(800)221-5672
 _______________________________________________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York l0105

             (Name and address of agent for service)
                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective
    (check appropriate box)

    ___  immediately upon filing pursuant to paragraph (b)
    _X_  60 days after filing pursuant to paragraph (a)(1)
    ___  75 days after filing pursuant to paragraph (a)(2)
    ___  on (date) pursuant to paragraph (b)
    ___  on (date) pursuant to paragraph (a)(1)

    ___  on (date) purusant to paragraph (a)(2) of Rule 485

    ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                      CROSS REFERENCE SHEET
                  (as required by Rule 404 (c))


N-1A Item No.                            Location in Prospectus
                                         (Caption)

PART A

Item 1.  Cover Page                       Cover Page

Item 2.  Synopsis                         Expense Information

Item 3.  Condensed Financial Information  Financial Highlights

Item 4.  General Description of
         Registrant                       Description of the
                                          Portfolios

Item 5.  Management of the Fund           Management of the Fund;
                                          General Information

Item 6.  Capital Stock and Other
         Securities                       General Information;
                                          Dividends,
                                          Distributions and Taxes

Item 7.  Purchase of Securities Being
         Offered                          Purchase and Redemption
                                          of Shares; General
                                          Information

Item 8.  Redemption or Repurchase         Purchase and Redemption
                                          of Shares; General
                                          Information

Item 9.  Pending Legal Proceedings        Not Applicable

Appendix A. Bond Ratings


PART B                                  Location in Statement of
                                        Additional Information
                                        (Caption)

Item 10. Cover Page                       Cover Page

Item 11. Table of Contents.               Cover Page

Item 12. General Information and History  Management of the Fund;
                                          General Information

Item 13. Investment Objectives and        Investment Policies and
         Policies                         Restrictions

Item 14. Management of the Fund           Management of the Fund

Item 15. Control Persons and Principal    Management of the
         Holders of Securities            Fund; General
                                          Information

Item 16. Investment Advisory and Other    Management of the
         Services                         Fund

Item 17. Brokerage Allocation             Portfolio Transactions

Item 18. Capital Stock and Other
         Securities                       General Information

Item 19. Purchase, Redemption and Pricing Purchase and Redemp-
         of Securities Being Offered      tion of Shares; Net
                                          Asset Value

Item 20. Tax Status                       Dividends, Distribu-
                                          tions and Taxes

Item 21. Underwriters                     General Information

Item 22. Calculation of Performance Data  General Information

Item 23. Financial Statements             Financial Statements;
                                          Report of Independent
                                          Auditors

Part A:  The Prospectus contained in the Fund's Post-Effective
Amendment No. 22 filed with the Commission on April 29, 1998 pursuant to Rule 485(b) is incorporated herein by reference.

                                                     ALLIANCE VARIABLE PRODUCTS
[LOGO OF ALLIANCE CAPITAL                            SERIES FUND, INC.
 APPEARS HERE]
-------------------------------------------------------------------------------
P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520 TOLL FREE (800) 221-5672

-------------------------------------------------------------------------------

Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described be-low which have differing investment objectives and policies. Shares of each Portfolio are currently divided into two classes: Class A shares, offered pur-suant to another prospectus, and Class B shares, offered hereby.

-------------------------------------------------------------------------------
              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES

-------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO -- seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Money Market Portfolio is nei-ther insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share, although it expects to do so.
PREMIER GROWTH PORTFOLIO -- seeks growth of capital rather than current in-come. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be inciden-tal to the objective of capital growth. The Portfolio is not intended for in-vestors whose principal objective is assured income or preservation of capi-tal.
GROWTH AND INCOME PORTFOLIO -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through invest-ments primarily in dividend-paying common stocks of good quality.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO -- seeks a high level of cur-rent income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securi-ties.
HIGH-YIELD PORTFOLIO -- seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital ap-preciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e., below investment grade) by the nationally rec-ognized rating services. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly specula-tive with respect to the issuer's capacity to pay interest and repay princi-pal.
TOTAL RETURN PORTFOLIO -- seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified port-folio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities. INTERNATIONAL PORTFOLIO -- seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad port-folio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests out-side the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.
SHORT-TERM MULTI-MARKET PORTFOLIO -- seeks the highest level of current in-come, consistent with what the Fund's Adviser considers to be prudent invest-ment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.
GLOBAL BOND PORTFOLIO -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.
(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           PROSPECTUS/[      ]
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO -- seeks the highest level of cur-rent income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities de-nominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO -- seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capac-ity to pay interest and repay principal.
UTILITY INCOME PORTFOLIO -- seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical perfor-mance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communica-tions equipment and services, and in the provision of other utility or utili-ty-related goods and services.
CONSERVATIVE INVESTORS PORTFOLIO -- seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a di-versified mix of publicly traded equity and fixed-income securities.
GROWTH INVESTORS PORTFOLIO -- seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a di-versified mix of publicly traded equity and fixed-income securities.
GROWTH PORTFOLIO -- seeks long-term growth of capital by investing primarily in common stocks and other equity securities.
WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process. TECHNOLOGY PORTFOLIO -- seeks growth of capital through investment in compa-nies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.
QUASAR PORTFOLIO -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of eq-uity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.
REAL ESTATE INVESTMENT PORTFOLIO -- seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or re-lated to the real estate industry.

-------------------------------------------------------------------------------
                             PURCHASE INFORMATION
-------------------------------------------------------------------------------
The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at each Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.
An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.

-------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

This Prospectus sets forth concisely the information which a prospective in-vestor should know about the Fund and each of the Portfolios before applying for certain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" re-lating to Class B shares dated [ ], which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES FOR CLASS B SHARES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

                                                            U.S.
                                                GROWTH   GOVERNMENT/
                            MONEY    PREMIER      AND    HIGH GRADE      HIGH-        TOTAL
                           MARKET     GROWTH    INCOME   SECURITIES      YIELD       RETURN
                          PORTFOLIO PORTFOLIO* PORTFOLIO  PORTFOLIO  PORTFOLIO(1)++ PORTFOLIO
                          --------- ---------- --------- ----------- -------------- ---------
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees........     .50%      1.00%      .63%       .60%            0%        .63%
 12b-1 Fees.............     .25%       .25%      .25%       .25%          .25%        .25%
 Other Expenses.........     .14%       .08%      .09%       .24%          .95%        .25%
                             ---       ----       ---       ----          ----        ----
 Total Portfolio
  Operating Expenses....     .89%      1.33%      .97%      1.09%         1.20%       1.13%
                             ===       ====       ===       ====          ====        ====

                                       SHORT-                NORTH
                                        TERM                AMERICAN               GLOBAL
                            INTER-     MULTI-    GLOBAL    GOVERNMENT   UTILITY     DOLLAR   CONSERVATIVE
                           NATIONAL    MARKET      BOND      INCOME      INCOME   GOVERNMENT  INVESTORS
                          PORTFOLIO+ PORTFOLIO+ PORTFOLIO+ PORTFOLIO+  PORTFOLIO+ PORTFOLIO+  PORTFOLIO+
                          ---------- ---------- ---------- ----------- ---------- ---------- ------------
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees........      .53%       .07%       .56%       .56%        .62%       .41%        .37%
 12b-1 Fees.............      .25%       .25%       .25%       .25%        .25%       .25%        .25%
 Other Expenses.........      .42%       .87%       .38%       .39%        .33%       .54%        .58%
                             ----       ----       ----       ----        ----       ----        ----
 Total Portfolio
  Operating Expenses....     1.20%      1.19%      1.19%      1.20%       1.20%      1.20%       1.20%
                             ====       ====       ====       ====        ====       ====        ====

                            GROWTH               WORLDWIDE                          REAL ESTATE
                          INVESTORS   GROWTH   PRIVATIZATION TECHNOLOGY   QUASAR     INVESTMENT
                          PORTFOLIO+ PORTFOLIO  PORTFOLIO+   PORTFOLIO+ PORTFOLIO+ PORTFOLIO(2)++
                          ---------- --------- ------------- ---------- ---------- --------------
ANNUAL PORTFOLIO
 OPERATING EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
 Management Fees........        0%      .75%        .40%         .76%       .58%           0%
 12b-1 Fees.............      .25%      .25%        .25%         .25%       .25%         .25%
 Other Expenses.........      .95%      .09%        .55%         .19%       .37%         .95%
                             ----      ----        ----         ----       ----         ----
 Total Portfolio
  Operating Expenses....     1.20%     1.09%       1.20%        1.20%      1.20%        1.20%
                             ====      ====        ====         ====       ====         ====

--------
* Alliance Capital Management L.P. (the "Adviser") discontinued the expense re-imbursement with respect to the Premier Growth Portfolio effective May 1, 1998.
+ Annualized.
+ Shareholder transaction expenses shown are net of expense reimbursement.
(1) Inception (10/27/97) through 12/31/97.
(2) Inception (1/9/97) through 12/31/97.

EXAMPLE

  You would pay the following expenses on a $1,000 investment in Class B shares, assuming a 5% annual return (cumulatively through the end of each time period).

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Money Market Portfolio......................... $[  ]   $[  ]   $[  ]   $[  ]
Premier Growth Portfolio....................... $[  ]   $[  ]   $[  ]   $[  ]
Growth and Income Portfolio.................... $[  ]   $[  ]   $[  ]   $[  ]
U.S. Government/High Grade Securities
 Portfolio..................................... $[  ]   $[  ]   $[  ]   $[  ]
High-Yield Portfolio........................... $[  ]   $[  ]   $[  ]   $[  ]
Total Return Portfolio......................... $[  ]   $[  ]   $[  ]   $[  ]
International Portfolio........................ $[  ]   $[  ]   $[  ]   $[  ]
Short-Term Multi-Market Portfolio.............. $[  ]   $[  ]   $[  ]   $[  ]
Global Bond Portfolio.......................... $[  ]   $[  ]   $[  ]   $[  ]
North American Government Income Portfolio..... $[  ]   $[  ]   $[  ]   $[  ]
Utility Income Portfolio....................... $[  ]   $[  ]   $[  ]   $[  ]
Global Dollar Government Portfolio............. $[  ]   $[  ]   $[  ]   $[  ]
Conservative Investors Portfolio............... $[  ]   $[  ]   $[  ]   $[  ]
Growth Investors Portfolio..................... $[  ]   $[  ]   $[  ]   $[  ]
Growth Portfolio............................... $[  ]   $[  ]   $[  ]   $[  ]
Worldwide Privatization Portfolio.............. $[  ]   $[  ]   $[  ]   $[  ]
Technology Portfolio........................... $[  ]   $[  ]   $[  ]   $[  ]
Quasar Portfolio............................... $[  ]   $[  ]   $[  ]   $[  ]
Real Estate Investment Portfolio............... $[  ]   $[  ]   $[  ]   $[  ]

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. "Other Expenses" for the High-Yield Portfolio and the Real Estate Investment Portfolio are based on estimated amounts for each Port-folio's current fiscal year. The expenses listed in the table for the High-Yield Portfolio, International Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio, Global Dol-lar Government Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Worldwide Privatization Portfolio, Technology Portfolio, Quasar Portfolio and Real Estate Investment Portfolio are net of voluntary expense reimbursements, which are not required to be con-tinued indefinitely; however, the Adviser intends to continue such reimburse-ments for the foreseeable future. The Adviser discontinued the expense reim-bursement with respect to the Premier Growth Portfolio effective May 1, 1998. The expenses (as a percentage of average net assets) of the following Portfo-lios, before expense reimbursements, would be: International Portfolio: Man-agement Fees -- 1.00%, 12b-1 Fees -- .25%, Other Expenses -- .42% and Total Portfolio Operating Expenses -- 1.67%; Short-Term Multi-Market Portfolio: Man-agement Fees --.55%, 12b-1 Fees -- .25%, Other Expenses -- .87% and Total Portfolio Operating Expenses --1.67%; Global Bond Portfolio: Management
Fees -- .65%, 12b-1 Fees -- .25%, Other Expenses -- .38% and Total Portfolio Operating Expenses -- 1.28%; North American Government Income Portfolio: Man-agement Fees -- .65%, 12b-1 Fees -- .25%, Other Expenses --.39% and Total Portfolio Operating Expenses -- 1.29%; Global Dollar Government Portfolio:
Management

Fees -- .75%, 12b-1 Fees -- .25%, Other Expenses -- .54% and Total Portfolio Operating Expenses -- 1.54%; Utility Income Portfolio: Management Fees -- .75%, 12b-1 Fees -- .25%, Other Expenses -- .33% and Total Portfolio Operating Ex-penses -- 1.33%; Worldwide Privatization Portfolio: Management Fee -- 1.00%, 12b-1 Fees -- .25%, Other Expenses -- .55% and Total Portfolio Operating Ex-penses -- 1.80%; Conservative Investors Portfolio: Management Fees -- .75%, 12b-1 Fees -- .25%, Other Expenses -- .58% and Total Portfolio Operating Ex-pense -- 1.58%; Growth Investors Portfolio: Management Fees -- .75%, 12b-1
Fees -- .25%, Other Expenses -- .95% and Total Portfolio Operating Expenses --
 1.95%; Technology Portfolio: Management Fees -- 1.00%, 12b-1 Fees -- .25%, Other Expenses -- 1.19% and Total Operating Expenses -- 1.44%; Quasar Portfo-lio: Management Fees -- 1.00%, 12b-1 Fees --.25%, Other Expenses -- .37% and Total Operating Expenses -- 1.62%. The estimated expenses of the Real Estate Investment Portfolio before expense reimbursement would be: Management Fees --
 .90%, 12b-1 Fees -- .25%, Other Expenses -- 1.41% and Total Operating Ex-penses -- 2.56%. The estimated expenses of High-Yield Portfolio before expense reimbursements would be: Management Fees -- .75%, 12b-1 Fees -- .25%, Other Ex-penses -- 7.51% and Total Operating Expenses -- 8.51%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

  As of December 31, 1997, none of the Portfolios had begun issuing Class B shares (which are expected to be first offered on or about the date hereof). Accordingly, the Financial Highlights set forth below relate solely to Class A shares and do not reflect the Class B shares' distribution fees currently pay-able at the annual rate of .25% of average net assets.

  The following information as to net asset value, ratios and certain supple-mental data for Class A shares for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unquali-fied report thereon (referring to Financial Highlights) appears in the State-ment of Additional Information. The following information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information for Class A shares. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                        PREMIER GROWTH PORTFOLIO
                          ------------------------------------------------------------
                          SIX MONTHS
                             ENDED               YEAR ENDED DECEMBER 31,
                           JUNE 30,      ---------------------------------------------
                             1998          1997     1996     1995     1994      1993
                          -----------    --------  -------  -------  -------   -------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........   $  20.99      $  15.70  $ 17.80  $ 12.37  $ 12.79   $ 11.38
                           --------      --------  -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .01           .04      .08      .09      .03       -0-
 Net realized and
  unrealized gain (loss)
  on investment
  transactions..........       5.95          5.27     3.29     5.44     (.41)     1.43
                           --------      --------  -------  -------  -------   -------
 Net increase (decrease)
  in net asset value
  from operations.......       5.96          5.31     3.37     5.53     (.38)     1.43
                           --------      --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.03)         (.02)    (.10)    (.03)    (.01)     (.01)
 Distributions from net
  realized gains........        -0-           -0-    (5.37)    (.07)    (.03)     (.01)
                           --------      --------  -------  -------  -------   -------
 Total dividends and
  distributions.........       (.03)         (.02)   (5.47)    (.10)    (.04)     (.02)
                           --------      --------  -------  -------  -------   -------
 Net asset value, end of
  year..................   $  26.92      $  20.99  $ 15.70  $ 17.80  $ 12.37   $ 12.79
                           ========      ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      28.37%        33.86%   22.70%   44.85%   (2.96)%   12.63%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......   $814,426      $472,326  $96,434  $29,278  $37,669   $13,659
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .99%(e)       .95%     .95%     .95%     .95%     1.18%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       1.07%(e)      1.10%    1.23%    1.19%    1.40%     2.05%
 Net investment
  income(a).............        .11%(e)       .21%     .52%     .55%     .42%      .22%
 Portfolio turnover
  rate..................        .13%           27%      32%      97%      38%       42%
 Average commission rate
  paid(d)...............   $   [  ]      $  .0541  $ .0609      -0-      -0-       -0-
                                         GLOBAL BOND PORTFOLIO
                          ------------------------------------------------------------
                          SIX MONTHS
                             ENDED               YEAR ENDED DECEMBER 31,
                           JUNE 30,      ---------------------------------------------
                             1998          1997     1996     1995     1994      1993
                          -----------    --------  -------  -------  -------   -------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........   $  11.10      $  11.74  $ 12.15  $  9.82  $ 11.33   $ 11.24
                           --------      --------  -------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .25           .54      .67      .69      .57       .77
 Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  transactions..........        .09          (.48)     .01     1.73    (1.16)      .43
                           --------      --------  -------  -------  -------   -------
 Net increase (decrease)
  in net asset value
  from operations.......        .34           .06      .68     2.42     (.59)     1.20
                           --------      --------  -------  -------  -------   -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.17)         (.57)    (.84)    (.09)    (.62)     (.85)
 Distributions from net
  realized gains........       (.06)         (.13)    (.25)     -0-     (.30)     (.26)
                           --------      --------  -------  -------  -------   -------
 Total dividends and
  distributions.........       (.23)         (.70)   (1.09)    (.09)    (.92)    (1.11)
                           --------      --------  -------  -------  -------   -------
 Net asset value, end of
  year..................   $  11.21      $  11.10  $ 11.74  $ 12.15  $  9.82   $ 11.33
                           ========      ========  =======  =======  =======   =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............       3.00%          .67%    6.21%   24.73%   (5.16)%   11.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......   $ 25,065       $22,194  $18,117  $11,553  $ 7,298   $ 6,748
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .94%(e)       .94%     .94%     .95%     .95%     1.50%
 Expenses, before waiv-
  ers and reimburse-
  ments.................        .97%(e)      1.03%    1.15%    1.77%    2.05%     1.50%
 Net investment
  income(a).............       4.44%(e)      4.81%    5.76%    6.22%    6.01%     4.85%
 Portfolio turnover
  rate..................         29%          257%     191%     262%     102%      125%

-------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

(e) Annualized.

                              FINANCIAL HIGHLIGHTS

                                       GROWTH AND INCOME PORTFOLIO
                          -------------------------------------------------------------
                          SIX MONTHS
                             ENDED                YEAR ENDED DECEMBER 31,
                           JUNE 30,      ----------------------------------------------
                             1998          1997      1996     1995     1994      1993
                          -----------    --------  --------  -------  -------   -------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........   $  19.93      $  16.40  $  15.79  $ 11.85  $ 12.18   $ 10.99
                           --------      --------  --------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .13           .21       .24      .27      .10       .01
 Net realized and
  unrealized gain (loss)
  on investment
  transactions..........       2.61          4.39      3.18     3.94     (.16)     1.27
                           --------      --------  --------  -------  -------   -------
 Net increase (decrease)
  in net asset value
  from operations.......       2.74          4.60      3.42     4.21     (.06)     1.28
                           --------      --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.16)         (.13)     (.25)    (.13)    (.10)     (.06)
 Distributions from net
  realized gains........      (1.96)         (.94)    (2.56)    (.14)    (.17)     (.03)
                           --------      --------  --------  -------  -------   -------
 Total dividends and
  distributions.........      (2.12)        (1.07)    (2.81)    (.27)    (.27)     (.09)
                           --------      --------  --------  -------  -------   -------
 Net asset value, end of
  year..................   $  20.55      $  19.93  $  16.40  $ 15.79  $ 11.85   $ 12.18
                           ========      ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      13.75%        28.80%    24.09%   35.76%    (.35)%   11.69%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......   $328,268      $250,202  $126,729  $41,993  $41,702   $22,756
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .72%(e)       .72%      .82%     .79%     .90%     1.18%
 Expenses, before waiv-
  ers and reimburse-
  ments.................        .72%(e)       .72%      .82%     .79%     .91%     1.28%
 Net investment
  income(a).............       1.25%(e)      1.16%     1.58%    1.95%    1.71%     1.76%
 Portfolio turnover
  rate..................         45%           86%       87%     150%      95%       69%
 Average commission rate
  paid(d)...............   $   [  ]      $  .0581  $  .0602      -0-      -0-       -0-
                                    SHORT-TERM MULTI-MARKET PORTFOLIO
                          -------------------------------------------------------------
                          SIX MONTHS
                             ENDED                YEAR ENDED DECEMBER 31,
                           JUNE 30,      ----------------------------------------------
                             1998          1997      1996     1995     1994      1993
                          -----------    --------  --------  -------  -------   -------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........   $  10.57      $  10.73  $  10.58   $ 9.91  $ 11.07   $ 10.77
                           --------      --------  --------  -------  -------   -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .32           .59       .64      .82      .47       .28
 Net realized and
  unrealized gain (loss)
  on investments
  and foreign currency
  transactions..........        .04          (.11)      .33     (.15)   (1.16)      .43
                           --------      --------  --------  -------  -------   -------
 Net increase (decrease)
  in net asset value
  from operations.......        .36           .48       .97      .67     (.69)      .71
                           --------      --------  --------  -------  -------   -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......      (1.11)         (.64)     (.82)     -0-     (.46)     (.41)
 Return of capital......        -0-           -0-       -0-      -0-     (.01)      -0-
                           --------      --------  --------  -------  -------   -------
 Total dividends and
  distributions.........      (1.11)         (.64)     (.82)     -0-     (.47)     (.41)
                           --------      --------  --------  -------  -------   -------
 Net asset value, end of
  year..................   $   9.82      $  10.57  $  10.73   $10.58  $  9.91   $ 11.07
                           ========      ========  ========  =======  =======   =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............       3.37%         4.59%     9.57%    6.76%   (6.51)%    6.62%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......   $  6,217      $  6,489  $  7,112   $3,152  $20,921   $23,560
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .93%(e)       .94%      .95%     .95%     .94%     1.17%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       1.66%(e)      1.42%     2.09%    1.30%     .99%     1.24%
 Net investment
  income(a).............       6.15%(e)      5.50%     6.03%    8.22%    6.52%     6.39%
 Portfolio turnover
  rate..................         12%          222%      159%     379%     134%      210%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

(e) Annualized.

                             FINANCIAL HIGHLIGHTS

                           U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                          --------------------------------------------------------
                          SIX MONTHS
                             ENDED             YEAR ENDED DECEMBER 31,
                           JUNE 30,     ------------------------------------------
                             1998        1997     1996     1995     1994     1993
                          -----------   -------  -------  -------  ------   ------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........    $ 11.93     $ 11.52  $ 11.66  $  9.94  $10.72   $ 9.89
                            -------     -------  -------  -------  ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .32         .68      .66      .65     .28      .43
 Net realized and
  unrealized gain (loss)
  on investment
  transactions..........        .12         .29     (.39)    1.25    (.71)     .48
                            -------     -------  -------  -------  ------   ------
 Net increase (decrease)
  in net asset value
  from
  operations............        .44         .97      .27     1.90    (.43)     .91
                            -------     -------  -------  -------  ------   ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.55)       (.54)    (.28)    (.18)   (.21)    (.08)
 Distributions from net
  realized gains........       (.06)       (.02)    (.13)     -0-    (.14)     -0-
                            -------     -------  -------  -------  ------   ------
 Total dividends and
  distributions.........       (.61)       (.56)    (.41)    (.18)   (.35)    (.08)
                            -------     -------  -------  -------  ------   ------
 Net asset value, end of
  year..................    $ 11.76     $ 11.93  $ 11.52  $ 11.66  $ 9.94   $10.72
                            =======     =======  =======  =======  ======   ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............       3.72%       8.68%    2.55%   19.26%  (4.03)%   9.20%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......    $42,598     $36,198  $29,150  $16,947  $5,101   $1,350
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .79%(e)     .84%     .92%     .95%    .95%    1.16%
 Expenses, before waiv-
  ers and reimburse-
  ments.................        .79%(e)     .84%     .98%    1.58%   3.73%    5.42%
 Net investment
  income(a).............       5.39%(e)    5.89%    5.87%    5.96%   5.64%    4.59%
 Portfolio turnover
  rate..................        152%        114%     137%      68%     32%     177%

                                                       HIGH-YIELD PORTFOLIO
                                                     --------------------------
                                                                   OCTOBER 27,
                                                     SIX MONTHS      1997(D)
                                                        ENDED           TO
                                                      JUNE 30,     DECEMBER 31,
                                                        1998           1997
                                                     -----------   ------------
                                                     (UNAUDITED)
Net asset value, beginning of period...............    $ 10.33        $10.00
                                                       -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income(a)(b).......................        .46           .13
 Net realized and unrealized gain (loss) on
  investment transactions..........................        .38           .20
                                                       -------        ------
 Net increase (decrease) in net asset value from
  operations.......................................        .84           .33
                                                       -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income..............       (.01)          -0-
 Distributions from net realized gains.............        -0-           -0-
                                                       -------        ------
 Total dividends and distributions.................       (.01)          -0-
                                                       -------        ------
 Net asset value, end of period....................    $ 11.16        $10.33
                                                       =======        ======
TOTAL RETURN
 Total investment return based on net asset
  value(c).........................................       8.13%         3.30%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).........    $13,332        $1,141
 Ratio to average net assets of:
 Expenses, net of waivers and reimbursements.......        .95%(e)       .95%(e)
 Expenses, before waivers and reimbursements.......       1.31%(e)      8.26%(e)
 Net investment income(a)..........................       8.37%(e)      7.28%(e)
 Portfolio turnover rate...........................        243%            8%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) Commencement of operations.
(e) Annualized.

                             FINANCIAL HIGHLIGHTS

                                       TOTAL RETURN PORTFOLIO
                          --------------------------------------------------------
                          SIX MONTHS
                             ENDED             YEAR ENDED DECEMBER 31,
                           JUNE 30,     ------------------------------------------
                             1998        1997     1996     1995     1994     1993
                          -----------   -------  -------  -------  ------   ------
                          (UNAUDITED)
Net asset value,
 beginning of year......    $ 16.92     $ 14.63  $ 12.80  $ 10.41  $10.97   $10.01
                            -------     -------  -------  -------  ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .23         .39      .27      .36     .15      .15
 Net realized and
  unrealized gain (loss)
  on investment
  transactions .........       1.46        2.62     1.66     2.10    (.56)     .81
                            -------     -------  -------  -------  ------   ------
 Net increase (decrease)
  in net asset value
  from
  operations............       1.69        3.01     1.93     2.46    (.41)     .96
                            -------     -------  -------  -------  ------   ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.29)       (.23)    (.07)    (.07)   (.09)     -0-
 Distributions from net
  realized gains .......      (1.34)       (.49)    (.03)     -0-    (.06)     -0-
                            -------     -------  -------  -------  ------   ------
 Total dividends and
  distributions.........      (1.63)       (.72)    (.10)    (.07)   (.15)     -0-
                            -------     -------  -------  -------  ------   ------
 Net asset value, end of
  year..................    $ 16.98     $ 16.92  $ 14.63  $ 12.80  $10.41   $10.97
                            =======     =======  =======  =======  ======   ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      10.00%      21.11%   15.17%   23.67%  (3.77)%   9.59%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......    $53,437     $42,920  $25,875  $ 8,242  $  750   $  360
 Ratio to average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .81%(e)     .88%     .95%     .95%    .95%    1.20%
 Expenses, before waiv-
  ers and reimburse-
  ments.................        .81%(e)     .88%    1.12%    4.49%  19.49%   25.96%
 Net investment
  income(a).............       2.64%(e)    2.46%    2.76%    3.16%   2.29%    1.45%
 Portfolio turnover
  rate..................         30%         65%      57%      30%     83%      25%
 Average commission rate
  paid(d)...............      $[  ]      $.0577   $.0593      -0-     -0-      -0-
                                       INTERNATIONAL PORTFOLIO
                          --------------------------------------------------------
                          SIX MONTHS
                             ENDED             YEAR ENDED DECEMBER 31,
                           JUNE 30,     ------------------------------------------
                             1998        1997     1996     1995     1994     1993
                          -----------   -------  -------  -------  ------   ------
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........    $ 15.02     $ 14.89  $ 14.07  $ 12.88  $12.16   $10.00
                            -------     -------  -------  -------  ------   ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .12         .13      .19      .18     .10      .03
 Net realized and
  unrealized gain on in-
  vestments and
  foreign currency
  transactions..........       2.25         .39      .83     1.08     .72     2.13
                            -------     -------  -------  -------  ------   ------
 Net increase in net as-
  set value from opera-
  tions.................       2.37         .52     1.02     1.26     .82     2.16
                            -------     -------  -------  -------  ------   ------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net in-
  vestment income.......       (.32)       (.15)    (.08)    (.03)   (.02)     -0-
 Distributions from net
  realized gains........       (.49)       (.24)    (.12)    (.04)   (.08)     -0-
                            -------     -------  -------  -------  ------   ------
 Total dividends and
  distributions.........       (.81)       (.39)    (.20)    (.07)   (.10)     -0-
                            -------     -------  -------  -------  ------   ------
 Net asset value, end of
  year..................    $ 16.58     $ 15.02  $ 14.89  $ 14.07  $12.88   $12.16
                            =======     =======  =======  =======  ======   ======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      15.88%       3.33%    7.25%    9.86%   6.70%   21.60%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......    $73,015     $60,710  $44,324  $16,542  $7,276   $  688
 Ratio of average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .95%(e)     .95%     .95%     .95%    .95%    1.20%
 Expenses, before waiv-
  ers and reimburse-
  ments.................       1.26%(e)    1.42%    1.91%    2.99%   7.26%   39.28%
 Net investment
  income(a).............       1.42%(e)     .87%    1.29%    1.41%    .90%     .26%
 Portfolio turnover
  rate..................         52%        134%      60%      87%     95%      85%
 Average commission rate
  paid(d)...............      $[  ]      $.0272   $.0431      -0-     -0-      -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.

(e) Annualized.

                              FINANCIAL HIGHLIGHTS

                                       MONEY MARKET PORTFOLIO
                          ------------------------------------------------------
                          SIX MONTHS                 YEAR ENDED
                             ENDED                  DECEMBER 31,
                           JUNE 30,     ----------------------------------------
                             1998        1997     1996     1995     1994   1993
                          -----------   -------  -------  -------  ------  -----
                          (UNAUDITED)
Net asset value, begin-
 ning of year...........    $  1.00     $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                            -------     -------  -------  -------  ------  -----
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a).............       .025         .05      .05      .05     .03    .22
                            -------     -------  -------  -------  ------  -----
LESS: DIVIDENDS
 Dividends from net in-
  vestment income.......      (.025)       (.05)    (.05)    (.05)   (.03)  (.22)
                            -------     -------  -------  -------  ------  -----
 Net asset value, end of
  year..................    $  1.00     $  1.00  $  1.00  $  1.00  $ 1.00  $1.00
                            =======     =======  =======  =======  ======  =====
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............       2.52%       5.11%    4.71%    4.97%   3.27%  2.25%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year
  (000's omitted).......    $81,294     $67,584  $64,769  $28,092  $6,899  $ 102
 Ratio of average net
  assets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................        .65%(f)     .64%     .69%     .95%    .95%  1.16%
 Expenses, before waiv-
  ers and reimburse-
  ments.................        .65%(f)     .64%     .69%    1.07%   4.46% 68.14%
 Net investment
  income(a).............       5.01%(f)    5.00%    4.64%    4.85%   3.98%  2.15%

                                          GLOBAL DOLLAR
                                       GOVERNMENT PORTFOLIO
                          ---------------------------------------------------
                                                                    MAY 2,
                          SIX MONTHS         YEAR ENDED            1994(E)
                             ENDED          DECEMBER 31,              TO
                           JUNE 30,     -----------------------  DECEMBER 31,
                             1998        1997     1996    1995       1994
                          -----------   -------  ------  ------  ------------
                          (UNAUDITED)
Net asset value,
 beginning of period....    $ 14.65     $ 14.32  $11.95  $ 9.84     $10.00
                            -------     -------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .61        1.17    1.10     .92        .36
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........      (1.04)        .70    1.78    1.32       (.52)
                            -------     -------  ------  ------     ------
 Net increase (decrease)
  in net asset value
  from operations.......       (.43)       1.87    2.88    2.24       (.16)
                            -------     -------  ------  ------     ------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net in-
  vestment income.......       (.95)       (.61)   (.48)   (.13)       -0-
 Distributions from net
  realized gains .......       (.69)       (.93)   (.03)    -0-        -0-
                            -------     -------  ------  ------     ------
 Total dividends and
  distributions ........      (1.64)      (1.54)   (.51)   (.13)       -0-
                            -------     -------  ------  ------     ------
 Net asset value, end of
  period................    $ 12.58     $ 14.65  $14.32  $11.95     $ 9.84
                            =======     =======  ======  ======     ======
TOTAL RETURN
 Total investment return
  based on net
  asset value(c)........      (3.25)%     13.23%  24.90%  22.98%     (1.60)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..    $15,425     $15,378  $8,847  $3,778     $1,146
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%(f)     .95%    .95%    .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.19%(f)    1.29%   1.97%   4.82%     15.00%(f)
 Net investment
  income(a).............       8.43%(f)    7.87%   8.53%   8.65%      6.02%(f)
 Portfolio turnover
  rate..................         81%        214%    155%     13%         9%
                                     NORTH AMERICAN GOVERNMENT
                                         INCOME PORTFOLIO
                          ------------------------------------------------------
                                                                     MAY 2,
                          SIX MONTHS          YEAR ENDED            1994(E)
                             ENDED           DECEMBER 31,              TO
                           JUNE 30,     ------------------------- DECEMBER 31,
                             1998        1997     1996     1995       1994
                          ------------- -------- -------- ------- --------------
                          (UNAUDITED)
Net asset value,
 beginning of period....    $ 12.97     $ 12.38  $ 10.48  $ 8.79    $ 10.00
                          ------------- -------- -------- ------- --------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .58        1.07     1.26    1.13        .50
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........       (.33)        .10      .69     .83      (1.71)
                          ------------- -------- -------- ------- --------------
 Net increase (decrease)
  in net asset value
  from operations.......        .25        1.17     1.95    1.96      (1.21)
                          ------------- -------- -------- ------- --------------
LESS: DIVIDENDS AND
 DISTRIBUTIONS
 Dividends from net in-
  vestment income.......       (.82)       (.58)    (.05)   (.27)       -0-
 Distributions from net
  realized gains .......       (.11)        -0-      -0-     -0-        -0-
                          ------------- -------- -------- ------- --------------
 Total dividends and
  distributions ........       (.93)       (.58)    (.05)   (.27)       -0-
                          ------------- -------- -------- ------- --------------
 Net asset value, end of
  period................    $ 12.29     $ 12.97  $ 12.38  $10.48    $  8.79
                          ============= ======== ======== ======= ==============
TOTAL RETURN
 Total investment return
  based on net
  asset value(c)........       1.91%       9.62%   18.70%  22.71%    (12.10)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of pe-
  riod (000's omitted)..    $34,253     $30,507  $16,696  $7,278     $3,848
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .87%(f)     .95%     .95%    .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.11%(f)    1.04%    1.41%   2.57%      4.43%(f)
 Net investment
  income(a).............       8.89%(f)    8.34%   11.04%  12.24%      8.49%(f)
 Portfolio turnover
  rate..................        -0-%         20%       4%     35%        15%

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                              FINANCIAL HIGHLIGHTS

                                 UTILITY INCOME PORTFOLIO
                     -----------------------------------------------------
                     SIX MONTHS          YEAR ENDED             MAY 10,
                        ENDED           DECEMBER 31,          1994(E) TO
                      JUNE 30,     ------------------------  DECEMBER 31,
                        1998        1997     1996     1995       1994
                     -----------   -------  -------  ------  -------------
                     (UNAUDITED)
Net asset value,
 beginning of
 period...........     $ 15.67     $ 12.69  $ 12.01  $ 9.96     $10.00
                       -------     -------  -------  ------     ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)....         .18         .38      .31     .30        .28
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions....        1.39        2.84      .62    1.83       (.32)
                       -------     -------  -------  ------     ------
 Net increase
  (decrease) in
  net asset value
  from operations.        1.57        3.22      .93    2.13       (.04)
                       -------     -------  -------  ------     ------
LESS: DIVIDENDS
 AND DISTRIBUTIONS
 Dividends from
  net investment
  income..........        (.31)       (.24)    (.09)   (.08)       -0-
 Distributions
  from net
  realized gains..        (.14)        -0-     (.16)    -0-        -0-
                       -------     -------  -------  ------     ------
 Total dividends
  and
  distributions ..        (.45)       (.24)    (.25)   (.08)       -0-
                       -------     -------  -------  ------     ------
 Net asset value,
  end of period...     $ 16.79     $ 15.67  $ 12.69  $12.01     $ 9.96
                       =======     =======  =======  ======     ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(c)........       10.07%      25.71%    7.88%  21.45%      (.40)%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period (000's
  omitted)........     $26.186     $20,347  $14,857  $6,251     $1,254
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..         .95%(f)     .95%     .95%    .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements..        1.04%(f)    1.08%    1.51%   3.79%     15.98%(f)
 Net investment
  income(a).......        2.19%(f)    2.83%    2.61%   2.73%      4.62%(f)
 Portfolio
  turnover rate...           8%         30%      75%    138%        31%
 Average
  commission rate
  paid (d)........     $   [ ]      $.0541   $.0579     -0-        -0-
                                      GROWTH PORTFOLIO
                     ----------------------------------------------------------
                     SIX MONTHS            YEAR ENDED            SEPTEMBER 15,
                        ENDED             DECEMBER 31,            1994(E) TO
                      JUNE 30,      ---------------------------- DECEMBER 31,
                        1998          1997      1996     1995        1994
                     -------------- --------- --------- -------- --------------
                     (UNAUDITED)
Net asset value,
 beginning of
 period...........    $  22.42      $  17.92  $  14.23  $ 10.53     $10.00
                     -------------- --------- --------- -------- --------------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)....         .09           .07       .06      .17        .03
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions....        4.10          5.18      3.95     3.54        .50
                     -------------- --------- --------- -------- --------------
 Net increase
  (decrease) in
  net asset value
  from operations.        4.19          5.25      4.01     3.71        .53
                     -------------- --------- --------- -------- --------------
LESS: DIVIDENDS
 AND DISTRIBUTIONS
 Dividends from
  net investment
  income..........        (.06)         (.03)     (.04)    (.01)       -0-
 Distributions
  from net
  realized gains..       (1.40)         (.72)     (.28)     -0-        -0-
                     -------------- --------- --------- -------- --------------
 Total dividends
  and
  distributions ..       (1.46)         (.75)     (.32)    (.01)       -0-
                     -------------- --------- --------- -------- --------------
 Net asset value,
  end of period...    $  25.15      $  22.42  $  17.92  $ 14.23     $10.53
                     ============== ========= ========= ======== ==============
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(c)........       18.81%        30.02%    28.49%   35.23%      5.30%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period (000's
  omitted)........    $298,229      $235,875  $138,688  $45,220     $5,492
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..         .84%(f)       .84%      .93%     .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements..         .84%(f)       .84%      .93%    1.27%      4.19%(f)
 Net investment
  income(a).......         .75%(f)       .37%      .35%    1.31%      1.17%(f)
 Portfolio
  turnover rate...          32%           62%       98%      86%        25%
 Average
  commission rate
  paid (d)........       $[  ]        $.0548    $.0578      -0-        -0-

                            WORLDWIDE PRIVATIZATION PORTFOLIO
                     -----------------------------------------------------
                     SIX MONTHS          YEAR ENDED          SEPTEMBER 23,
                        ENDED        DECEMBER 31, 1995        1994(E) TO
                      JUNE 30,     ------------------------  DECEMBER 31,
                        1998        1997     1996     1995       1994
                     -----------   -------  -------  ------  -------------
                     (UNAUDITED)
Net asset value,
 beginning of
 period...........     $ 14.20     $ 13.13  $ 11.17  $10.10     $10.00
                       -------     -------  -------  ------     ------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)....         .23         .25      .28     .32        .10
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions....        1.71        1.17     1.78     .78        -0-
                       -------     -------  -------  ------     ------
 Net increase in
  net asset value
  from operations.        1.94        1.42     2.06    1.10        .10
                       -------     -------  -------  ------     ------
LESS: DIVIDENDS
 AND DISTRIBUTIONS
 Dividends from
  net investment
  income..........        (.20)       (.16)    (.10)   (.03)       -0-
 Distributions
  from net real-
  ized gains......        (.74)       (.19)     -0-     -0-        -0-
                       -------     -------  -------  ------     ------
 Total dividends
  and distribu-
  tions...........        (.94)       (.35)    (.10)   (.03)       -0-
                       -------     -------  -------  ------     ------
 Net asset value,
  end of period...     $ 15.20     $ 14.20  $ 13.13  $11.17     $10.10
                       =======     =======  =======  ======     ======
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(c)........       13.75%      10.75%   18.51%  10.87%      1.00%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period (000's
  omitted)........     $48,510     $41,818  $18,807  $5,947     $1,127
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..         .95%(f)     .95%     .95%    .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements..        1.47%(f)    1.55%    1.85%   4.17%     18.47%(f)
 Net investment
  income(a).......        2.92%(f)    1.76%    2.26%   2.96%      4.27%(f)
 Portfolio turn-
  over rate.......          34%         58%      47%     23%         0%
 Average commis-
  sion rate
  paid(d).........     $   [ ]      $.0137   $.0148     -0-        -0-
                              CONSERVATIVE INVESTORS PORTFOLIO
                     ----------------------------------------------------------
                     SIX MONTHS            YEAR ENDED             OCTOBER 28,
                        ENDED             DECEMBER 31,            1994(E) TO
                      JUNE 30,      ---------------------------- DECEMBER 31,
                        1998          1997      1996     1995        1994
                     -------------- --------- --------- -------- --------------
                     (UNAUDITED)
Net asset value,
 beginning of
 period...........    $  13.10      $  12.07  $  11.76  $ 10.07     $10.00
                     -------------- --------- --------- -------- --------------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)....         .25           .48       .45      .51        .06
 Net realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions....         .80           .86      (.01)    1.20        .01
                     -------------- --------- --------- -------- --------------
 Net increase in
  net asset value
  from operations.        1.05          1.34       .44     1.71        .07
                     -------------- --------- --------- -------- --------------
LESS: DIVIDENDS
 AND DISTRIBUTIONS
 Dividends from
  net investment
  income..........        (.38)         (.31)     (.09)    (.02)       -0-
 Distributions
  from net real-
  ized gains......        (.50)          -0-      (.04)       0        -0-
                     -------------- --------- --------- -------- --------------
 Total dividends
  and distribu-
  tions...........        (.88)         (.31)     (.13)    (.02)       -0-
                     -------------- --------- --------- -------- --------------
 Net asset value,
  end of period...    $  13.27      $  13.10  $  12.07  $ 11.76     $10.07
                     ============== ========= ========= ======== ==============
TOTAL RETURN
 Total investment
  return based on
  net asset
  value(c)........        8.02%        11.22%     3.79%   16.99%      0.70%
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period (000's
  omitted)........    $ 36,558      $ 30,196  $ 21,729  $ 7,420     $  701
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..         .95%(f)       .95%      .95%     .95%       .95%(f)
 Expenses, before
  waivers and
  reimbursements..        1.21%(f)      1.33%     1.40%    4.25%     20.35%(f)
 Net investment
  income(a).......        3.75%(f)      3.85%     3.93%    4.65%      3.55%(f)
 Portfolio turn-
  over rate.......          42%          209%      211%      61%         2%
 Average commis-
  sion rate
  paid(d).........       $[  ]        $.0360    $.0578      -0-        -0-

-------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                              FINANCIAL HIGHLIGHTS

                                    GROWTH INVESTORS PORTFOLIO                          TECHNOLOGY PORTFOLIO
                          ----------------------------------------------------  ---------------------------------------
                          SIX MONTHS          YEAR ENDED          OCTOBER 28,   SIX MONTHS                 JANUARY 11,
                             ENDED           DECEMBER 31,          1994(E) TO      ENDED       YEAR ENDED   1996(E) TO
                           JUNE 30,     ------------------------  DECEMBER 31,   JUNE 30,     DECEMBER 31, DECEMBER 31,
                             1998        1997     1996     1995       1994         1998           1997         1996
                          -----------   -------  -------  ------  ------------  -----------   ------------ ------------
                          (UNAUDITED)                                           (UNAUDITED)
Net asset value,
 beginning of period....    $ 14.38     $ 12.74  $ 11.87  $ 9.86     $10.00       $ 11.72       $ 11.04      $ 10.00
                            -------     -------  -------  ------     ------       -------       -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .13         .23      .24     .35        .04          (.02)          .02          .11
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........       1.91        1.83      .72    1.67       (.18)         3.35           .69          .93
                            -------     -------  -------  ------     ------       -------       -------      -------
 Net increase (decrease)
  in net asset value
  from operations.......       2.04        2.06      .96    2.02       (.14)         3.33           .71         1.04
                            -------     -------  -------  ------     ------       -------       -------      -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net
  investment income.....       (.18)       (.20)    (.07)   (.01)       -0-          (.02)         (.03)         -0-
 Distributions from net
  realized gains........      (1.16)       (.22)    (.02)    -0-        -0-           -0-           -0-          -0-
                            -------     -------  -------  ------     ------       -------       -------      -------
 Total dividends and
  distributions.........      (1.34)       (.42)    (.09)   (.01)       -0-          (.02)         (.03)         -0-
                            -------     -------  -------  ------     ------       -------       -------      -------
 Net asset value, end of
  period................    $ 15.08     $ 14.38  $ 12.74  $11.87     $ 9.86       $ 15.03       $ 11.72      $ 11.04
                            =======     =======  =======  ======     ======       =======       =======      =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      14.21%      16.34%    8.18%  20.48%     (1.40)%       28.42%         6.47%       10.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $19,505     $16,600  $10,709  $4,978     $  321       $92,131       $69,240      $28,083
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%(f)     .95%     .95%    .95%       .95%(f)       .95%(f)       .95%         .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.69%(f)    1.70%    1.85%   6.17%     41.62%(f)      1.13%(f)      1.19%        1.62%(f)
 Net investment
  income(a).............       1.77%(f)    1.72%    2.01%   3.21%      2.29%(f)     (.28)%(f)       .16%        1.17%(f)
 Portfolio turnover
  rate..................         47%(f)     164%     160%     50%         3%           33%           46%          22%
 Average commission rate
  paid(d)...............    $  [  ]      $.0379   $.0562     -0-        -0-       $  [  ]        $.0542       $.0553

                                                                         REAL ESTATE
                                    QUASAR PORTFOLIO                 INVESTMENT PORTFOLIO
                          ---------------------------------------  --------------------------
                          SIX MONTHS                  AUGUST 5,    SIX MONTHS     JANUARY 9,
                             ENDED       YEAR ENDED   1996(E) TO      ENDED       1997(E) TO
                           JUNE 30,     DECEMBER 31, DECEMBER 31,   JUNE 30,     DECEMBER 31,
                             1998           1997         1996         1998           1997
                          -----------   ------------ ------------  -----------   ------------
                          (UNAUDITED)                              (UNAUDITED)
Net asset value,
 beginning of period....    $ 12.61       $ 10.64       $10.00       $ 12.34       $ 10.00
                            -------       -------       ------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .03           .02          .04           .31           .56
 Net realized and
  unrealized gain (loss)
  on investment
  transactions..........       1.73          1.96          .60         (1.12)         1.78
                            -------       -------       ------       -------       -------
 Net increase (decrease)
  in net asset value
  from operations.......       1.76          1.98          .64          (.81)         2.34
                            -------       -------       ------       -------       -------
LESS: DIVIDENDS AND DIS-
 TRIBUTIONS
 Dividends from net
  investment income.....       (.01)         (.01)         -0-          (.16)          -0-
 Distributions from net
  realized gains........      (1.04)          -0-          -0-          (.07)          -0-
                            -------       -------       ------       -------       -------
 Total dividends and
  distributions.........      (1.05)          -0-          -0-          (.23)          -0-
 Net asset value, end of
  period................    $ 13.32       $ 12.61       $10.64        $11.30       $ 12.34
                            =======       =======       ======       =======       =======
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      14.20%        18.60%        6.40%        (6.49)%       23.40%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $84,258       $59,277       $8,842       $17,321       $13,694
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%(f)       .95%         .95%(f)       .95%(f)       .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.21%(f)      1.37%        4.44%(f)      1.51%(f)      2.31%(f)
 Net investment
  income(a).............        .42%(f)       .17%         .93%(f)      5.36%(f)      5.47%(f)
 Portfolio turnover
  rate..................         65%          210%          40%           14%          26%
 Average commission rate
  paid(d)...............    $  [  ]        $.0521       $.0511       $  [  ]        $.0526

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                         DESCRIPTION OF THE PORTFOLIOS
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

Shares of each Portfolio are currently divided into two classes: Class A shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class B shares are offered pursuant to this prospectus at net asset value and are subject to distribution fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

The two classes of shares are offered under the Fund's multiple class distri-bution system approved by the Fund's Board of Directors, and are designed to allow promotion of insurance products investing in the Fund through alterna-tive distribution channels. Under the Fund's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquida-tion, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, each of which has Class A and Class B shares: the Money Market Portfolio, the Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Total Return Portfolio, the International Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfolio, the Worldwide Privatization Portfo-lio, the Technology Portfolio, the Quasar Portfolio and the Real Estate In-vestment Portfolio.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of each Portfolio are set forth below. There can be, of course, no assurance that any of the Portfolios will achieve its respective investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

Each Portfolio has different investment objectives which it pursues through separate investment policies as described herein. The differences in objec-tives and policies among the Portfolios determine the types of portfolio secu-rities in which each Portfolio invests, and can be expected to affect the de-gree of risk to which each Portfolio is subject and each Portfolio's yield or return. Each Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of such Portfolio's outstanding voting se-curities, as defined in the Act. The Fund may change each Portfolio's invest-ment policies that are not designated "fundamental policies" within the mean-ing of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of portfolio securities in which each Portfolio may invest are described in greater detail below.

MONEY MARKET PORTFOLIO

The Money Market Portfolio's investment objectives are in the following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. As a matter of fundamental policy, the Money Market Portfolio pur-sues its objectives by maintaining a portfolio of high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days).

The securities in which the Money Market Portfolio invests include: (1) mar-ketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) cer-tificates of deposit, bankers' acceptances and interest bearing savings depos-its issued or guaranteed by banks or savings and loan associations having to-tal assets of more than $1 billion and which are members of the Federal De-posit Insurance Corporation; (3) commercial paper of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's"), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Act. (See "Other Investment Policies and Techniques -- Repurchase Agreements"). The Money Market Portfolio may also invest in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks described in (2) above, prime quality dollar-denominated commercial paper issued by for-eign companies meeting the criteria specified in (3) above, and in certificates of deposit and bankers' acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such investments in which the Portfolio may invest.

The Money Market Portfolio complies with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity condi-tions imposed by the Rule. Accordingly, in any case in which there is a varia-tion between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio is governed by the more restrictive of the two requirements. See the Statement of Additional Information for a further description of Rule 2a-7.

The Portfolio may purchase restricted securities that are determined by the Ad-viser to be liquid in accordance with procedures adopted by the Directors of the Fund. Restricted Securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").

PREMIER GROWTH PORTFOLIO

General. The investment objective of the Premier Growth Portfolio is growth of capital by pursuing aggressive investment policies. Since investments are made based upon their potential for capital appreciation, current income is inciden-tal to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met. The Portfolio is therefore not intended for investors whose principal objective is assured income and conservation of capital.

The Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully select-ed, high-quality U.S. companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Port-folio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of inten-sively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Portfolio, under normal circumstances, invests at least 85% of the value of its total assets in the equity securities of U.S. companies. The Portfolio de-fines U.S. companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and
(ii) the equity securities of which are traded principally in the United States securities markets.

Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the in-vestment decisions for the Portfolio. In managing the Portfolio's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, serv-ices, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

The Adviser's analysts prepare their own earnings estimates and financial mod-els for each company followed. While each analyst has responsibility for fol-lowing companies in one or more identified sectors and/or industries, the lat-eral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the rela-tive attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is cre-ated through the dynamics of changing company, industry and economic fundamen-tals. Research emphasis is placed on the identification of companies whose sub-stantially above average prospective earnings growth is not fully reflected in current market valuations.

The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal re-search staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excel-lent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In the managing of the Portfolio's investment portfolio, the Adviser seeks to utilize market volatility judiciously (assuming no change in company fundamen-tals) to adjust the Portfolio's positions. The Portfolio strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase po-sitions on weaknesses and to sell or reduce overpriced holdings. Under normal circumstances, the Portfolio will remain substantially fully invested in equity securities and will not take significant cash positions for market timing pur-poses. Rather, during a market decline, while adding to positions in favored stocks, the Portfolio will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Portfolio's port-folio. Conversely, in rising markets, while reducing or eliminating fully val-ued positions, the Portfolio will tend to become somewhat more conservative, gradually increasing the number of companies repre-sented in the Portfolio's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies com-prising the "S&P 500" (Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity) based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions.

The Portfolio intends to invest in special situations from time to time. A spe-cial situation arises when, in the opinion of the Portfolio's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by rea-son of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

Short Sales. The Premier Growth Portfolio may not sell securities short, except that it may make short sales "against the box." A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporane-ously owns or has the right to obtain securities identical to those sold short without payment. Not more than 15% of the value of the Portfolio's net assets will be in deposits on short sales "against the box."

Puts and Calls. The Premier Growth Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof or similar options. The Portfolio may not write put options. The buyer of an option, upon payment of a premium obtains, in the case of a put option, the right to deliver to the writer of the option and, in the case of a call option, the right to call upon the writer to deliver, a specified number of shares of a specified stock on or before a fixed date at a predetermined price.

Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price. A call written by the Portfolio will not be sold un-less the Portfolio at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to ac-quire the optioned securities, or (b) an offsetting call option on the same se-curities.

The Premier Growth Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the op-tion price or market value of such securities) would exceed 15% of the Portfo-lio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Port-folio, have a remaining term of more than 100 days.

As noted, the Portfolio may also purchase and sell put and call options writ-ten by others, combinations thereof, or similar options, but the aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets. If an option is not so sold and is permitted to expire without being exercised, the Portfolio would suffer a loss in the amount of the premium paid by the Portfolio for the op-tion.

Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a se-curity at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio's investment objective is to seek reasonable cur-rent income and reasonable opportunity for appreciation through invest-ments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the Portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

The investment objective of the U.S. Government/High Grade Securities Portfo-lio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of: (i) obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government Securities, and (ii) other high grade debt securities rated AAA, AA or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securi-ties, including the securities held subject to repurchase agreements. The av-erage weighted maturity of the Portfolio's portfolio of U.S. Government secu-rities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities." The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one in-vestment. For this purpose, all securities issued or guaranteed by the U.S. Government are considered a single investment. Accordingly, the U.S. Govern-ment/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Port-folio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Gov-ernment include: (i) U.S. Treasury obligations, which differ only in their in-terest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by the U.S. Government, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obliga-tions of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See the Statement of Additional Information of the Fund for a de-scription of obligations issued or guaranteed by the U.S. Government.

High Grade Securities. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets, in-clude:

  1. Debt securities which are rated AAA, AA or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

  2. Obligations of, or guaranteed by, national or state bank holding compa-nies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

  3. Commercial paper rated A-1+, A-1, A-2 or A-3 by S&P, Prime-1, Prime-2 or Prime-3 by Moody's, D-1, D-2 or D-3 by Duff & Phelps or F1, F2 or F3 by Fitch; and

  4. Bankers' acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

Other Securities. While the Portfolio's investment strategy normally empha-sizes U.S. Government Securities and high grade debt securities, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in other types of securities, including, (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obliga-tions), (ii) certificates of deposit, bankers' acceptances and interest-bear-ing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options on futures contracts. Invest-ment grade debt securities described in (i) above are those rated BBB or higher by S&P, Duff & Phelps or Fitch or Baa or higher by Moody's or, if not so rated, are of equivalent investment quality in the opinion of the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's normally provide higher yields but may be considered to have speculative characteristics. See "Other Investment Policies and Techniques -- Securities Ratings." " -- Investment in Securities Rated Baa and BBB" and Appendix A.

HIGH-YIELD PORTFOLIO

The primary investment objective of the High-Yield Portfolio is to earn the highest level of current income available without assuming undue risk by in-vesting principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if not rated, of comparable investment quality as determined by the Adviser. As a secondary objective, the High-Yield Portfolio will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in inter-est rates or a combination of both. Conversely, capital depreciation may re-sult, for example, from a lowered credit standing or a general rise in inter-est rates, or a combination of both.

Consistent with the High-Yield Portfolio's primary investment objective, it is anticipated that, under normal conditions, at least 65% of the total assets of the High-Yield Portfolio will be invested in fixed-income securities rated be-low Baa by Moody's or below BBB by S&P, Duff & Phelps or Fitch or, if unrated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in, the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques --
 Securities Ratings," " -- Investments in Lower-Rated Fixed-Income Securities" and Appendix A. There is no minimum rating requirement applicable to the Port-folio's investments in fixed-income securities.

As of December 31, 1997, the percentages of the Portfolio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 0% in A and above, 3.16% in Ba or BB, 85.90% in B, .48% in CCC and 10.46% in unrated securities. The Fund did not invest in securities rated below CCC by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

When the spreads between the yields derived from lower rated securities and those derived from higher-rated issues are relatively narrow, the Portfolio may invest in the higher-rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Portfolio may include both convertible and non-convertible debt securities and preferred stock.

Municipal Securities. In circumstances where the Adviser determines that in-vestment in municipal obligations would facilitate the High-Yield Portfolio's ability to accomplish its investment objectives, it may invest up to 20% of its assets in such obli- gations, including municipal bonds issued at a dis-count. Dividends on shares attributable to interest on municipal securities held by the Portfolio will not be exempt from Federal income taxes.

Public Utilities. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks incurred by the Portfolio due to Fed-eral, state or municipal regulatory changes, insufficient rate increases or cost overruns.

Mortgage-Related Securities. The High-Yield Portfolio may invest without limi-tation in mortgage-related securities that provide funds for mortgage loans made to residential homeowners. These include securities which represent in-terests in pools of fixed and adjustable mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and oth-ers. Pools of mortgage loans are assembled for sale to investors (such as the High-Yield Portfolio) by various governmental, government-related and private organizations.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In-stead, these securities provide for a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal re-sulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect govern-ment guarantees of payments in such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The High-Yield Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experi-ence and practices of the poolers the Adviser determines that the securities meet the Portfolio's investment criteria. Although the market for mort-gage-related securities is becoming increasingly liquid, those issued by cer-tain private organizations may not be readily marketable. In particular, the secondary markets for mortgage-related securities representing interests in pass-through pools created by non-governmental issuers may be more volatile and less liquid than those for other mortgage-related securities, thereby poten-tially limiting a Fund's ability to buy or sell those securities at any partic-ular time. The High-Yield Portfolio will not purchase mortgage-related securi-ties or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be il-liquid.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the High-Yield Portfolio's investment objective and policies, consider making investments in such new types of securities.

The High-Yield Portfolio may invest up to 5% of the value of its total assets directly in mortgages secured by residential real estate. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio.

Writing Covered Put and Call Options. The High-Yield Portfolio may write cov-ered call options listed on one or more national se-curities exchanges and on foreign currencies in an aggregate amount not to exceed 25% of its total as-sets. (See "Other Investment Policies and Techniques -- Writing Covered Call Options").

In addition to writing covered call options, the High-Yield Portfolio may write covered put options listed on one or more national securities exchanges and on foreign currencies. A put option gives the purchaser of the option, upon pay-ment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. When the High-Yield Portfolio writes a put option it maintains in a segregated ac-count cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. The High-Yield Portfolio will not write a put option if, as a result thereof, the aggregate of its portfolio securities subject to outstanding options (valued at the lower of the option price or market value of such securities) would exceed 15% of such Portfolio's total assets.

Purchasing Put and Call Options. In addition to writing put and call options, the High-Yield Portfolio may purchase put and call options written by others covering the types of securities in which the Portfolio may invest, and may purchase put and call options on foreign currencies. The Portfolio may purchase put and call options to provide protection against adverse price or yield ef-fects from anticipated changes in prevailing interest rates in the same manner discussed below under "Other Investment Policies and

Techniques -- When-Issued Securities and Forward Commitments." In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security or currency increased by an amount in excess of the premium paid. It would realize a loss if the price of the security or currency declined or remained the same or did not in-crease during the period by more than the amount of the premium. By purchasing a put option, the Portfolio would be in a position to realize a gain if, dur-ing the option period, the price of the underlying security or currency de-creased by an amount in excess of the premium paid. It would realize a loss if the price of the security or currency increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Portfolio.

The High-Yield Portfolio may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Portfolio realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

When the High-Yield Portfolio purchases put or call options, or when it writes cov-ered put or call options as described above, it does so in negotiated transactions. The Portfolio effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Op-tions purchased or written by the Portfolio in negotiated transactions are il-liquid and it may not be possible for the Portfolio to effect a closing sale transaction at a time when the Adviser believes it would be advantageous to do so.

Futures Contracts and Options on Futures. The High-Yield Portfolio may invest in financial futures contracts ("futures contracts") and related options thereon. If the Adviser anticipates that interest rates will rise, the Portfo-lio may sell a futures contract or a call option thereon or purchase a put op-tion on such futures contracts as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

Subject to appropriate regulatory relief, the Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired op-tions on futures contracts exceeds 5% of the value of the Portfolio's total assets. The Portfolio may not purchase or sell futures contracts or related options thereon if immediately thereafter more than 30% of its net assets would be hedged. See "Other Investment Policies and Tech-niques -- Hedging Techniques -- Futures Contracts and Options on Futures Contracts."

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Total Return Portfolio's assets are invested in U.S. Government and agency ob-ligations, bonds, fixed-income senior securities (including short and long-term debt securities and preferred stocks to the extent their value is attrib-utable to their fixed-income characteristics), preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The percentage of the Portfolio's assets in-vested in each type of security at any time shall be in accordance with the judgment of the Adviser.

INTERNATIONAL PORTFOLIO

The International Portfolio's primary investment objective is to seek to ob-tain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g., companies incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio at-tempts to increase its current income without assuming undue risk. The Adviser considers it consistent with these objectives to acquire securities of compa-nies incorporated in the United States and having their principal activities and interests outside of the United States. The International Portfolio in-tends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested.

In seeking its objective, the International Portfolio invests its assets primarily in common stocks of established non-United States companies which in the opinion of the Adviser have potential for growth of capital or income or both. There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, the In-ternational Portfolio may invest in any other type of security including, but not limited to, convertible securities preferred stocks, bonds, notes and other debt securities of foreign issuers (Euro-dollar securities), as well as warrants, or obligations of the United States or foreign governments and their political subdivisions. When the Adviser believes that the total return on debt securities will equal or exceed the return on common stocks, the Interna-tional Portfolio may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The International Portfolio may establish and maintain temporary balances for defensive purposes or to enable it to take advantage of buying opportunities. The International Portfolio's temporary cash balances may be invested in United States as well as foreign short-term money-market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

The International Portfolio diversifies investments broadly among countries and normally has represented in its portfolio, busi-ness activities of not less than three different countries excluding the United States. The Portfolio may invest all or a substantial portion of its assets in one or more of such countries. The Portfolio may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and interests outside the United States determined on the basis of such factors as location of the company's assets, or person-nel, or sales and earnings. See "Other Investment Policies and Techniques --
 Foreign Securities."

The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other curren-cies. A forward contract is an obligation to purchase or sell a specific cur-rency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio's dealings in forward contracts will be limited to hedging involving either spe-cific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Portfolio. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Portfolio does not speculate in forward contracts and, therefore, the Ad-viser believes that the Portfolio is not subject to the risks frequently asso-ciated with the speculative use of such transactions. The Portfolio may not position hedge with respect to the currency of a particular country to an ex-tent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particu-lar foreign currency. If the Portfolio enters into a position hedging transac-tion, its custodian bank will place liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets com-mitted to the consummation of such forward contract. If the value of the secu-rities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possi-ble for the Portfolio to hedge against a devaluation that is so generally an-ticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Portfolio will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Portfolio's total assets would be committed to such contracts.

The Portfolio may also invest in warrants which entitle the holder to buy eq-uity securities at a specific price for a specific period of time.

It is the present intention of the Adviser to invest the Portfolio's assets in companies based in (or governments of or within) East

Asia (Japan, Hong Kong, Singapore and Malaysia), Western Europe (the United Kingdom, Germany, The Netherlands, France and Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Sharehold-ers should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are gener-ally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. The Adviser at present does not intend to invest more than 10% of the International Portfolio's total assets in companies in, or governments of, developing countries. For a descrip-tion of certain risks associated with investing in foreign securities, see "Other Investment Policies and Techniques -- Foreign Securities."

SHORT-TERM MULTI-MARKET PORTFOLIO

The investment objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-qual-ity debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in a portfolio of debt se-curities denominated in the U.S. Dollar and selected foreign currencies. Ac-cordingly, the Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally maintains a substan-tial portion of its assets in debt securities denominated in foreign curren-cies, the Portfolio invests at least 25% of its net assets in U.S. Dollar-de-nominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluc-tuation in net asset value than a longer-term bond fund.

In pursuing its investment objective, the Portfolio seeks to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. Normally, a high proportion of the Portfolio's investments consist of money market instruments. The Adviser actively manages the Portfolio in ac-cordance with a multi-market investment strategy, allocating the Portfolio's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Portfolio's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. The Portfolio does not in-vest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The Portfolio invests in debt securities denominated in the currencies of coun-tries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, German Mark, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona and Swiss Franc. An issuer of debt securi-ties purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities having remaining maturities of not more than three years. Accordingly, the Portfolio's investments consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agen-cies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or in-strumentalities, or by supranational entities, all of which are rated AAA or AA by S&P, Duff & Phelps or Fitch or Aaa or Aa by Moody's ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality;
(iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certifi-cates of deposit and bankers' acceptances issued or guaranteed by, or time de-posits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, F1 by Fitch, or D-1 by Duff & Phelps or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, Duff & Phelps or Fitch, or Aaa, Aa or A by Moody's and determined by the Adviser to be of high quality.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance develop-ment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the Eu-ropean Coal and Steel Community, which is an economic cooperative whose members are various European nations' steel and coal industries; and the Asian Develop-ment Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies com-prising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obliga-tions.

Under normal circumstances, and as a matter of fundamental policy, the Portfo-lio "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as dis-tinct from non-bank dealers) in accordance with the policies set forth in "Other Investment Policies and Techniques -- Repurchase Agreements" below. However, when business or financial conditions warrant, the Portfolio may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Portfolio may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Secu-rities or cash equivalents.

Due to the Portfolio's investment policy with respect to investments in the banking industry, the Portfolio will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained in-creases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high tech-nology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Portfolio's investments in commercial banks located in sev-eral foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Portfolio seeks to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

The net asset value of the Portfolio's shares changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfo-lio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, ac-cordingly, it is expected that the net asset value of the Portfolio's shares normally will fluctuate less than that of a long-term bond fund.

In order to reduce the Portfolio's exposure to foreign currency fluctuations versus the U.S. Dollar, the Portfolio utilizes certain investment strategies, including the purchase and sale of forward foreign currency exchange contracts and other currency hedging techniques. For a discussion of these investment policies of the Portfolio, see "Other Investment Policies and Techniques --
 Hedging Techniques," below. For a description of certain risks associated with investing in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

GLOBAL BOND PORTFOLIO

The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by in-vesting in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between one year or less and 10 years. See "Other Investment Policies and Techniques -- Fixed-Income Securities."

In the past, debt securities offered by certain foreign governments have pro-vided higher investment returns than U.S. government debt securities. The rel-ative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been sig-nificant, and negative returns have been experienced in various markets from time to time. The Adviser and AIGAM International Limited (the "Sub-Adviser") believe that investment in a composite of foreign fixed income markets and in the U.S. government and corporate bond market is less risky than a portfolio invested exclusively in foreign debt securities, and provides investors with more opportunities for attractive total return than a portfolio invested ex-clusively in U.S. debt securities.

The Portfolio invests only in securities of issuers in countries whose govern-ments are deemed stable by the Adviser and the Sub-Adviser. Their determina-tion that a particular country should be considered stable depends on their evaluation of political and economic developments affecting the country as well as recent experience in the markets for foreign government securities of the country. Examples of foreign governments which the Adviser and Sub-Adviser currently consider to be stable, among others, are the governments of Austra-lia, Austria, Canada, Denmark, France, Germany, Ireland, Italy, Japan, New Zealand, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The Adviser does not believe that the credit risk inherent in the ob-ligations of such stable foreign governments is significantly greater than that of U.S. government debt securities. The Portfolio intends to spread in-vestment risk among the capital markets of a number of countries and will in-vest in securities of the governments of, and companies based in, at least three, and normally considerably more, such countries. The percentage of the Portfolio's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Under normal market conditions, it is expected that approximately

25% of the Portfolio's net assets will be invested in debt securities denomi-nated in the U.S. Dollar.

The Portfolio seeks to minimize investment risk by limiting its portfolio in-vestments to high-quality debt securities of U.S. or foreign governments or supranational organizations, high-quality U.S. or foreign corporate debt secu-rities, including commercial paper and high-quality debt obligations of banks and bank holding companies. The Portfolio's investments consist only of debt securities rated within one of the two highest grades assigned by S&P, Duff & Phelps, Fitch or Moody's or, if unrated, judged by the Adviser and Sub-Adviser to be of comparable quality. See "Other Investment Policies and Techniques --
 Securities Ratings" and Appendix A. Pending investment, to maintain liquidity or for temporary defensive purposes, the Portfolio may commit all or any por-tion of its assets to cash or money market instruments of U.S. or foreign is-suers. The Portfolio also may engage in certain hedging strategies, including the purchase and sale of forward foreign currency exchange contracts and other hedging techniques. For a discussion of these investment policies of the Port-folio, see "Other Investment Policies and Techniques -- Hedging Techniques," below.

The Portfolio may invest in debt securities issued by supranational organiza-tions such as: the International Bank for Reconstruction and Development (com-monly referred to as the "World Bank"), which was chartered to finance devel-opment projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic cooperative whose mem-bers are various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend portfolios, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Portfolio may invest in debt securities denominated in the European Cur-rency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

For a description of certain risks associated with investing in foreign secu-rities, see "Other Investment Policies and Techniques -- Foreign Securities," below.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

The North American Government Income Portfolio's investment objective is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their po-litical subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities ("Government Securi-ties"). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In ad-dition, the Portfolio may invest up to 25% of its total assets in debt securi-ties issued by governmental entities of Argentina ("Argentine Government Secu-rities"). The Portfolio expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Portfolio has substantial investments, under which the Portfolio, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Portfolio's in-vestment portfolio of fixed-income securities is expected to vary between one year or less and 30 years. See "Other Investment Policies and Techniques --
 Fixed-Income Securities." The Portfolio utilizes certain other investment techniques, including options and futures.

The Adviser believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will bene-fit the economic performance of all three countries and promote greater corre-lation of currency fluctuation among the U.S. and Canadian Dollars and the Mex-ican Peso. See, however, "General Information About the United Mexican States" and the Fund's Statement of Additional Information with respect to the current state of the Mexican economy.

The Portfolio may invest its assets in Government Securities considered invest-ment grade or higher (i.e., securities rated at least BBB by S&P, Duff & Phelps or Fitch or at least Baa by Moody's or, if not so rated, of equivalent invest-ment quality as determined by the Portfolio's Adviser). See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investments in Fixed-Income Securities Rated Baa and BBB" and Appendix A.

The Adviser actively manages the Portfolio's assets in relation to market con-ditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Portfolio invests at least, and normally substantially more than, 65% of its total as-sets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securi-ties issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argen-tine Government Securities. Under normal market conditions, the Portfolio in-vests at least 65% of its total assets in income-producing securities.

U.S. Government Securities. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturi-
ty), U.S. Treasury notes (maturities of one to 10 years with interest payable every six months), and U.S. Treasury bonds (generally maturities of greater than 10 years with interest payable every six months), all of which are backed by the full faith and credit of the United States (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Ad-ministration, the Department of Housing and Urban Development, the Export-Im-port Bank, the General Services Administration and the Small Business Adminis-tration; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations. See the Statement of Additional Informa-tion for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities in which the Portfolio may invest also include "zero coupon" Treasury securities, which are U.S. Treasury bills that are issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unma-tured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time re-maining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securi-ties, and are likely to respond to changes in interest rates to a greater de-gree than otherwise compara-ble securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a por-tion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Port-folio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as in-terest during the year. The Adviser believes, however, that it is highly un-likely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Currently, the only U.S. Treasury security issued without coupons is the Trea-sury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custo-dial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but will not treat such securities as U.S. Government Securities until final resolution of the issue.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

Canadian Government Securities. Canadian Government Securities include the sovereign debt of Canada or any of its Provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Is-land, Quebec and Saskatchewan). Canadian Government Securities in which the Portfolio may invest include Government of Canada bonds and Government of Can-ada Treasury bills. The Bank of Canada, acting on behalf of the federal gov-ernment, is responsible for the distribution of these bonds and Treasury bills. The Bank of Canada offers new issues, as approved by the Government, to specific investment dealers and banks. Government of Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Govern-ment of Canada bonds frequently consists of several different bonds with matu-rities ranging from one to 25 years. The Bank of Canada usually purchases a pre-determined amount of each issue.

All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are de-termined by various factors, including the relative supply and the rating as-signed by the rating agencies.

Many Canadian municipalities, municipal financial authorities and Crown corpo-rations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Gov-ernment Securities and trade similarly to such securities.

The Canadian municipal market may be less liquid than the Provincial bond market.

Canadian Government Securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to a program established under the Na-tional Housing Act of Canada. Certificates issued pursuant to the program bene-fit from the guarantee of the Canada Mortgage and Housing Corporation, a fed-eral Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada in most circumstances.

Mexican Government Securities. The Portfolio may invest in Mexican Government Securities of investment grade quality. As of the date of this Prospectus, there are five Mexican Government Securities denominated in the Mexican Peso that have been rated investment grade by either S&P, Duff & Phelps or Fitch, or Moody's. These five Mexican Government Securities are Cetes and Tesobonos, each rated A-2 by S&P, and Ajustabonos, Bondes and Udibonos, each rated BBB+/stable by S&P. The Portfolio's Adviser, however, believes that there are other Peso-denominated Mexican Government Securities that are of investment grade quality. Currently Floating Rate Notes, rated BB+/stable by S&P, is the only Mexican Government Security denominated in U.S. Dollars that is rated investment grade by S&P. If qualified investments of this nature appear in the future, the Port-folio will consider them for investment.

Mexican Government Securities denominated and payable in the Mexican Peso include: (i) Cetes, which are book-entry securities sold directly by the Mexi-can government on a discount basis and with maturities that range from seven to 364 days; (ii) Bondes, which are long-term development bonds issued directly by the Mexican government with a minimum term of 364 days; and (iii) Ajustabonos, which are adjustable bonds with a minimum three-year term issued directly by the Mexican government with the face amount adjusted each quarter by the quar-terly inflation rate as of the end of the preceding month.

Argentine Government Securities. The Portfolio may invest up to 25% of its to-tal assets in Argentine Government Securities that are denominated and payable in the Argentine Peso. Argentine Government Securities include: (i) Bonos del Tesoro ("BOTE"), which are obligations of the Argentine Treasury, and (ii) Bonos de Consolidacion Economica ("BOCON"), which are economic consolidation bonds is-sued directly by the Argentine Government with maturities of up to ten years. Although not all Argentine Government Securities are rated investment grade quality by S&P, Moody's, Duff & Phelps or Fitch, the Adviser believes that there are unrated Argentine Government Securities that are of investment grade quality.

General Information About Canada. Canada consists of a federation of ten Prov-inces and two federal territories (which generally fall under federal authori-ty) with a constitutional division of powers between the federal and Provin-cial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business or-ganizations ranging from small owner-operated businesses to large multina-tional corporations. Manufacturing and resource industries are large contribu-tors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing econ-omy to a predominantly service-based one. Agriculture and other primary pro-duction play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral re-sources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign ex-change controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. Dollar, decreasing in value compared to the U.S. Dollar by approximately 20% from October 1991. Between January 1996 and October 1997, the Canadian Dollar remained steady in value against the U.S. Dollar at a level approximately 3% to 4% above that low. Beginning in October 1997, howev-er, the Canadian Dollar decreased in value against the U.S. Dollar by approxi-mately 6%, reaching an all-time low of 1.4649 Canadian Dollars per U.S. Dollar on January 29, 1998. On February 20, 1998, the Canadian Dollar/U.S. Dollar ex-change rate was 1.4206:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

General Information About The United Mexican States. The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico
City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separa-tion of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the de-valuation of the Peso in December 1994, the Mexican economy experienced im-provement in a number of areas, including eight consecutive years (1987-1994) of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control in-flation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexi-can government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an eco-nomic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weaken-ing economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Pe-so. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and a new ac-cord among the government and the business and labor sectors of the economy was entered into in an effort to stabilize the economy and the financial mar-kets. To help relieve Mexico's liquidity crisis and restore financial stabil-ity to Mexico's economy, the Mexican government also obtained financial assis-tance from the United States, other countries and certain international agen-cies conditioned upon the implementation and continuation of the economic re-form program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the eco-nomic crisis of 1994, and the high inflation and high interest rates that con-tinued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996, resulting in a 5.1% increase from 1995, and, ac-cording to preliminary estimates, continued through 1997, resulting in a 7.3% increase from 1996. In addition, inflation dropped from a 52% annual rate in

1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no as-surance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devalua-tions continued until December 1994. On December 22, 1994 the Mexican govern-ment announced that it would permit the Peso to float against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

General Information About the Republic of Argentina. The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a Presi-dent, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful mil-itary uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization pro-gram, a reduction in the size of the public sector and an opening of the econ-omy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Ar-gentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign in-vestment reformed. As a result of the economic stabilization reforms, gross do-mestic product increased for four consecutive years before declining in 1995. During 1996, however, gross domestic product increased 4.3% from 1995. Prelimi-nary data for 1997 indicate that gross domestic product increased by more than 8.0% from 1996. The rate of inflation is generally viewed to be under control.

Significant progress was also made between 1991 and 1994 in rescheduling Argen-tina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and con-tinue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on bank deposits, which was brought under control by a series of measures designed to strengthen the finan-cial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumen-tal in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessar-ily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine for-eign exchange market was highly controlled until December 1989, when a free ex-change rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatria-tion. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, for-eign investors are permitted to remit profits at any time.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The North American Government Income Portfolio may utilize various investment strategies to hedge its investment portfolio against currency and other risks. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign curren-cies or contracts based on financial indices or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In further-ance of its investment policies, the Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repur-chase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Risks of Investments in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. For a description of certain risks associated with investing in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

The Portfolio believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the risks of investment in foreign securities are not likely to have a material adverse effect on the Portfolio's invest-ments in the securities of Canadian issuers or investments denominated in Ca-nadian Dollars. The risks of investment in foreign securities described in "Other Investment Policies and Techniques --Foreign Securities," below are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian Foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian Foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of non-Canadian Government Secu-rities as expressed in U.S. dollars.

Currency Risks. Because Portfolio assets are invested in fixed income securi-ties denominated in the Canadian Dollar, the Mexican Peso and other foreign currencies and because a substantial portion of the Portfolio's revenues are received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Portfolio's income. If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qual-ify as a regulated investment company for federal income tax purposes. Simi-larly, if an exchange rate declines between the time the Portfolio incurs ex-penses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which them-selves in-volve certain special risks. See "Other Investment Policies and Techniques --
 Hedging Techniques."

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

The Global Dollar Government Portfolio's primary investment objective is to seek a high level of current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities or-ganized and operated for the purpose of restructuring the investment charac-teristics of instruments issued or guaranteed by foreign governments ("Sover-eign Debt Obligations"). The Portfolio's investments in Sovereign Debt Obliga-tions emphasize obligations of a type customarily referred to as "Brady Bonds," that are issued as part of debt restructurings and that are col-lateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. government, its agencies or instrumentalities ("Collateral-ized Brady Bonds"). The Portfolio may also invest up to 35% of its total as-sets in U.S. and non-U.S. corporate fixed income securities. The Portfolio limits its investments in Sovereign Debt Obligations and U.S. and non-U.S. corporate fixed income securities to U.S. dollar denominated securities. The Adviser expects that, based upon current market conditions, the Portfolio's investment portfolio of U.S. fixed-income securities will have an average ma-turity range of approximately 9 to 15 years and the Portfolio's investment portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. The Adviser anticipates that the Port-folio's investment portfolio of sovereign debt obligations will have a longer average maturity.

With respect to its investments in Sovereign Debt Obligations and non-U.S. corporate fixed income securities, the Portfolio will emphasize investments in countries that are considered emerging market countries at the time of pur-chase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the Interna-tional Bank for Reconstruction and Development (commonly referred to as the "World Bank"). It is expected that a substantial part of the Portfolio's in-vestment focus will be in the U.S. dollar denominated securities or obliga-tions of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Vene-zuela because these countries are now, or are expected by the Adviser at a fu-ture date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in the Adviser's opinion, will provide the most attractive investment opportunities for the Portfolio. The Adviser anticipates that other countries that will provide investment op-portunities for the Portfolio include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See "Brady Bonds" below.

The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any one of Ar-gentina, Brazil, Mexico, Morocco, the Philippines, Russia or

Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed income securities of issuers in any other single foreign coun-try. At present, each of the above-named countries is an "emerging market coun-try."

In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external ac-counts, financial markets, stability of exchange rate policy and labor condi-tions. In selecting and allocating assets among corporate issues within a given country, the Adviser considers the relative financial strength of issues and expects to emphasize investments in securities of issuers that, in the Advis-er's opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the se-curities or obligations of issues located in any particular country.

Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan as-signments and interests issued by entities organized and operated for the pur-pose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed income securities held by the Portfolio include debt securities, convertible securi-ties and preferred stocks of corporate issuers. The Portfolio will not be sub-ject to restrictions on the maturities of the securities it holds.

Substantially all of the Portfolio's assets are invested in lower-rated securi-ties, which may include securities having the lowest rating for non-subordi-nated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obliga-tions and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securi-ties which are consistent with the Fund's investment objectives and policies. As of December 31, 1997, the percentages of the Adviser's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 2.77% in A and above, 33.91% in Ba or BB, 54.25% in B, 31.44% in CCC and 9.07% in non-rated. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Invest-ment in Lower-Rated Fixed-Income Securities" and "Appendix A."

A substantial portion of the Portfolio's investments will be in (i) securities which were initially issued at discounts from their face values ("Discount Ob-ligations") and (ii) securities purchased by the Portfolio at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue dis-count" previously accrued thereon, i.e., purchased at a "market discount."

Brady Bonds. As noted above, a significant portion of the Portfolio's invest-ment portfolio will consist of debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Trea-sury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of roll-ing interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect consti-tute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with re-spect to Collateralized Brady Bonds as a result of which the payment obliga-tions of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to in-vestors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and pri-vate entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of re-structuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Se-curities") backed by, or representing interests in, the underlying instru-ments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different in-vestment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the un-derlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying in-struments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's invest-ments in these Structured Securities may be limited by the restrictions con-tained in the 1940 Act described below under "Investment in Other Investment Companies."

Loan Participations and Assignments. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most in-stances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be consid-ered by the Portfolio to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not in-vest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having to-tal assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assign-ors, however, the rights and obligations acquired by the Portfolio as the pur-chaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documenta-tion as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net as-set value.

U.S. and Non-U.S. Corporate Fixed Income Securities. U.S. and non-U.S. corpo-rate fixed income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread be-tween the yields of lower rated obligations and those of more highly rated is-sues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch and commonly referred to as "junk bonds") and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser be-lieves that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. During the Fund's fiscal year ended December 31, 1997, on a weighted average basis, the percentages of the Portfolio's assets invested in securities rated (or consid-ered by the Adviser to be of equivalent quality to securities rated) in par-ticular rating categories were 1% in A and above, 50% in Ba or BB, 40% in B, 0% in CC and 9% in non-rated securities. See "Certain Risk Considerations" for a discussion of the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed income securities.

Investment in Other Investment Companies. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be in-vested in the securities of any investment company. If the Portfolio acquired shares in investment companies, shareholders would bear both their proportion-ate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they enti-tle their holder to purchase, and they do not represent any rights in the as-sets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the under-lying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Reverse Repurchase Agreements and Dollar Rolls. The Portfolio may also use re-verse repurchase agreements and dollar rolls as part of its investment strate-gy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agree-ment period, the Portfolio continues to receive principal and interest pay-ments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Portfolio may enter into dollar rolls in which the Portfolio sells securi-ties for delivery in the current month and simultaneously contracts to repur-chase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and in-terest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be re-stricted pending a determination by the other party, or its trustee or receiv-er, whether to enforce the Portfolio's obligation to repurchase the securi-ties.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Portfolio. Under the requirements of the 1940 Act, the Portfolio is required to maintain an asset coverage of at least 300% of all borrowings. Reverse repurchase agreements and dollar rolls, together with any borrowing will not exceed 33% of the Portfolio's total assets, less liabilities other than any borrowing.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. See "Investment Restric-tions" in the Statement of Additional Information.

In furtherance of its investment policies, the Portfolio may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities and indi-ces thereof. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby com-mitments and make secured loans of its portfolio securities. See "Other In-vestment Policies and Techniques."

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objectives and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Re-duced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific eco-nomic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quota-tions for purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willing-ness of a foreign government to make or provide for timely payments of its ob-ligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to com-mercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructur-ing of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by ne-gotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance inter-est payments. Certain governments have not been able to make payments of in-terest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, includ-ing export performance, and its access to international credits and invest-ments. To the extent that a country receives payment for its exports in cur-rencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign govern-ments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a with-drawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted peri-odically based upon international rates.

The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For exam-ple, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly dimin-ished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of con-siderable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed Income Securities. The U.S. corporate fixed income secu-rities in which the Portfolio will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corpo-rate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced man-agement as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corpo-rate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such invest-ment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applica-ble U.S. bankruptcy, moratorium and other similar laws.

UTILITY INCOME PORTFOLIO

The Utility Income Portfolio's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income se-curities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other com-panies providing communication facilities for the public, or (ii) the provi-sion of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste dis-posal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio normally invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Portfo-lio's total assets are to be invested in income-producing securities.

The Portfolio's investment objective and policies are designed to take advan-tage of the characteristics and historical performance of securities of compa-nies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a num-ber of factors, including historical growth rates and rates of return on capi-tal, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to invest-ments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/ earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for pur-chase of common stocks, and in fixed-income securities, such as bonds and pre-ferred stocks. There are no fixed percentage limits on the allocation of the Portfolio's investments between equity securities and fixed income securities. Rather, the Portfolio varies the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctu-ate. When interest rates decline, the values of fixed income securities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Portfolio's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

The Portfolio may maintain up to 35% of its net assets in fixed-income securi-ties rated below Baa by Moody's or below BBB by S&P, Duff & Phelps or Fitch or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A. The Portfolio will not retain a security which is down-graded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

Convertible Securities. Utilities frequently issue convertible securities. Con-vertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general character-istics as non-convertible debt securities, which provide a stable stream of in-come with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, converse-ly, to increase as interest rates decline. While convertible securities gener-ally offer lower interest or dividend yields than non-convertible debt securi-ties of similar quality, they offer investors the potential to benefit from in-creases in the market price of the underlying common stock. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the in-vestment policies described above.

Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a spe-cific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are simi-lar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of in-vestments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. More-over, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

 UTILITIES INDUSTRY

United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of ma-jor construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into un-regulated businesses.

Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utili-ties to operate such facilities, thus reducing their ability to service divi-dend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financ-ing costs.

Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased compe-tition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased com-petition and other structural changes will not adversely affect the profit-ability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs associated with compliance with environmental and nuclear safety regulations, service interruptions, eco-nomic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not au-thorize increased rates. Because of the Portfolio's policy of concentrating its investments in securities of utility companies, the Portfolio may be more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign Utilities. Foreign utility companies, like those in the United States, are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In ad-dition, because many foreign utility companies use fuels that cause more pol-lution that those used in the United States such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Portfolio's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility com-panies currently are government-owned, thereby limiting current investment op-portunities for the Portfolio, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a pro-gram of privatization of their utilities industry, and that the securities is-sued by privatized utility companies may offer attractive investment opportu-nities with the potential for long-term growth.

Privatization, which refers to the trend toward investor ownership, rather than gov-ernment ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for in-vestment by the Portfolio in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Portfolio, or that investment opportunities in foreign markets for the Portfolio will increase for this or other reasons.

The percentage of the Portfolio's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income po-tential of such securities, the economies of the countries in which the invest-ments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the ba-sis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic poli-
cies) as well as technical and political data. As mentioned above, the Portfo-lio will not invest more than 15% of its total assets in issuers in any one foreign country. See "Other Investment Policies and Techniques -- Foreign Securities."

 OTHER SECURITIES

While the Portfolio's investment strategy normally emphasizes securities of companies in the utilities industry, the Portfolio may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) U.S. Government Securities and repurchase agreements pertaining thereto, as discussed below, (ii) foreign government se-curities, as discussed below, (iii) corporate fixed-income securities of domes-tic issuers of quality comparable to the fixed-income securities described above, (iv) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (v) commercial paper of prime quality rated Prime-1 by Moody's, A-1 by S&P, D-1 by Duff & Phelps or F1 by Fitch or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, Duff & Phelps or Fitch, (vi) equity securities of domestic corporate issuers, and (vii) the additional derivative vehicles discussed below under the caption "Investment Practices."

U.S. Government Securities. U.S. Government Securities include: (i) U.S. Trea-sury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to 10 years with interest payable every six months), and U.S. Treasury bonds (generally maturities of greater than 10 years with interest payable every six months), all of which are backed by the full faith and credit of the United States; (ii) obligations is-sued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association, the Farmers Home Administration, the Department of Hous-ing and Urban Development, the Export-Import Bank, the General Services Admin-istration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securi-ties issued by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, and governmental Collateralized Mortgage Obligations.
See Appendix A to the Statement of Additional Information for a further de-scription of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

U.S. Government Securities do not generally involve the credit risks associ-ated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Gov-ernment Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

Foreign Securities. Foreign fixed-income securities in which the Portfolio in-vests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and (ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country de-nominated in the currency of another country). The Portfolio may also invest in equity securities of foreign corporate issuers. See "Investment Objective and Policies -- Utilities Industry -- Foreign Utilities." For a description of certain risks associated with investment in foreign securities, see "Other In-vestment Policies and Techniques -- Foreign Securities," below.

In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Portfolio may invest in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and other types of Depository Re-ceipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be con-verted. In addition, the issuers of the stock of unsponsored Depositary Re-ceipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typ-ically issued by a United States bank or trust company which evidence owner-ship of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities is-sued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities mar-kets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs are deemed to be investments in securities is-sued by United States issuers and the Portfolio's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the un-derlying securities.

The Portfolio is also authorized to invest in securities of supranational en-tities denominated in the currency of any country. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of su-pranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. The Portfolio may, in addition, invest in securities denominated in European Cur-rency Units. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Union. The Portfolio is fur-ther authorized to invest in "semi-governmental securities," which are securi-ties issued by entities owned by either a national, state or equivalent gov-ernment or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

 INVESTMENT PRACTICES

The Portfolio may utilize various investment strategies to hedge its invest-ment portfolio against currency and other risks. The Portfolio may write cov-ered put and call options and purchase put and call options on U.S. and for-eign securities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed income securities or foreign currencies or contracts based on financial indices or common stocks and pur-chase and write put and call options on such futures contracts or on foreign currencies and purchase or sell forward foreign currency exchange contracts. In furtherance of its investment policies, the Portfolio may enter into inter-est rate swaps and may purchase or sell interest rate caps and floors and may purchase and sell options on fixed income securities. The Portfolio may also enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitments and make secured loans of its portfolio securities. See "Other Investment Policies and Techniques."

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases be-tween the time of the short sale and the time the Portfolio replaces the bor-rowed security, the Portfolio will incur a loss; conversely, if the price de-clines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

GROWTH INVESTORS PORTFOLIO AND CONSERVATIVE INVESTORS PORTFOLIO

The Conservative Investors Portfolio and Growth Investors Portfolio invest in a variety of fixed-income securities, money market instruments and equity se-curities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of specific securities selection but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is adverse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of eq-uity market strength. Consequently, the asset mix for the Conservative Invest-ors Portfolio attempts to reduce volatility while providing modest upside po-tential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Portfolio should therefore provide for upside potential without excessive volatility.

The Adviser has established an asset allocation committee (the "Committee"), all the members of which are employees of the Adviser, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. Under normal market conditions, the Adviser expects to change allocation ranges approximately three to five times per year. However, the Adviser has broad latitude to establish the frequency, as well as the magnitude, of allo-cation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Adviser's decisions are based on and may be limited by a va-riety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appro-priate investor profile for each Portfolio. Consequently, asset mix decisions for the Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Portfolio are principally based on the longer term total re-turn potential for each asset class.

The Portfolios are permitted to use a variety of hedging techniques to attempt to reduce market interest rate and currency risks.

 INVESTMENT POLICIES

Conservative Investors Portfolio. The investment objective of the Conservative Investors Portfolio is to achieve a high total return without, in the view of the Adviser, undue risk of principal. The Conservative Investors Portfolio at-tempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity se-curities of United States and non-United States issuers. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Investment Policies and Techniques -- Fixed Income Securities."

All fixed-income securities owned by the Portfolio will be investment grade at the time of purchase. This means that they will be in one of the top four rat-ing categories assigned by S&P, Moody's, Duff & Phelps or Fitch or will be unrated securities of comparable quality as determined by the Adviser. Securi-ties in the fourth such rating category (rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch) have speculative characteristics, and changes in eco-nomic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. See "Other Investment Policies and Tech-niques -- Securities Ratings," "-- Investment in Fixed-Income Securities Rated Baa and BBB" and Appendix A. In the event that the rating of any security held by the Conservative Investors Portfolio falls below investment grade (or, in the case of an unrated security, the Adviser determines that it is no longer of investment grade), the Portfolio will not be obligated to dispose of such secu-rity and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Equity securities invested in by the Conservative Investors Portfolio consists of common stocks and securities convertible into common stocks, such as con-vertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States' economy over time.

The Conservative Investors Portfolio holds at all times at least 40% of its to-tal assets in investment grade fixed-income securities, each having a duration less than that of a 10-year Treasury bond (the "Fixed Income Core"). The dura-tion of a fixed-income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Conservative Investors Portfolio is generally expected to hold approxi-mately 70% of its total assets in fixed-income securities (including the Fixed Income Core cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class always comprises at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class always com-prises at least 10%, but never more than 50%, of the Portfolio's total assets. For temporary defensive purposes, the Portfolio may invest in money market in-struments.

Growth Investors Portfolio. The investment objective of the Growth Investors Portfolio is to achieve the highest total return consistent with the Adviser's determination of reasonable risk. The Portfolio attempts to achieve its in-vestment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include publicly traded common stocks and other equity securities of the type in which the Conservative In-vestors Portfolio may invest but may also include equity securities issued by intermediate- and small-sized companies with favorable growth prospects, com-panies in cyclical industries, companies whose securities are temporarily un-dervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch) or that are unrated but determined by the Adviser to be of comparable quality. Lower-rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Portfolio will not invest more than 25% of its total assets in securities rated below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or unrated se-curities deemed to be of comparable quality by the Adviser. See "Other Invest-ment Policies and Techniques -- Securities Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

The Growth Investors Portfolio holds at all times at least 40% of its total assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Portfolio (the "Equity Core"). The Growth Investors Portfolio is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Ac-tual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's to-tal assets. The average weighted maturity of the Portfolio's portfolio of fixed-income securities is expected to vary between less than one year to 30 years. See "Other Investment Policies and Techniques -- Fixed Income Securi-ties." For temporary defensive purposes, the Portfolio may invest in money market instruments.

 ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES

Foreign Securities. Each of the Conservative Investors Portfolio and Growth In-vestors Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Conservative Investors Portfolio gen-erally will not invest more than 15% of its total assets, and the Growth In-vestors Portfolio generally will not invest more than 30% of its total assets, in such securities.

The Growth Investors Portfolio may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks as-sociated with investment in foreign securities are generally intensified for these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

The value of foreign investments measured in U.S. dollars will rise or fall be-cause of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Portfolios may buy or sell foreign currencies, options on for-eign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the pur-chase and sale of foreign investments.

For a description of certain risks associated with investing in foreign securi-ties, see "Other Investment Policies and Techniques-- Foreign Securities," be-low.

Non-Publicly Traded Securities. Each Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets (not including for these purposes Rule 144A Secu-rities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in il-liquid securities. To the extent permitted by applicable law, Rule 144A Securi-ties are not treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securi-ties," below.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed secu-rities, including collateralized mortgage obligations or "CMOs." Interest and principal payments (including prepayments) on the mortgages underlying mort-gage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage pre-pays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the un-derlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Be-cause the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining in-terest rates, such prepayments can be expected to accelerate and the Portfo-lios would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduc-tion in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Portfolios may also invest in derivative instruments, including certifi-cates representing rights to receive payments of the interest only or princi-pal only of mortgage-backed securities ("IO/PO Strips"). These securities may be more volatile than other types of securities. IO Strips involve the addi-tional risk of loss of the entire remaining value of the investment if the un-derlying mortgages were prepaid.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily mar-ketable. In particular, the secondary markets for CMOs and IO/PO Strips may be more volatile and less liquid than those for other mortgage-related securi-ties, thereby potentially limiting a Fund's ability to buy or sell those secu-rities at any particular time.

Adjustable Rate Securities. Each Portfolio may invest in adjustable rate secu-rities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on ad-justable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate dur-ing a specified period or over the life of the security.

Asset-Backed Securities. Each Portfolio may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured and unsecured. These as-sets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or origina-tor of the trust.

Underlying automobile sales contracts or credit card receivables are subject to pre-payment, which may reduce the overall return to certificate holders. Certifi-cate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforc-ing the contracts or because of depreciation or damage to the collateral (usu-ally automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Portfolio may invest in other asset-backed securities that may be developed in the future.

Investments in High-Yield Securities. The Growth Investors Portfolio may in-vest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Growth Investors Portfolio generally invests in securities with a minimum rating of Caa-- by Moody's or CCC-- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P and Fitch (C) or Duff & Phelps (CC) or in unrated securities judged by the Adviser to be of comparable quality, if the Portfolio's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in de-fault. As of December 31, 1997, 1.11% of the Portfolio's assets were invested in fixed-income securities rated (or considered by the Adviser to be of equiv-alent quality to securities rated) in the category A and above, 1.72% of the Portfolio's assets were invested in securities rated B and 25.10% were in non-rated securities. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

In the event that the credit rating of a high-yield security held by the Port-folio falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is considered appropriate in the circumstances.

Convertible Securities. Each Portfolio may invest in convertible securities. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security normally varies to some degree with changes in the price of the underlying stock although in some market conditions the higher yield tends to make the convertible security less volatile than the un-derlying common stock. In addition, the price of the convertible security also varies to some degree inversely with interest rates. Convertible debt securi-ties that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds.   The Portfolios may at times invest in
so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to dis-tribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Futures and Related Options. Each Portfolio may buy and sell stock index futures contracts ("index futures") and may buy options on index futures and on stock indices for hedging purposes. A Portfolio may buy and sell call and put options on index futures or on stock indices in addition to, or as an alternative to, purchasing or selling index futures or, to the extent permit-ted by applicable law, to earn additional income. The Portfolios may also, for hedging purposes, purchase and sell futures contracts, options thereon and op-tions with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. Each Portfolio may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in a Portfolio's portfolio that are the subject of a hedge. The successful use of the strategies described above further depends on the Portfolio's Adviser's ability to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out its futures or options positions. In addition there can be no as-surance that a liquid secondary market will exist for any future or option at any particular time. Certain provisions of the Internal Revenue Code and cer-tain regulatory requirements may limit the Portfolios' ability to engage in futures and options transactions. A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

Options. Each Portfolio may seek to increase current return by writing covered call and put options on securities it owns or in which it may invest. A Port-folio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. When the Portfo-lio writes a call option, it gives up the opportunity to profit from any in-crease in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transac-tion in which it purchases an option having the same terms as the option writ-ten. A Portfolio may also buy and sell put and call options for hedging pur-poses. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. A Portfolio's use of these strategies may be limited by applicable law.

Securities Loans, Repurchase Agreements and Forward Commitments. Each Portfo-lio may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times, but in-volve some risk to a Fund if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

GROWTH PORTFOLIO

General. The Growth Portfolio's investment objective is to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio seeks to achieve its objective by investing primarily in equity se-curities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

The Portfolio invests primarily in common stocks and securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates gen-erally, when the Adviser expects a general decline in interest rates, the Portfolio may also invest for capital growth in fixed-income securities. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or in unrated fixed income securities determined by the Adviser to be of compara-ble quality. For a description of the ratings referred to above, see Appendix
A. For temporary defensive purposes, the Portfolio may invest in money market instruments and repurchase agreements.

Foreign Securities. The Portfolio may invest without limit in securities which are not publicly traded in the United States, although the Portfolio generally will not invest more than 15% of its total assets in such securities.

The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dol-lar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, for-eign currency futures contracts (and related options) and deal in forward for-eign currency exchange contracts in connection with the purchase and sale of foreign investments. For a description of certain risks associated with in-vesting in foreign securities, see "Other Investment Policies and Tech-niques -- Foreign Securities," below.

Non-Publicly Traded Securities. The Portfolio may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The sale of these securi-ties is usually restricted under Federal securities laws, and market quota-tions may not be readily available. As a result, the Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell them at less than fair market value. Investment in these securities is restricted to 5% of the Portfolio's total assets (not including for these pur-poses Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Portfolio's restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Board of Directors. See "Other Investment Policies and Techniques -- Illiquid Securities," below.

Investments in High-Yield Securities. The Growth Portfolio may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by the Adviser to be of comparable quality ("high-yield securities"). The Portfolio generally invests in securities with a minimum rating of Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Portfolio may invest in securities rated in the lowest grades of Moody's, S&P or Fitch (C) or Duff & Phelps (CC) or in unrated secu-rities judged by the Adviser to be of comparable quality, if the Portfolio's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Se-curities rated Ba or BB or lower (and comparable unrated securities) are com-monly referred to as "junk bonds." Securities rated D by S&P and Fitch or DD by Duff & Phelps are in default. See "Other Investment Policies and Tech-niques -- Securities Ratings," "Investment in Lower-Rated Fixed-Income Securi-ties" and Appendix A. As of December 31, 1997, the percentages of the Portfo-lio's assets invested in securities rated (or considered by the Adviser to be of equivalent quality to securities rated) in particular rating categories were 0% in A and above, 0% in Ba or BB, .53% in B, 0% in CCC or Caa and .30% in unrated securities. The Fund did not invest in securities rated below Caa by Moody's or CCC by each of S&P, Duff & Phelps and Fitch or, if not rated, considered by the Adviser to be of equivalent quality to securities so rated.

In the event that the credit rating of a high-yield security held by the Port-folio falls be-low its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Portfolio), the Portfolio will not be obligated to dis-pose of such security and may continue to hold the obligation if, in the opin-ion of the Adviser, such investment is considered appropriate in the circum-stances.

Convertible Securities. The Growth Portfolio may invest in convertible securi-ties. These securities normally provide a higher yield than the underlying stock but lower than a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock although in some market con-ditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of the convertible security will also vary to some degree inversely with interest rates. Convert-ible debt securities that are rated below BBB (S&P, Duff & Phelps or Fitch) or Baa (Moody's) or comparable unrated securities as determined by the Adviser may share some or all of the risks of high-yield securities. For a description of these risks, see "Investments in High-Yield Securities" above.

Zero-Coupon and Payment-in-Kind Bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash cur-rently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is none-theless required to accrue interest income on such investments and to distrib-ute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its divi-dend requirements.

Futures and Options. The Portfolio may buy and sell stock index futures con-tracts ("index futures") and may buy options on index futures and on stock in-dices for hedging purposes. The Portfolio may buy and sell call and put op-tions on index futures or on stock indices in addition to, or as an alterna-tive to, purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to the U.S. Treasury securities, including U.S. Treasury bills, notes and bonds. The Portfolio may also seek to increase its current return by writing covered call and put options on securities its owns or in which it may invest.

The use of futures and options involves certain special risks. Futures and op-tions transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in the Portfolio's investment portfolio that are the subject of the hedge. The successful use of the strategies described above further depends on the Adviser's ability to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future option at any particular time. Certain provisions of the Internal Reve-nue Code and certain regulatory requirements may limit the Portfolio's ability to engage in futures and options transactions.

Securities Loans, Repurchase Agreements and Forward Commitments. The Portfolio may lend portfolio securities amounting to not more than 25% of its total as-sets and may enter into repurchase agreements on up to 25% of its total as-sets. These transactions must be fully collateralized at all times but involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involve a risk of loss if the value of the securities declines prior to the settlement date.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization (as described below), although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes secu-rities of companies that are believed by the Adviser to be beneficiaries of privatizations. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, se-curities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or pre-ferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in West-ern Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "ini-tial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated invest-ments in a state enterprise that has not yet conducted an initial equity of-fering. Invest-ments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appre-ciation in the value of equity securities of an enterprise undergoing or fol-lowing privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete ef-ficiently in a market economy, and the Portfolio will seek to emphasize in-vestments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, invests in the equity securities of issuers based in at least four, and normally con-siderably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the Portfo-lio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associ-ated with that region. Notwithstanding the foregoing, no more than 15% of the Portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of compa-nies or assets changes in whole or in part from the public sector to the pri-vate sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Portfolio will invest in any country that presents attractive investment opportunities, and the countries in which the Portfolio will invest may change from time to time. It is the Ad-viser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the Portfolio's assets in securities of enterprises lo-cated in countries with developing economies.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Be-cause of the relaxation of government controls upon privatization, these enter-prises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives manage-ment frequently receives.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important ob-jective as Western European countries attempt to meet the directives of the Eu-ropean Commission regarding debt and achieve the target budget deficit levels established by the Maastricht Treaty. In developing market countries, including many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the In-ternational Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving struc-tural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities markets. Another approach is the formation of an investment fund owned by employees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to be-come minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted to invest more than 25% of its to-tal assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of na-tional commercial banks, the Portfolio's Board of Directors would have to de-termine that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to concentrate. The staff of the Securities and Exchange Commission is of the view that registered investment companies may not, absent share-holder approval, change between concentration and non-concentration in the se-curities of issuers in a single industry. The Portfolio disagrees with the staff's position but has undertaken that it will not concentrate in the secu-rities of national commercial banks until, if ever, the issue is resolved. If the Portfolio were to invest more than 25% of its total assets in the national commercial banks, the Portfolio's performance could be significantly influ-enced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Portfolio's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights are similar to warrants except that they have a sub-stantially shorter duration. Rights and warrants may be considered more specu-lative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the under-lying security, or any combination thereof. If the market price of the under-lying security is below the exercise price set forth in the warrant on the ex-piration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio un-der the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into com-mon stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity se-curities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible se-curities generally offer lower interest yields than non-convertible debt secu-rities of similar quality, they do enable the investor to benefit from in-creases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. See "Other Investment Policies and Techniques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND  PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign se-curities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed-income securities or foreign currencies or contracts based on financial indices, including any index of U.S. Govern-ment Securities or securities issued by foreign government entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange contracts, enter into forward commitments for the purchase or sale of securi-ties, enter into repurchase agreements, standby commitment agreements and cur-rency swaps, make short sales of securities and make secured loans of its portfolio securities. Certain of these investment strategies may not currently be available in many of the countries in which the Portfolio may invest or may not be permissible under current law. The Portfolio may engage in these investment strategies in those countries when and to the extent such strate-gies become available or permissible in the future. Except with regard to those investment strategies discussed immediately below, each of these invest-ment strategies is discussed under the caption "Other Investment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging pur-poses. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are in-dividually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps posi-tions. A currency swap may involve the delivery at the end of the exchange pe-riod of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each cur-rency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap un-less the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transac-tion, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both con-sistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In cer-tain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advanta-geous than for local investors. Moreover, there can be no assurance that gov-ernments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such en-terprise.

Most state enterprises or former state enterprises go through an internal re-organization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sec-tor. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these en-terprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addi-tion, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corre-sponding portion of the Portfolio's revenues will be received in such curren-cies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign cur-rencies relative to the U.S. dollar. Such changes will also affect the Portfo-lio's income. The Portfolio, however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distribu-tions if the Portfolio has insufficient cash in U.S. dollars to meet distribu-tion requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other Investment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

TECHNOLOGY PORTFOLIO

The Technology Portfolio is a diversified investment portfolio that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., compa-nies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies. The Portfolio normally has substantially all its assets invested in equity securities, but it also in-vests in debt securities offering an opportunity for price appreciation. The Portfolio invests in listed and unlisted securities and U.S. and foreign secu-rities, but it will not purchase a foreign security if as a result 10% or more of the Portfolio's total assets would be invested in foreign securities.

The Technology Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio may maintain up to 15% of its net assets in illiquid securities, lend portfolio securities equal in value to not more than 30% of the Technology Portfolio's total assets and invest up to 10% of its total assets in foreign securities.

Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Technology Portfolio intends to write covered call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custo-
dian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the ex-ercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated account with the Fund's Cus-todian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Technology Portfolio will not write uncovered call options and will not write a call option if the premium to be received by the Portfolio in doing so would not produce an annualized return of at least 15% of the then current mar-ket value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Port-folio's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

The Technology Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan in-stitutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options pur-chased or written by a Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Se-curities." See Appendix C in the Statement of Additional Information for a fur-ther discussion of the use, risks and costs of option trading.

The Technology Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a speci-fied price, an option on a securities index gives the holder the right to re-ceive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Rights and Warrants. The Technology Portfolio may also invest up to 10% of its total assets in rights and warrants. The Portfolio will invest in right and warrants only if the underlying equity securities themselves are deemed appro-priate by the Adviser for inclusion in the Portfolio. Rights and warrants en-title the holder to buy equity securities at a specific price for a specific period of time. Right are similar to warrants except that they have a substan-tially shorter duration. Rights and warrants may be considered more specula-tive than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the under-lying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

For a further description of the Technology Portfolio's investment policies and techniques, see "Other Investment Policies and Techniques" below.

QUASAR PORTFOLIO

The Quasar Portfolio is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital ap-preciation and only incidentally for current income. The selection of securi-ties based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Portfolio's investment policies are aggressive, an in-vestment in the Portfolio is risky and investors who want assured income or preservation of capital should not invest in the Portfolio.

The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and estab-lished companies and in new and unseasoned companies. When selecting securi-ties, the Adviser considers economic and political outlook, the values of spe-cific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and foreign securities. The Portfolio periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the mar-ket as a whole.

The Portfolio may also: (i) invest up to 15% of its total assets in securities for which there is no ready market; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of the Policies and practices, see "Other Investment Policies and Tech-niques," below.

The Portfolio's investment objective cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities, as de-fined in the Act. Except as otherwise indicated, the investment policies of the Portfolio are not "fundamental policies" and may, therefore, be changed by the Board of Directors without shareholder approval.

Options. The Portfolio may write call options and purchase and sell put and call options written by others. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a secu-rity on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Portfolio is "covered" if the Port-folio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

In purchasing an option, the Portfolio would be in a position to realize a gain, if, during the option period, the price of the underlying security in-creased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss equal to the premium paid for the option.

If an option written by the Portfolio were exercised, the Portfolio would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Portfolio at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by dispos-ing of the option prior to its exercise). The Portfolio retains the premium re-ceived from writing a call option whether or not the option is exercised. The writing of covered call options could result in increases in the Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Portfolio will not write a call option if, as a result, the aggregate of the Portfolio's securities subject to outstanding call options

(valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets or more than 10% of the Port-folio's assets would be committed to all options that at time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio will at no time exceed 10% of the Portfolio's total assets.

Short Sales. The Portfolio may only make short sales of securities "against the box". A short sale is effected by selling a security that the Portfolio does not own, or if the Portfolio does own such security, it is not to be de-livered upon consummation of the sale. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to ob-tain securities identical to those sold short without payment. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by the Portfolio. See "Dividends, Distributions and Taxes" in the Statement of Additional
Information.

Foreign Securities. The Portfolio may invest in foreign securities. To the ex-tent the Portfolio invests in foreign securities, consideration is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic, taxation or mone-tary policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

REAL ESTATE INVESTMENT PORTFOLIO

The Real Estate Investment Portfolio's investment objective is to seek a total return on its assets from long-term growth of capital and from income princi-pally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securi-ties ("Real Estate Equity Securities").

The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obliga-tions ("CMOs") and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be de-rivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations -- Mortgage-Backed Securi-ties" below for a description of these and other risks.

As to any investment in Real Estate Equity Securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic via-bility of property markets in which the company operates and that the second-ary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their mar-ket price does not adequately reflect this potential. In making this determi-nation, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfo-lios are diversified geographically and by property type.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real es-tate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to invest-ment companies such as the Portfolio, REITs are not taxed on income distrib-uted to shareholders provided they comply with several requirements of the In-ternal Revenue Code of 1986, as amended ("the Code"). The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Port-folio invests in addition to the expenses incurred directly by the Portfolio.

Investment Process for Real Estate Equity Securities. The Portfolio's invest-ment strategy with respect to Real Estate Equity Securi-

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

ties is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securi-ties. Value added management further distinguishes the most attractive Real Estate Equity Securities. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market re-search, specific property inspection and securities analysis. The Adviser be-lieves that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

In implementing the Portfolio's research and investment process, the Adviser will avail itself of the consulting services of CB Commercial Real Estate Group, Inc. ("CBC"), a publicly held company and the largest real estate serv-ices company in the United States, comprised of real estate brokerage, prop-erty and facilities management, and real estate finance and investment advi-sory activities (CBC in August of 1997 acquired Koll Management Services ("Koll"), which previously provided these consulting services to the Adviser). In 1996, CBC (and Koll, on a combined basis) completed 25,000 sale and lease transactions, managed over 4,100 client properties, created over $3.5 billion in mortgage originations, and completed over 2,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to the Adviser, CBC provides access to a proprietary model, REIT . Score, that analyzes the approximately 12,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBC analyzes local market rent, expense and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBC in compiling its REIT . Score database. The relative attractive-ness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. See "Management of the Fund" for more information about CBC.

The universe of property-owning real estate industry firms consists of approx-imately 130 companies of sufficient size and quality to merit consideration for investment by the Portfolio. Once the universe of real estate industry companies has been distilled through the market research process, CBC's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific property location, condi-tion, and sub-market trends. CBC's use of locally based real estate profes-sionals provides the Adviser with a window on the operations of the portfolio companies as information gathered can immediately be put in the context of lo-cal market events. Only those companies whose specific property portfolios re-flect the promise of their general markets will be considered for initial and continued investment by the Portfolio.

The Adviser further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's stra-tegic plan and ability to execute the plan are determined and analyzed. The Ad-viser will make extensive use of CBC's network of industry analysts in order to assess trends in tenant industries. This information is then used to further interpret management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

Mortgage-Backed Securities and Associated Risks. Mortgage-Backed Securities in-clude mortgage pass-through certificates and multiple-class pass-through secu-rities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guar-anteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mort-gage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of prin-cipal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or partici-pation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC cer-tificates are issued multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed inter-est rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certifi-cates on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily mar-ketable. In particular, the secondary markets for CMOs may be more volatile and less liquid than those for other mortgage-related securities, thereby poten-tially limiting a Fund's ability to buy or sell those securities at any partic-ular time.

Risks. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those generally associated with investing in the real estate indus-try in general. These unique risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepay-ments on mortgage cash flows. See "Certain Risk Considerations -- Mortgage-Backed Securities" below for a more complete description of the characteristics of these and other risks.

Short-Term Investments. The short-term investments in which the Portfolio may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's, A-1, AA or better by S&P, D-1, AA or better by Duff & Phelps or F1, AA or better by Fitch; obliga-tions (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, A-1, AA or better by S&P, D-1, AA or better by Duff & Phelps or F1, AA or better by Fitch; and obligations issued or guar-anteed by the U.S. Government or its agencies or instrumentalities with remain-ing maturities not exceeding 18 months.

The Portfolio may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not so rated, of equivalent credit quality as de-termined by the Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and re-pay principal than in the case of higher-rated securities. The Portfolio ex-pects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

The Portfolio may also engage in the following investment practices to the ex-tent indicated: (i) invest up to 10% of its net assets in rights or warrants;
(ii) invest up to 15% of its net assets in the convertible securities of compa-nies whose common stocks are eligible for purchase by the Portfolio; (iii) lend portfolio securities on a short or long term basis equal in value to not more than 25% of total assets; (iv) enter into repurchase agreements of up to seven days' duration; (v) enter into forward commitment transactions as long as the Portfolio's aggregate commitments under such transactions are not more than 30% of the Portfolio's total assets; (vi) enter into standby commitment agreements; (vii) make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as col-lateral or placed in a segregated account for such sales; and (viii) invest in illiquid securities unless, as a result, more than 15% of its net assets would be so invested.

 ADDITIONAL INVESTMENT POLICIES AND PRACTICES

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convert-ible securities tends to decrease as interest rates rise and increase as in-terest rates decline. While convertible securities generally offer lower in-terest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those rat-ings.

Rights and Warrants. The Portfolio will invest in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Ad-viser for inclusion in the Portfolio's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the war-rant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is a transaction in which the Portfolio sells a se-curity it does not own but has borrowed in anticipation that the market price of that security will decline. When the Portfolio makes a short sale of a se-curity that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Portfolio may be required to pay a fee to borrow particu-lar securities and is often obligated to pay over any payments received on such borrowed securities. The

Portfolio's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian and will consist of cash or securities. Depending on the arrangements the Portfolio makes with the broker-dealer from which it borrowed the security regarding re-mittance of any payments received by the Portfolio on such security, the Port-folio may not receive any payments (including interest) on its collateral de-posited with the broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Portfo-lio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. In order to defer realization of gain or loss for U.S. federal income tax purposes, the Portfolio may also make short sales "against the box." In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to ac-quire at no additional cost the identical security.

The Portfolio may not make a short sale unless at all times when a short posi-tion is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

CERTAIN RISK CONSIDERATIONS

Risk Factors Associated with the Real Estate Industry. Although the Portfolio does not invest directly in real estate, it does invest primarily in Real Es-tate Equity Securities and does have a policy of concentration of its invest-ments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real es-tate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to gen-eral and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competi-tion, property taxes and operating expenses; changes in zoning laws; costs re-sulting from the clean-up of, and liability to third parties for damages re-sulting from, environmental problems; casualty or condemnation losses; unin-sured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to greater extent.

In addition, if the Portfolio receives rental income or income from the dispo-sition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfo-lio's ability to retain its tax status as a regulated investment company. See "Dividends, Distributions and Taxes." Investments by the Portfolio in securi-ties of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITS. Investing in REITs involves certain unique risks in addition to those risks associ-ated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit ex-tended. REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to de-cline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradu-ally align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to inter-est rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historical-ly, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Mortgage-Backed Securities. As discussed above, investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be ex-pected to rise. Conversely, when interest rates rise, the value of an invest-ment in fixed rate obligations can be expected to decline. In contrast, as in-terest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which the Portfolio may invest, differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of inter-est rates, and the possibility that prepayments of principal may be made sub-stantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a va-riety of economic, geographic, social and other factors, and cannot be pre-dicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environ-ment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain inter-est rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or in-direct governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and ad-justable rate mortgage pass-through securities in particular, may be less ef-fective than other types of U.S. Government securities as a means of "locking in" interest rates.

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, howev-er, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be va-rying degrees of difference in credit risk of securities within each rating category. See Appendix A.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise noted below, the following description of other investment policies is applicable to all of the Fund's Portfolios:

 REPURCHASE AGREEMENTS

Any Portfolio, except the Total Return Portfolio, Technology Portfolio and the Quasar Portfolio may enter into agreements pertaining to U.S. Government Secu-rities or, in the case of the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Conser-vative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) and, in the case of the Money Market Portfolio, with State Street Bank and Trust Company, the Fund's Custodian, in such securities. The Real Estate Investment Portfolio may enter into repur-chase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers. There is no percentage restric-tion on the ability of the Global Dollar Government Portfolio, the North Amer-ican Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio to enter into repurchase agreements. The North American Government Income Portfolio, the Utility Income Portfolio and the Real Estate Investment Portfolio currently intend to enter into repurchase agreements only with the Fund's Custodian and such primary dealers.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor defaults on its repurchase ob-ligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a ven-dor goes bankrupt, the Portfolio might be delayed in, or prevented from, sell-ing the collateral for its benefit. The Fund's Board of Directors has estab-lished procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolios enter into repurchase agreement transactions.

 WRITING COVERED CALL OPTIONS

The Premier Growth Portfolio, the Growth and Income Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio and the Total Return Portfolio may each write covered call options listed on one or more national securities exchanges. A call option gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to purchase from the writer of the option a specified number of shares of a spec-ified security on or before a fixed date, at a predetermined price. A Portfo-lio permitted to write call options may not do so unless the Portfolio at all times during the option period owns the optioned securities, or securities convertible or carrying rights to acquire the optioned securities at no addi-tional cost. None of the above listed Portfolios may write covered call op-tions in excess of 25% of such Portfolio's assets.

A Portfolio may terminate its obligation to the holder of an option written by the Portfolio through a "closing purchase transaction." The Portfolio may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Portfolio real-izes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Portfolio from writing the option. Although the writing of covered call options only on na-tional securities exchanges increases the likelihood of a Portfolio being able to make closing purchase transactions, there is no assurance that a Portfolio will be able to effect closing purchase transactions at any particular time or at an acceptable price. The writing of covered call options could result in increases in the portfolio turnover of a Portfolio, especially during periods when market prices of the underlying securities appreciate.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, and the Worldwide Privatization Portfolios each intend to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. Each Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on a Portfolio's writing and purchasing of options.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call op-tion written by a Portfolio is "covered" if the Portfolio (i) owns the under-lying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securities, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liq-uid high-grade debt securities in a segregated account with the Fund's Custo-dian. A put option written by a Portfolio is "covered" if the Portfolio main-tains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and vola-tility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if a Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. A Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Portfolio in negotiated transactions are illiquid and it may not be pos-sible for the Portfolio to effect a closing transaction at a time when the Ad-viser believes it would be advantageous to do so. See "Illiquid Securities." See Appendix C to the Statement of Additional Information for a further dis-cussion of the use, risks and costs of option trading.

Each of the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on either Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

Each Portfolio of the Fund, except the Money Market Portfolio and the Quasar Portfolio, may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Each Portfolio may pay reasonable finders', administra-tive and custodial fees in connection with a loan. No more than 30% of the value of the assets (25% in the case of the Worldwide Privatization Portfolio and the Real Estate Investment Portfolio and 20% in the case of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Govern-ment Income Portfolio and the Utility Income Portfolio) of each Portfolio may be loaned at any time, nor will a Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Advis-er.

 FOREIGN SECURITIES

For a description of the investment policies of the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfo-lio, the Worldwide Privatization Portfolio and the Quasar Portfolio with re-spect to foreign securities, see above. Each of the other Portfolios, except the U.S. Government/High Grade Securities Portfolio and the Real Estate In-vestment Portfolio, may invest in listed and unlisted foreign securities sub-ject to the limitation that the International Portfolio may invest only in the securities of foreign issuers or U.S. companies having their principal activities and interests outside the United States. The other Portfolios of the Fund may invest in foreign securities without limitation, although the To-tal Return Portfolio has no intention of so investing in the future, the Pre-mier Growth Portfolio intends to invest at least 85% of the value of its total assets in the equity securities of American companies, the Growth and Income Portfolio intends to restrict its investment in foreign securities to issues of high quality and the Money Market Portfolio is limited to investing in those foreign securities described above in "Investment Objectives and Poli-cies -- Money Market Portfolio." The Technology Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of that Portfolio's total assets to be invested in foreign secu-rities. The High Yield Portfolio may purchase foreign securities, provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. The Portfolios may convert U.S. Dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. Each Portfolio, except the Technology Portfolio and the U.S. Government/High Grade Securities Portfolio, may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

To the extent a Portfolio, including the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, invests in foreign securities, considera-tion is given to certain factors comprising both risk and opportunity. The values of foreign securities investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, in-cluding withholding taxes, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by a Portfolio. In addition, there may be substantially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and require-ments comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particu-lar, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in ac-cordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation account-ing rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxa-tion, lack of uniform accounting and auditing standards and potential diffi-culties in enforcing contractual obligations and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dol-lar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at

1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to in-crease Japanese imports of American automobiles and automotive parts. Neverthe-less, it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will thus continue for the foreseeable future.

Each Portfolio's investments in Japanese issuers also will be subject to uncer-tainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political par-ty. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats re-quired to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current fi-nancial turmoil in other Asian markets. On December 17, 1997 the Japanese gov-ernment proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are un-der consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's State-ment of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD  COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized ap-preciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Total Return Portfolio, the U.S. Government/High Grade Securi-ties Portfolio, the High-Yield Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfo-lio, the Worldwide Privatization Portfolio and the Real Estate Investment Port-folio if, as a result, the Portfolio's aggregate commitments under such trans-actions would be more than 30% of the then current value of the Portfolio's to-tal assets, or, in the case of the Total Return Portfolio and the High-Yield Portfolio, more than 20% of the then current value of such Portfolio's total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio, however, chooses to dis-pose of the right to receive or deliver a security subject to a forward commit-ment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Global Dollar Government Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio and the Real Estate Investment Portfolio may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a secu-rity which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. Each Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Portfolio and which are unavailable on a firm commitment basis. Except for the Real Estate Investment Portfolio, none of the Portfolios will enter into a standby commitment with a remaining term in excess of 45 days. Each Portfolio limits its investment in such com-mitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50%, in the cases of the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio, 25% in the case of the Real Estate Investment Portfolio, and 20%, in the case of the Utility Income Portfolio, of their respective assets taken at the time of acquisition of such commitment. The Portfolios at all times maintain a segregated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereaf-ter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques are utilized by the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio and the Utility Income Portfolio. In addition, (High-Yield Portfolio may utilize futures contracts and options on futures contracts subject to the restrictions disclosed above with respect to the Portfolio), the Worldwide Privatization Portfolio may utilize futures contracts and options on futures contracts, options on foreign currencies and forward foreign currency exchange contracts, and the Global Dollar Government Portfolio may utilize interest rate transactions.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Ad-viser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future ex-change rate relationships, a Portfolio could be in a less advantageous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolios may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstand-ing. The Portfolio purchases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in for-eign currencies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commis-sion") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has un-dertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Govern-ment Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securi-ties or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or cor-porate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be de-termined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make deliv-ery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to de-cide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix B to the Fund's Statement of Additional Information for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Portfolio and the market value of the currencies and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the market value of the total assets of the Portfolio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of pro-tecting against declines in the U.S. Dollar value of foreign currency-denomi-nated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, how-ever, the writing of an option on a foreign currency constitutes only a par-tial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign cur-rency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfo-lio are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to at-tempt to minimize the risk to the Portfolio from adverse changes in the rela-tionship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and other cur-rencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of each Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

Interest Rate Transactions. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency cross-rate fluctua-tions, the Portfolio may enter into various hedging transactions, such as in-terest rate swaps and may purchase or sell (i.e. write) interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its port-folio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. Interest rate swaps are entered into on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The purchase of an interest rate cap enti-tles the purchaser, to the extent that a specified index exceeds a predeter-mined interest rate, to receive payments on a contractually-based principal amount from the party selling such interest rate cap.

The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a contractually-based principal amount from the party selling such interest rate floor.

The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each in-terest rate swap will be accrued on a daily basis and an amount of liquid as-sets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain a segregated account with the Fund's Custodian in the full amount accrued on a daily basis of the Portfolio's obligations with re-spect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser monitors the creditworthiness of counter parties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio has contractual remedies. The swap market has grown substan-tially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap docu-mentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent that the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account with the Fund's Custodian liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obliga-tions with respect to the caps or floors.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse mar-ket movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the secu-rities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liq-uid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or writ-ten by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in or-der for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, none of the Portfolios maintains more than 15% of its net assets in illiquid securities. For purposes of each Portfolio's investment objectives and policies and invest-ment restrictions, illiquid securities include, among others, (a) direct place-ments or other securities which are subject to legal or contractual restric-tions on resale or for which there is no readily available market (e.g., trad-ing in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options pur-chased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Se-curities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for pur-poses of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental In-vestment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of the shares of each Portfolio that invests in fixed-income securi-ties will fluctuate with the value of such investments. The value of each Port-folio's investments will change as the general level of interest rates fluctu-ates. During periods of falling interest rates, the values of a Portfolio's se-curities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realiza-tion of capital losses on securities in a Portfolio's portfolio will be un-avoidable. Moreover, medium- and lower-rated securities and non-rated securi-ties of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Certain debt securities in which the Global Dollar Government Portfolio may invest are floating-rate debt securities. To the extent that the Portfolio does not enter into interest rate swaps with respect to such floating-rate debt securities, the Portfolio may be subject to greater risk during periods of declining interest rates.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cat-egory.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capac-ity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-tion, lower-rated securities may be more susceptible to real or perceived ad-verse economic conditions than investment grade securities, although the mar-ket values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative character-istics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, a Portfolio's may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend cov-erage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Global Dollar Government Portfolio may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever at-taining any real investment standing, to have a current identifiable vulnera-bility to default, to be unlikely to have the capacity to pay interest and re-pay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Certain lower-rated securities in which the High Yield Portfolio, the Global Dollar Government Portfolio, the Utility Income Portfolio, the Growth Invest-ors Portfolio, the Conservative Investors Portfolio and the Growth Portfolio may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a provision and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

 NON-RATED SECURITIES

Non-rated securities will also be considered for investment by the High-Yield Portfolio, North American Government Income Portfolio and Global Dollar Gov-ernment Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objec-tive and policies.

 NON-DIVERSIFIED STATUS

The Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Worldwide Privatization Portfolio are "non-diversified", which means the Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, because the Portfolios may invest in a smaller number of indi-vidual issuers than a diversified portfolio, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified portfolio. Each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other requirements, each Port-folio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's to-tal assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

In order to meet the diversification tests and thereby maintain its status as a regulated investment company, the North American Government Income Portfolio will be required to diversify its portfolio of Canadian Government Securities, Mexican Government Securities and other foreign government securities in a man-ner which would not be necessary if the Portfolio had made similar investments in U.S. Government Securities.

 DEFENSIVE POSITION

When business or financial conditions warrant, the Premier Growth Portfolio, the Growth and Income Portfolio and the Utility Income Portfolio may assume a temporary defensive position and invest without limit in high grade fixed in-come securities or hold their assets in cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial pa-per of prime quality rated A-1 or higher by S&P, D-1 or higher by Duff & Phelps, F1 or higher by Fitch or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, Duff & Phelps or Fitch or Aa or higher by Moody's.

For temporary defensive purposes, the Global Dollar Government Portfolio may vary from its investment policies during periods in which economic or political conditions warrant. Under such circumstances, the Portfolio may invest without limit in (i) Government Securities and (ii) the following U.S. dollar-denomi-nated investments: (a) indebtedness rated Aa or better by Moody's or AA or bet-ter by S&P, Duff & Phelps or Fitch, or if not so rated, of equivalent invest-ment quality as determined by the Adviser, (b) certificates of deposit, bank-ers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit In-surance Corporation and (c) commercial paper of prime quality rated A-1 or bet-ter by S&P, D-1 or better by Duff & Phelps, F1 or better by Fitch or Prime-1 by Moody's or, if not so rated, issued by companies which have an outstanding debt issue rated AA or better by S&P, Duff & Phelps or Fitch or Aa or better by

Moody's. The Global Dollar Government Portfolio may also at any time, with re-spect to up to 35% of its total assets, temporarily invest funds awaiting rein-vestment or held for reserves for dividends and other distributions to share-holders in such U.S. dollar-denominated money market instruments.

For temporary defensive purposes, the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may invest in money market instruments. The Growth Portfolio may also invest in repurchase agreements.

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumen-talities ("U.S. Government Securities"), bank deposits, money market instru-ments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P, Duff & Phelps, Fitch or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose the Portfolio will limit its in-vestments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Portfolio anticipates its subsequent investments will be denominated.

Subject to its policy of investing at least 65% of its total assets in equity securities of enterprises undergoing privatization, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

For temporary defensive purposes, the Real Estate Investment Portfolio may in-crease without limit its position in short-term, liquid, high-grade debt secu-rities, which may include securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities ("U.S. Government securities"), bank deposits, money market instruments, short-term debt securities, including notes and bonds. For a description of the types of securities in which the Portfolio may invest while in a temporary defensive position, see the Statement of Addi-tional Information.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment compa-nies. A high rate of portfolio turnover involves correspondingly greater bro-kerage and other expenses than a lower rate, which must be borne by a Portfolio and its shareholders. High portfolio turnover also may result in the realiza-tion of substantial net short-term capital gains.

YEAR 2000

Year 2000 and Euro. Many computer systems and applications in use today process transactions using two-digit fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after

1999 could be processed as year "1900", which could result in processing inac-curacies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Mone-tary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service prov-iders fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the ex-tent that the operations of issuers of securities held by the Fund are im-paired by the Year 2000 problem or the Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially af-fected.

With respect to the Year 2000, the Fund has been advised that the Adviser, Principal Underwriter and transfer agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replace-ment or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its sig-nificant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs as-sociated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has estab-lished a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required in order to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the re-quired modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it cur-rently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that it is also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Portfolios which may not be changed with respect to a Portfolio without the approval of the shareholders of a Portfolio. Certain of those fundamental in-vestment policies are set forth below. For a complete listing of such funda-mental investment policies, see the Statement of Additional Information.

Briefly, with respect to the Money Market Portfolio, the Premier Growth Port-folio, the Growth and Income Portfolio, the U.S. Government/High Grade Securi-ties Portfolio, the High-Yield Portfolio, the Total Return Portfolio and the International Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest in securities of any one issuer (including re-purchase agreements with any one entity) other than securities issued or guar-anteed by the United States Government, if immediately after such purchases more than 5% of the value of its total assets would be invested in such issu-er, except that 25% of the value of the total assets of a Portfolio may be in-vested without regard to such 5% limitation; (ii) acquire more than 10% of any class of the outstanding securities of any issuer (for this purpose, all pre-ferred stock of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class); (iii) invest more than 25% of the value of its total assets at the time an investment is made in the securi-ties of issuers conducting their principal business activities in any one in-dustry, except that there is no such limitation with respect to U.S. Govern-ment securities or certificates of deposit, bankers' acceptances and interest-bearing deposits (for purposes of this investment restriction, the electric, gas, telephone and water business shall each be considered as a separate in-dustry); (iv) borrow money, except that a Portfolio may borrow money only for extraordinary or emergency purposes and then only in amounts not exceeding 15% of its total assets at the time of borrowing; (v) mortgage, pledge or hypothe-cate any of its assets, except as may be necessary in connection with permis-sible borrowings described in paragraph (iv) above (in an aggregate amount not to exceed 15% of total assets of a Portfolio), or as permitted in connection with short sales of securities "against the box" by the Growth Portfolio, as described above; (vi) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market val-ue) would be invested in such securities (illiquid securities purchased by the High-Yield Portfolio may include: (a) subordinated debentures or other debt securities issued in the course of acquisition financing such as that associ-ated with leveraged buyout transactions, and (b) participation interests in loans to domestic companies, or to foreign companies and governments, origi-nated by commercial banks and supported by letters of credit or other credit facilities offered by such banks or other financial institutions); or (vii) invest more than 10% of the value of its total assets in repurchase agreements not terminable within seven days.

With respect to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of its total assets in securities of companies en-gaged principally in any one industry (other than, with respect to the Short-Term Multi-Market Portfolio only, the banking industry) except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Portfolio's total assets are outstanding; (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings; or
(iv) invest in illiquid securities if immediately after such investment more than 10% of the Portfolio's total assets (taken at market value) would be in-vested in such securities.

With respect to the North American Government Income Portfolio and the Global Dollar Government Portfolio, these fundamental investment policies provide that a Portfolio may not: (i) invest 25% or more of their respective total as-sets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government Securities; (ii) bor-row money, except (a) the North American Government Income Portfolio and the Global Dollar Government Portfolio may, in accordance with provisions of the Act, borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposi-tion of securities; borrowing in the aggregate may not exceed 15%, and borrow-ing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made and (b) the Global Dollar Government Portfolio may enter into reverse repurchase agreements and dollar rolls; or (iii) pledge, hypothecate, mortgage or otherwise encumber their respective assets, except to secure permitted borrowings.

As a matter of fundamental policy, the Utility Income Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activ-ities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks or temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any subsequent investments are made; or (v) purchase a secu-rity if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securi-ties of an open-end investment company or more than 3% of the total outstand-ing voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's net assets would be invested in securities of any one or more closed-end investment companies.

With respect to the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio, these fundamental investment policies pro-vide that a Portfolio may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Portfolio's total assets may be invested without regard to this restriction; or (ii) in-vest 25% or more of its total assets in the securities of any one industry. (Obligations of a foreign government and its agencies or instrumentalities constitute a separate "industry" from those of another foreign government.)

With respect to the Worldwide Privatization Portfolio, these fundamental poli-cies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose pri-mary business activity is in the national commercial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Port-folio's ability to achieve its investment objective would be adversely af-fected if the Portfolio were not permitted to invest more than 25% of its to-tal assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its total assets in those se-curities, such notice to include a discussion of any increased investment risks to which the Portfolio may be subjected as a result of the Board's de-termination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets (including the amount borrow-ed) less liabilities (not including the amount borrowed) at the time the bor-rowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any investments are made; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

With respect to the Technology Portfolio, these fundamental policies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Gov-ernment securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Technology Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the se-curities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Tech-nology Portfolio in the securities of such issuer exceeds 25% of its total as-sets, or (b) the Technology Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Technology Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any pred-ecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

With respect to the Quasar Portfolio these fundamental policies provide that the Portfolio may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total asset may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; and (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made.

With respect to the Real Estate Investment Portfolio these fundamental poli-cies provide that the Portfolio may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items,
(b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumen-talities, if as a result (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of its total assets, or (b) the Portfo-lio owns more than 25% of the outstanding securities of any one class of secu-rities of such issuer; (iii) invest 25% or more of its total assets in the se-curities of issuers conducting their principal business activities in any one industry, other than the real estate industry, in which the Portfolio will in-vest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities; (iv) purchase or sell real es-tate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including Real Estate Equity Securities; or (v) borrow money except for temporary or emergency purposes or to meet re-demption requests, in an amount not exceeding 5% of the value of its total as-sets at the time the borrowing is made.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section

817(h) of the Internal Revenue Code or any successor thereto and the applica-ble Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas).

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent con-sultant.

John H. Dobkin has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio's investment portfolio, the length of time that each person has been primarily responsible, and each per-son's principal occupation during the past five years.

    FUND                                                 PRINCIPAL OCCUPATION
    ----                      EMPLOYEE; YEAR; TITLE      DURING THE PAST FIVE YEARS
                              ---------------------      --------------------------
Money Market Portfolio    Raymond J. Papera since 1997-  Associated with the Adviser
                          Vice President of Alliance     since prior to 1993
                          Capital Management Corporation
                          (ACMC)*
Premier Growth Portfolio  Alfred Harrison since          Associated with the Adviser
                          inception-                     since prior to 1993
                          Vice Chairman of ACMC
Growth and Income         Paul C. Rissman since          Associated with the Adviser
 Portfolio                inception-                     since prior to 1993
                          Senior Vice President of ACMC
U.S. Government/High      Paul J. DeNoon since           Associated with the Adviser
 Grade Securities         inception-                     since prior to 1993
 Portfolio                Vice President of ACMC
Total Return Portfolio    Paul C. Rissman since          (see above)
                          inception-
                          (see above)
International Portfolio   Steven Beinhacker since 1996-  Associated with the Adviser
                          Vice President of ACMC         since prior to 1993
Short-Term Multi-Market   Douglas J. Peebles since       Associated with the Adviser
 Portfolio                inception-                     since prior to 1993
                          Senior Vice President of ACMC
Global Bond Portfolio     Ian Coulman since inception-   Associated with the Sub-Adviser
                          an Investment Manager of the   since prior to 1993
                          Sub-Adviser
North American            Wayne D. Lyski since           Associated with the Adviser
 Government Income        inception-                     since prior to 1993
 Portfolio                Executive Vice President of
                          ACMC
Global Dollar Government  Wayne D. Lyski since           (see above)
 Portfolio                inception-
                          (see above)
Utility Income Portfolio  Paul C. Rissman since 1996-    (see above)
                          (see above)
Conservative Investors    Nicholas D.P. Carn since 1997- Associated with the Adviser
 Portfolio                Vice President of ACMC         since 1997; prior thereto, Chief
                                                         Investment Officer and Portfolio
                                                         Manager of Draycott Partners
                                                         since prior to 1993
Growth Investors          Nicholas D.P. Carn since 1997- (see above)
 Portfolio                (see above)
Growth Portfolio          Tyler J. Smith since           Associated with the Adviser
                          inception-                     since July, 1993; prior thereto,
                          Senior Vice President of ACMC  associated with Equitable
                                                         Capital Management Corporation**

    FUND                                               PRINCIPAL OCCUPATION
    ----                     EMPLOYEE; YEAR; TITLE     DURING THE PAST FIVE YEARS
                             ---------------------     --------------------------
Worldwide Privatization  Mark H. Breedon since         Associated with the Adviser
 Portfolio               inception-Senior Vice         since prior to 1993
                         President of ACMC and
                         Director and Vice President
                         of Alliance Capital
                         Limited***
Technology Portfolio     Peter Anastos since 1992-     Associated with the Adviser
                         Senior Vice President of      since prior to 1993
                         ACMC
                         Gerald T. Malone since 1992-  Associated with the Adviser
                         Senior Vice President of      since prior to 1993
                         ACMC
Quasar Portfolio         Alden M. Stewart since        Associated with the Adviser
                         inception-Executive Vice      since prior to July, 1993**
                         President of ACMC
                         Randall E. Hasse since        Associated with the Adviser
                         inception-Senior Vice         since prior to 1993
                         President of ACMC
Real Estate Investment   Daniel G. Pine since          Associated with the Adviser
 Portfolio               inception-Senior Vice         since May, 1996; prior thereto
                         President of ACMC             associated with Desai Capital
                                                       Management since prior to 1993
High-Yield Portfolio     Nelson R. Jantzen since       Associated with the Adviser
                         inception-Senior Vice         since July, 1993**
                         President of ACMC
                         Wayne C. Tappe since          Associated with the Adviser
                         inception-Senior Vice         since July, 1993**
                         President of ACMC

  * The sole general partner of the Adviser.
 ** Prior to July 22, 1993, with Equitable Capital Management Corporation (Eq-uitable Capital). On that date, the Adviser acquired the business and sub-stantially all of the assets of Equitable Capital.
*** An indirect wholly-owned subsidiary of the Adviser.

The Adviser has retained under a subadvisory agreement a sub-adviser, AIGAM International Limited (the "Sub-Adviser"), an indirect, majority owned subsid-iary of American International Group, Inc., a major international financial service company to provide research and management services to the Global Bond Portfolio. In 1994, the Sub-Adviser changed its name from Dempsey & Company International Limited, which was founded in 1988. For the year ended December 31, 1997, for its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser received from the Adviser a monthly fee at the annual rate of .40% of that Portfolio's average daily net assets.

The Sub-Adviser is an asset management firm specializing in global fixed-in-come money management. It manages a range of institu-tional specialty funds, investment companies, and dedicated institutional portfolios. The address of the Sub-Adviser is Unit 1/11, Harbour Yard, Chelsea, London, England.

The Adviser, with respect to investment in real estate securities, has re-tained as a consultant CB Richard Ellis, Inc. ("CBRE"), a publicly held com-pany and the largest real estate services company in the United States, com-prised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. In 1997, CBRE completed 21,100 sale and lease transactions, managed over 6,600 client properties, cre-ated over $5 billion in mortgage originations, and completed over 3,600 ap-praisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. CBRE will make avail-able to the Adviser the CBRE's National Real Estate Index, which gathers, ana-lyzes and publishes targeted research data for the 66 largest U.S. markets, based on a variety of public-sector and private-sector sources as well as CBRE's proprietary database of approximately 80,000 property transactions rep-resenting over $500 billion of investment property. This information provides a substantial component of the research and data used to create the REIT . Score model. As a consultant, CBRE provides to the Adviser, at the Adviser's expense, such in depth information regarding the real estate market, the fac-tors influencing regional valuations and analysts of recent transactions in office, retail, industrial and multi-family properties as the Adviser shall from time to time request. CBRE will not furnish advice or make recommenda-tions regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

CBRE is one of the three largest fee-based property management firms in the United States, the largest commercial real estate lease brokerage firm in the country, the largest investment property brokerage firm in the country, as well as one of the largest publishers of real estate research, with approxi-mately 8,000 employees worldwide. CBRE will provide the Adviser with exclusive access to its REIT . Score model which ranks approximately 142 REITs based on the relative attractiveness of the property markets in which they own real es-tate. This model scores the approximately 18,000 individual properties owned by these companies. REIT . Score is in turn based on CBRE's National Real Es-tate Index which gathers, analyzes and publishes targeted research for the 66 largest U.S. real estate markets based on a variety of public- and private-sector sources as well as CBRE's proprietary database of 80,000 commercial property transactions representing over $500 billion of investment property and over 2,500 tracked properties which report rent and expense data quarter-ly. CBRE has previously provided access to its REIT . Score model results pri-marily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBRE's REIT
 . Score model.


The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 totaling more than $262 billion (of
which approximately $107 billion represented the assets of invest     -
ment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foun-dations and endowment funds. The 58 registered investment companies managed by the Adviser comprising 123 separate investment portfolios currently have over two million shareholders. As of June 30, 1998, the Adviser was an investment manager of employee benefit plan assets for 32 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equi-table Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of the Equitable Companies Incorporated, a holding company con-trolled by AXA-UAP, a French Insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Fund's Statement of Additional Information under "Management of the Fund."




The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

DISTRIBUTION PLAN

The Fund has adopted the Distribution Plan pursuant to Rule 12b-1 under the Act for the Class B shares of the Fund. Pursuant to the Distribution Plan, the Fund compensates Alliance Fund Distributors, Inc. the Fund's Principal Under-writer, from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Fund Class B shares. It is anticipated that a portion of the amounts received by the Principal Underwriter will be used to defray various costs incurred or paid by the Principal Underwriter in connection with printing and mailing of Fund prospectuses, statements of addi-tional information, any supplements thereto and shareholder reports and hold-ing seminars and sales meetings with wholesale and retail sales personnel de-signed to promote distribution of Class B shares. The Principal Underwriter may also use a portion of the amounts received to provide compensation to fi-nancial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares

The Distribution Plan provides that the Fund, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio at-tributable to its Class B shares in respect of activities primarily intended to result in the sale of Class B shares. However, under the distribution agreement between the Fund and the Principal Underwriter, payments to the Principal Underwriter for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net as-sets of a portfolio attributable to its Class B shares. Under the terms of the Distribution Plan and the distribution agreement, each Portfolio is authorized to make payments monthly to the Principal Underwriter which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because pay-ments are made for services rendered to the Fund with respect to Class B shares regardless of the level of expenditures by the distributor. The Direc-tors will, however, take into account such expenditures for purposes of re-viewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Principal Underwriter has in-dicated that it expects its expenditures to include, without limitation: (a) compensation to financial intermediaries and broker-dealers to pay or reim-burse them for their services or expenses in connection with the distribution of contracts and policies funded with Class B shares; (b) the printing and mailing of Fund prospectuses, statements of additional information, any sup-plements thereto and shareholder reports for the prospective owners of con-tracts and policies funded with Class B shares; (c) those relating to the de-velopment, preparation, printing and mailing of advertisements, sales litera-ture and other promotional materials describing and/or relating to the Class B shares of the Fund; (d) holding seminars and sales meetings designed to pro-mote the distribution of the Fund Class B shares; (e) obtaining information and providing explanations to wholesale and retail distributors of contracts and policies funded with Class B shares regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, includ-ing the performance of the Portfolios; (f) training sales personnel regarding the Class B shares of the Fund; and (g) financing any other activity that the Principal Underwriter determines is primarily intended to result in the sale of Class B shares.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE OF CLASS B SHARES

Class B shares of each Portfolio of the Fund are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Prin-cipal Underwriter, to the separate accounts of certain life insurance companies without any sales or other charge, at each Portfolio's net asset value, as de-scribed below. These shares are subject to distribution fees under the Distri-bution Plan. The separate accounts of insurance companies place orders to pur-chase shares of each Portfolio based on, among other things, the amount of pre-mium payments to be invested and surrendered and transfer requests to be ef-fected on that day pursuant to variable annuity contracts and variable life in-surance policies which are funded by shares of the Portfolios. The Fund re-serves the right to suspend the sale of the Fund's shares in response to condi-tions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate account of the participating insurance company for more information on the purchase of Portfolio shares.

The public offering price of each Portfolio's Class B shares is their net asset value. The per share net asset value of each Portfolio is computed in accor-dance with the Fund's Charter and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in each Portfolio are valued at their current market value (in the case of the Money Market Portfolio, amor-tized cost value is used) determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such se-curities. In the case of the Money Market Portfolio, per share net asset value is expected to be constant at $1.00 per share, although this price is not guar-anteed.

REDEMPTION OF CLASS B SHARES

An insurance company separate account may redeem all or any portion of the Class B shares of any Portfolio in its account at any time at the net asset value per share of that Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certifi-cates representing shares being redeemed must be submitted with the redemption request. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemp-tion.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Money Market Portfolio declares income dividends each business day at 4:00 p.m. Eastern time and such dividends are paid monthly via automatic investment in additional full and fractional shares in each shareholders' account. As such additional shares are entitled to dividends, a compounding growth of in-come occurs. Net income consists of all accrued interest income on Portfolio assets less the Portfolio's expenses (including accrued expenses and fees pay-able to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income.

Each of the other Portfolios will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of such Portfolios.

The Fund will distribute the return of capital it receives from the REITs in which the Fund invests. The REITs pay distributions based on cash flow, with-out regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made af-ter the end of each calendar year.

Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, each Portfolio will not be subject to Federal income or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable when left to accumulate within a vari-able annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distribu-tions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by a Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, a Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated in-vestment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of each Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Money Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the High-Yield Portfolio, the Short-Term Multi-Market Portfolio, the Global Bond Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio and the Global Dollar Government Portfolio occur primarily with issuers, underwriters or major dealers acting as principals, while trans-actions for the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Technology Portfolio and the Quasar Portfolio are normally ef-fected by brokers, and transactions for the Conservative Investors, the Growth Invest-ors, Total Return Portfolio and the Real Estate Investment Portfolio are nor-mally effected through any one or more of the foregoing entities.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers, Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists of 10,000,000,000 shares of Class A
Common Stock and [      ] shares of Class B Common Stock, each having a par
value of $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio, of two classes each. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Mary-land law does not require a registered investment company to hold annual meet-ings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Port-folio are freely transferable, are entitled to dividends as determined by the Board of Directors and, in liquidation of the Fund, are entitled to receive the net assets of that Portfolio. Shareholders have no preference, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issuing a variable annuity contract or variable life insur-
ance policy that partici     -
pates in the Fund will request voting instructions from contract or policy-holders and will vote shares in the separate account in accordance with the voting instructions received.

The Board of Directors may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote.

Under the Fund's multi-class plan adopted pursuant to Rule 18f-3 under the Act, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its "Class Expenses";
(3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;
(5) each class may have separate exchange privileges, although exchange privi-leges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contem-plated. Expenses currently designated as "Class Expenses" by the Fund's Board of Directors under the plan pursuant to Rule 18f-3 are currently limited to payments to the Fund's Principal Underwriter pursuant to the Distribution Plan.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Mag-azine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.

Part B:  The Statement of Additional Information contained in the
Fund's Post-Effective Amendment No. 22 filed with the Commission on April 29, 1998 pursuant to Rule 485(b) is incorporated herein by reference.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

_________________________________________________________________
c/o Alliance Fund Services, Inc.
P. O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         [         ]
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with
the Fund's current Prospectus dated [           ] relating to
Class B shares. A separate Statement of Additional Information relates to the Fund's Class A shares. Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

    Introduction...........................................
    Investment Policies and Restrictions...................
         Money Market Portfolio............................
         Premier Growth Portfolio..........................
         Growth and Income Portfolio.......................
         U.S. Government/High Grade
           Securities Portfolio............................
         High-Yield Portfolio..............................
         Total Return Portfolio............................
         International Portfolio...........................
         Short-Term Multi-Market Portfolio
           and Global Bond Portfolio.......................
         North American Government Income
           Portfolio.......................................
         Global Dollar Government Portfolio................
         Utility Income Portfolio..........................
         Conservative Investors Portfolio,
           Growth Investors Portfolio and
           Growth Portfolio................................
         Worldwide Privatization Portfolio.................
         Technology Portfolio..............................
         Quasar Portfolio..................................
         Real Estate Investment Portfolio..................
         Other Investment Policies.........................
    Management of the Fund.................................
    Purchase and Redemption of Shares......................

    Net Asset Value........................................
    Portfolio Transactions.................................
    Dividends, Distributions and Taxes.....................
    General Information....................................
    Financial Statements and Report of Independent
         Auditors..........................................
    Appendix A - Description of Obligations Issued
         or Guaranteed by U.S. Government Agencies
         or Instrumentalities..............................   A-1
    Appendix B - Futures Contracts and Options on
         Futures Contracts and Foreign Currencies..........   B-1
    Appendix C - Options...................................   C-1
    Appendix D - Japan.....................................   D-1

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                          INTRODUCTION
_________________________________________________________________

         Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Fund's Prospectus which have differing investment objectives and policies. The Fund currently has nineteen Portfolios, all of which are described in this Statement of Additional Information.
_________________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
_________________________________________________________________

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Fund's Prospectus. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders of the affected Portfolio or Portfolios; however, shareholders will be notified prior to a material change in such policies.

         Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

MONEY MARKET PORTFOLIO

         GENERAL. The objectives of the Money Market Portfolio are in the following order of priority: safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Fund pursues its objectives in this Portfolio by maintaining the Portfolio's assets in high quality money market securities, all of which at the time of investment have remaining maturities of one year or less (which maturities may extend to 397 days). Accordingly, the Portfolio may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit, bankers acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation (S&P), Prime-1 by Moody's Investors Service, Inc. (Moody's), D-1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or F1 by Fitch IBCA, Inc. ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA by S&P, Duff & Phelps or Fitch, or Aaa or Aa by Moody's. For a description of such ratings see Appendix A to the Prospectus. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         4. Repurchase agreements are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's Custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Portfolio's total assets.

         For additional information regarding repurchase agreements, see Other Investment Policies -- Repurchase
Agreements, below.

         REVERSE REPURCHASE AGREEMENTS. While the Portfolio has no current plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's Custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (Government Securities) or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Money Market Portfolio's commitments in reverse repurchase agreements.

         LIQUID RESTRICTED SECURITIES. The Portfolio may purchase restricted securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the Securities
Act) that are determined by Alliance Capital Management L.P. (the Adviser) to be liquid in accordance with procedures adopted by the Directors. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which the Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders.

         In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the Commission) adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Acts registration requirements for resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be resold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Fund's Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors. The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

             (i) the frequency of trades and quotations for the security;

            (ii) the number of dealers making quotations to purchase or sell the security;

           (iii) the number of other potential purchasers of the security;

            (iv) the number of dealers undertaking to make a market in the security;

             (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); and

            (vi)   any applicable Securities and Exchange
                   Commission interpretation or position with respect to such types of securities.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

         MONEY MARKET REQUIREMENTS. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. Of note, the Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and in certificates of deposit and bankers acceptances denominated in U.S. dollars that are issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         The Money Market Portfolio intends to comply with Rule 2a-7 as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule.
Accordingly, in any case in which there is a variation between the conditions imposed by the Rule and the Portfolio's investment policies and restrictions, the Portfolio will be governed by the more restrictive of the two requirements.

         Currently, pursuant to Rule 2a-7, the Money Market Portfolio may invest only in U.S. denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A to the Prospectus.

         Under Rule 2a-7, the Money Market Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a second tier security) if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Money Market Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase;

         2. Make investments for the purpose of exercising control;

         3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         4. Invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

         5. Make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; or

         6. Purchase or retain securities of any issuers if those officers and directors of the Fund and officers and directors of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

PREMIER GROWTH PORTFOLIO

         GENERAL. The objective of the Premier Growth Portfolio is capital growth rather than current income. Since investments are made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth. The Portfolio will seek to achieve its objective through aggressive investment policies and, therefore, is not intended for investors whose principal objective is assured income or conservation of capital. Ordinarily, the annual portfolio turnover rate may be in excess of 100%. For the fiscal years ended December 31, 1996 and December 31, 1997, the portfolio turnover rates were 32% and 27%, respectively.

         In seeking its investment goal, the Portfolio invests predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of the Adviser, are likely to achieve superior earnings growth. Normally, about 40 companies are represented in the Portfolio's investment portfolio with the most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

         The Adviser's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Adviser expects the average weighted market capitalization of companies represented in the Portfolio's portfolio (that is the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the "S&P 500" (Standard & Poors 500 Composite Stock Price Index), a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions which reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Investments are made based upon their potential for capital appreciation. Current income will be incidental to that objective. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Portfolio's investment objective will be met.

         The Adviser expects that, under normal circumstances, the Portfolio will invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporary defensive position). The Portfolio defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, and in restricted securities, and in other assets having no ready market, but not more than 10% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such a manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         SPECIAL SITUATIONS. The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

         SHORT SALES. The Portfolio may not sell securities short, except that it may make short sales against the box. Such sales may be used in some cases by the Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and will in such case be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Growth Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption General Information, below.

         The Portfolio may not:

         1.   Write put options;

         2. Make investments for the purpose of exercising control;

         3. Except as permitted in connection with short sales of securities against the box described under the heading Short
Sales above, make short sales of securities;

         4. Buy or hold securities of any issuer if any officer or director of the Fund, the Adviser or any officer, director or 10% shareholder of the Adviser owns individually 1/2 of 1% of a class of securities of such issuer, and such persons together own beneficially more than 5% of such securities; or

         5. Buy or sell any real estate or interests therein, commodities or commodity contracts, including commodity futures contracts.

GROWTH AND INCOME PORTFOLIO

         GENERAL. The Growth and Income Portfolio's objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. It may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Portfolio may also write covered call options listed on domestic securities exchanges. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rates for the fiscal years ended December 31, 1996 and December 31, 1997 were 87% and 86%, respectively.

         The Portfolio may invest in foreign securities. Although not a fundamental policy, the Portfolio will not make any such investments unless such securities are listed on a national securities exchange.

         It is the Portfolio's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act, purchase or sell commodities or commodity contracts or engage in the business of purchasing and selling real estate.

         OPTIONS. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of options, see "Premier Growth Portfolio - Options" above.

         The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. In such a transaction, the Portfolio will purchase a call option on the same security option which it has previously written. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security. The Portfolio will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium for the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the Growth and Income Portfolio, supplement those set forth above and in the Prospectus and may not be changed without shareholder approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase the securities of any other investment company except in a regular transaction on the open market;

         2. Purchase the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; or

         3. Invest in the securities of any company for the purpose of exercising control of management.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

         The investment objective of the U.S. Government/High Grade Securities Portfolio is high current income consistent with preservation of capital. In seeking to achieve this objective, the Portfolio invests principally in a portfolio of
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities) and repurchase agreements pertaining to U.S. Government Securities and (ii) other high grade debt securities rated AAA, AA or A by S&P, Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or Aaa, Aa or A by Moody's or that have not received a rating but are determined to be of comparable quality by the Adviser. As a fundamental investment policy, the Portfolio invests at least 65% of its total assets in these types of securities, including the securities held subject to repurchase agreements. The Portfolio may utilize certain other investment techniques, including options and futures contracts, intended to enhance income and reduce market risk. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of any options transactions which may be entered into by the Portfolio. The Portfolio is designed primarily for long-term investors and investors should not consider it a trading vehicle. As with all investment company portfolios, there can be no assurance that the Portfolio's objective will be achieved.

         The Portfolio is subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which, among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. For this purpose, all securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are considered a single investment. Accordingly, the U.S. Government/High Grade Securities Portfolio limits its purchases of U.S. Government Securities to 55% of the total assets of the Portfolio. Consistent with this limitation, the Portfolio, as a matter of fundamental policy, invests at least 45% of its total assets in U.S. Government Securities. Nevertheless, the Portfolio reserves the right to modify the percentage of its investments in U.S. Government Securities in order to comply with all applicable tax requirements.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities, include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S.

Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). See Appendix A hereto for a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. Mortgages backing the U.S. Government guaranteed mortgage-related securities purchased by the Portfolio include, among others, conventional 30 year fixed rate mortgages, graduated payment mortgages, 15 year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Portfolio may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of the Portfolio's shares of Common Stock.

         GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-related securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagors actually make mortgage payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool or mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration
(VA). The GNMA guarantee is backed by the full faith and credit of the United States Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

         FHLMC SECURITIES.  The Federal Home Loan Mortgage
Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage-related pass-through securities (FHLMC Certificates), mortgage participation certificates (PCs) and guaranteed mortgage securities (GMCs).
PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities, which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but; instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

         Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that these receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities for purposes of the Portfolio's investing at least 45% of its assets in U.S. Government Securities. The Fund disagrees with the staffs interpretation but has undertaken, until final resolution of the issue, to include the Portfolio's purchases of such securities in the non-U.S. Government Securities portion of the Portfolio's investments which may be as much as 55% of its total assets. However, if such securities are deemed to be U.S. Government Securities, the Portfolio will include them as such for purposes of determining the 55% limitation on U.S. Government Securities.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Currently the Portfolio plans to enter into repurchase agreements only with the Fund's Custodian and such primary dealers. For a general discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         GENERAL. U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         HIGH GRADE DEBT SECURITIES. High grade debt securities which, together with U.S. Government Securities, constitute at least 65% of the Portfolio's assets include:

         1. Debt securities which are rated AAA, AA, or A by S&P, Duff & Phelps or Fitch or Aaa, Aa or A by Moody's;

         2. Obligations of, or guaranteed by, national or state bank holding companies, which obligations, although not rated as a matter of policy by either S&P or Moody's, are rated AAA, AA or A by Fitch;

         3.   Commercial paper rated A-1+, A-1, A-2 or A-3 by
S&P, D-1, D-2 or D-3 by Duff & Phelps, F1, F2 or F3 by Fitch or
Prime-1, Prime-2 or Prime-3 by Moody's; and

         4. Bankers acceptances or negotiable certificates of deposit issued by banks rated AAA, AA or A by Fitch.

         INVESTMENT IN HIGH GRADE DEBT SECURITIES. With respect to the Portfolio's investment in high grade debt securities, the Portfolio does not acquire common stocks or equities exchangeable for or convertible into common stock or rights or warrants to subscribe for or purchase common stock, except that with respect to convertible debt securities, the Portfolio may acquire common stock through the exercise of conversion rights in situations where it believes such exercise is in the best interest of the Portfolio and its shareholders. In such event, the Portfolio will sell the common stock resulting from such conversion as soon as practical. The Portfolio may acquire debt securities and nonconvertible preferred stock which may have voting rights, but in no case will the Portfolio acquire more than 10% of the voting securities of any one issuer. The relative size of the Portfolio's investments in any grade or type of security will vary from time to time. Critical factors which are considered in the selection of securities relate to other investment alternatives as well as trends in the determinants of interest rates, corporate profits and management capabilities and practices.

         RESTRICTED SECURITIES. Consistent with its investment restrictions, the Portfolio may acquire restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deem appropriate to reflect their fair market value. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. See "Other Investment Policies -- Illiquid Securities" below, for a more detailed discussion of the Portfolio's investment policy in securities with legal or contractual restrictions on resale.

         OTHER SECURITIES. While the Portfolio's investment strategy emphasizes U.S. Government Securities and high grade debt securities, the Portfolio may, consistent with its investment objectives, invest up to 35% of its total assets in securities other than U.S. Government Securities and high grade debt securities, including (i) investment grade corporate debt securities of a type other than the high grade debt securities described above (including collateralized mortgage obligations),
(ii) certificates of deposit, bankers acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) put and call options, futures contracts and options thereon. Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch normally provide higher yields but are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix A to the Prospectus for a description of corporate debt ratings.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the CMOs, together with certain funds and other collateral, will be sufficient to make timely payments of interest on the CMOs and to retire the CMOs not later than their stated maturity. Since the rate of payment of principal of the CMOs depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the CMOs could occur significantly earlier than their stated maturity. The CMOs may be subject to redemption under certain circumstances. CMOs bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FHLMC, or FNMA, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The staff of the Commission currently takes the position, in a reversal of its former view, that certain issuers of CMOs are not investment companies for purposes of Section 12(d)(i) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. The staff of the Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act. In reliance on a recent staff interpretation, the Portfolio's investments in certain qualifying CMOs, including CMOs that have elected to be treated as real estate mortgage investment conduits (REMICs), are not subject to the 1940 Acts limitation on acquiring interests in other investment companies. In order to be able to rely on the staffs interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         INVESTMENT PRACTICES.

         OPTIONS ON U.S. GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio may also write such call options that are not covered for cross-hedging purposes. There are no specific percentage limitations on the Portfolio's investments in options.

         The Portfolio intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Custodian, cash or U.S. Governmental Securities in an amount not less than the market value of the underlying security, marked to market daily.

         In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

         Over-the-counter options are purchased or written by the Portfolio in privately negotiated transactions. Such options are illiquid and it may not be possible for the Portfolio to dispose of any option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

         The Portfolio intends to write covered put and call options and purchase put and call options on U.S. Government Securities that are traded on United States securities exchanges and over the counter. The Portfolio also intends to write call options that are not covered for cross-hedging purposes.

         For additional information on the use, risks and costs of options, see Appendix C.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of U.S. Government Securities (futures contracts) and may purchase and write options to buy or sell futures contracts (options on futures contracts). Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. exchanges or over the counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to purchase at a later date. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instrumentalities and usually depends on the Advisers ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of securities hedged or used for cover will not be perfect.

         A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

         The Portfolio enters into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills. The Portfolio may also enter into futures contracts which are based on non-U.S. Government bonds.

         The Portfolio's ability to engage in the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to U.S. Government Securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations.

         It is the policy of the Portfolio that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Portfolio adheres to two percentage restrictions on the use of futures contracts. The first restriction is that the Portfolio will not enter into any futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Portfolio without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of future contracts and options on future contracts, see
Appendix B.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio will have the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a when, as and if issued security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of when-issued transactions and forward commitments enables the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell its securities on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values. No when-issued transactions forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

         When-issued and forward commitments may be sold prior to the settlement date, but the Portfolio enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Custodian will maintain, in the separate account, cash, U.S. Government Securities or other liquid, high-grade debt obligations, having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell the Portfolio's securities themselves. If the Adviser, however, chooses to dispose of its right to acquire a when-issued security prior to its acquisition or dispose of its right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, the Portfolio can incur a gain or loss. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         FUTURE DEVELOPMENTS. The Portfolio may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

         PORTFOLIO TURNOVER. Because the Portfolio actively uses trading to benefit from yield disparities among different issues of fixed-income securities or otherwise to achieve its investment objective and policies, the Portfolio may be subject to a greater degree of portfolio turnover than might be expected from investment companies which invest substantially all of their funds on a long-term basis. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Portfolio generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 400% occurs, for example, when all of the Portfolio's securities are replaced four times in a period of one year. A 400% turnover rate is greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio. For the fiscal years ended December 31, 1996 and December 31, 1997 the portfolio turnover rates were 137% and 114%, respectively.

         INVESTMENT RESTRICTIONS. The following investment restrictions, which are applicable to the U.S. Government/High Grade Securities Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption General Information below.

         The Portfolio may not:

         1. Participate on a joint or joint and several basis in any securities trading account;

         2. Invest in companies for the purpose of exercising control;

         3. Issue senior securities, except in connection with permitted borrowing for extraordinary emergency purposes;

         4. Sell securities short or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         5. Borrow money, except the Portfolio may borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Portfolio;

         6. Invest in illiquid securities, including direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available trading market, if more than 10% of the Portfolio's assets (taken at market value) would be invested in such securities;

         7. Invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable;

         8. Invest in the securities of any investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders;

         9. Invest more than 25% of the value of its total assets at the time of investment in the aggregate of:

              (a) nonconvertible preferred stock of issuers whose senior debt securities are rated Aaa, Aa, or A by Moody's or AAA, AA or A by S&P, provided that in no event may such nonconvertible preferred stocks exceed in the aggregate 20% of the value of the Portfolio's total assets at the time of investment;

              (b) debt securities of foreign issuers which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P; and

              (c) convertible debt securities which are rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, provided that in no event may such securities exceed in the aggregate 10% of the value of the Portfolio's total assets at the time of investment;

         10. Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;

         11.  Purchase or sell commodities or commodity contracts
(except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options) and other similar contracts; or

         12. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

HIGH YIELD PORTFOLIO

         GENERAL. As discussed in the Prospectus, the Portfolio invests principally in lower-rated fixed-income securities. The ratings of fixed-income securities by Moody's, S&P, Duff & Phelps and Fitch are a generally accepted barometer of credit risk.
They are, however, subject to certain limitations from an investors standpoint. For a description of credit ratings see Appendix A to the Prospectus.

         Such limitations include the following: the rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there may be varying degrees of difference in credit risk of securities in each rating category. The Adviser attempts to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned below.

         While ratings provide a generally useful guide to credit risks, they do not, nor do they purport to, offer any criteria for evaluating interest rate risk. Changes in the general level of interest rates cause fluctuations in the prices of fixed-income securities already outstanding and will therefore result in fluctuation in net asset value of the Portfolio's shares. The extent of the fluctuation is determined by a complex interaction of a number of factors. The Adviser evaluates those factors it considers relevant and makes portfolio changes when it deems it appropriate in seeking to reduce the risk of depreciation in the value of the Portfolio.

         The Adviser anticipates that the annual turnover rate in the Portfolio may be in excess of 200% in future years (but is not expected to exceed 250%). An annual rate of 200% occurs, for example, when all of the securities in the Portfolio's investment portfolio are replaced two times in a period of one year. The portfolio turnover rate for the fiscal period October 27, 1997 (commencement of operations) through December 31, 1997 was 8%.

         PUBLIC UTILITIES. The High-Yield Portfolio's investments in public utilities, if any, may be subject to certain risks. Such utilities may have difficulty meeting environmental standards and obtaining satisfactory fuel supplies at reasonable costs. During an inflationary period, public utilities also face increasing fuel, construction and other costs and may have difficulty realizing an adequate return on invested capital. There is no assurance that regulatory authorities will grant sufficient rate increases to cover expenses associated with the foregoing difficulties as well as debt service requirements. In addition, with respect to utilities engaged in nuclear power generation, there is the possibility that Federal, State or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction, or operation of nuclear power plants, or suspension of operation of such plants which have been or are being financed by proceeds of the fixed-income securities in the Portfolio.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the High-Yield Portfolio may invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests on pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Portfolio) by various governmental, government-related and private organizations.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. For a description of FNMA and FHLMC and the securities they issue see above, "U.S. Government/High Grade Securities Portfolio -- U.S. Government Securities, FHLMC Securities and FNMA Securities."

         Yields on mortgage-related securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

         Actual prepayment experience may cause the yield to differ from the issued average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

         DIRECT INVESTMENT IN MORTGAGES. The High-Yield Portfolio may invest directly in residential mortgages securing residential real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not mortgage-related securities as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as serving agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as whole loans). The vendor of such mortgages receives a fee from the Portfolio for acting a servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. At present, such investments are considered to be illiquid by the Adviser. The Portfolio will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Portfolio. The Portfolio has no present intention of making direct investments in mortgages.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The High-Yield Portfolio may purchase securities offered on a when-issued basis and may purchase or sell securities on a forward commitment basis. For a general description of when-issued securities and forward commitments, see above, "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". No when-issued or forward commitments will be made by the Portfolio if, as a result, more than 20% of the value of the Portfolio's total assets would be committed to such transactions.

         The High-Yield Portfolio may purchase securities on a when, as and if issued basis as described above in "U.S. Government/High Grade Portfolio-Investment Practices-When-Issued Securities and Forward Commitments". The commitment for the purchase of any such security will not be recognized in the Portfolio until the Adviser determines that issuance of the security is probable. At such time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Portfolio will also establish a segregated account with its custodian bank in which it will maintain U.S. Government Securities, cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, the Portfolio may purchase securities on such basis without limit. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when, as and if issued basis may increase the volatility of its net asset value. The Adviser and the Directors of the Fund do not believe that the net asset value of the Portfolio will be adversely affected by its purchase of securities on such basis.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES. The High-Yield Portfolio may invest in financial futures contracts (futures contracts) and related options thereon. The Portfolio may sell a futures contract or a call option thereon or purchase a put option on such futures contract if the Adviser anticipates that interest rates will rise, as a hedge against a decrease in the value of the Portfolio's securities. If the Adviser anticipates that interest rates will decline, the Portfolio may purchase a futures contract or a call option thereon to protect against an increase in the price of the securities the Portfolio intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. For a general discussion of futures contracts and options thereon, including their risks, see U.S. Government/High Grade Securities Portfolio-Investment Practices-Futures Contracts and Options on Futures Contracts above and Appendix B.

         Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 l/2 years and 10 years, Government National Mortgage Association ("GNMA") certificates and bank certificates of deposit. The Portfolio may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that may become available.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         The Portfolio may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Portfolio's total assets. In instances involving the purchase of futures contracts by the Portfolio, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         PUT AND CALL OPTIONS. The High-Yield Portfolio may purchase put and call options written by others and write put and call options covering the types of securities in which the Portfolio may invest. For a description of put and call options, including their risks, see above, U.S. Government/High Grade Securities Portfolio-Investment Practices-Options on U.S. and Foreign Government Securities. The Portfolio will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Portfolio would exceed 2% of the value of its total assets; the Portfolio will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 15% of its total assets.

         FOREIGN SECURITIES. The portfolio may purchase foreign securities provided the value of issues denominated in foreign currency shall not exceed 20% of the Portfolio's total assets and the value of issues denominated in United States currency shall not exceed 25% of the Portfolio's total assets. For the risks associated with investments in foreign debt securities, see above, "U.S. Government/High Grade Securities Portfolio--High Grade Debt Securities--Foreign Securities".

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the High-Yield Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the

Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         The Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, the Portfolio may enter into a forward contract to sell for a fixed amount of dollars the amount of foreign currency approximating the value of some or all of the Portfolio's investment portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second set of circumstances on a regular or continuous basis, and will not do so if, as a result, the Portfolio will have more than 5% of the value of its total assets committed to the consummation of such contracts.

         The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities in the Portfolio or other assets denominated in that currency. At the consummation of such a forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been a change in forward contract prices.

         Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Adviser believes that it is important to have a flexibility to enter into such forward contract when it determines that the best interest of the Portfolio will be served.

         The Fund's custodian bank places liquid assets in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second set of circumstances, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's dealing in forward foreign currency exchange contracts is limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         RESTRICTED SECURITIES. The Portfolio may acquire restricted securities within the limits set forth in the Prospectus. For a description of such securities including their risks, see above, "U.S. Government/High Grade Securities Portfolio Restricted Securities and Other Investment Policies- -Illiquid Securities below". If through the appreciation of restricted securities or the depreciation of unrestricted securities the Portfolio should be in a position where more than 10% of the value of its total assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements terminable within seven days and pertaining to issues of the United States Treasury with member banks of the Federal Reserve System or primary dealers in United States Government securities, so long as such investments do not in the aggregate exceed the Investment Restrictions as set forth in the Prospectus. Such investments would be made in accordance with procedures established by the Portfolio to require that the securities serving as collateral for each repurchase agreement be delivered either physically or in book entry form to the Fund's custodian and to require that such collateral be marked to the market with sufficient frequency to ensure that each such agreement is fully collateralized at all times. The Portfolio follows established procedures, which are periodically reviewed by the Fund's Board of Directors, pursuant to which the Adviser will monitor the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions. For a discussion of repurchase agreements, see "Other Investment Policies -- Repurchase Agreements," below.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may loan its portfolio securities where such loans are continuously secured by cash collateral equal to no less than the market value, determined daily, of the securities loaned. In loaning its portfolio securities, the Portfolio requires that interest or dividends on securities loaned be paid to the Portfolio. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio follows the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Portfolio's investment in the securities loaned. Although the Portfolio cannot at the present time determine the types of borrowers to whom it may lend its portfolio securities, the Portfolio anticipates that such loans will be made primarily to bond dealers.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the High-Yield Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable;

         2. Act as securities underwriter or invest in commodities or commodity contracts, except that the Portfolio (i) may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act, and (ii) may purchase financial futures as described in the Prospectus and above;

         3. Engage in the purchase or sale of real estate, except that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         4. Invest in companies for the purpose of exercising control of management;

         5.   Issue any senior securities as defined in the 1940
Act (except to the extent that when-issued securities transactions, forward commitments or stand-by commitments may be considered senior securities);

         6. Participate on a joint, or on a joint and several, basis in any trading account in securities;

         7.   Effect a short sale of any security;

         8. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; or

         9. Invest in the securities of any other investment company except in connection with a merger, consolidation, acquisition of assets or other reorganization.

TOTAL RETURN PORTFOLIO

         The investment objective of the Total Return Portfolio is to achieve a high return through a combination of current income and capital appreciation. The Portfolio has adopted, as a fundamental policy, that it be a "balanced fund"; this fundamental policy cannot be changed without Shareholder Approval. The percentage of the Portfolio's assets invested in each type of security at any time is in accordance with the judgment of the Adviser. The Portfolio's assets are invested in U.S. Government and agency obligations, bonds whether convertible or non-convertible and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover. Ordinarily, the annual portfolio turnover rate will not exceed 100%. For the fiscal years ended December 31, 1996 and December 31, 1997 the portfolio turnover rates were 57% and 65%, respectively.

         Subject to market conditions the Portfolio may also try to realize income by writing covered call options listed on a domestic securities exchange. In so doing, the Portfolio foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price of the option in return for the premium it received from the purchaser of the option. The Adviser believes that such premiums will increase the Portfolio's distributions without subjecting it to substantial risks. No option will be written by the Portfolio if, as a result, more than 25% of the Portfolio's assets are subject to call options. For a discussion of covered call options see "High Yield Portfolio -- Put and Call Options" above. The Portfolio purchases call options only to close out a position in an option written by it. In order to close out a position the Portfolio will make a closing purchase transaction if such is available. Except as stated above, the Portfolio may not purchase or sell puts or calls or combinations thereof.

         Although the Portfolio may invest in foreign securities, it has no present intention to do so.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Total Return Portfolio, supplement those set forth above and in the Prospectus and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase the securities of any other investment company except in a regular transaction in the open market;

         2. Retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities;

         3. Invest in other companies for the purchase of exercising control of management;

         4. Purchase securities on margin, borrow money, or sell securities short, except that the Portfolio may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to enable the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Portfolio will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Portfolio's total assets);

         5.   Underwrite securities issued by other persons;

         6. Purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933;

         7. Purchase or sell commodities or commodity contracts; or

         8. Issue any securities senior to the capital stock offered hereby.

INTERNATIONAL PORTFOLIO

         GENERAL. The objective of the International Portfolio is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (e.g. incorporated outside the United States), companies participating in foreign economies with prospects for growth and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk. There is no limitation on the percent or amount of the Portfolio's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Portfolio will achieve its objective. Ordinarily, the annual portfolio turnover rate will not exceed 100%. For the fiscal years ended December 31, 1996 and December 31, 1997 the portfolio turnover rates were 60% and 134%, respectively.

         In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Portfolio expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Portfolio can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         Investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser at present does not intend to invest more than 10% of the Portfolio's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser considers the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor. On December 31, 1997, 20.49% of the Portfolio's net assets were invested in Japanese issuers. For a description of Japan, see Appendix D.

         The Adviser, in analyzing individual companies for investment, looks for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which enables the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally have records of paying dividends for at least one year, and will generally are expected to increase the amounts of such dividends in future years as earnings increase.

         It is expected that the Portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Portfolio's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. As discussed below, the Portfolio may also from time to time invest its temporary cash balances in United States short-term money market instruments.

         SECURITIES LENDING. The Portfolio may seek to increase income by lending portfolio securities. The Portfolio has the right to call a loan to obtain the securities loaned at any time on five days notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Portfolio will receive the income earned on investment of the collateral. The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be in good standing, and when, in its judgment, the amount which may be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30% of the value of the Portfolio's total assets.

         WARRANTS. The Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         SPECIAL RISK CONSIDERATIONS. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

         Although the Portfolio values its assets daily in terms of U.S. Dollars, its does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee, they do realize a profit based on the difference (commonly known as the spread) between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment objective will be attained. The Portfolio is designed for investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Portfolio may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

         FOREIGN CURRENCY TRANSACTIONS. Since investments in foreign companies usually involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For a discussion of forward foreign currency exchange contracts which also apply to the International Portfolio, see "High Yield Portfolio -- Foreign Currency Transactions," above.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the International Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Purchase a security if, as a result, the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Portfolio's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general, unless the security is acquired pursuant to a plan of reorganization or an offer of exchange;

         2. Purchase or sell real estate (although it may purchase securities secured by real estate or interest therein, or issued by companies or investment trusts which invest in real estate or interest therein);

         3. Purchase or sell commodity contracts, provided, however, that this policy does not prevent the Portfolio from entering into forward foreign currency exchange contracts;

         4. Purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         5.   Effect short sales of securities;

         6. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities
Act with respect to the disposition of certain portfolio securities acquired within the limitations of restriction 4 above;

         7. Purchase or retain the securities of any issuer if, to the knowledge of the Adviser, the officers and directors of the Fund and of the Adviser, who each owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and together own beneficially more than 5% of the securities of such issuer;

         8. Invest in companies for the purpose of exercising management or control; or

         9. Issue senior securities except as permitted by the 1940 Act.

SHORT-TERM MULTI-MARKET PORTFOLIO AND GLOBAL BOND PORTFOLIO

         GENERAL. The objective of the Short-Term Multi-Market Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Portfolio seeks high current yields by investing in debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the Portfolio seeks investment opportunities in foreign, as well as domestic, securities markets. While the Portfolio normally maintains a substantial portion of its assets in debt securities denominated in foreign currencies, the Portfolio invests at least 25% of its net assets in U.S. Dollar-denominated securities. The Portfolio is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Portfolio fluctuate with changes in interest rates and other market conditions.

         The investment objective of the Global Bond Portfolio is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

         INVESTMENT POLICIES. The following investment policies, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement, and should be read in conjunction with, the information set forth in the Prospectus under "Other Investment Policies and Techniques." The investment policies are not designated fundamental policies within the meaning of the 1940 Act and may be changed by the Fund's Board of Directors without Shareholder Approval as defined under the caption "General Information," below. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         U.S. GOVERNMENT SECURITIES. See Appendix A hereto for a description of obligations issued or guaranteed by U.S.
Government agencies or instrumentalities.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.
Each Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place cash not available for investment in U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of, the Short-Term Multi-Market Portfolio's and the Global Bond Portfolio's commitments in futures and options on futures contracts.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio. The second restriction is that the aggregate market value of the outstanding futures contracts purchased by a Portfolio not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Portfolio may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency-denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         PORTFOLIO TURNOVER. Since the Short-Term Multi-Market Portfolio and the Global Bond Portfolio may engage in active trading, their rates of portfolio turnover may be higher than that of many other investment companies. The Portfolio's cannot accurately predict their portfolio turnover rates, but it is anticipated that the annual turnover rate generally will not exceed 500% for the Short-Term Multi Market Portfolio and 400% for the Global Bond Portfolio (excluding turnover of securities having a maturity of one year of less). An annual turnover rate of 400% or 500% occurs, for example, when all of the Portfolio's securities are replaced four or five times, respectively, in a period of one year. A 400% and 500% turnover rate are greater than that of many other investment companies. A higher incidence of short term capital gain taxable as ordinary income than might be expected from investment companies which invest substantially all their funds on a long term basis and correspondingly larger mark up charges can be expected to be borne by the Portfolio's. The annual portfolio turnover rates of securities of the Short-Term Multi-Market Portfolio for the fiscal years ended December 31, 1996 and December 31, 1997 were 159% and 222%, respectively. The annual portfolio turnover rates of securities of the Global Bond Portfolio for the fiscal years ended
December 31, 1996 and December 31, 1997 were 191% and 257%, respectively.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Short-Term Multi-Market Portfolio and the Global Bond Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption General Information, below.

         A Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, a Portfolio may not invest in warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Portfolio's net assets.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

         The objective of the North American Government Income Portfolio is to seek the highest level of current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding States of the United States), agencies, instrumentalities or authorities (Government Securities). The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Portfolio may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government Securities"). The Portfolio utilizes certain other investment techniques, including options and futures.

         The Portfolio may invest its assets in Government Securities considered investment grade or higher (i.e., securities rated at least BBB by S&P, Duff & Phelps or Fitch or at least Baa by Moody's) or, if not so rated, of equivalent investment quality as determined by the Portfolio's Adviser. Securities rated BBB by S&P, Duff & Phelps or Fitch or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuers capacity to pay interest and repay principal than in the case of higher-rated securities. The Portfolio expects that it will not retain a debt security which is downgraded below BBB or Baa or, if unrated, determined by the Portfolio's Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

         The Portfolio's Adviser actively manages the Portfolio's assets in relation to market conditions and general economic conditions in the United States, Canada and Mexico and elsewhere, and adjusts the Portfolio's investments in Government Securities based on its perception of which Government Securities will best enable the Portfolio to achieve its investment objective of seeking the highest level of current income, consistent with what the Portfolio's Adviser considers to be prudent investment risk. In this regard, subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency varies in accordance with the assessment of the Portfolio's Adviser of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

         The Portfolio invests at least, and normally substantially more than, 65% of its total assets in Government Securities. To the extent that its assets are not invested in Government Securities, however, the Portfolio may invest the balance of its total assets in debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies and are rated investment grade or, if not so rated, are of equivalent investment quality as determined by the Portfolio's Adviser. The Portfolio does not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, provided, however, that the Portfolio may invest up to 25% of its total assets in Argentine Government Securities.

         INVESTMENT POLICIES.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix B.

         U.S. GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES-- GENERAL. For information regarding U.S. Government guaranteed mortgage-related securities, see "U.S. Government/High Grade Securities Portfolio -- U.S. Government Guaranteed Mortgage-Related Securities -- General," above.

         GNMA CERTIFICATES.  For information regarding GNMA
Certificates, see "U.S. Government/High Grade Securities
Portfolio -- GNMA Certificates," above.

         FHLMC SECURITIES.  For information regarding FHLMC
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FHLMC Securities," above.

         FNMA SECURITIES.  For information regarding FNMA
Securities, see "U.S. Government/High Grade Securities Portfolio
-- FNMA Securities," above.

         ZERO COUPON TREASURY SECURITIES. The Portfolio may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated (stripped) the principal portions (corpus) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staffs interpretation, but will not treat such securities as U.S. Government Securities until final resolution of the issue.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year.

         CANADIAN GOVERNMENT GUARANTEED MORTGAGE-RELATED SECURITIES. Canadian mortgage-related securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program (the NHA MBS Program) established under the National Housing Act of Canada
(NHA). Certificates issued pursuant to the NHA MBS Program (NHA Mortgage-Related Securities) benefit from the guarantee of the Canada Mortgage and Housing Corporation (CMHC), a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada whose guarantee (similar to that of GNMA in the United States) is an unconditional obligation of the Government of Canada except as described below. The NHA currently provides that the aggregate principal amount of all issues of NHA Mortgage-Related Securities in respect of which CMHC may give a guarantee must not exceed $60 billion.

         NHA Mortgage-Related Securities are backed by a pool of insured mortgages that satisfy the requirements established by the NHA. Issuers that wish to issue NHA Mortgage-Related Securities must meet the status and other requirements of CMHC and submit the necessary documentation to become an approved issuer. When an approved issuer wishes to issue NHA Mortgage-Related Securities in respect of a particular pool of mortgages, it must seek the approval of CMHC. Such mortgages must, among other things, be first mortgages that are insured under the NHA, not be in default and provide for equal monthly payments throughout their respective terms.

         The mortgages in each NHA Mortgage-Related Securities pool are assigned to CMHC which, in turn, issues a guarantee of timely payment of principal and interest that is shown on the face of the certificates representing the NHA Mortgage-Related Securities (the NHA MBS Certificates). NHA Mortgage-Related Securities do not constitute any liability of, nor evidence any recourse against, the issuer of the NHA Mortgage-Related Securities, but in the event of any failure, delay or default under the terms of NHA MBS Certificates, the holder has recourse to CMHC in respect of its guarantee set out on the NHA MBS Certificates.

         In any legal action or proceeding or otherwise, CMHC has agreed not to contest or defend against a demand for the timely payment of the amount set forth and provided for in, and unpaid on, any duly and validly issued NHA MBS Certificate, provided that such payment is sought and claimed by or on behalf of a bona fide purchaser of and investor in such security, without actual notice at the time of the purchase of the basis or grounds for contesting or defending against that demand for timely payment.

         While most Canadian Mortgage-Related Securities are subject to voluntary prepayments, some pools are not and function more like a traditional bond. The typical maturity of Canadian Mortgage-Related Securities is five years as most Canadian residential mortgages provide for a five-year maturity with equal monthly blended payments of interest and principal based on a twenty-five year amortization schedule. Pursuant to recent changes adopted by CMHC, maturities of NHA Mortgaged-Related Securities may be as short as six months or as long as eighteen years.

         ILLIQUID SECURITIES. The Portfolio has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The North American Government Income Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others,
(a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         See "Other Investment Policies -- Illiquid Securities," below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into futures contracts and options on futures contracts. The successful use of such instruments draws upon the Advisers special skills and experience with respect to such instruments and usually depends on the Advisers ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Portfolio's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Portfolio not exceed 50% of the market value of the total assets of the Portfolio. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. Dollar price of the security (transaction hedge). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or, when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. Dollar amount (position hedge). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (cross-hedge). The Fund's Custodian will place cash not available for investment or liquid high-grade Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid high-grade Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (CFTC), the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contracts to hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

         OPTIONS ON U.S. GOVERNMENT SECURITIES AND FOREIGN
GOVERNMENT SECURITIES. For additional information on the use, risks and costs of options in U.S. Government Securities and foreign government securities, see Appendix C.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreement," below.

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The portfolio turnover rates of securities of the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1997 were 4% and 20%, respectively. Management anticipates that the annual turnover in the Portfolio will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

         INVESTMENT RESTRICTIONS

         The following restrictions, which are applicable to the North American Government Income Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information," below.

         The Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Portfolio's total assets would be invested in securities of any one or more closed-end investment companies; or

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Portfolio may not invest in warrants if, such warrants valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value. The Portfolio will also not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

_______________________________________________________________

              ADDITIONAL INFORMATION ABOUT CANADA,
     THE UNITED MEXICAN STATES AND THE REPUBLIC OF ARGENTINA
_______________________________________________________________

         The information in this section is based on material obtained by the Fund from various Canadian, Mexican and Argentine governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Canada, Mexico or Argentina, their economies, or the consequences of investing in Mexican Government Securities, Canadian Government Securities or Argentine Government Securities.

_______________________________________________________________

               ADDITIONAL INFORMATION ABOUT CANADA
_______________________________________________________________

Territory and Population

         Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada comprises ten provinces (Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec and Saskatchewan) and two territories (the Northwest Territories (scheduled in 1999 to be divided into the Nunavut Territory and the Northwest Territories) and the Yukon Territory). Its population is approximately 30 million.

Government

         Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The prime minister has the privilege of appointing all judges except those of the provincial courts.

         Provinces have extensive power within specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics

         Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party, under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. It has been reported that Mr. Chretien may step down in the near future due to low personal approval ratings. The next general election is due by June
2002.

         Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.

         The third major development is the continuing possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois, under the leadership of Jacques Parizeau, won 77 seats in Quebec's provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The Parti Quebecois' agenda included a call for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. It is expected that this issue will dominate the next provincial election in Quebec, which will be held on November 30, 1998, according to Quebec Premier Bouchard's announcement on October 28, 1998. The Parti Quebecois has indicated that if it wins a second term in the provincial elections, it will call another referendum, but only if the referendum stands a strong chance of success, which at this time is unlikely, given current opinion polls. In August of 1998, Canada's Supreme Court rendered a unanimous opinion in a legal action initiated by the federal government to determine the legality of Quebec's secession. While the Court ruled that Quebec has no right to unilaterally leave the Canadian federation, the federal government would have to negotiate a separation if a clear majority of Quebec voters voted for it. It is expected that Quebec's position within Canada will continue to be a matter of political debate.

Monetary and Banking System

         The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian Dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

Trade

         Canada and the United States are each other's largest trading partners and as a result there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1996 was larger than between any other two countries in the world. In the summer of 1991, the United States, Canada and Mexico began negotiating the North American Free Trade Agreement ("NAFTA"). NAFTA was signed on December 17, 1992 at separate ceremonies in Washington D.C., Mexico City and Ottawa, Canada's capital. On December 30, 1993, after the Legislatures in the United States and Mexico had ratified NAFTA, the Canadian government announced that it had proclaimed NAFTA into law and had exchanged the written notifications with the United States and Mexico needed to bring NAFTA into force. In July 1997 a free-trade accord between Canada and Chile took effect. Talks with Brazil and Argentina are also under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully implemented, NAFTA is designed to create a free trade area in North America, expand the flow of goods, services and investment, and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA. At the April 1998 Summit of the Americas an agreement was signed by the leaders of 34 governments across the American continents (including Canada) to begin trade negotiations toward the creation of a free trade area across the Western Hemisphere.

Economic Information Regarding Canada

         Canada experienced rapid economic expansion during most of the 1980s. In the early 1990s, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government is attempting to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

         RECENT DEVELOPMENTS. The deterioration in the government's fiscal position, which started during the recession in the early 1990s, was aggravated by a reluctance to decrease expenditures or increase taxes. In its 1995 budget, however, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. For the fiscal years 1994-95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively of gross domestic product ("GDP"). On October 14, 1998 the government announced that there was a budget surplus of $3.5 billion for the 1997/1998 fiscal year, the first time in 28 years the government had recorded a budget surplus. While the government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

         In addition to the growth of the federal government deficit, provincial government debt rose rapidly in the early 1990s. Several developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded certain provincial debt ratings. All provinces undertook plans to balance their respective budgets, and, with the exception of Ontario and Quebec, the provinces have achieved, or are close to achieving, their goals. While Ontario and Quebec have not yet balanced their budgets, both have made significant progress toward that end and it is anticipated that both provinces will achieve their plans to eliminate their budget deficits by fiscal year 2000/2001. In March 1998, the federal transfer payments to the provinces, which had been reduced, increased by $236 million.

         Canada's real GDP growth rate slipped to 2.2% in 1995 and 1.2% in 1996 from 3.9% in 1994. In 1997, real GDP grew 3.7%.
That growth was sustained in the first quarter of 1998, when Canada's real GDP grew 3.4%, but it moderated to 1.8% in the second quarter of 1998. The Canadian government had forecast real GDP growth of 3.5% through mid-1999, but that forecast is currently under review. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports. The trade sector continues to be an important factor, however, in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. Exports grew by 16% in 1995 and by 6% in 1996. In 1997, however, the trade surplus was reduced as the rate of import growth almost doubled the rate of export growth.

         During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada led to a weakening of its currency and higher interest rates. On January 20, 1995, the exchange rate for the Canadian Dollar fell to .702 against the U.S. Dollar, which at that time represented a nine-year low and was close to its then record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. Dollars. Between January 20, 1995 and September 30, 1997, the Canadian Dollar increased in value from .702 to .724 against the U.S. Dollar. The renewed strength of the Canadian Dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian Dollar depreciated, reaching a record low of .633 against the U.S. Dollar on August 27, 1998. On October 28, 1998, the U.S. Dollar-Canadian Dollar exchange rate was 1:650. In June 1997, with a real growth of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian Dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on August 27, 1998, when it was raised one full percentage point from 5% to 6%. The Bank Rate was subsequently lowered to 5.75% on September 29, 1998, and to 5.5% on October 16, 1998, following rate cuts by the Federal Reserve on those dates.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Canadian Dollar, information concerning inflation rates, historical information regarding the Canadian GDP and information concerning yields on certain Canadian Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The exchange rate between the U.S. Dollar and the Canadian Dollar is at any moment related to the supply of and demand for the two currencies, and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the

United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

         The range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. However, the range that has occurred in the past is not necessarily indicative of future fluctuations in that rate. Future rates of exchange cannot be predicted, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. Dollars for one Canadian Dollar as certified by the Federal Reserve Bank of New York:

                                            U.S. Dollars
                                            ____________

         1981                                 0.83
         1982                                 0.81
         1983                                 0.81
         1984                                 0.77
         1985                                 0.73
         1986                                 0.72
         1987                                 0.75
         1988                                 0.81
         1989                                 0.84
         1990                                 0.86
         1991                                 0.87
         1992                                 0.83
         1993                                 0.78
         1994                                 0.73
         1995                                 0.73
         1996                                 0.73
         1997                                 0.72
         1998
           January                            0.69
           February                           0.70
           March                              0.71
           April                              0.70
           May                                0.69
           June                               0.68
           July                               0.67
           August                             0.65
           September                          0.66

Source:  Federal Reserve Statistical Releases.

         INFLATION RATE OF THE CANADIAN CONSUMER PRICE INDEX. Since 1991, when the Canadian government adopted inflation control targets, inflation in Canada has been maintained within the targeted range of 1% to 3%. The government announced on February 24, 1998 that the 1991 targets would be extended to the end of 2001. The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1997, and for the first nine months of 1998
(annualized).

                                    National Consumer
                                       Price Index
                                    _________________

         1981 . . . . . . . . . . . . . . . 12.4%
         1982 . . . . . . . . . . . . . . . 10.9
         1983 . . . . . . . . . . . . . . .  5.7
         1984 . . . . . . . . . . . . . . .  4.4
         1985 . . . . . . . . . . . . . . .  3.9
         1986 . . . . . . . . . . . . . . .  4.2
         1987 . . . . . . . . . . . . . . .  4.4
         1988 . . . . . . . . . . . . . . .  4.0
         1989 . . . . . . . . . . . . . . .  5.0
         1990 . . . . . . . . . . . . . . .  4.8
         1991 . . . . . . . . . . . . . . .  5.6
         1992 . . . . . . . . . . . . . . .  1.5
         1993 . . . . . . . . . . . . . . .  1.8
         1994 . . . . . . . . . . . . . . .  0.2
         1995 . . . . . . . . . . . . . . .  2.1
         1996 . . . . . . . . . . . . . . .  1.6
         1997 . . . . . . . . . . . . . . . .1.6
         1998
           January  . . . . . . . . . . . .  1.1
           February . . . . . . . . . . . .  1.4
           March  . . . . . . . . . . . . .  1.2
           April  . . . . . . . . . . . . .  1.0
           May  . . . . . . . . . . . . . .  1.2
           June . . . . . . . . . . . . . .  0.8
           July . . . . . . . . . . . . . .  1.1
           August . . . . . . . . . . . . .  1.2
           September                         1.2

Source:  BANK OF CANADA REVIEW Winter 1996-1997; BANK OF CANADA
WEEKLY FINANCIAL STATISTICS, October 23, 1998.

         CANADIAN GROSS DOMESTIC PRODUCT. The following table sets forth Canada's GDP for the years 1981 through 1997 and annualized GDP for the first and second quarters of 1998, at current and constant prices.

                             Gross Domestic   Change from
             Gross Domestic  Product at       Prior Year at
             Product         Constant 1986    Constant Prices
             _____________   Prices________   _______________

                 (millions of Canadian Dollars)    (%)

1981            355,994         440,127            3.7%
1982            374,442         425,970           (3.2)
1983            405,717         439,448            3.2
1984            444,735         467,167            6.3
1985            477,988         489,437            3.4
1986            505,666         505,666            2.6
1987            551,597         526,730            4.1
1988            605,906         552,958            4.9
1989            650,748         566,486            2.5
1990            669,467         565,155            0.3
1991            676,477         555,052           (1.9)
1992            690,122         559,305            0.9
1993            712,855         571,722            2.5
1994            747,260         594,990            3.9
1995            776,299         608,835            2.2
1996            797,789         617,795            1.2
1997            856,134                            3.7
1998
  1st Quarter                                      3.4
  2nd Quarter                                      1.8

Source:  BANK OF CANADA REVIEW Summer 1998.

   YIELDS ON CANADIAN GOVERNMENT TREASURY BILLS AND BONDS. The following table sets forth the average monthly yield on 3-month and 6-month government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 1995 through
September 1998.

                   Treasury Bills          Benchmark Bonds
1995            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January            8.10      8.47           9.18 9.34
February           8.11      8.15           8.46 8.76
March              8.29      8.35           8.23 8.57
April              7.87      7.87           7.93 8.31
May                7.40      7.36           7.41 7.88
June               6.73      6.65           7.33 7.81
July               6.65      6.87           7.79 8.27
August             6.34      6.62           7.58 8.00
September          6.58      6.80           7.54 7.89
October            7.16      7.21           7.54 7.86
November           5.83      5.87           6.74 7.19
December           5.54      5.64           6.64 7.11

                   Treasury Bills          Benchmark Bonds
1996            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________

January            5.12      5.20           6.33 7.01
February           5.21      5.38           6.87 7.53
March              5.02      5.25           7.02 7.64
April              4.78      4.97           7.09 7.76
May                4.68      4.88           7.01 7.72
June               4.70      4.94           7.05 7.77
July               4.39      4.75           6.96 7.62
August             4.02      4.32           6.60 7.34
September          3.86      4.13           6.28 7.16
October            3.17      3.33           5.59 6.47
November           2.73      2.89           5.10 6.05
December           2.85      3.24           5.44 6.37

                   Treasury Bills          Benchmark Bonds
1997            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January            2.87      3.21           5.67 6.65
February           2.91      3.17           5.44 6.38
March              3.14      3.45           5.75 6.59
April              3.14      3.55           5.92 6.68
May                2.99      3.39           5.86 6.65
June               2.86      3.19           5.32 6.14
July               3.29      3.62           5.18 5.80
August             3.11      3.68           5.36 6.06
September          2.86      3.49           5.17 5.70
October            3.59      3.82           4.99 5.49
November           3.67      4.11           5.17 5.56
December           3.99      4.56           5.34 5.61

                   Treasury Bills          Benchmark Bonds
1998            3 Months   6 Months      5 Years   10 Years
____            ___________________      __________________
January            4.10      4.42           5.09 5.41
February           4.57      4.84           5.26 5.47
March              4.59      4.70           5.11 5.34
April              4.85      4.97           5.32 5.49
May                4.75      4.97           5.21 5.34
June               4.87      5.04           5.28 5.35
July               4.94      5.13           5.42 5.47
August             4.91      5.25           5.62 5.67
September          4.91      5.03           4.78 4.95

Source:  BANK OF CANADA.

_________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE UNITED MEXICAN STATES
_________________________________________________________________

Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 91.1 million, as reported by the National Institute of Statistics, Geography and Informatics in 1995.

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1995 of
16.4 million, 3.3 million and 2.9 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the population growth rate to a projected 1.6% in 1997.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 176 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and until the 1997 Congressional elections held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new
President of Mexico for a six-year term beginning on December 1,


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

1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on
July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. In the Senate, the PRI retained its overall majority but lost the two-thirds majority important in constitutional amendments. The PRI also failed to win the election for mayor of Mexico City. More than 40% of Mexico's population is now governed by an opposition party at the state or municipal level. The next general elections are due in 2000 (congressional and presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous


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

peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996, but further negotiations between the government and the insurgents were unsuccessful.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         On December 22, 1997, a violent incident occurred in the municipality of Chenalho, Chiapas that resulted in the death of 45 civilians, mostly women and children. This incident has strengthened the resolve of the government to negotiate peace in Chiapas and toward that end the government has adopted a new peace plan. The goals of the new peace plan include
(a) reinitiating an intense dialogue among the federal and state governments, political parties and insurgent groups,
(b) formulating a legal framework that respects Mexico's multicultural heritage and includes the indigenous population in the social and economic development of Mexico, (c) achieving the disarmament of all non-governmental groups, (d) continuing the investigation of the Chenalho incident, and (e) restructuring the Chiapas state police. It is unclear whether the government's new peace plan will achieve its desired effect. On October 4, 1998 there were elections in the State of Chiapas that, unlike recent elections, were without violence and were relatively free of controversy.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high Government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified


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

by the President of the United States as an ally there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On January 17, 1995, the major political parties of Mexico entered into a new accord to further the opening of the political process in Mexico. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which has been part of the executive branch, will become part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of


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

autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange
Commission charged with determining the nation's exchange rate policies.

   Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico began trade negotiations in July 1998 with the European Union for a trade agreement. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."


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

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         RECENT DEVELOPMENTS. Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative


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

to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of


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

which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, all of Mexico's obligations under the agreements were extinguished.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding Tesobono balance was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 29, 1995, the Government announced the establishment of a new accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para la Recuperacion Economica (Alliance for Economic Recovery or "ARE"). The chief objectives of the ARE, which was replaced by the ACE (as defined below), were to stimulate economic recovery and job creation, and to strengthen the basis for gradual and sustainable economic growth.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary



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

discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the Government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the Government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the Government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports (including in-bond industries) decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports (including in-bond industries) in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In the first two quarters of 1998 Mexico registered a $2.89 billion deficit in its trade balance. During 1996 and 1997, Mexico's current account balance registered a deficit of $1.923 billion


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

and $7.450 billion, respectively, as compared with a deficit of $1.576 billion in 1995.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1997, Mexico's international reserves amounted to $28,000 million, as compared to $17,509 million at December 31, 1996, $15,741 million at December 31, 1995, $6,148 million at December 31, 1994 and $24,538 million at December 31, 1993.

         During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.2% for 1996 and 7.0% for 1997. During the first six months of 1998, real GDP grew 5.4% over the same period in 1997. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1997, and the first nine months of 1998.













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

                   Free Market Rate    Controlled Rate
                   ________________    _______________

                   End of              End of
                   Period    Average   Period    Average
                   ______    ________  _______   _______

1981. . . . . . .     26        24        --       --
1982. . . . . . .    148        57        96        57
1983. . . . . . .    161       150       143       120
1984. . . . . . .    210       185       192       167
1985. . . . . . .    447       310       371       256
1986. . . . . . .    915       637       923       611
1987. . . . . . .  2.209     1.378     2.198     1.366
1988. . . . . . .  2.281     2.273     2.257     2.250
1989. . . . . . .  2.681     2.483     2.637     2.453
1990. . . . . . .  2.943     2.838     2.939     2.807
1991. . . . . . .  3.075     3.016     3.065*    3.007*
1992. . . . . . .  3.119     3.094       --        --
1993. . . . . . .  3.192     3.155       --        --
1994. . . . . . .  5.325     3.222       --        --
1995. . . . . . .  7.643     6.419       --   --
1996. . . . . . .  7.851     7.598       --   --
1997. . . . . . .  8.083     7.918       --   --
1998
  January . . . .  8.360     8.179
  February. . . .  8.583     8.493
  March . . . . .  8.517     8.569
  April . . . . .  8.482     8.500
  May . . . . . .  8.880     8.561
  June. . . . . .  9.041     8.895
  July. . . . . .  8.918     8.904
  August. . . . .  9.990     9.371
  September . . .  10.200    10.219

* Through November 10, 1991.

Source:  Banco de Mexico; Federal Reserve Statistical
Releases.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in


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

public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. Under the later of these two accords, tax benefits were proposed for workers receiving salaries not exceeding twice the minimum wage and asset taxes to be reduced to 1.8%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well a decline in real wages for much of the population during 1995. Inflation during 1995, 1996 and 1997 (as measured by the increase in the National Consumer Price Index), was 52.0%, 27.7% and 15.7%, respectively.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1981 through 1997, and the 1st quarter of 1998.


















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

                                            Annual
                                            Increases in
                                            National Consumer
                                            Price Index
                                            _________________

    1981...................................  28.7%
    1982...................................  98.9
    1983...................................  80.8
    1984...................................  59.2
    1985...................................  63.7
    1986................................... 105.7
    1987................................... 159.2
    1988...................................  51.7
    1989...................................  19.7
    1990...................................  29.9
    1991...................................  18.8
    1992...................................  11.9
    1993...................................   8.0
    1994...................................   7.1
    1995...................................  52.0
    1996...................................  27.7
    1997...................................  15.7
    1998
      1st Quarter.........................    5.2

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1990 through 1997, and annualized GDP for the first and second quarters of 1998, at current and constant prices.





















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

               Gross Domestic   Gross Domestic
               Product at       Product at        Change from
               Current          Constant 1993     Prior Year at
               Prices           Prices (1)        Constant Prices
               ________________ _______________   _______________

               (millions of Mexican New Pesos)    (percentage)


1991. . . .      949,148        1,189,017          4.2
1992. . . .    1,125,334        1,232,162          3.6
1993. . . .    1,256,196        1,256,196          2.0
1994. . . .    1,423,364        1,312,200          4.5
1995. . . .    1,840,431        1,230,608         (6.2)
1996 . .       2,508,147        1,294,152          5.2
1997(2). .     3,187,441        1,384,800          7.0
1998(2)
  1st quarter  3,588,380        1,423,600          6.6
  2nd quarter  3,719,416                          4.3

(1) Constant peso with purchasing power at December 31, 1993, expressed in new pesos.
(2) Preliminary.

Source: Banco de Mexico; Mexico's National Statistics, Geography and Informatics Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below. The government announced plans in late 1997 to issue medium-term CETES for the first time in 1998.


















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

                   Average CETES and Interest Rates
                  _________________________________

                        28-Day   91-Day
                        CETES    CETES    CPP    TIIP     TIIE
                        _____    _____    _____  _____    _____

1990:
    Jan.-June           41.2     40.7     43.2%  _____    _____
    July-Dec.           28.3     29.4     31.0   _____    _____
1991:
    Jan.-June           21.2     21.7     24.3   _____    _____
    July-Dec.           17.3     18.0     20.8   _____    _____
1992:
    Jan.-June           13.8     13.8     16.9   _____    _____
    July-Dec.           17.4     18.0     20.7   _____    _____
1993:
    Jan.-June           16.4     17.3     20.9   20.4(1)  _____
    July-Dec.           13.5     13.6     16.2   16.1     _____
1994:
    Jan.-June           13.0     13.5     14.2   15.3     _____
    July-Dec.           15.2     15.7     16.8   20.4     _____
1995:
    Jan.-June           55.0     54.3     49.6   63.6     71.2(2)
    July-Dec.           41.9     42.2     40.7   44.5     44.5
1996:
    Jan.-June           35.4     37.2     34.5   37.3     37.2
    July-Dec.           27.4     28.6     26.9   30.2     30.1
1997:
    Jan.-June           20.8     22.2     20.8   23.2     23.2
    July-Dec.           18.8     20.3     17.4   20.5     20.6
1998:
    January             18.0     19.4     17.0   19.5     19.7
    February            18.7     19.6     17.0   20.6     20.5
    March               19.9     20.8     17.4   21.7     21.7
    April               19.0     19.5     17.7   20.4     20.6
    May                 17.9     18.9     16.9   20.2     19.9
    June                19.5     21.0     17.2   21.1     21.5
    July                20.1     21.8     17.8   21.7     21.9

(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.









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

________________________________________________________________

     ADDITIONAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
________________________________________________________________

Territory and Population

         The Republic of Argentina ("Argentina") is the second largest country in Latin America, occupying a territory of 2.8 million square kilometers (1.1 million square miles) (3.8 million square kilometers (1.5 million square miles) if territorial claims in the Antarctic and certain South Atlantic islands are included). It is located at the extreme south of the South American continent, bordered by Chile, Bolivia, Paraguay, Brazil, Uruguay and the South Atlantic Ocean. Argentina consists of 23 provinces and the federal capital of Buenos Aires. In 1991, the year of the last Census, it had a population of approximately
34.6 million.

         The most densely inhabited areas and the traditional agricultural wealth are on the wide temperate belt that stretches across central Argentina. About one-third of the population lives in the greater Buenos Aires area. Six other urban centers, Cordoba, Rosario, Mendoza, San Miguel de Tucuman, Mar del Plata and La Plata, have a population of over 500,000 each. Approximately 79% of the country's population is urban. During the period 1980-1990, Argentina's population grew at a 1.4% average annual rate. In the 1990-1995 period, Argentina's population grew at a 1.2% average annual rate.

Government

         The current Argentine federal constitution (the "Constitution"), was promulgated on August 24, 1994 and became effective immediately. The Constitution retains the basic principles of the Constitution first established in 1853. The Constitution provides for a tripartite system of government: an executive branch headed by a president; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court of Justice (the "Supreme Court") is the highest body of authority. The President is directly elected by the voters and may serve for a maximum of two consecutive four-year terms. The next election for the Presidency is due by October 1999. The President directs the general administration of the country and has the power to veto laws in whole or in part, although Congress may override a veto by a two-thirds vote.

         The Congress is made up of the Senate and the Chamber of Deputies. The 72-member Senate consists of three Senators for each province and the federal capital of Buenos Aires. Senators are elected for six-year terms, and serve in staggered terms so


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

that one-third of the Senate's seats are subject to elections every two years. The Chamber of Deputies consists of 257 seats which are allocated according to each province's population. Representatives are elected for four-year staggered terms so that one-half of the Chamber is subject to elections every two years.

         The judicial system comprises federal and provincial trial courts, courts of appeal and supreme courts. The supreme judicial power of the Republic is vested in the Supreme Court, which has nine members who are appointed for life by the President (subject to ratification by the Senate). In addition, in 1994 Argentina's two largest political parties entered into an agreement whereby future Supreme Court justices will be selected from a list of nominees mutually agreed upon by both parties.

         Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

Politics

         The two largest political parties in Argentina are the Partido Justicialista or Peronist Party ("PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical or Radical Civic Union ("UCR"), founded in 1890. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Smaller parties occupy varied political positions on both sides of the political spectrum and some are active only in certain provinces. Following the October 26, 1997 Congressional elections, the PJ held 119 seats and the UCR and others held 138 seats in the Chamber of Deputies.

         Since the 1930's, Argentina's political parties have had difficulty in resolving the inter-group conflicts that arose out of the Great Depression, the deepening social divisions that occurred under the Peron Government and the economic stagnation of the past several decades. As a result, the military intervened in the political process on several occasions and ruled the country for 22 of the past 68 years. Poor economic management by the military and the loss of a brief war with the United Kingdom over the Malvinas (Falkland) Islands led in 1983 to the end of the most recent military government, which had ruled the country since 1976.

         Four military uprisings have occurred since 1983, the most recent in December 1990. The uprisings, which were led by a small group of officers, failed due to a lack of support from the public and the military as a whole.

         Since 1983, Argentina has had two successive elected civilian Presidents. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. The current president, Carlos Menem, won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis.

         President Menem, the leader of the PJ, was first elected with the backing of organized labor and business interests that traditionally supported a closed economy and a large public sector. Shortly after taking office, however, President Menem adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition. President Menem won reelection in May 1995, but his popularity has eroded recently as the government has faced allegations of corruption and criticism from both the ruling and opposition parties concerning its economic policies. In the October 26, 1997 Congressional elections, the PJ lost 12 seats in the lower house, leaving it with 119 of the 257 seats, far short of its pre-election majority. Although President Menem had planned to seek a third term (which would have required a constitutional amendment), in July 1998 he announced that he would not do so, thus sparing Argentina from political turmoil as it approaches the 1999 elections.

         Argentina has diplomatic relations with more than 135 countries. It is a charter member of the United Nations and a founding member of the Organization of American States. It is also a member of the IMF and the World Bank. Argentina became a member of the WTO on January 1, 1995 (the date on which the WTO superseded GATT).

Monetary and Banking System

         The central bank of Argentina is the Banco Central de la Republica Argentina ("Central Bank of Argentina"). Its primary functions include the administration of the financial sector, note issue, credit control and regulation of foreign exchange markets. The currency unit of Argentina is the Peso. Under the Government's medium-term program with the IMF, the Government has agreed to maintain the present fixed exchange rate of one peso
per dollar.   Due to the ease of convertibility between the peso
and the dollar as a result of the Government's exchange rate policies, changes in U.S. interest rates constitute a significant factor in determining peso-dollar capital flows.





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

Economic Information Regarding Argentina

         The Argentina economy has many strengths including a well balanced natural resource base and a high literacy rate. Since World War II, however, it has had a record of erratic growth, declining investment rates and rapid inflation. Since the implementation of the current reform program in March 1991, significant progress has been made in reducing inflation and increasing real GDP growth. Although the GDP declined by 4.4% in 1995, it has increased every year since then - 4.8% in 1996, an estimated 8.4% in 1997, and an estimated 6.9% in the first quarter of 1998 compared to the first quarter of 1997. The basis for Argentina's recent economic growth has been an increase in investment and exports.

         DEREGULATION OF THE ECONOMY AND PRIVATIZATIONS. Deregulation of the domestic economy, liberalization of trade and reforms of investment regulations are prominent features of Argentina's structural adjustment program. In order to achieve the free functioning of markets, the Government has undertaken an extensive program for the removal of economic restrictions and regulations and the promotion of competition.

         In 1989 and 1990, steps were taken to remove various regulations that restricted both international trade and domestic commerce. Restrictions were removed in order to allow the private sector to provide certain public services, such as telephone, electricity and natural gas, subject to governmental regulation.

         On October 31, 1991, the Argentine government promulgated its principal deregulation legislation which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed commissions on the stock exchanges.

         In addition, Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In late 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time and to organize their companies and make use of domestic credit under the same rights and under the same conditions as local firms. The process of deregulation and liberalization is continuing through the privatization process, the proposed reform of the social security system, regional integration and further labor law reforms.

         In 1989, the State Reform Law declared certain enterprises eligible for privatization. In addition to increasing the efficiency of services provided by public sector enterprises, the privatizations have also served to reduce outstanding debt (by applying cash proceeds and through the selective use of debt- to-equity conversions), increase reserves and increase tax revenues from the new owners of the enterprises. The privatization program has also served as an important conduit for direct foreign investment into Argentina attracting interested investors from Asia, Europe, North America and Latin America. The Government completed 32 major privatizations in 1993, 11 in 1994 and 3 in 1995. On March 13, 1995 the Government announced a new fiscal package, which included, among other measures, an acceleration in the sale of assets and the privatization of several additional companies. In July 1997, the postal service was privatized and on February 11, 1998, the Government officially unveiled a decree awarding the management of 33 of Argentina's airports to a private consortium, bringing to more than $30 billion the amount of assets sold since the privatization program began. Efforts to privatize the Yacireta hydroelectric dam and the national mortgage bank are ongoing.

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Argentine Peso, information concerning inflation rates, historical information concerning the Argentine GDP and information concerning interest rates on certain Argentine Government Securities. Historical statistical information is not necessarily indicative of future developments.

         CURRENCY EXCHANGE RATES. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign transactions.
Since the institution of the Convertibility Law on April 1, 1991, the Argentine currency has been tied to the U.S. Dollar. Under the Convertibility Law, the Central Bank of Argentina must maintain a reserve in foreign currencies, gold and certain public bonds denominated in foreign currencies equal to the amount of outstanding Argentine currency and is obliged to sell dollars to any person who so requires at a rate of one peso to one dollar. From April 1, 1991 through the end of 1991, the exchange rate was approximately 10,000 Australes (the predecessor to the Argentine
Peso) per U.S. Dollar. On January 1, 1992 the Argentine Peso equal to 10,000 Australes was introduced. Since January 1, 1992, the rate of exchange from Argentine Peso to U.S. Dollar has been approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time which may be wider or more confined than recorded previously over a comparable period. Future rates of exchange cannot be predicted, of course, particularly over extended periods of time.

         The following table sets forth, for each year indicated, the nominal exchange rates of Argentine Peso to U.S. Dollar as of the last day of the period indicated.

                                       Free Rate
                                       _____________
    1990 . . . . . . . . . . . .        .5590
    1991 . . . . . . . . . . . .        .9990
    1992 . . . . . . . . . . . .        .9990
    1993 . . . . . . . . . . . .        .9990
    1994 . . . . . . . . . . . .       1.0
    1995 . . . . . . . . . . . .       1.0
    1996 . . . . . . . . . . . .       1.0
    1997 . . . . . . . . . . . .       1.0

Source:  Banco Central de la Republica Argentina.

         WAGES AND PRICES. Prior to the adoption of a new economic plan announced by former Economy Minister Domingo F. Cavallo in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapid inflation. Argentina's high inflation rates and balance of payments imbalances during the period from 1975 to 1990 resulted mainly from a lack of control over fiscal policy and the money supply. Large subsidies to state-owned enterprises and an inefficient tax collection system led to large persistent public-sector deficits which were financed in large part through increases in the money supply and external financings. High inflation combined with the lag between the accrual and receipt of taxes reduced real tax revenues and increased the size of the deficit, further fueling the inflationary cycle. Inflation accelerated on several occasions and turned into hyperinflation in 1989 and the end of 1990, with prices rising at an annual rate of 1,000% or more.

         During the 1980's and in 1990, the Argentine government instituted several economic plans to stabilize the economy and foster real growth, all of which failed after achieving initial success mainly because the government was unable to sustain reductions in the public deficit. The government's initial stabilization efforts included a devaluation of the Austral, a fixed exchange rate, wage and price controls and a sharp rise in public utility rates.

         The government's efforts proved inadequate, however, and foreign exchange markets declined sharply in anticipation of a new bout of hyperinflation. The government adopted a new set of


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

stabilization measures in December 1989 which abandoned attempts to control wages, prices and the exchange rate and sought to restrain the public deficit which was believed to be the principal cause of Argentina's chronic inflation. The new stabilization plan (called the Bonex Plan) featured, among other things, tax reforms, a tighter rein on public enterprises and restrictions on lending activities of the public sector banks (which had been financing provincial government deficits through loans which were in turn financed with discounts from the Central
Bank), government personnel cuts and a reliance on cash income generated by privatizations to reduce the public sector deficit. The plan also eliminated all restrictions on foreign exchange transactions. In addition, the plan froze fixed-rate short-term bank deposits pursuant to which holders of 7- to 30-day deposits were permitted to withdraw no more than the equivalent of approximately U.S. $1,000 from their accounts, and the balance was made payable only in 10-year U.S. Dollar denominated government bonds (Bonex 89). The plan also provided for the compulsory exchange of certain domestic currency denominated bonds for Bonex 89.

         The stabilization effort succeeded in ending temporarily the period of hyperinflation, but not in ending the Argentine economy's susceptibility to inflation. In late 1990, a deterioration in the finances of the social security system and provincial governments led to an expansion of Central Bank credit. The Central Bank loaned funds to the social security system to allow it to meet year-end payments and also funded provincial banks suffering deposit runs. The provincial banks continued to lend to finance provincial government deficits. The credit expansion led to downward market pressure on the Austral, and a resurgence of price inflation. Between December 1989 and December 1990, the CPI rose 1,343.9%, which was significantly less than the 4,923.6% increase in 1989, but was still an unacceptably high inflation rate. The government responded by installing a new economic team headed by Economy Minister Cavallo, which acted to reduce the public sector deficit by increasing public utility rates and taxes and by developing a new stabilization program.

         The Argentine government's current stabilization program is built around the plan announced by Economy Minister Cavallo on March 20, 1991 (the "Convertibility Plan", as amended and supplemented), and approved by Congress through passage of the Convertibility Law. The Convertibility Plan has sought to reduce inflation and restore economic stability through reforms relating to the tax system, privatizations and the opening of the economy that are intended to address underlying structural problems that had distorted fiscal and monetary policy.

         The Convertibility Plan is centered on the two following fundamental principles:

         (1) Full international reserve backing for the monetary base. The monetary base (consisting of currency in circulation and peso deposits of financial entities with the Central Bank) is not to exceed the Central Bank's gross international assets as a fixed rate of one Argentine Peso per U.S. Dollar. This effectively means that the money supply can be increased only when backed by increases in the level of international reserves, and not whenever the public sector deficit or the financial sector needs to be financed. Gross international assets include the Central Bank's holdings of gold, foreign exchange (including short-term investments), U.S. Dollar denominated Argentine government bonds (in an amount not to exceed 30% of total assets) and its net Asociacion Latinoamericana de Integraction ("ALADI") claims (except overdue claims) all freely available and valued at market prices. Under this arrangement, in which the Argentine Peso is fully convertible into the U.S. Dollar, no increase in the domestic monetary base can occur without an equivalent increase in gross international assets at the one Argentine Peso per U.S. Dollar rate; and

         (2) the elimination of the fiscal deficit and the achievement of a surplus in the primary balance to provide funds for the government to service its debt and thereby eliminate the need for further borrowings.

         The IMF has supported the implementation of the Convertibility Plan and designed a financial program for the Argentine public sector. In the event of any noncompliance with the program, Argentina is required to consult in the first instance with the IMF in order to obtain a waiver and, if required, revise the program to remedy the situation. In the second half of 1994, the Government decided to seek private financing rather than utilize its EFF allotment for that period. After the onset of the Mexican currency crisis, however, the Government determined that it was necessary to seek further funding through the EFF program, including drawing down on its unused quota for the later part of 1994. Negotiations with the IMF led to approval in April 1995 of economic performance waivers for the last two quarters of 1994, an extension of the EFF credit for a fourth year through March 30, 1996, and an increase in the amount of the EFF credit by the equivalent of approximately US $2.4 billion to a total of approximately US$6.3 billion. On February 4, 1998, the IMF, citing Argentina's strong macroeconomic performance in 1997, announced its approval of a new three-year EFF credit for Argentina in the amount of approximately US$2.8 billion to support the government's medium-term economic reform program for 1998-2000.

         Argentina, like other Latin American countries, has been impacted by the recent financial instability in Asia. In October 1998, Argentina negotiated a $5.7 billion aid package with the World Bank and the Inter-American Development Bank to assist the government in meeting its financing requirements through the first quarter of 1999. Argentina is also in negotiations with private international banks.

         The Convertibility Plan has simplified fiscal and market regulations and reallocated state activities to the private sector, thereby reducing state expenditures, increasing the amount of federal revenues and at the same time encouraging domestic private sector initiative and foreign investment. Since the Convertibility Plan was introduced in March 1991, inflation as measured by the consumer price index declined from a 27.0% monthly rate in February 1991 to a 0.3% monthly rate in December 1992 and resulted in a 24.8% annual rate for 1992. Inflation continued to decrease in 1993 (to 10.6%), in 1994 (to 4.2%), in 1995 (to 3.4%), in 1996 (to 0.2%) and in 1997 (to 0.5%).

         The dismissal of Economy Minister Cavallo by President
Menem in July 1996 has had no effect on the economic priorities of the government. There is no assurance, however, that in the future, the Convertibility Plan will not be modified or abandoned.

         CONSUMER PRICE INDEX. The following table sets forth for each year indicated the change in Argentine Consumer Prices for the twelve months ended December 31, 1989-97.

                            INFLATION

                                            Consumer Prices,
                                            Increase Over
                                            Previous Period
                                            ----------------

1989.......................................      4,923.6
1990.......................................      1,343.9
1991.......................................         84.1
1992.......................................         24.8
1993.......................................         10.6
1994.......................................          4.2
1995(1)....................................          3.4
1996(1)....................................          0.2
1997.......................................          0.5

         (1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (IPIM). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.

___________________

Source:  Banco Central de la Republica Argentina.

         ARGENTINE GROSS DOMESTIC PRODUCT. The following table sets forth Argentina's GDP for the years 1989 through 1997, and annualized GDP for the first quarter of 1998, at current and constant prices.

                             Gross Domestic
                             Product at        Change from Prior
        Gross                Constant          Year at
        Domestic Product     1986 Prices       Constant Prices
        ________________     _______________   _______________

        (millions of Argentine Pesos)          (percent)

1991       180,898                10,270            8.9
1992       226,847                11,159            8.7
1993       257,570                11,832            6.0
1994       281,600                12,710            7.4
1995       279,500                12,150           (4.6)
1996       294,100                12,672            4.3
1997       327,900                  N/A             8.4
1998
  1st Qtr  N/A                      N/A             6.9

_______________

Source: Banco Central de la Republica Argentina.

1996, 1997 and 1998 data are preliminary.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO

         GENERAL. The primary objective of the Global Dollar Government Portfolio is to seek a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. In seeking to achieve these objectives, the Portfolio invests at least 65% of its total assets in fixed-income securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments (Sovereign Debt Obligations). The Portfolio's investments in Sovereign Debt Obligations emphasize obligations of a type customarily referred to as Brady Bonds, that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon obligations issued by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest up to 35% of its total assets in U.S. corporate fixed-income securities and non-U.S. corporate fixed-income securities. The Portfolio limits its investments in Sovereign Debt Obligations, U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar denominated securities.

         The Portfolio may invest up to 30% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela, and the Portfolio will limit investments in the Sovereign Debt Obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Portfolio expects that it will not invest more than 10% of its total assets in the Sovereign Debt Obligations and corporate fixed-income securities of issuers in any other single foreign country. At present, each of the above-named countries is an emerging market country.

         In selecting and allocating assets among countries, the Adviser develops a long-term view of those countries and analyzes sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. In selecting and allocating assets among corporate issuers within a given country, the Adviser considers the relative financial strength of issuers and expects to emphasize investments in securities of issuers that, in the Advisers opinion, are undervalued within each market sector. The Portfolio is not required to invest any specified minimum amount of its total assets in the securities or obligations of issuers located in any particular country.

         Sovereign Debt Obligations held by the Portfolio take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Portfolio generally are not traded on a securities exchange. The U.S. and non-U.S. corporate fixed-income securities held by the Portfolio include debt securities, convertible securities and preferred stocks of corporate issuers.

         Substantially all of the Portfolio's assets are invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current, in the payment of interest or principal. The Portfolio may also invest in investment grade securities. Unrated securities will be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Adviser to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

         INVESTMENT POLICIES

         BRADY BONDS. As noted above, a significant portion of the Portfolio's investment portfolio consists of debt obligations customarily referred to as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. Dollar-denominated, Collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other


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factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady
Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $120 billion have been implemented to date in Argentina, Bolivia, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Brazil, Mexico and Venezuela.

         Most Argentine, Brazilian, Dominican (Republic) and Mexican Brady Bonds and a significant portion of the Venezuelan Brady Bonds issued to date are Collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued Collateralized Brady Bonds. Thus, at the present time Argentina, Bolivia, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Uruguay and Venezuela are the only countries which have issued Collateralized Brady Bonds.

         STRUCTURED SECURITIES. The Portfolio may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (Structured Securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.
Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured
Securities.


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

         Certain issuers of Structured Securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described in the Prospectus under "Investment in Other Investment Companies."

         LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in fixed and floating rate loans (Loans) arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions (Lenders).
The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans (Participations) and assignments of all or a portion of Loans (Assignments) from third parties. The Portfolio may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Portfolio to be the Issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.
In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lenders insolvency, the Lenders servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only the Lender interpositioned between the Portfolio and the borrower in a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e. Baa or higher by Moody's or BBB or higher by S&P, Duff & Phelps or Fitch).


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

         When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

         U.S. AND NON-U.S. CORPORATE FIXED INCOME SECURITIES. U.S. and non-U.S. corporate fixed-income securities include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they may provide attractive returns with somewhat less risk. The Portfolio expects to invest in investment grade securities (i.e. securities rated Baa or better by Moody's or BBB or better by S&P, Duff & Phelps or Fitch) and in high yield, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch) and in unrated securities of comparable credit quality. Unrated securities are considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's investment objectives and policies. See "Certain Risk Considerations" for a discussion of


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

the risks associated with the Portfolio's investments in U.S. and non-U.S. corporate fixed-income securities.

         INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interests payments that the Portfolio contractually is entitled to receive. The Portfolio may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "-- Other Investment Policies and Techniques -- Interest Rate Transactions".

         FORWARD COMMITMENTS. The Portfolio may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued trade).

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio may also write call options for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the


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

Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Fund -- Additional Investment Policies and Practices -- Illiquid Securities in the Fund's Prospectus".

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Warrants. The Portfolio may invest in warrants, which are option securities permitting their holder to subscribe for other securities. The Portfolio may invest in warrants for debt securities or warrants for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the securities that they entitle their holder to purchase, and they do not


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

represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Portfolio does not intend to retain in its investment portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Portfolio does not intend to retain in its investment portfolio any warrant for equity securities acquired as a unit with a debt instrument, if the warrant begins to trade separately from the related debt instrument.

         REPURCHASE AGREEMENTS. For information regarding repurchase agreements, see "Other Investment Policies -
Repurchase Agreements," below.

         ILLIQUID SECURITIES. The fund has adopted the following investment policy which may be changed by the vote of the Board of Directors.

         The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale.

         For additional information regarding illiquid securities, see "Other Investment Policies -- Illiquid
Securities," below.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in other investment companies whose investment objectives and policies are consistent with those of the Portfolio. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its assets in securities of other investment companies. In addition, under the 1940 Act, the Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the Portfolio's total assets may be invested in the securities of any investment company. If the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).




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

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The portfolio turnover rates of securities of the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1997 were 155% and 214%, respectively. Management anticipates that the annual turnover in the Fund will not be in excess of 500%.
An annual turnover rate of 500% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced five times in a period of one year. Such high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "Portfolio Transactions."

CERTAIN RISK CONSIDERATIONS

         RISKS OF FOREIGN INVESTMENTS. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available abut certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio invests and could adversely affect the Portfolio's assets should these conditions or events recur.




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

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Portfolio focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the portfolio to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Portfolio.

         Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Adviser generally considers the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

         SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purpose of valuing its portfolio. Market


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

quotations are generally available on many Sovereign Debt
Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         By investing in Sovereign Debt Obligations, the Portfolio is exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects the governments ability to honor its obligations.

         Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the worlds largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past.


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

Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuers balance of payments, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

         The Portfolio is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Portfolio's investment objectives. The Portfolio may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         U.S. CORPORATE FIXED INCOME SECURITIES. The U.S. corporate fixed-income securities in which the Portfolio invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructuring may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. The Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

         INVESTMENT RESTRICTIONS. The following restrictions, which are applicable to the Global Dollar Government Portfolio, supplement those set forth above and in the Prospectus, and may not be changed without Shareholder Approval, as defined under the caption "General Information", below.

         The Portfolio may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Invest in companies for the purpose of exercising control;

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it


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

owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         4. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Portfolio may invest; (ii) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

UTILITY INCOME PORTFOLIO

         GENERAL. The objective of the Utility Income Portfolio is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio may invest in securities of both United States and foreign issuers, although no more than 15% of the Portfolio's total assets will be invested in issuers of any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or
(ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in securities of companies in the utilities industry. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a


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consolidated basis, is derived from the utilities industry.  At least 65% of the Portfolio's total assets are to be invested in income-producing securities.

         The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. Many of these companies have established a reputation for paying regular quarterly dividends and for increasing their common stock dividends over time. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

         The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Advisers evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

         INVESTMENT POLICIES

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend


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yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Prospectus.

         RIGHTS OR WARRANTS. The Portfolio may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's investment portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         U.S. GOVERNMENT SECURITIES. For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see Appendix A.

         OPTIONS. For additional information on the use, risks and costs of options, see Appendix C.



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

         OPTIONS ON SECURITIES INDICES. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. For a discussion regarding futures contracts and options on futures contracts, see "North American Government Income Portfolio -- Futures Contracts" and "Options on Futures Contracts", above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may purchase or sell forward foreign currency exchange contracts (forward contracts). For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio" -- "Forward Foreign Currency Exchange Contracts," above.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Other Investment Policies --
Repurchase Agreements," below.




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

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy on behalf of the Portfolio which may be changed by the vote of the Board of Directors. The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale. See "Other Investment Policies -- Illiquid Securities", below, for a more detailed discussion of the Portfolio's investment policy on restricted securities and securities with legal or contractual restrictions on resale.

         INVESTMENT IN CLOSED-END INVESTMENT COMPANIES. The Portfolio may invest in closed-end companies whose investment objectives and policies are consistent with those of the Portfolio. The Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Portfolio may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Portfolio acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         PORTFOLIO TURNOVER. The Portfolio may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Portfolio's annual turnover rate will not exceed 200%. The Portfolio turnover rates of the securities of the Portfolio for the fiscal years ended December 31, 1996 and December 31, 1997 were 75% and 30%, respectively. An annual turnover rate of 200% occurs, for example, when all of the securities in the Portfolio's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Portfolio and its shareholders.

         CERTAIN RISK CONSIDERATIONS

         UTILITY COMPANY RISKS. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally


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

reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public


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

utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         INVESTMENTS IN LOWER-RATED FIXED-INCOME SECURITIES. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities are also considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

         In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.


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

         INVESTMENT RESTRICTIONS. The following restrictions which are applicable to the Utility Income Portfolio, supplement those set forth above and in the Prospectus, may not be changed without Shareholder Approval, as defined under the caption "General Information," below. The Portfolio may not:

         (1) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (2) Participate on a joint or joint and several basis in any securities trading account;

         (3) Invest in companies for the purpose of exercising control;

         (4) Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         (6)(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.





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

CONSERVATIVE INVESTORS PORTFOLIO
GROWTH INVESTORS PORTFOLIO
GROWTH PORTFOLIO

         For a general description of the Portfolio's investment policies, see the Fund's Prospectus.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the sellers bankruptcy or otherwise. In such event, the Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Portfolios may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security (b) possible reduced levels of income and lack of access to income during this period and (c) possible inability to enforce rights. The Portfolios have established standards for the creditworthiness of parties with which they may enter into repurchase agreements, and those standards, as modified from time to time, will be implemented and monitored by the Adviser.

         NON-PUBLICLY TRADED SECURITIES. Each of the Portfolios may invest in securities which are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). The sale of these securities is usually restricted under Federal securities laws, and market quotations may not be readily available. As a result, a Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Portfolio's total assets


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

(excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in illiquid securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Fund's Board of Directors.
Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities and, in reaching liquidity decisions, will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         FOREIGN SECURITIES. Each of the Portfolios, may invest without limit in securities of foreign issuers which are not publicly traded in the United States, although each of these Portfolios generally will not invest more than 15% of its total assets (30% in the case of the Growth Investors Portfolio) in such securities. Investment in foreign issuers or securities principally outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

         DESCRIPTION OF CERTAIN MONEY MARKET SECURITIES
         IN WHICH THE PORTFOLIOS MAY INVEST

         CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND BANK TIME DEPOSITS. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The


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

certificate usually can be traded in the secondary market prior to maturity.

         Bankers acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

         VARIABLE NOTES. Variable amounts master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, the Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a


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

Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Duff & Phelps or Fitch

         A description of Moody's, S&Ps, Duff & Phelps and Fitch short-term note ratings is included as Appendix A to the Prospectus.

         ASSET-BACKED SECURITIES. The Conservative Investors Portfolio and the Growth Investors Portfolio may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobiles Receivables or CARS) and unsecured (such as Credit Care Receivables Securities or CARDS).

         The staff of the Commission is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore they generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

         LENDING OF SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days notice. During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities



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

loans, it is not intended that the value of the securities loaned would exceed 25% of the value of a Portfolio's total assets.

         FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis.
Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities in this manner (i.e., on a forward commitment, when-issued or delayed delivery basis), it does not pay for the securities until they are received, and a Portfolio is required to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other liquid high-grade debt obligations in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and when-issued or-delayed delivery commitments.

         A Portfolio enters into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

         Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the provisions of policies of the Commission, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).


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         OPTIONS.  As noted in the Prospectuses, each of the
Portfolios may write call and put options and may purchase call and put options on securities. Each Portfolio intends to write only covered options. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the Custodian). In the case of call options on U.S. Treasury Bills, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Portfolio is considered covered with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction permits the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Portfolio, provided that another option on such security is not written. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in


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

the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio

         A Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.




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

         Each of the Portfolios may also write combinations of put and call options on the same security, known as straddles, with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.
Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         Each of the above Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.


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

         OPTIONS ON SECURITIES INDEXES. Each of the Portfolios may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Portfolio is obligated as the writer of the call, the Portfolio holds in its portfolio securities the price changes of which are, in the option of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

         A Portfolio may also purchase put options on securities indexes to hedge its investments against a decline in value. By purchasing a put option on a securities index, a Portfolio seeks to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

         The purchase of call options on securities indexes may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio also bears the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES AND RELATED OPTIONS. Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may enter into interest rate futures contracts. In addition, each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio may enter into stock futures contracts, and each of these Portfolios may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as



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

Futures Contracts.) Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out. Each of the Conservative Investors Portfolio, the Growth Investors Portfolio and the Growth Portfolio generally intends to purchase such securities upon termination of the futures position, but under unusual market conditions a long futures position may be terminated without a related purchase of securities.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became


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

available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of the Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, these Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio sustains losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Portfolios may also engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such cross hedging is subject to the same risk as those described above with respect to an unanticipated increase



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

or decline in the value of the subject currency relative to the dollar.

         Each of the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on
interest rate futures contracts.   In addition, each of the
Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on stock index futures contracts. The Growth Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on securities index futures contracts and options on foreign currency futures contracts are collectively referred to as Options on Futures Contracts.)

         The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolios may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a


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

Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios and the Growth Investors Portfolio may enter into forward foreign currency exchange contracts (Forward Contracts) to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolios intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed-income security denominated in a foreign currency. The Portfolios may engage in currency cross hedging when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

         If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolios do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such contracts by entering into offsetting transactions, which will serve to fix a Portfolio's profit or


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

loss based upon the value of the Contracts at the time the offsetting transaction is executed.

         Each Portfolio has established procedures consistent with Commission policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Portfolio will segregate liquid assets in an amount least equal to the Portfolio's obligations under any Forward Contract.

         OPTIONS ON FOREIGN CURRENCIES. Each of the Portfolios may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, these Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, these Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Each of the Portfolios may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the


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

relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         RISK FACTORS IN OPTIONS FUTURES AND FORWARD
TRANSACTIONS. The Portfolio's abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies-depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's portfolios or securities the Portfolios intend to purchase. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Portfolios bear the risk that the price of the portfolio securities being hedged will not move by the same amount or in the same direction as the underlying index or obligation.

         For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio will experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.




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

         The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on foreign currencies, options on stock indexes and Options on Futures Contracts, the Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.

         If a Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in such securities, the Portfolio faces the risk that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

         In writing a call option on a security, foreign currency, index or futures contract, a Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Portfolio writes a call option on a stock index, the securities used as cover may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Portfolio's portfolio securities.

         The writing of options on securities, options on stock indexes or Options on Futures Contracts constitutes only a


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

partial hedge against fluctuations in the value of a Portfolio's portfolio. When a Portfolio writes an option, it will receive premium income in return for the holders purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

         When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

         In the event of the occurrence of any of the foregoing adverse market events, a Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

         With respect to the writing of straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Portfolios enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin


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requirements.  Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability to effectively hedge their portfolios, and could result in trading losses.

         The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by daily price fluctuation limits, established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

         The trading of Futures Contracts and options (including Options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         The staff of the Commission had taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (primary dealers). In connection with these special arrangements, the Fund will establish standards for the creditworthiness of the primary dealers with which it may enter into over-the-counter option contracts and those standards, as modified from time to time, will be implemented and monitored by the Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the


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option, plus the amount, if any, by which the option is in-the-
money. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Under such circumstances the Portfolio will treat as illiquid the securities used as cover for over-the-counter options it has written only to the extent described in the Prospectuses. Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Portfolio might pay more to repurchase the option contract than the Portfolio would pay to close out a similar exchange-traded option.

         Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Portfolio's purchase or sell Futures Contracts and Options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Portfolio or decreases in the prices of securities the Portfolio intends to acquire. When a Portfolio writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

         The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as speculative position limits on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolios.

         The amount of risk a Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the


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option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolios from responding to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United Sates or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

         Unlike transactions entered into by the Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign


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currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.




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

         As discussed below, CFTC regulations require that a Portfolio not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and Options on Futures Contracts already entered into by a Portfolio, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

         While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize Forward Contracts in the manner set forth above could be restricted.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if it determines that foreign governmental restrictions or taxes


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

would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Under applicable regulations of the CFTC, when a Portfolio enters into transactions in Futures Contracts and Options on Futures Contracts other than for bona fide hedging purposes, that Portfolio maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and Options on Futures Contracts that it purchases. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Portfolio's total assets.

         Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Portfolio's total assets. Moreover, a Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

         When a Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's Custodian so that the amount so segregated will at all times equal the value of the Futures
Contract, thereby insuring that the use of such futures is unleveraged.

         ECONOMIC EFFECTS AND LIMITATIONS. Income earned by a Portfolio from its hedging activities is treated as capital gain and, if not offset by net realized capital losses incurred by a Portfolio, is distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of a Portfolio's portfolio securities, that gain, to the extent not offset by losses, is distributed in light of certain tax considerations and constitutes a distribution of that portion of the value preserved against decline.

         No Portfolio will over-hedge, that is, a Portfolio will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus


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or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts

         Each Portfolio's ability to employ the options and futures strategies described above depends on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to use these instruments effectively for the purposes set forth above. In addition, a Portfolio's ability to engage in options and futures transactions may be materially limited by tax considerations.

         The Portfolio's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Portfolios can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Portfolio's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Portfolio's book income may be required in order to meet tax requirements.

         FUTURE DEVELOPMENTS. The above discussion relates to each Portfolio's proposed use of futures contracts, options and options on futures contracts currently available. As noted above, the relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, each Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

         PORTFOLIO TURNOVER. The Adviser manages each Portfolio's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Portfolio for their respective fiscal years ended
December 31, 1996 was 211% for Conservative Investors Portfolio, 160% for Growth Investors Portfolio and 98% for Growth Portfolio. The portfolio turnover rate for each Portfolio for their respective fiscal years ended December 31, 1997 was 209% for Conservative Investors Portfolio, 164% for Growth Investors Portfolio and 62% for Growth Portfolio. A high portfolio turnover rate will involve greater costs to a Portfolio (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income



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rates.  See "Dividends, Distributions and Taxes and Portfolio
Transactions" below.

         INVESTMENT RESTRICTIONS. Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Portfolio set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

         The following is a description of restrictions on the investments to be made by the Portfolios, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio.

         None of the Portfolios will:

         (1) Borrow money in excess of lot of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

         (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (3) Purchase or retain real estate or interests in real estate, although each Portfolio may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

         (4) Make loans to other persons except by the purchase of obligations in which such Portfolio may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

         (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)


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

         It is also a fundamental policy of each Portfolio that it may purchase and sell futures contracts and related options.

         In addition, the following is a description of operating policies which the Fund has adopted on behalf of the Portfolios but which are not fundamental and are subject to change without shareholder approval.

         None of the Portfolios will:

         (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

         (b) Purchase securities on margin, except that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Portfolio may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

         (c) Make short sales of securities or maintain a short position for the account of such Portfolio unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Portfolio will make such short sales with respect to securities having a value in excess of 5% of its total assets.

         (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Portfolio from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

         (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Portfolio; or purchase securities of any issuer if such purchase


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at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Portfolio. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

         (f) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Directors of such Fund and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

         (g) Invest more than 5% of its assets in the securities of any one investment company, own more than 3% of any one investment company's outstanding voting securities or have total holdings of investment company securities in excess of 10% of the value of the Portfolio's assets except that the Growth Portfolio will not purchase securities issued by any other registered investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary brokers commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Portfolio's purchases of securities issued by an open-end investment company will be consistent with the provisions of the 1940 Act.

         (h) Make investments for the purpose of exercising control or management.

         (i) Participate on a joint or joint and several basis in any trading account in securities.

         (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Portfolio may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

         (k) Purchase warrants, if, as a result, a Portfolio would have more than 5% of its total assets invested in warrants or more than 28 of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.




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

         (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Portfolio from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Portfolio's investment objective and policies.

         (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Portfolio's outstanding borrowings (as permitted and described in Restriction
No. 1 above) have been repaid.

         Whenever any investment restriction-states a maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

WORLDWIDE PRIVATIZATION PORTFOLIO

         Worldwide Privatization Portfolio seeks long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below, although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes securities of companies that are believed by the Adviser to be beneficiaries of the privatization process. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

         The Portfolio is designed for individual investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the


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

enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize investments in the equity securities of such enterprises.

         A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In particular, because privatization programs are an important part of a country's economic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in order to secure the issuers successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market positions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for significant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

         The following investment policies and restrictions supplement, and should be read in conjunction with the information set forth in the Prospectus of the Portfolio under the heading Description of the Portfolio. Except as otherwise noted, the Portfolio's investment policies described below are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Portfolio without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         INVESTMENT POLICIES

         DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt


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

securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The Portfolio may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's and BBB by S&P, Duff & Phelps or Fitch, or, if not rated, determined by the Adviser to be of equivalent quality. The Portfolio will not purchase a debt security that, at the time of purchase, is rated below B by Moody's, Duff & Phelps, Fitch and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Special Risk Considerations" below.

         OPTIONS. The Portfolio may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Portfolio will only write covered put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of options.

         If a put option written by the Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. For additional information on the use, risks and costs of options, see Appendix C.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by


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the Adviser, and the Adviser has adopted procedures for
monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Description of the Portfolio -- Additional Investment Policies and Practices -- Illiquid Securities" in the Portfolio's Prospectus.

         FUTURES AND RELATED OPTIONS. For a discussion regarding futures contracts and options on futures contracts, see "North
American Government Income Portfolio -- Futures Contracts and
Options on Futures Contracts," above.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         OPTIONS ON FOREIGN CURRENCIES. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. For a discussion regarding forward foreign currency exchange contracts, see "North American Government Income Portfolio -- Forward
Foreign Currency Exchange Contracts," above.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. For a discussion regarding forward commitments, see "Other Investment Policies -- Forward Commitments," below.

         SECURITIES NOT READILY MARKETABLE. The Portfolio may invest up to 15% of its net assets in illiquid securities which include, among others, securities for which there is no readily available market. The Portfolio may therefore not be able to readily sell such securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities not readily marketable may be lower or higher than the Advisers most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public


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

offering of an issuers securities. To the extent that the Portfolio makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Portfolio to make such investments when the Adviser believes there is a reasonable expectation that the Portfolio would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Portfolio may invest similar to the U.S. Securities Act of 1933 (the 1933 Act) requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934 (the "1934 Act").

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements pertaining to U.S. Government Securities. For additional information regarding repurchase agreements, see "Other Investment Policies -- Repurchase Agreements", below.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 200%. A 200% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced twice within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains. The portfolio turnover rates for the fiscal years ended December 31, 1996 and December 31, 1997 were 47% and 58%, respectively.

SPECIAL RISK CONSIDERATIONS

         Investment in the Portfolio involves the special risk considerations described below.

RISKS OF FOREIGN INVESTMENT

         Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of


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

their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         RISK OF SALE OR CONTROL BY MAJOR STOCKHOLDERS. In the case of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         RECENT MANAGEMENT REORGANIZATION. Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         LOSS OF GOVERNMENT SUPPORT. Prior to privatization, most of the state enterprises in which the Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

         CURRENCY CONSIDERATIONS. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio however,


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

has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         MARKET CHARACTERISTICS. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Portfolio's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


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

The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Portfolio's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the affect of any such factor or factors on the Portfolio's investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio.

         CORPORATE DISCLOSURE STANDARDS. Issues of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities.

         Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         TRANSACTION COSTS. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

         U.S. AND FOREIGN TAXES.  Foreign taxes paid by the
Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that


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

applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

         ECONOMIC POLITICAL AND LEGAL RISKS. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Portfolio's investments in such country. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws. The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Portfolio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

         NON-DIVERSIFIED STATUS. The Portfolio is a non-diversified investment company, which means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify to be taxed as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distribution and Taxes--United States Federal Income Taxes- -General." To so qualify, among other requirements, the Portfolio limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the


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

securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Portfolio, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

         INVESTMENTS IN LOWER-RATED DEBT SECURITIES. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuers capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P, Duff & Phelps and Fitch are judged to have speculative characteristics or to be predominantly speculative with respect to the issuers ability to pay interest and repay principal. Debt securities rated B by Moody's, S&P, Duff & Phelps and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P, Duff & Phelps or Fitch (i.e., rated C by Moody's or CCC and lower by S&P, Duff & Phelps or Fitch) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.


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         Ratings of fixed-income securities by Moody's, S&P, Duff
& Phelps or Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investors standpoint. the rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A in the Prospectus for a description of Moody's, S&P, Duff & Phelps and Fitch bond and commercial paper ratings.

         Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser tries to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Advisers research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser attempts to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisers analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

INVESTMENT RESTRICTIONS

         The following restrictions, which supplement those set forth in the Portfolio's Prospectus, may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. The Portfolio may not:


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         (1)  Make loans except through (i) the purchase of debt
obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (2) Participate on a joint or joint and several basis in any securities trading account;

         (3) Invest in companies for the purpose of exercising control;

         (4) Issue any senior security within the meaning of the Act except that the Portfolio may write put and call options;

         (5) Make short sales of securities or maintain a short position, unless at all times when a short position is open it on an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sales against the box), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Portfolio's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

         (6)(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs;
(iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

TECHNOLOGY PORTFOLIO

General

         The primary investment objective of the Portfolio is to emphasize growth of capital, and investments will be made based upon their potential for capital appreciation. Therefore, current income is incidental to the objective of capital growth.


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However, subject to the limitations referred to under Options below, the Portfolio may seek to earn income through the writing of listed call options. In seeking to achieve its objective, the Portfolio invests primarily in securities of companies which are expected to benefit from technological advances and improvements (i.e., companies which use technology extensively in the development of new or improved products or processes). The Portfolio has at least 80% of its assets invested in the securities of such companies except when the Portfolio assumes a temporary defensive position. There obviously can be no assurance that the Portfolio's investment objective will be achieved, and the nature of the Portfolio's investment objective and policies may involve a somewhat greater degree of risk than would be present in a more conservative investment approach.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, as well as the Portfolio's 80% investment policy described above, may not be changed without shareholder approval.

         The Portfolio expects under normal circumstances to have substantially all of its assets invested in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). When business or financial conditions warrant, the Portfolio may take a defensive position and invest without limit in investment grade debt securities or preferred stocks or hold its assets in cash. The Portfolio at times may also invest in debt securities and preferred stocks offering an opportunity for price appreciation (e.g., convertible debt securities).

         Critical factors which are considered in the selection of securities included the economic and political outlook, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices. Generally speaking, disposal of a security will be based upon factors such as (i) actual or potential deterioration of the issuers earning power which the Portfolio believes may adversely affect the price of its securities, (ii) increases in the price level of the security or of securities generally which the Portfolio believes are not fully warranted by the issuers earning power, and (iii) changes in the relative opportunities offered by various securities.

         Companies in which the Portfolio invests include those whose processes, products or services are anticipated by Alliance
Capital Management L.P., the Portfolio's investment adviser (the


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

Investment Adviser), to be significantly benefited by the utilization or commercial application of scientific discoveries or developments in such fields as, for example, aerospace, aerodynamics, astrophysics, biochemistry, chemistry, communications, computers, conservation, electricity, electronics (including radio, television and other media), energy (including development, production and service activities), geology, health care, mechanical engineering, medicine, metallurgy, nuclear physics, oceanography and plant physiology.

         The Portfolio endeavors to invest in companies where the expected benefits to be derived from the utilization of technology significantly enhances the prospects of the company as a whole (including, in the case of a conglomerate, affiliated companies). The Portfolio's investment objective permits the Portfolio to seek securities having potential for capital appreciation in a variety of industries.

         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.

         INVESTMENT POLICIES

         OPTIONS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. A call option written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash, U.S. Government Securities or other liquid high grade debt obligation held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call


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

written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash in a segregated account with the Fund's Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The writing of call options, therefore, involves a potential loss of opportunity to sell securities at high prices. In exchange for the premium received by it, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options occurs when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees.

         It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such options would not produce an annualized return of at least 15% of the then market value of the securities subject to the option. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts.
Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio are ordinarily sold either on a national securities exchange or through put and call dealers, most, if not all, of which are members of a national securities exchange on which options are traded, and in such case are endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.
The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio which, at the time of sale by the Portfolio, have a remaining term of more than 100 days.




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         OPTIONS ON MARKET INDICES.  Options on securities
indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Through the purchase of listed index options, the Portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's investment portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         RIGHTS AND WARRANTS. The Portfolio may invest up to 10% of its total assets in rights and warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         FOREIGN INVESTMENTS. The Portfolio will not purchase a foreign security if such purchase at the time thereof would cause 10% or more of the value of the Portfolio's total assets to be invested in foreign securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio invests require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuers balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial


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

data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         ILLIQUID SECURITIES. The Portfolio will not maintain more than 15% of its total assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual


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

funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, the Portfolio may from time to time lend its securities to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Portfolio's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including


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

interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Portfolio and the Portfolio has the right, on demand, to call back the loaned securities. The Portfolio may pay fees to arrange the loans. The Portfolio will not lend its securities in excess of 30% of the value of its total assets, nor will the Portfolio lend its securities to any officer, director, employee or affiliate of the Fund or the Adviser.

         PORTFOLIO TURNOVER. The investment activities described above are likely to result in the Portfolio engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Portfolio will have a higher turnover rate than might be expected from investment companies which invest substantially all of their funds on a long-term basis. Correspondingly heavier brokerage commission expenses can be expected to be borne by the Portfolio. Management anticipates that the Portfolio's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced once in a period of one year. The portfolio turnover rates for the fiscal period ended December 31, 1996 and for the fiscal year ended December 31, 1997 were 22% and 46%, respectively.

         Within this basic framework, the policy of the Portfolio is to invest in any company and industry and in any type of security which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Since securities fluctuate in value due to general economic conditions, corporate earnings and many other factors, the shares of the Portfolio will increase or decrease in value accordingly, and there can be no assurance that the Portfolio will achieve its investment goal or be successful.

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         To maintain portfolio diversification and reduce investment risk, as a matter of fundamental policy, the Portfolio may not:

            (i) with respect to 75% of its total assets, have such assets represented by other than:


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

                   (a) cash and cash items, (b) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Portfolio's total assets, and not more than 10% of the outstanding voting securities of such issuer;

           (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 25% of the value of the Portfolio's total assets, or
                   (b) the Portfolio owns more than 25% of the outstanding securities of any one class of securities of such issuer;

          (iii)    concentrate its investments in any one
                   industry, but the Portfolio has reserved the right to invest up to 25% of its total assets in a particular industry;

           (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase at the time thereof would cause 10% or more of the value of the total assets of the Portfolio to be invested in the securities of such issuer or issuers;

            (v) make short sales of securities or maintain a short position or write put options;

           (vi) mortgage, pledge or hypothecate or otherwise encumber its assets, except as may be necessary in connection with permissible borrowings mentioned in investment restriction
                   (xiv) listed below;

          (vii)    purchase the securities of any other
                   investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets;

         (viii) purchase or sell real property (including limited partnership interests but excluding


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

                   readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate) commodities or commodity contracts;

           (ix)    purchase participations or other direct
                   interests in oil, gas, or other mineral
                   exploration or development programs;

            (x) participate on a joint or joint and several basis in any securities trading account;

           (xi)    invest in companies for the purpose of
                   exercising control;

          (xii) purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         (xiii) make loans of its assets to any other person, which shall not be considered as including the purchase of portion of an issue of publicly-distributed debt securities; except that the Portfolio may purchase non-publicly distributed securities subject to the limitations applicable to restricted or not readily marketable securities and except for the lending of portfolio securities as discussed under "Other Investment Policies and Techniques - Loans of Portfolio Securities" in the Prospectus;

          (xiv) borrow money except for the short-term credits from banks referred to in paragraph (xii) above and except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of its total assets at the time any borrowing is made. Money borrowed by the Portfolio will be repaid before the Portfolio makes any additional investments;

           (xv) act as an underwriter of securities of other issuers, except that the Portfolio may acquire restricted or not readily marketable securities under circumstances where, if sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the Portfolio will not invest more than 10% of its net assets in aggregate in


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

                   restricted securities and not readily
                   marketable securities); and

          (xvi) purchase or retain the securities of any issuer if, to the knowledge of the Portfolio's management, those officers and directors of the Portfolio, and those employees of the Investment Adviser, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

QUASAR PORTFOLIO

General

         The investment objective of the Portfolio is growth of capital by pursuing aggressive investment policies. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through the more aggressive investment policies described below, risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective, may not be changed without shareholder approval.

         Within this basic framework, the policy of the Portfolio is to invest in any companies and industries and in any types of securities which are believed to offer possibilities for capital appreciation. Investments may be made in well-known and established companies as well as in new and unseasoned companies. Critical factors considered in the selection of securities include the economic and political outlook, the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and management capability and practices.

         It is the policy of the Portfolio to invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase


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

common stocks); however, it may also invest to a limited degree in non-convertible bonds and preferred stocks when, in the judgment of Alliance Capital Management L.P., the Portfolio's adviser (the Adviser), such investments are warranted to achieve the Fund's investment objective. When business or financial conditions warrant, a more defensive position may be assumed and the Portfolio may invest in short-term fixed-income securities, in investment grade debt securities, in preferred stocks or hold its assets in cash.

         The Portfolio may invest in both listed and unlisted domestic and foreign securities, in restricted securities, and in other assets having no ready market, but not more than 15% of the Portfolio's total assets may be invested in all such restricted or not readily marketable assets at any one time. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under Rule 144 or 144A promulgated under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement.
If, during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities and other not readily marketable assets will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.

         The Portfolio intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities. The Portfolio will not, however, purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in such companies, taken at cost, to exceed 25% of the value of the Portfolio's total assets.




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

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth above.

         GENERAL. In seeking to attain its investment objective of growth of capital, the Portfolio supplements customary investment practices by engaging in a broad range of investment techniques including short sales against the box, writing call options, purchases and sales of put and call options written by others and investing in special situations. These techniques are speculative, may entail greater risk, may be considered of a more short-term nature, and to the extent used, may result in greater turnover of the Portfolio's portfolio and a greater expense than is customary for most investment companies. Consequently, the Portfolio is not a complete investment program and is not a suitable investment for those who cannot afford to take such risks or whose objective is income or preservation of capital.
No assurance can be given that the Portfolio will achieve its investment objective. However, by buying shares in the Portfolio an investor may receive advantages he would not readily obtain as an individual, including professional management and continuous supervision of investments. The Portfolio is subject to the overall limitation (in addition to the specific restrictions referred to below) that the aggregate value of all restricted and not readily marketable securities of the Portfolio, and of all cash and securities covering outstanding call options written or guaranteed by the Portfolio, shall at no time exceed 15% of the value of the total assets of the Portfolio.

         There is also no assurance that the Portfolio will at any particular time engage in all or any of the investment activities in which it is authorized to engage. In the opinion of the Portfolio's management, however, the power to engage in such activities provides an opportunity which is deemed to be desirable in order to achieve the Portfolio's investment objective.

         SHORT SALES. The Portfolio may only make short sales of securities against the box. A short sale is effected by selling a security which the Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Portfolio to defer the realization of gain or loss for Federal income tax purposes on securities then owned by the Portfolio. However, if the Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the



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

Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.


         PUTS AND CALLS. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. The Portfolio may not write put options. A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price, usually the market price at the time the contract is negotiated. When calls written by the Portfolio are exercised, the Portfolio will be obligated to sell stocks below the current market price.

         The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. (For a discussion regarding certain tax consequences of the writing of call options by the Fund, see "Dividends, Distributions and Taxes.")

         Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. It is the Portfolio's policy not to write a call option if the premium to be received by the Portfolio in connection with such option would not produce an annualized return of at least 15% of the then market value of the securities subject to option. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Option premiums vary widely depending primarily on supply and demand. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser. The endorsing or guaranteeing firm


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

requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm. A call written by the Portfolio will not be sold unless the Portfolio at all times during the option period owns either
(a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities or (b) an offsetting call option on the same securities.

         The Portfolio will not sell a call option written or guaranteed by it if, as a result of such sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets. The Portfolio will not sell any call option if such sale would result in more than 10% of the Portfolio's assets being committed to call options written by the Portfolio, which, at the time of sale by the Portfolio, have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by the Portfolio shall at no time exceed 10% of the Portfolio's total assets.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         As noted above, the Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not so sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to purchase securities with a view to holding them for periods of time sufficient to assure long-term capital gains treatment upon their sale and not for trading purposes. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. This policy may result in the Portfolio realizing short-term capital gains or losses on the sale of certain securities. See "Dividends, Distributions and Taxes". It is anticipated that the Portfolio's rate of portfolio turnover will not exceed 200% during the current fiscal year. A 200% annual turnover rate would occur, for example, if all the stocks in the Portfolio's portfolio were replaced twice within a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Portfolio and its shareholders. The portfolio turnover rates for the fiscal period ended December 31, 1996 and for the fiscal year ended December 31, 1997 were 40% and 210%, respectively.

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Portfolio may not:

            (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

           (ii) invest more than 25% of the value of its total assets in any particular industry;

          (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made;

           (iv)    purchase or sell real estate;


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

            (v) participate on a joint or joint and several basis in any securities trading account;

           (vi)    invest in companies for the purpose of
                   exercising control;

          (vii) purchase or sell commodities or commodity contracts;

         (viii) except as permitted in connection with short sales of securities against the box described under the heading Short Sales above, make short sales of securities;

           (ix) make loans of its funds or assets to any other person, which shall not be considered as including the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities; except that the Portfolio may not purchase non-publicly distributed securities subject to the limitations applicable to restricted securities;

            (x) except as permitted in connection with short sales of securities or writing of call options, described under the headings Short Sales and Puts and Calls above, pledge, mortgage or hypothecate any of its assets;

           (xi) except as permitted in connection with short sales of securities against the box described under the heading Additional Investment
                   Policies and Practices above, make short sales of securities; and

          (xii) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

REAL ESTATE INVESTMENT PORTFOLIO

GENERAL

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of



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

equity securities of issuers that are primarily engaged in or related to the real estate industry.

         Except as otherwise indicated, the investment policies of the Portfolio are not fundamental policies and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to its shareholders. The Portfolio's investment objective may not be changed without shareholder approval.

         Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities of real estate investment trusts (REITs) and other real estate industry companies. A real estate industry company is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Portfolio invests for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (Real Estate Equity Securities).

         The Portfolio may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property (Mortgage-Backed Securities), such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs) and (b) short-term investments. These instruments are described below. The risks associated with the Portfolio's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. See "Certain Risk Considerations--Risk Factors Associated with the Real Estate Industry" in the Prospectus for a description of these and other risks.

         As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market


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

price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant. The Adviser will attempt to purchase for the Portfolio Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

         The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio indirectly bears its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred
directly by the Portfolio.   The Portfolio may invest up to 5% of
its total assets in Real Estate Equity Securities of non-U.S.
issuers.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         To the extent not described in the Portfolio's Prospectus, set forth below is additional information regarding the Portfolio's investment policies and practices. Except as otherwise noted, the Portfolio's investment policies are not designated fundamental policies within the meaning of the 1940 Act and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         CONVERTIBLE SECURITIES. The Portfolio may invest up to 15% of its net assets in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a


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

stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those rating.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuers capital structure. They are consequently of higher quality and entail less risk than the issuers common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         FORWARD COMMITMENTS. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets. The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian maintains, in a segregated account of the Fund, cash and/or securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


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

         STANDBY COMMITMENT AGREEMENTS. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Portfolio will at all times maintain a segregated account with its custodian of cash and/or securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

         REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyers money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the


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

event of a vendors bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

         SHORT SALES. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Portfolio is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein cash or securities in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Portfolio may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. The Portfolio's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Fund's Board of Directors, monitors the liquidity of restricted securities in the Portfolio's portfolio. In reaching liquidity decisions, the Adviser considers, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of security.

         DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Portfolio may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities (U.S. Government Securities), bank deposit, money market instruments, short-term (for this purpose,


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

securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by Moody's, S&P, Duff & Phelps or Fitch or, if not so rated, of equivalent investment quality as determined by the Adviser.

         Subject to its policy of investing at least 65% of its total assets in equity securities of real estate investment trusts and other real estate industry companies, the Portfolio may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

         PORTFOLIO TURNOVER. Generally, the Portfolio's policy with respect to portfolio turnover is to hold its securities for six months or longer. However, it is also the Portfolio's policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Portfolio's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the securities in the Portfolio's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Portfolio, and as portfolio turnover increases it is more likely that the Portfolio will realize short-term capital gains. The portfolio turnover rate for the fiscal period ended December 31, 1997 was 26%.

         INVESTMENT RESTRICTIONS

         The following restrictions may not be changed without approval of a majority of the outstanding voting securities of the Portfolio, which means the vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Portfolio may not:

         (i)pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (ii)make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;



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

         (iii) participate on a joint or joint and several basis in any securities trading account;

         (iv)invest in companies for the purpose of exercising control;

         (v)issue any senior security within the meaning of the 1940 Act;

         (vi)make short sales of securities or maintain a short position, unless at all times when a short position is open not more than 25% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time;

         (vii) (a) purchase or sell commodities or commodity contracts including futures contracts;
                   (b) invest in interests in oil, gas, or other mineral exploration or development programs;
                   (c) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (d) act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

OTHER INVESTMENT POLICIES

         REPURCHASE AGREEMENTS. Each Portfolio, except the Total Return Portfolio and the Technology Portfolio, may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vender at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyers money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining overnight flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in, or prevented from, selling the


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

collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements often are for short periods such as one day or a week, but may be longer.

         ILLIQUID SECURITIES. The following investment policy, which is not fundamental and may be changed by the vote of the Board of Directors, is applicable to each of the Fund's
Portfolios.

         A Portfolio will not invest in illiquid securities if immediately after such investment more than 10% or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio, Utility Income Portfolio, Technology Portfolio, Quasar Portfolio and the Real Estate Investment Portfolio, 15%, of the Portfolio's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction or resale, (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter and (c) repurchase agreements not terminable within seven days.

         Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuers ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         During the coming year, each Portfolio may invest up to 5% of its total assets in restricted securities issued under
Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers. The Portfolio's investments in Rule 144A eligible securities are not subject to the limitations described above under Section 4(2).

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each of the Fund's Portfolios that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers making quotations to purchase or sell the security; (iii) the number of other potential purchasers of the security; (iv) the number of dealers undertaking to make a market


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

in the security; (v) the nature of the security and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (vi) any applicable Commission interpretation or position with respect to such type of securities.

         FORWARD COMMITMENTS. The use of forward commitments enables the Fund's Portfolios to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices inferior to then current market values.

         The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Portfolio's Custodian will maintain, in the separate account of the Portfolio, cash or liquid high-grade Government Securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves.

         GENERAL. Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

         The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when foreign


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

securities comprise less than 80% of the Portfolio's net asset value, three different foreign countries when foreign securities comprise less than 60% of the Portfolio's net asset value, two different foreign countries when foreign securities comprise less than 40% of the Portfolio's net asset value and one foreign country when foreign securities comprise less than 20% of the Portfolio's net asset value. The Fund has also voluntarily agreed that each Portfolio which may invest in foreign securities will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's net asset value, except that the Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or West Germany.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 53, Chairman of the Board and President of the Fund, is the President, Chief Operating Officer and a Director of Alliance Capital Management Corporation (ACMC),** the sole general partner of the Adviser, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
____________________

*      An interested person of the Fund as defined in the 1940
       Act.

**     For purposes of this Statement of Additional Information,
       ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and the predecessor general partner of the Adviser, and the predecessor general partner of the same name.

Corporation (oil and gas).  Her address is 75 Briarwoods Trail
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, was formerly a Senior Vice
President of ACMC until 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey
07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an investment adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Suite 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1993. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 59, is a member in the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is
St. Bernards Road, Gladstone, New Jersey  07934.

         DONALD J. ROBINSON, 64, was formerly a partner in the law firm of Orrick, Herrington & Sutcliffe and is currently senior counsel to that firm. His address is 666 Fifth Avenue, 19th Floor, New York, New York 10103.

OFFICERS

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 38, is an
Executive Vice President of ACMC with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         ALFRED L. HARRISON, SENIOR VICE PRESIDENT, 60, is a Vice
Chairman of ACMC with which he has been associated since prior to 1993.




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

         NELSON R. JANTZEN, SENIOR VICE PRESIDENT, 52, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 56, is an
Executive Vice President of ACMC with which he has been associated with since prior to 1993.

         RAYMOND J. PAPERA, SENIOR VICE PRESIDENT, 41, is a
Senior Vice President of ACMC with which he has been associated since prior to 1993.

         ALDEN M. STEWART, SENIOR VICE PRESIDENT, 52, is an
Executive Vice President of ACMC with which he has been associated since July, 1993. Previously, he was associated with ECMC since prior to 1993.

         PETER ANASTOS, SENIOR VICE PRESIDENT, 56, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1993.

         EDWARD BAKER, VICE PRESIDENT, 47, is a Senior Vice President and Chief Investment Officer - Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA, Inc. since prior to 1993.

         THOMAS BARDONG, VICE PRESIDENT, 53, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         STEPHEN BEINHACKER, VICE PRESIDENT, 34, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         MARK H. BREEDON, SENIOR VICE PRESIDENT, 45, has been a
Vice President of ACMC and a Director and Vice President of
Alliance Capital Limited since prior to 1993.

         RUSSEL BRODY, 31, is a VICE PRESIDENT of ACMC, with which he has been associated since April 1997. Prior thereto, he was the head of European Equity Dealing of Lambard Odier et Cie since prior to 1993.

         NICHOLAS D.P. CARN, 40, VICE PRESIDENT, is a Vice
President of ACMC with which he has been associated since 1997.
Prior thereto, he was a Chief Investment Officer and Portfolio
Manager at Draycott Partners.

         PAUL J. DENOON, VICE PRESIDENT, 36, is a Vice President of ACMC with which he has been associated since prior to 1993.


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

         DAVID EDGARLY, VICE PRESIDENT, 56, is the General
Manager of Alliance Capital Management (Turkey) Ltd., with which he has associated since prior to 1993.

         VICKI FULLER, VICE PRESIDENT, 40, has been a Senior Vice
President of ACMC since July 1994.  Previously she was Managing
Director of High Yield of Equitable Capital Management
Corporation since prior to 1993.

         RANDALL E. HAASE, SENIOR VICE PRESIDENT, 33, has been a
Vice President of ACMC since July, 1993. Prior thereto he was associated with ECMC.

         GERALD T. MALONE, VICE PRESIDENT, 44, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         DANIEL V. PANKER, VICE PRESIDENT, 59, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1993.

         DOUGLAS J. PEEBLES, VICE PRESIDENT, 33, is a Vice
President of ACMC with which he has been associated since prior to 1993.

         DANIEL G. PINE, SENIOR VICE PRESIDENT, 45, has been associated with the Adviser since 1996. Previously, he was a Senior Vice President of Desai Capital Management since prior to
1993.

         PAUL RISSMAN, VICE PRESIDENT, 41, is a Vice President of
ACMC, with which he has been associated since prior to 1993.

         TYLER SMITH, VICE PRESIDENT, 60, is a Senior Vice
President of ACMC with which he has been associated since July
1993.

         WAYNE C. TAPPE, VICE PRESIDENT, 34, of ACMC, is a Senior
Vice President of ACMC, with which he has been associated since
1993.

         JEAN VAN DE WALLE, VICE PRESIDENT, 39, has been Vice
President of ACMC since prior to 1993.

         EDMUND P. BERGAN, JR., SECRETARY, 44, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. (AFD) and Alliance Fund Services Inc. ("AFS") with which he has been associated since prior to 1993.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
47, is a Senior Vice President of AFS  and a Vice President of
AFD with which he has been associated since prior to 1993.

         ANDREW GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1993.

         THOMAS R. MANLEY, CONTROLLER, 45, has been a Vice
President of ACMC since July 1993. Previously he was associated with ECMC since prior to 1993.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered interested persons of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1997 and the aggregate compensation paid to each of the Directors during calendar year 1997 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the Alliance Fund Complex) and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number
                                              of Registered
                                              Investment    Total Number
                                              Companies in  of Investment
                                              the Alliance  Portfolios
                                Total         Fund Complex, in the,
                                Compensation  Including the Alliance Fund
                                from the      Fund, as to   Complex, Including
                                Alliance Fund which the     the Fund, as to
                  Aggregate     Complex,      Director is   which the Director
                  Compensation  Including     a Director    is a Director
Name of Director  From the Fund the Fund      or Trustee    or Trustee

John D. Carifa        $-0-        $-0-            53               118
Ruth Block            $ 3,577     $164,000        40                88
David H. Dievler      $ 3,557     $188,500        46                83
John H. Dobkin        $ 3,617     $126,500        43                80
William H. Foulk, Jr. $ 3,699     $149,145        48               113
Dr. James M. Hester   $ 3,507     $156,500        40                77
Clifford L. Michel    $ 3,507     $194,500        41                93
Donald J. Robinson    $ 3,473     $217,358        44               107


         As of April 3, 1998 the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P. ("the Adviser"), a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the Advisory Agreement) to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors (see Management of the Fund in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998, totaling more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 55 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, currently have more than 3.5 million shareholders. As of September 30, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New

Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo,
Toronto, Vienna and Warsaw. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 32 of the FORTUNE 100 companies.

         ACMC, the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.


         The Investment Advisory Agreement became effective on July 22, 1992. The Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Investment Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Investment Advisory Agreement. The Investment Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the North American Government Income Portfolio, the Global Dollar Government Portfolio and the Utility Income Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993. The Investment Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994. The Investment Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the Technology Portfolio.
The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995. The Investment Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the Quasar Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996. The Investment Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the Real Estate Investment Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996. The Investment Advisory Agreement was amended as of May 1, 1997 to provide for the addition of the High-Yield Portfolio. The amendment to the Investment Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on April 12, 1997.

         The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Each of the Portfolios pays the Adviser at the following annual percentage rate of its average daily net asset value:

         Money Market Portfolio              .500%
         Premier Growth Portfolio           1.000%
         Growth and Income Portfolio         .625%
         U.S. Government/High-Grade
           Securities Portfolio              .600%
         High-Yield Portfolio                .750%
         Total Return Portfolio              .625%
         International Portfolio            1.000%
         Short-Term Multi-Market Portfolio   .550%
         Global Bond Portfolio               .650%
         North American Government
           Income Portfolio                  .650%
         Global Dollar Government
           Portfolio                         .750%
         Utility Income Portfolio            .750%
         Conservative Investors
           Portfolio                         .750%
         Growth Investors Portfolio          .750%
         Growth Portfolio                    .750%
         Worldwide Privatization
           Portfolio                        1.000%
         Technology Portfolio               1.000%
         Quasar Portfolio                   1.000%
         Real Estate Investment Portfolio    .900%

         For the fiscal years ended December 31, 1995,
December 31, 1996 and December 31, 1997, the advisory fee paid by the Money Market Portfolio to the Adviser was $62,062, $250,603 and $345,313, respectively; for the fiscal years ended
December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fees paid by the Premier Growth Portfolio to the Adviser were $434,845, $449,415 and $2,398,742, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fees paid to the Adviser by the Growth and Income Portfolio were $362,532, $504,313 and $1,180,305, respectively; for each of the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the U.S. Government/High Grade Securities Portfolio to the Adviser was $-0-, $132,023 and $189,543, respectively; for each of the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Total Return Portfolio to the Adviser was $-0-, $78,063 and $208,618, respectively; for each of the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the International Portfolio to the Adviser was $-0-, $12,587 and $293,261, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fees paid by the Short-Term Multi Market Portfolio to the Adviser were $32,003, $-0- and $5,553, respectively; for each of the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Global Bond Portfolio to the Adviser was $-0-, $66,976 and $108,709, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the North American Government Income Portfolio to the Advisor was $-0-, $21,264 and $139,842, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Global Dollar Government Portfolio to the Adviser was $-0-, $-0- and $52,644, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Utility Income Portfolio to the Advisor was $-0-, $21,431 and $100,662, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Conservative Investors Portfolio to the Adviser was $-0-, $46,778 and $94,774, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997 the advisory fee paid by the Growth Investors Portfolio to the Adviser was $-0-, $-0-, and $-0-, respectively; for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fees paid by the Growth Portfolio to the Adviser were $89,502, $656,813 and $1,393,231, respectively; for the fiscal years ended
December 31, 1995, December 31, 1996 and December 31, 1997, the advisory fee paid by the Worldwide Privatization Portfolio to the Advisor was $-0-, $11,158 and $129,108, respectively; for the period January 11, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, the advisory fees paid by the Technology Portfolio to the Advisor was $40,218 and $392,622, respectively; for the period August 5, 1996 (commencement of operations) through December 31, 1996 and for the fiscal year ended December 31, 1997, the advisory fee paid by the Quasar Portfolio to the Adviser was $-0-and $199,096, respectively; for the fiscal period January 9, 1997 (commencement of operations) through December 31, 1997, the advisory fee paid by the Real Estate Investment Portfolio to the Adviser was $-0- and for the fiscal period October 27, 1997 (commencement of operations) through December 31, 1997 the advisory fee paid by the High-Yield Portfolio to the Adviser was $-0-.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         The Investment Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Investment Advisory Agreement continues in effect until each December 31, and thereafter for successive twelve month periods computed from each January 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to The Alliance Fund, Inc., AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Reserves, Inc.,

Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

SUB-ADVISER TO THE GLOBAL BOND PORTFOLIO

         The Adviser has retained under a sub-advisory agreement (the Sub-Advisory Agreement) a sub-adviser, AIGAM International Limited (the Sub-Adviser), an indirect, majority owned subsidiary of American International Group, Inc., a major international financial service company, to provide research and management services to the Global Bond Portfolio. The Sub-Adviser may, from time to time, direct transactions for its investment accounts which result in the purchase or sale of a particular security by its investment accounts simultaneously with the recommendation by the Sub-Adviser to the Global Bond Portfolio to purchase or sell such security. If transactions on behalf of such investment accounts increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price for the Portfolio. In 1994 the Sub-Advisor changed its name from Dempsey & Company International Limited, which was founded in 1988. For its services as Sub-Adviser to the Global Bond Portfolio, the Sub-Adviser receives from the Adviser a monthly fee at the annual rate of .40 of 1% of the Portfolio's average daily net asset value. The fee is accrued daily and payable in arrears for services performed during each calendar month within fifteen days following the end of such month.

         The Sub-Advisory Agreement is terminable without penalty on 60 days written notice to the Sub-Adviser by a vote of the holders of a majority of the Global Bond Portfolios outstanding voting securities or by the Directors or by the Adviser, or by the Sub-Adviser on 60 days written notice to the Adviser and the Portfolio, and will automatically terminate in the event of its assignment or of the assignment of the Investment Advisory Agreement. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of the Sub-Advisers obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Sub-Advisory Agreement became effective on July 22,
1992. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Sub-
Advisory Agreement.

         The Sub-Advisory Agreement provides that it shall remain in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Global Bond Portfolio, and, in either case, by a majority of the Directors who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons as defined by the 1940 Act. Most recently, continuance of the Sub-Advisory Agreement was approved for the period ending December 31, 1999 by the Board of Directors, including a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at their Regular Meeting held on October 15, 1998.

         In providing advisory services to the Fund and other clients investing in real estate securities, Alliance has access to the research services of CB Richard Ellis, Inc. ("CBRE"), which acts as a consultant to Alliance with respect to the real estate market. As a consultant, CBRE provides to Alliance, at Alliances expense, such in-depth information regarding the real estate market, the factors influencing regional valuations and analysis of recent transactions in office, retail, industrial and multi-family properties as Alliance shall from time to time request. CBRE will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

         CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, and real estate finance and investment advisory activities (CBRE in August of 1997 acquired Koll Management Services, which previously provided these consulting services to Alliance). In 1997, CBRE completed 22,100 sale and lease transactions, managed over 6,600 client properties, created over $5 billion in mortgage originations, and completed over 3,600 appraisal and consulting assignments. In addition, they advised and managed for institutions over $4 billion in real estate investments. As consultant to Alliance, CBRE provides access to its proprietary model, REIT?Score, that analyzes the approximately 18,000 individual properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expense, and occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 650 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT?Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own. CBRE has previously provided access to its REIT?Score model results primarily to the institutional market through subscriptions. The model is no longer provided to any research publications and the Fund is currently the only mutual fund available to retail investors that has access to CBREs REIT?Score model.


DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Company's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Company Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Company on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund
at a meeting held on [          ].

         The Agreement will continue in effect until [
] and continue in effect thereafter so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. The Principal Underwriter will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. The Principal Underwriter will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

         In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement with respect to a Portfolio must be approved by a vote of the Directors or the holders of a majority of the outstanding Class B shares of that Portfolio and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Class B shares of a Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding Class B shares of that Portfolio. The Agreement may be terminated (a) by the Fund with respect to a Portfolio without penalty at any time by a majority vote of the holders of the outstanding Class B shares of that Portfolio (as defined in the 1940 Act), or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice. To terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment. Under the Agreement, the Fund has agreed to indemnify the distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

_________________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Redemption of Shares".

REDEMPTION OF SHARES

         The value of a shareholders shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholders holding period and basis in respect of the shares redeemed.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         A. With respect to the Premier Growth Portfolio and the Real Estate Investment Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter but excluding securities traded on The Nasdaq Stock Market, Inc., are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days

(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the New York Stock Exchange ("the Exchange") is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         B. With respect to the Growth & Income Portfolio, International Portfolio, Utility Income Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Technology Portfolio and Quasar Portfolio the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         C. With respect to the U.S. Government/High Grade Securities Portfolio and the Total Return Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, the security is valued at the mean of the bid and asked price obtained from such dealer, unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange but listed on other national securities exchanges are valued in like manner. Portfolio securities traded on the Exchange and on one or more other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, and debt securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such securities. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked prices obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         D. With respect to the High-Yield Portfolio, Short-Term Multi-Market Portfolio, Global Bond Portfolio, North American Government Income Portfolio and Global Dollar Government Portfolio, the per share net asset value is computed in accordance with the Portfolio's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board of Directors of the Portfolio deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's per share net asset value is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Portfolio are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Portfolio business day. In addition, trading in foreign markets may not take place on all Portfolio business days. Furthermore, trading may take place in various foreign markets on days that are not Portfolio business days. The Portfolio's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Portfolio's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Portfolio's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Portfolio's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         E. The Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a net asset value per share of the Portfolio by using available market quotations or equivalents. The net asset value of the shares of the

Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m. Eastern time).

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisers own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

         The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the U.S. Government/High-Grade Securities Portfolio and the Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), an affiliate of the Adviser, the Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the

1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Brokerage commissions paid for the fiscal year ended December 31, 1995 on securities transactions amounted to $1,373, $3,055, $104,323, $229,432, $64,196, $148,418, $7,479, $22,347
and $11,055 with respect to the Conservative Investors Portfolio, the Growth Investors Portfolio, the Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Premier Growth Portfolio, the Total Return Portfolio, the Utility Portfolio and the Worldwide Privatization Portfolio, respectively. The Global Bond Portfolio, the Global Dollar Government Portfolio, the Money Market Portfolio, the North American Government Income, the Short-Term Multi-Market Portfolio and the U.S. Government/High Grade Securities Portfolio did not incur any brokerage commissions for the fiscal year ended December 31, 1995. Brokerage commission paid for the fiscal year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,$287,449, $41,894,
$23,162, $28,063, $10,847 and $12,207 with respect to the Premier
Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1996. Brokerage commission paid for the fiscal year ended December 31, 1997 on securities transactions amounted to $377,288, $409,972, $355,055, $48,588,
$14,332, $272,666, $110,817, $33,041, $43,551, $35,250, $231,416
and $26,891 with respect to the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, and the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively. The Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, and the North American Government Income

Portfolio did not incur and brokerage commission for the fiscal year ended December 31, 1997. During the fiscal years ended December 31, 1995, 1996 and 1997 $-0-, $-0-, and $820*** in
brokerage commissions were paid to Donaldson, Lufkin & Jenrette Securities Corporation and no brokerage commissions were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

         Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

         Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

         Section 817(h) of the Code requires that the investments
of a segregated asset account of an insurance company be
adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable
____________________

***    Paid by the Growth Portfolio.

annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

         For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board of Directors.

         All shares of the Fund when duly issued will be fully paid and nonassessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board of Directors in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the law of the State of Maryland.

         If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the

Fund's Portfolio's would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series.

         Procedures for calling shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholder of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

         The outstanding voting shares of each outstanding Portfolio of the Fund as of April 3, 1998 consisted of 76,204,311 shares of common stock of the Money Market Portfolio, 26,821,058 shares of common stock of the Premier Growth Portfolio, 13,582,991 shares of common stock of the Growth and Income Portfolio, 3,225,961 shares of common stock of the U.S. Government/High Grade Securities Portfolio, 4,047,635 shares of common stock of the International Portfolio, 2,686,774 shares of common stock of the Total Return Portfolio, 618,551 shares of common stock of the Short-Term Multi-Market Portfolio, 2,067,370 shares of common stock of the Global Bond Portfolio, 2,558,029 shares of common stock of the North American Government Income Portfolio,1,102,517 shares of common stock of the Global Dollar Government Portfolio, 1,438,036 shares of common stock the Utility Income Portfolio, 2,476,734 shares of common stock of the Conservative Investors Portfolio, 1,182,041 shares of common stock of the Growth Investors Portfolio, 10,862,758 shares of common stock of the Growth Portfolio, 2,918,823 shares of common stock of the Worldwide Privatization Portfolio, 5,905,370 shares of common stock of the Technology Portfolio, 5,188,607 shares of common stock of the Quasar Portfolio, 1,253,048 shares of common stock of the Real Estate Investment Portfolio and 773,917 shares of common stock of the High-Yield Portfolio. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% of more of the outstanding shares of the Fund's Portfolios at October 29, 1998.

                   NUMBER OF               % OF
PORTFOLIO          NAME AND ADDRESS        SHARES                SHARES

Money Market       AIG Life Insurance              77,765,710      68%
                   Company ("AIG")
                   One ALICO Plaza
                   600 N. King Street
                   Wilmington, DE 19801

                   American International          18,025,859      16%
                   Life Assurance Company
                   of New York ("American")
                   80 Pine Street
                   New York, NY  10005

                   Fortis Financial Group          15,461,508      13%
                   ("Fortis")
                   P.O. Box 64284
                   St. Paul, MN 55164

Premier Growth     AIG                             10,281,813      28%

                   American                         1,991,464       5%

                   Merrill Lynch Life              18,662,562      51%
                   Insurance Company
                   800 Scudders Mill Road
                   Plainsboro, NJ  08536

Growth and Income  AIG                             12,224,835      72%

                   American                         2,675,674      16%


U.S. Government/   AIG                              3,421,123      77%
High Grade
                   American                           795,380      18%

                   American Skandia                   205,431       5%
                   Life Assurance Corp.
                   ("Skandia")
                   1 Corporate Drive
                   Shelton, CT 06484

Total Return       AIG                           2,315,92572%

                   Skandia                            207,035       6%

                   American                           653,617      20%

International      AIG                              3,185,538      77%

                   America                            576,705      14%





Short-Term         American                           112,227      18%
Multi-Market

                   AIG                                407,711      67%

                   Reliastar/Bankers
                   Security Insurance              46,198,267       7%
                   Company
                   20 Washington Avenue S.
                   Minneapolis, MN  55401

Global Bond        American                           215,615       9%

                   AIG                                769,499      30%

                   National Union Fire                751,854      30%
                     Insurance Co.
                   c/o American
                   Attn:  Bill Tucker
                   80 Pine Street
                   New York, NY 10005

                   Keyport Life                       672,944      27%
                   Insurance Co.
                   125 High Street
                   Boston, MA 02110

North American     AIG                              1,996,638      76%
Government Income
                   American                           595,197      23%

Global Dollar      AIG                                809,662      79%
Government
                   American                           166,639      16%

                   Skandia                             51,292       5%

Utility Income     AIG                              1,358,506      75%

                   America                            383,456      21%

Conservative       AIG                              1,920,485      70%
Investors
                   American                           634,847      23%

Growth Investors   AIG                                873,319      71%

                   AIG                                 67,014       5%

                   America                            177,416      14%

                   Skandia                             82,273       7%

Growth             AIG                              9,411,378      78%

                   American                         1,749,415      15%

Worldwide          AIG                              2,532,063      80%
Privatization
                   American                           518,803      16%

Technology         AIG                              5,373,845      81%

                   American                           879,374      13%

Quasar             AIG                              5,749,936      74%

                   American                           889,007      11%

                   Merrill Lynch                      772,263      10%

Real Estate        AIG                              1,290,264      77%

                   American                           202,011      12%

                   COVA                               124,096      74%
                   1 Tower Lane
                   Suite 3000
                   Oakbrook Terrace, IL  60181

High-Yield         AIG                              1,329,392      88%

                   American                           128,455       8%

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., 1345 Avenue of the
Americas, New York, New York 10105, serves as the Fund's
Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund.

COUNSEL

         Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

SHAREHOLDER APPROVAL

         The capitalized term Shareholder Approval as used in this Statement of Additional Information means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time a Portfolio of the Fund states its yield, and total return. A Portfolio's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Portfolio's actual distribution rate, which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for the period since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Portfolio shares is assumed to have been paid. The past performance of each Portfolio is not intended to indicate future performance.

         The Money Market Portfolio's yield for the seven days ended December 31, 1997 was 5.30%. The U.S. Government/High Grade Securities Portfolio's yield for the month ended December 31, 1997 was 5.38%. The Short-Term Multi-Market Portfolio's yield for the month ended December 31, 1997 was

6.17%. The Global Bond Portfolio's yield for the month ended December 31, 1997 was 3.20%. The North American Government Income Portfolio's yield for the month ended December 31, 1997 was 6.94%. The Global Dollar Government Portfolio's yield for the month ended December 31, 1997 was 6,72%. The High-Yield Portfolio's yield for the month ended December 31, 1997 was 10.02%.

         The Money Market Portfolio's average annual total returns for the period December 30, 1992 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 5.30% and 5.11%, respectively. The Premier Growth Portfolio's average annual total returns for the period June 26, 1992 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 21.72%, 21.06% and 33.86%, respectively. The Growth and Income Portfolio's average annual total returns for the period January 14, 1991 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 15.30%, 19.28% and 28.80%, respectively.
The U.S. Government/High Grade Securities Portfolio's average annual total returns for the period September 17, 1992 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 6.24%, 6.85% and 8.68%, respectively. The Total Return Portfolio's average annual total returns for the period December 28, 1992 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 12.71%, 12.74% and 21.11%, respectively. The International Portfolio's average annual total returns for the period December 28, 1992 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 9.55%, 9.57% and 3.33%, respectively. The Short-Term Multi-Market Portfolio's average annual total returns for the period November 28, 1990 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 3.99%, 4.05% and 4.59%, respectively. The Global Bond Portfolio's average annual total returns for the period July 15, 1991 (commencement of operations) through December 31, 1997, for the five years ended December 31, 1997 and for the fiscal year ended December 31, 1997 were 7.91%, 7.05% and .67%, respectively. The North American Government Income Portfolio's average annual total return for the period May 3, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended
December 31, 1997 were 9.68% and 9.62%, respectively. The Global Dollar Government Portfolio's average annual total return for the period May 2, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 15.77% and 13.23%, respectively. The Utility Income Portfolio's average annual total return for the period May 10, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 14.52% and 25.71%, respectively. The Conservative Investors Portfolio's average annual total return for the period October 28, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 10.15% and 11.22%, respectively. The Growth Investors Portfolio's average annual total return for the period October 28, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 13.48% and 16.34%, respectively.
The Growth Portfolio's average annual total return for the period September 15, 1994 (commencement of operations) through
December 31, 1997 and for the fiscal year ended December 31, 1997 were 30.03% and 30.02%, respectively. The Worldwide Privatization Portfolio's average annual total return for the period September 23, 1994 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 12.50% and 10.75%, respectively. The Technology Portfolio's average annual total return for the period January 11, 1996 (commencement of operations) through December 31, 1997 and for the fiscal year ended December 31, 1997 were 8.55% and 6.47%, respectively. The Quasar Portfolio's average annual total return for the period August 5, 1996 through December 31, 1997 and for the fiscal year ended December 31, 1997 were 17.94% and 18.60%, respectively. The Real Estate Investment Portfolio's average annual total return for the period January 9, 1997 (commencement of operations) through December 31, 1997 was 23.40%. The High-Yield Portfolio's average annual total return for the period October 27, 1997 (commencement of operations) through
December 31, 1997 was 3.30%.

_________________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
_________________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND


SEMI-ANNUAL REPORT
JUNE 30, 1998
(UNAUDITED)



PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-94.8%
TECHNOLOGY-24.0%
COMMUNICATIONS EQUIPMENT-8.4%
EMC Corp. (a)                                   104,000   $    4,660,500
Ericsson (L.M.) Telephone Co.
  Cl.B (ADR) (b)                                481,380       13,809,589
Lucent Technologies, Inc.                        87,342        7,265,762
Nokia Corp. (ADR) (c)                           522,400       37,906,650
Tellabs, Inc. (a)                                68,000        4,868,375
                                                             ------------
                                                              68,510,876

COMPUTER HARDWARE-6.6%
Compaq Computer Corp.                           557,200       15,810,550
Dell Computer Corp. (a)                         411,700       38,198,041
                                                             ------------
                                                              54,008,591

COMPUTER SOFTWARE-2.0%
Microsoft Corp. (a)                             148,700       16,120,009

NETWORKING SOFTWARE-4.6%
Cisco Systems, Inc. (a)                         404,600       37,261,131

SEMI-CONDUCTOR COMPONENTS-2.4%
Intel Corp.                                     262,900       19,479,247
                                                             ------------
                                                             195,379,854

FINANCE-21.4%
BANKING-MONEY CENTER-3.2%
BankAmerica Corp.                                57,500        4,970,156
Citicorp                                        144,400       21,551,700
                                                             ------------
                                                              26,521,856

BANKING-REGIONAL-2.6%
Fifth Third Bancorp                              54,300        3,415,809
First Union Corp.                                35,400        2,062,050
NationsBank Corp.                               143,700       10,993,050
Norwest Corp.                                   122,200        4,567,225
                                                             ------------
                                                              21,038,134

BROKERAGE & MONEY MANAGEMENT-4.5%
Merrill Lynch & Co., Inc.                       167,700       15,470,325
Morgan Stanley Dean Witter and Co.              230,955       21,103,513
                                                             ------------
                                                              36,573,838

INSURANCE-2.3%
American International Group, Inc.               81,850       11,950,100
Progressive Corp.                                48,300        6,810,300
                                                             ------------
                                                              18,760,400

MORTGAGE BANKING-3.4%
Federal National Mortgage Assn.                 246,500       14,974,875
H.F. Ahmanson & Co.                             185,500       13,170,500
                                                             ------------
                                                              28,145,375

MISCELLANEOUS-5.4%
Associates First Capital Corp. Cl.A             134,028       10,303,403
Household International, Inc.                   147,000        7,313,250
MBNA Corp.                                      777,500       25,657,500
MGIC Investment Corp.                             6,900          393,731
                                                             ------------
                                                              43,667,884
                                                             ------------
                                                             174,707,487

CONSUMER SERVICES-21.4%
AIRLINES-3.3%
KLM Royal Dutch Air                             117,776        4,821,455
Northwest Airlines Corp. Cl.A (a)               271,960       10,495,956
UAL Corp. (a)                                   153,000       11,934,000
                                                             ------------
                                                              27,251,411

BROADCASTING & CABLE-5.2%
AirTouch Communications, Inc. (a)               576,000       33,660,000
Tele-Communications, Inc.-
  Liberty Media Group Cl.A (a)                  217,405        8,444,825
                                                             ------------
                                                              42,104,825

ENTERTAINMENT & LEISURE-3.1%
Carnival Corp. Cl.A                              52,600        2,084,275
Walt Disney Co.                                 216,600       22,756,538
                                                             ------------
                                                              24,840,813

PRINTING & PUBLISHING-0.2%
Gannett Co., Inc.                                23,100        1,641,544

RESTAURANTS & LODGING-0.5%
Marriott International, Inc. C1.A                45,200        1,463,350
McDonald's Corp.                                 35,300        2,435,700
                                                             ------------
                                                               3,899,050

RETAIL-GENERAL MERCHANDISE-9.1%
Dayton Hudson Corp.                             427,000       20,709,500
Federated Department Stores, Inc. (a)           136,300        7,334,644
Home Depot, Inc.                                344,149       28,585,876
Kohl's Corp. (a)                                122,400        6,349,500
May Department Stores Co.                        60,000        3,930,000
Wal-Mart Stores, Inc.                           124,300        7,551,225
                                                             ------------
                                                              74,460,745
                                                             ------------
                                                             174,198,388


B-1


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-11.6%
DRUGS-8.7%
Bristol-Myers Squibb Co.                        174,500    $  20,056,594
Merck & Co., Inc.                               174,200       23,299,250
Pfizer, Inc.                                    174,600       18,976,837
Schering-Plough Corp.                            98,500        9,025,063
                                                             ------------
                                                              71,357,744

MEDICAL PRODUCTS-0.6%
Medtronic, Inc.                                  73,800        4,704,750

MEDICAL SERVICES-2.3%
Humana, Inc. (a)                                 53,300        1,662,294
United Healthcare Corp.                         267,600       16,992,600
                                                             ------------
                                                              18,654,894
                                                             ------------
                                                              94,717,388

CONSUMER STAPLES-6.5%
COSMETICS-0.6%
Gillette Co.                                     83,000        4,705,063

FOOD-0.7%
Coca-Cola Co.                                    69,600        5,950,800

HOUSEHOLD PRODUCTS-0.7%
Colgate-Palmolive Co.                            60,500        5,324,000

TOBACCO-4.5%
Philip Morris Cos., Inc.                        935,200       36,823,500
                                                             ------------
                                                              52,803,363

MULTI INDUSTRY COMPANY-3.3%
Tyco International, Ltd.                        421,800       26,573,400

ENERGY-2.9%
OIL SERVICE-2.9%
Baker Hughes, Inc.                               68,000        2,350,250
Camco International, Inc.                        49,100        3,823,663
Halliburton Co.                                 172,300        7,678,119
Schlumberger, Ltd.                              148,100       10,117,081
                                                             ------------
                                                              23,969,113

CAPITAL GOODS-2.6%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                             87,900        7,998,900

MISCELLANEOUS-1.6%
United Technologies Corp.                       138,800       12,839,000
                                                             ------------
                                                              20,837,900

UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
MCI Communications Corp.                        152,600        8,865,106

Total Common Stocks
  (cost $548,992,686)                                        772,051,999

SHORT-TERM INVESTMENTS-5.3%
COMMERCIAL PAPER-4.7%
General Electric Capital Corp.
  6.10%, 7/01/98                                $38,412       38,412,000

TIME DEPOSIT-0.6%
State Street Cayman Islands
  5.25%, 7/01/98                                  4,499        4,499,000

Total Short-Term Investments
  (amortized cost $42,911,000)                                42,911,000

TOTAL INVESTMENTS-100.1%
  (cost $591,903,686)                                        814,962,999
Other assets less liabilities-(0.1%)                            (536,927)

NET ASSETS-100%                                            $ 814,426,072


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--Finland.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-2


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)        U.S. $ VALUE
-------------------------------------------------------------------------------
AUSTRALIA-3.9%
GOVERNMENT OBLIGATION-3.9%
Queensland Treasury
  6.50%, 6/14/05 (a)                AU$           1,500       $  970,698

AUSTRIA-3.8%
GOVERNMENT OBLIGATION-3.8%
Republic of Austria
  4.50%, 9/28/05 (a)                JPY         110,000          959,029

FRANCE-9.2%
GOVERNMENT OBLIGATION-9.2%
Government of France Treasury
  Bill 4.00%, 7/12/00               XEU           2,100        2,295,320

GERMANY-13.9%
GOVERNMENT OBLIGATION-13.9%
Government of Germany
  6.00%, 2/16/06 (a)                DEM           5,800        3,478,167

ITALY-10.0%
GOVERNMENT OBLIGATION-10.0%
Republic of Italy
  6.25%, 5/15/02                    ITL       4,200,000        2,500,025

JAPAN-8.2%
DEBT OBLIGATION-8.2%
European Investment Bank
  3.00%, 9/20/06 (a)                JPY         130,000        1,041,730
Export Import Bank
  2.875%, 7/28/05                               130,000        1,024,807
                                                             ------------
                                                               2,066,537

SPAIN-8.7%
GOVERNMENT OBLIGATION-8.7%
Government of Spain
  5.25%, 1/31/03 (a)                ESP         325,000        2,176,557

UNITED KINGDOM-4.8%
DEBT OBLIGATION-0.7%
International Bank for
  Reconstruction & Development
  7.125%, 7/30/07                   GBP             100          177,155

GOVERNMENT OBLIGATIONS-4.1%
U.K. Treasury Gilts
  8.50%, 7/16/07 (a)                                520        1,021,489
                                                             ------------
                                                               1,198,644

UNITED STATES-35.7%
GOVERNMENT/AGENCY OBLIGATIONS-33.2%
Federal National Mortgage Assn.
  2.125%, 10/09/07 (a)              JPY         120,000          903,450
U.S. Treasury Notes
  6.25%, 2/15/03                    US$             900          926,154
  6.875%, 5/15/06                                 3,600        3,898,116
  7.25%, 8/15/04                                  2,400        2,611,128
                                                             ------------
                                                               8,338,848

TIME DEPOSIT-2.5%
State Street Bank and Trust Co.
  5.25%, 7/02/98                                620,000          620,000
                                                             ------------
                                                               8,958,848

TOTAL INVESTMENTS-98.2%
  (cost $24,542,635)                                          24,603,825
Other assets less liabilities-1.8%                               460,858

NET ASSETS-100%                                            $  25,064,683


(a) Securities, or portion thereof, with an aggregate market value of $9,111,878 have been segregated to collateralize forward exchange currency contracts.

     See Notes to Financial Statements.


B-3


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.3%
FINANCE-20.8%
BANKING-MONEY CENTER-7.2%
Chase Manhattan Corp.                           176,500    $  13,325,750
Citicorp                                         68,200       10,178,850
                                                             ------------
                                                              23,504,600

BANKING-REGIONAL-3.6%
First Union Corp.                               140,000        8,155,000
NationsBank Corp.                                48,650        3,721,725
                                                             ------------
                                                              11,876,725

BROKERAGE & MONEY MANAGEMENT-0.9%
Morgan Stanley Dean Witter and Co.               32,300        2,951,413

INSURANCE-2.6%
Conseco, Inc.                                    26,000        1,215,500
Hartford Life, Inc. Cl.A                         34,600        1,970,037
PennCorp Financial Group, Inc.                   43,700          895,850
Travelers Group, Inc.                            19,500        1,182,188
Travelers Property Casualty Corp. Cl.A           77,100        3,305,662
                                                             ------------
                                                               8,569,237

MORTGAGE BANKING-1.2%
Federal National Mortgage Assn.                  65,600        3,985,200
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                  1,726              593
                                                             ------------
                                                               3,985,793

REAL ESTATE-0.3%
Security Capital Industrial Trust                37,090          927,250

MISCELLANEOUS-5.0%
Associates First Capital Corp.
  Cl.A                                           40,250        3,094,219
Household International, Inc.                   134,300        6,681,425
MBNA Corp.                                       75,900        2,504,700
PMI Group, Inc.                                  58,787        4,313,496
                                                             ------------
                                                              16,593,840
                                                             ------------
                                                              68,408,858

HEALTH CARE-12.4%
BIOTECHNOLOGY-1.0%
Centocor, Inc. (a)                               49,100        1,781,410
Genzyme Corp. (a)                                57,500        1,462,656
                                                             ------------
                                                               3,244,066

DRUGS-5.2%
Bristol-Myers Squibb Co.                        107,100       12,309,806
Merck & Co., Inc.                                35,400        4,734,750
                                                             ------------
                                                              17,044,556

MEDICAL PRODUCTS-1.9%
Abbott Laboratories                             155,600        6,360,150

MEDICAL SERVICES-4.3%
Columbia HCA/Healthcare Corp.                   172,300        5,018,237
PacifiCare Health Systems, Inc.
  Cl.B (a)                                       52,000        4,593,875
United Healthcare Corp.                          68,050        4,321,175
                                                             ------------
                                                              13,933,287
                                                             ------------
                                                              40,582,059

TECHNOLOGY-12.0%
COMMUNICATIONS EQUIPMENT-0.3%
PairGain Technologies, Inc.                      53,900          938,197

COMPUTER HARDWARE-1.6%
Compaq Computer Corp.                           189,150        5,367,131

COMPUTER SERVICES-3.6%
Electronic Data Systems Corp.                    98,100        3,924,000
First Data Corp.                                238,100        7,931,706
                                                             ------------
                                                              11,855,706

COMPUTER SOFTWARE-0.9%
Oracle Corp. (a)                                122,600        3,007,531

NETWORKING SOFTWARE-1.8%
Cisco Systems, Inc. (a)                          50,000        4,604,688
FORE Systems, Inc. (a)                           42,300        1,119,628
                                                             ------------
                                                               5,724,316

SEMI-CONDUCTOR COMPONENTS-2.7%
Altera Corp. (a)                                121,200        3,579,187
Atmel Corp. (a)                                 200,500        2,731,813
National Semiconductor Corp. (a)                 15,300          201,769
Xilinx, Inc. (a)                                 71,400        2,429,831
                                                             ------------
                                                               8,942,600

MISCELLANEOUS-1.1%
Solectron Corp. (a)                              83,100        3,495,394
                                                             ------------
                                                              39,330,875

ENERGY-9.9%
DOMESTIC INTEGRATED-2.6%
USX-Marathon Group                              251,700        8,636,456

DOMESTIC PRODUCERS-1.7%
Apache Corp.                                    116,600        3,672,900
Murphy Oil Corp.                                 20,850        1,056,834
Union Pacific Resources Group, Inc.              48,200          846,513
                                                             ------------
                                                               5,576,247


B-4


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
INTERNATIONAL-2.5%
Mobil Corp.                                      15,400    $   1,180,025
Texaco, Inc.                                    118,400        7,067,000
                                                             ------------
                                                               8,247,025

OIL SERVICE-2.5%
BJ Services Co. (a)                              33,600          976,500
Dresser Industries, Inc.                         71,600        3,154,875
Halliburton Co.                                  61,000        2,718,312
Noble Drilling Corp. (a)                         52,000        1,251,250
                                                             ------------
                                                               8,100,937

MISCELLANEOUS-0.6%
AES Corp. (a)                                    35,000        1,839,688
                                                             ------------
                                                              32,400,353

CONSUMER SERVICES-9.3%
AIRLINES-1.1%
Northwest Airlines Corp.
Cl.A (a)                                         58,500        2,257,734
UAL Corp. (a)                                    18,500        1,443,000
                                                             ------------
                                                               3,700,734

APPAREL-0.5%
Nautica Enterprises, Inc. (a)                    62,400        1,677,000

BROADCASTING & CABLE-1.3%
A.H. Belo Corp. Series A                        175,500        4,277,813

ENTERTAINMENT & LEISURE-2.2%
Eastman Kodak Co.                                28,200        2,060,363
Harley-Davidson, Inc.                            91,100        3,530,125
Mirage Resorts, Inc. (a)                         82,400        1,756,150
                                                             ------------
                                                               7,346,638

PRINTING & PUBLISHING-0.9%
Donnelley (R.R.) & Sons Co.                      63,700        2,914,275

RETAIL-GENERAL MERCHANDISE-3.3%
CompUSA, Inc. (a)                                57,000        1,029,563
Dayton Hudson Corp.                             105,700        5,126,450
Federated Department Stores, Inc. (a)            80,600        4,337,287
Staples, Inc. (a)                                 9,400          272,306
                                                             ------------
                                                              10,765,606
                                                             ------------
                                                              30,682,066

CONSUMER STAPLES-9.1%
COSMETICS-1.8%
Avon Products, Inc.                              76,200        5,905,500

FOOD-4.1%
Campbell Soup Co.                                95,100        5,052,187
General Mills, Inc.                              46,300        3,165,762
Tyson Foods, Inc. Cl.A                          152,100        3,298,669
Whitman Corp.                                    87,300        2,002,444
                                                             ------------
                                                              13,519,062

TOBACCO-3.2%
Philip Morris Cos., Inc.                        194,850        7,672,219
RJR Nabisco Holdings Corp.                      110,900        2,633,875
                                                             ------------
                                                              10,306,094
                                                             ------------
                                                              29,730,656

UTILITIES-8.9%
ELECTRIC & GAS UTILITY-4.3%
Allegheny Energy, Inc.                           56,200        1,693,025
CMS Energy Corp.                                 58,400        2,569,600
Duke Power Energy Corp.                          16,200          959,850
FPL Group, Inc.                                  90,900        5,726,700
NIPSCO Industries, Inc.                          43,000        1,204,000
Pinnacle West Capital Corp.                      19,900          895,500
Texas Utilities Co.                              22,600          940,725
                                                             ------------
                                                              13,989,400

TELEPHONE UTILITY-4.6%
AT&T Corp.                                       61,100        3,490,337
MCI Communications Corp.                         74,900        4,351,222
Teleport Communications
  Group, Inc. Cl.A (a)                           58,000        3,144,688
WorldCom, Inc. (a)                               87,400        4,225,244
                                                             ------------
                                                              15,211,491
                                                             ------------
                                                              29,200,891

CAPITAL GOODS-4.7%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                             35,700        3,248,700

POLLUTION CONTROL-0.2%
USA Waste Services, Inc. (a)                     13,000          641,875

MISCELLANEOUS-3.5%
Allied-Signal, Inc.                             113,800        5,049,875
United Technologies Corp.                        69,700        6,447,250
                                                             ------------
                                                              11,497,125
                                                             ------------
                                                              15,387,700

MULTI INDUSTRY COMPANIES-3.2%
Honeywell, Inc.                                  15,100        1,261,794
Tyco International, Ltd.                        109,200        6,879,600
U.S. Industries, Inc.                            94,800        2,346,300
                                                             ------------
                                                              10,487,694

BASIC INDUSTRIES-1.8%
CHEMICALS-1.6%
Dow Chemical Co.                                 19,200        1,856,400
Praxair, Inc.                                    71,500        3,347,094
                                                             ------------
                                                               5,203,494

CONTAINERS-0.2%
Sealed Air Corp. (a)                             23,000          845,250
                                                             ------------
                                                               6,048,744


B-5


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.3%
AEROSPACE-1.3%
General Dynamics Corp.                           90,800    $   4,222,200

TRANSPORTATION-0.7%
RAILROAD-0.7%
Canadian Pacific, Ltd. (b)                       42,900        1,217,287
Union Pacific Corp.                              28,200        1,244,325
                                                             ------------
                                                               2,461,612

CONSUMER MANUFACTURING-0.2%
APPLIANCES-0.2%
Sunbeam Corp.                                    49,900          517,713

Total Common Stocks &
  Other Investments
  (cost $271,198,857)                                        309,461,421


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.6%
COMMERCIAL PAPER-5.3%
American Express Co.
  5.57%, 7/01/98                               $  4,100    $   4,100,000
  5.60%, 7/07/98                                  4,389        4,384,903
Ford Motor Credit Corp.
  5.70%, 7/02/98                                  4,600        4,599,272
Prudential Funding Corp.
  5.75%, 7/06/98                                  4,500        4,496,406
                                                             ------------
                                                              17,580,581

TIME DEPOSIT-0.3%
State Street Cayman Islands
  5.25%, 7/01/98                                    979          979,000
Total Short-Term Investments
  (amortized cost $18,559,581)                                18,559,581

TOTAL INVESTMENTS-99.9%
  (cost $289,758,438)                                        328,021,002
Other assets less liabilities-0.1%                               246,543

NET ASSETS-100%                                            $ 328,267,545


(a)  Non-income producing security.

(b)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-6


SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
DENMARK-5.2%
GOVERNMENT OBLIGATION-5.2%
Kingdom of Denmark
  9.00%, 11/15/00              DKK                2,000      $   320,780

FRANCE-4.2%
GOVERNMENT OBLIGATION-4.2%
Government of France
  7.75%, 4/12/00 (a)           FRF                1,500          263,741

GERMANY-22.1%
DEBT OBLIGATIONS-12.9%
Bayerische Landesbank
  5.25%, 1/29/99 (a)           US$                  300          298,500
Bremer Landesbank
  Kreditanstalt Oldenburg
  6.375%, 12/29/99 (a)                              500          503,000
                                                             ------------
                                                                 801,500

GOVERNMENT OBLIGATION-9.2%
Government of Germany
  5.75%, 8/22/00 (a)           DEM                1,000          573,346
                                                             ------------
                                                               1,374,846

ITALY-9.3%
GOVERNMENT OBLIGATION-9.3%
Republic of Italy
  6.00%, 2/15/00 (A)           ITL            1,000,000          576,502

NEW ZEALAND-6.5%
DEBT OBLIGATION-3.3%
International Bank for
  Reconstruction &
  Development
  7.00%, 9/18/00 (a)           NZ$                  400          205,538

GOVERNMENT OBLIGATION-3.2%
Government of New Zealand
  6.50%, 2/15/00 (a)                                380          195,657
                                                             ------------
                                                                 401,195

NORWAY-4.3%
GOVERNMENT OBLIGATION-4.3%
Kingdom of Norway
  9.00%, 1/31/99 (a)           NOK                2,000          266,215

POLAND-4.8%
GOVERNMENT/AGENCY OBLIGATION-4.8%
Government of Poland
  Treasury Bill
  21.29%, 9/30/98 (b)          PLN                1,100          299,180

SPAIN-5.2%
GOVERNMENT OBLIGATION-5.2%
Government of Spain
  6.75%, 4/15/00 (a)           ESP               48,000          326,312

SWEDEN-6.7%
GOVERNMENT OBLIGATION-6.7%
Kingdom of Sweden
  10.25%, 5/05/00 (a)          SEK                3,000          414,907

UNITED STATES-29.9%
DEBT OBLIGATIONS-14.5%
Bank Nederlandse
  Gemeenten NV
  5.875%, 4/19/99 (a)          US$                  300          299,700
Rabobank Nederland
  6.25%, 12/31/99 (a)                               300          302,100
Suedwest Deutsche
  Landesbank
  5.75%, 12/20/99 (a)                               300          298,950
                                                             ------------
                                                                 900,750

GOVERNMENT/AGENCY OBLIGATIONS-8.9%
FNMA Global
  7.00%, 9/26/00 (a)           NZ$                  500          255,362
U.S. Treasury Note
  5.875%, 8/31/99              US$                  300          301,173
                                                             ------------
                                                                 556,535

TIME DEPOSIT-6.5%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    404          404,000
                                                             ------------
                                                               1,861,285

TOTAL INVESTMENTS-98.2%
  (cost $6,391,416)                                            6,104,963
Other assets less liabilities-1.8%                               111,651

NET ASSETS-100%                                              $ 6,216,614


(a) Securities, or portion thereof, with an aggregate market value of $4,486,149 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents yield to maturity at purchase date.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-7


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY OBLIGATIONS-67.5%
FEDERAL AGENCIES-45.8%
Federal Home Loan Bank
  5.67%, 1/14/00                                 $5,000     $  5,000,800
Federal National Mortgage Association
  5.25%, 1/15/03                                  1,500        1,472,340
  6.50%, 5/01/13                                    792          796,664
  7.00%, 4/01/26                                  1,459        1,480,232
  7.00%, 5/01/28                                  1,957        1,985,952
Government National Mortgage Association
  6.50%, 3/15/28                                  1,824        1,819,702
  7.00%, 7/15/23                                     69           70,548
  7.00%, 7/15/27                                    965          980,575
  7.00%, 2/15/28                                    789          802,002
  7.00%, 3/15/28                                  1,084        1,101,403
  7.50%, 6/15/27                                  1,431        1,470,374
  7.50%, 3/15/28                                  1,487        1,528,430
Student Loan Marketing Association
  6.05%, 9/14/00                                  1,000        1,006,410
                                                             ------------
                                                              19,515,432

U.S. TREASURY SECURITIES-21.7%
U.S. Treasury Bond
  6.125%, 11/15/27                                5,280        5,657,837
U.S. Treasury Notes
  6.50%, 8/31/01                                    125          128,398
  6.50%, 5/31/02                                  1,575        1,627,416
  6.875%, 5/15/06                                 1,700        1,840,777
                                                             ------------
                                                               9,254,428

Total U.S. Government/Agency Obligations
  (cost $28,549,770)                                          28,769,860

CORPORATE DEBT OBLIGATIONS-20.2%
FINANCE-1.5%
Goldman Sachs Group LP
  7.25%, 10/01/05 (a)                               500          529,576
Wachovia Corp.
  6.375%, 4/15/03                                    75           76,020
                                                             ------------
                                                                 605,596

INDUSTRIAL-9.2%
Comcast Corp.
  8.375%, 5/01/07                                 1,000        1,124,941
Computer Associates International, Inc.
  6.375%, 4/15/05 (a)                             1,350        1,357,788
Time Warner, Inc.
  9.125%, 1/15/13                                 1,170        1,443,092
                                                             ------------
                                                               3,925,821

YANKEE BONDS-9.5%
Australian Gas Light Company
  6.40%, 4/15/08 (a)                              1,150        1,168,218
CS First Boston
  6.50%, 5/01/08 (a)                              1,000        1,011,497
Sony Corp.
  6.125%, 3/04/03                                 1,350        1,354,212
St. George Bank, Ltd.
  7.15%, 10/15/05 (a)                               500          518,935
                                                             ------------
                                                               4,052,862

Total Corporate Debt Obligations
  (cost $8,457,027)                                            8,584,279

SHORT-TERM INVESTMENT-11.3%
TIME DEPOSIT-11.3%
State Street Bank and Trust Co.
  5.25%, 7/01/98
  (cost $4,809,000)                               4,809        4,809,000

TOTAL INVESTMENTS-99.0%
  (cost $41,815,797)                                          42,163,139
Other assets less liabilities-1.0%                               435,052

NET ASSETS-100%                                             $ 42,598,191


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $4,586,014 or 10.8% of net assets.

     See Notes to Financial Statements.


B-8


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-61.0%
FINANCE-13.3%
BANKING-MONEY CENTER-4.7%
Chase Manhattan Corp.                            19,200     $  1,449,600
Citicorp                                          7,000        1,044,750
                                                             ------------
                                                               2,494,350

BANKING-REGIONAL-2.3%
First Union Corp.                                14,400          838,800
NationsBank Corp.                                 5,400          413,100
                                                             ------------
                                                               1,251,900

BROKERAGE & MONEY MANAGEMENT-0.6%
Morgan Stanley Dean Witter and Co.                3,410          311,589

INSURANCE-1.8%
Conseco, Inc.                                     3,000          140,250
Hartford Life, Inc. Cl.A                          3,600          204,975
PennCorp Financial Group, Inc.                    5,400          110,700
Travelers Group, Inc.                             2,250          136,406
Travelers Property Casualty
  Corp. Cl.A                                      8,300          355,863
                                                             ------------
                                                                 948,194

MORTGAGE BANKING-0.8%
Federal National Mortgage Assn.                   7,100          431,325
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                    223               76
                                                             ------------
                                                                 431,401

MISCELLANEOUS-3.1%
Associates First Capital Corp.
  Cl.A                                            4,400          338,250
Household International, Inc.                    14,400          716,400
MBNA Corp.                                        9,500          313,500
PMI Group, Inc.                                   4,200          308,175
                                                             ------------
                                                               1,676,325
                                                             ------------
                                                               7,113,759

HEALTH CARE-8.0%
BIOTECHNOLOGY-0.7%
Centocor, Inc. (a)                                5,300          192,291
Genzyme Corp. (a)                                 6,300          160,256
                                                             ------------
                                                                 352,547

DRUGS-3.4%
Bristol-Myers Squibb Co.                         11,300        1,298,794
Merck & Co., Inc.                                 3,700          494,875
                                                             ------------
                                                               1,793,669

MEDICAL PRODUCTS-1.2%
Abbott Laboratories                              16,400          670,350

MEDICAL SERVICES-2.7%
Columbia HCA/Healthcare Corp.                    18,050          525,706
PacifiCare Health Systems, Inc. Cl.B (a)          5,400          477,056
United Healthcare Corp.                           7,300          463,550
                                                             ------------
                                                               1,466,312
                                                             ------------
                                                               4,282,878

TECHNOLOGY-7.8%
COMMUNICATIONS EQUIPMENT-0.2%
PairGain Technologies, Inc.                       5,600           97,475

COMPUTER HARDWARE-1.1%
Compaq Computer Corp.                            20,000          567,500

COMPUTER SERVICES-2.3%
Electronic Data Systems Corp.                    10,500          420,000
First Data Corp.                                 24,600          819,488
                                                             ------------
                                                               1,239,488

COMPUTER SOFTWARE-0.6%
Oracle Corp. (a)                                 13,100          321,359

NETWORKING SOFTWARE-1.1%
Cisco Systems, Inc. (a)                           5,300          488,097
FORE Systems, Inc. (a)                            4,600          121,756
                                                             ------------
                                                                 609,853

SEMI-CONDUCTOR COMPONENTS-1.8%
Altera Corp. (a)                                 12,900          380,953
Atmel Corp. (a)                                  21,200          288,850
National Semiconductor Corp. (a)                  1,600           21,100
Xilinx, Inc. (a)                                  7,600          258,638
                                                             ------------
                                                                 949,541

MISCELLANEOUS-0.7%
Solectron Corp. (a)                               8,900          374,356
                                                             ------------
                                                               4,159,572

ENERGY-6.4%
DOMESTIC INTEGRATED-1.6%
USX-Marathon Group                               25,100          861,244

DOMESTIC PRODUCERS-1.2%
Apache Corp.                                     12,400          390,600
Murphy Oil Corp.                                  2,550          129,253
Union Pacific Resources Group, Inc.               5,400           94,837
                                                             ------------
                                                                 614,690

INTERNATIONAL-1.6%
Mobil Corp.                                       1,600          122,600
Texaco, Inc.                                     12,400          740,125
                                                             ------------
                                                                 862,725


B-9


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
OIL SERVICE-1.6%
BJ Services Co. (a)                               3,600     $    104,625
Dresser Industries, Inc.                          7,700          339,281
Halliburton Co.                                   6,600          294,113
Noble Drilling Corp. (a)                          5,700          137,156
                                                             ------------
                                                                 875,175

MISCELLANEOUS-0.4%
AES Corp. (a)                                     4,000          210,250
                                                             ------------
                                                               3,424,084

CONSUMER SERVICES-6.1%
AIRLINES-0.8%
Northwest Airlines Corp. Cl.A (a)                 6,100          235,422
UAL Corp. (a)                                     2,100          163,800
                                                             ------------
                                                                 399,222

APPAREL-0.3%
Nautica Enterprises, Inc. (a)                     6,800          182,750

BROADCASTING & CABLE-0.9%
A.H. Belo Corp. Series A                         18,800          458,250

ENTERTAINMENT & LEISURE-1.4%
Eastman Kodak Co.                                 3,000          219,188
Harley-Davidson, Inc.                             9,400          364,250
Mirage Resorts, Inc. (a)                          8,800          187,550
                                                             ------------
                                                                 770,988

PRINTING & PUBLISHING-0.6%
Donnelley (R.R.) & Sons Co.                       6,800          311,100

RETAIL-GENERAL MERCHANDISE-2.1%
CompUSA, Inc. (a)                                 6,200          111,987
Dayton Hudson Corp.                              11,200          543,200
Federated Department Stores, Inc. (a)             8,100          435,881
Staples, Inc. (a)                                 1,000           28,969
                                                             ------------
                                                               1,120,037
                                                             ------------
                                                               3,242,347

CONSUMER STAPLES-5.8%
COSMETICS-1.2%
Avon Products, Inc.                               8,200          635,500

FOOD-2.6%
Campbell Soup Co.                                 9,400          499,375
General Mills, Inc.                               4,900          335,037
Tyson Foods, Inc. Cl.A                           16,700          362,181
Whitman Corp.                                     9,700          222,494
                                                             ------------
                                                               1,419,087

TOBACCO-2.0%
Philip Morris Cos., Inc.                         20,000          787,500
RJR Nabisco Holdings Corp.                       11,700          277,875
                                                             ------------
                                                               1,065,375
                                                             ------------
                                                               3,119,962

UTILITIES-5.7%
ELECTRIC & GAS UTILITY-2.8%
Allegheny Energy, Inc.                            6,200          186,775
CMS Energy Corp.                                  6,200          272,800
Duke Power Energy Corp.                           1,700          100,725
FPL Group, Inc.                                   9,500          598,500
NIPSCO Industries, Inc.                           4,600          128,800
Pinnacle West Capital Corp.                       2,300          103,500
Texas Utilities Co.                               2,400           99,900
                                                             ------------
                                                               1,491,000

TELEPHONE UTILITY-2.9%
AT&T Corp.                                        6,400          365,600
MCI Communications Corp.                          7,900          458,941
Teleport Communications
  Group, Inc. Cl.A (a)                            5,200          281,937
WorldCom, Inc. (a)                                9,300          449,597
                                                             ------------
                                                               1,556,075
                                                             ------------
                                                               3,047,075

CAPITAL GOODS-3.1%
ELECTRICAL EQUIPMENT-0.7%
General Electric Co.                              3,800          345,800

POLLUTION CONTROL-0.1%
USA Waste Services, Inc. (a)                      1,400           69,125

MISCELLANEOUS-2.3%
Allied-Signal, Inc.                              12,000          532,500
United Technologies Corp.                         7,500          693,750
                                                             ------------
                                                               1,226,250
                                                             ------------
                                                               1,641,175

MULTI INDUSTRY COMPANIES-2.3%
Honeywell, Inc.                                   1,700          142,056
Tyco International, Ltd.                         13,200          831,600
U.S. Industries, Inc.                            10,100          249,975
                                                             ------------
                                                               1,223,631

BASIC INDUSTRIES-1.1%
CHEMICALS-1.0%
Dow Chemical Co.                                  2,000          193,375
Praxair, Inc.                                     7,800          365,138
                                                             ------------
                                                                 558,513

CONTAINERS-0.1%
Sealed Air Corp. (a)                              1,000           36,750
                                                             ------------
                                                                 595,263


B-10


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.9%
AEROSPACE-0.9%
General Dynamics Corp.                            9,700     $    451,050

TRANSPORTATION-0.4%
RAILROAD-0.4%
Canadian Pacific, Ltd. (b)                        3,200           90,800
Union Pacific Corp.                               3,100          136,788
                                                             ------------
                                                                 227,588

CONSUMER MANUFACTURING-0.1%
APPLIANCES-0.1%
Sunbeam Corp.                                     5,200           53,950

Total Common Stocks &
  Other Investments
  (cost $28,336,869)                                          32,582,334


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-31.6%
U.S. Treasury Notes
  4.75%, 8/31/98                                 $2,317     $  2,315,193
  5.50%, 2/15/08                                  1,500        1,499,055
  6.50%, 10/15/06                                 8,900        9,450,643
  7.25%, 8/15/04                                  3,355        3,650,139

Total U.S. Government Obligations
  (cost $16,438,042)                                          16,915,030

SHORT-TERM INVESTMENT-7.3%
TIME DEPOSIT-7.3%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $3,899,000)                     3,899        3,899,000

TOTAL INVESTMENTS-99.9%
  (cost $48,673,911)                                          53,396,364
Other assets less liabilities-0.1%                                40,738

NET ASSETS-100%                                             $ 53,437,102


(a)  Non-income producing security.

(b)  Country of origin--Canada.

     See Notes to Financial Statements.


B-11


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-93.9%
AUSTRALIA-0.3%
Normandy Mining, Ltd.                           250,000     $    204,847

BRAZIL-2.3%
Telecomunicacoes Brasileiras,
  SA (ADR)                                       15,000        1,637,812

CANADA-0.8%
Newcourt Credit Group, Inc.                      11,500          548,214

DENMARK-1.7%
Ratin A/S Series B                                6,000        1,270,835

FINLAND-8.2%
Nokia AB OY Corp.
  Series A                                       60,000        4,417,037
Orion-Yhtymae OY Cl.B                            49,564        1,528,232
                                                             ------------
                                                               5,945,269

FRANCE-6.1%
Sanofi SA                                        14,700        1,728,783
SEITA                                            17,000          770,465
Total, SA Cl.B                                   15,000        1,950,146
Union des Assurances Federales                      100           15,763
                                                             ------------
                                                               4,465,157

GERMANY-6.6%
Adidas AG                                         9,000        1,569,492
Merck KG                                          4,420          198,275
ProSieben Media AG pfd. (a)                      21,985        1,139,814
Volkswagen AG                                     1,500        1,449,721
Wella AG pfd.                                       400          448,030
                                                             ------------
                                                               4,805,332

HONG KONG-2.9%
Cheung Kong Holdings, Ltd.                      120,400          592,055
Dickson Concepts
International, Ltd.                              97,500          135,906
Hong Kong Electric
Holdings, Ltd.                                  100,000          309,757
Hutchison Whampoa, Ltd.                         200,000        1,055,756
                                                             ------------
                                                               2,093,474

ITALY-4.1%
Credito Italiano                                350,000        1,832,982
Telecom Italia SpA                              160,000        1,178,331
                                                             ------------
                                                               3,011,313

JAPAN-14.3%
Bridgestone Corp.                                40,000          948,868
Canon, Inc.                                      28,000          637,883
Daito Trust Construction Co., Ltd.                1,100            8,353
Daiwa Securities Co., Ltd.                      180,000          777,175
Fuji Photo Film Co. (b)                          19,000          663,702
Honda Motor Co. (b)                              35,000        1,250,452
Japan Tobacco, Inc.                                  65          441,419
Nintendo Corp. Ltd.                              10,000          929,341
Orix Corp.                                        7,000          474,362
Rohm Co.                                          9,000          927,533
Sankyo Co., Ltd.                                 10,000          228,539
Sony Corp. (b)                                   12,000        1,037,101
TDK Corp.                                        13,000          963,694
Tokai Bank                                       91,000          502,813
Yamanouchi Pharmaceutical Co., Ltd.              32,000          668,836
                                                             ------------
                                                              10,460,071

MEXICO-1.0%
Coca-Cola Femsa, SA (ADS)                         7,600          132,050
Pan American Beverage, Inc. Cl.A                 20,000          628,750
                                                             ------------
                                                                 760,800

NETHERLANDS-13.4%
Akzo Nobel NV (a)                                18,000        4,004,231
ASM Lithography Holding NV                       30,000          888,451
ING Groep NV                                     40,000        2,621,080
Philips Electronics                              12,000        1,009,470
Wolters Kluwer NV                                 9,295        1,276,676
                                                             ------------
                                                               9,799,908

NORWAY-1.5%
Stolt Comex Seaway, SA                           40,000          772,500
  Cl.A (a)                                       20,000          347,500
                                                             ------------
                                                               1,120,000

SOUTH KOREA-0.0%
SK Telecom Co., Ltd. (ADR)                          729            4,060

SPAIN-3.9%
Tabacalera, SA Series A                          70,000        1,433,323
Telefonica de Espana                             30,000        1,387,023
                                                             ------------
                                                               2,820,346

SWEDEN-2.9%
Astra AB Series A                                60,000        1,226,178
Sparbanken Sverige AB
  Series A                                       10,000          300,903
Volvo AB Series B                                20,000          595,537
                                                             ------------
                                                               2,122,618

SWITZERLAND-10.1%
Ciba Specialty Chemicals AG (a)                  11,000        1,414,680
Nestle, SA                                        1,400        3,000,991
Novartis AG (a)                                   1,000        1,666,777
Zurich Versicherungsgesellschaft                  2,025        1,294,459
                                                             ------------
                                                               7,376,907

UNITED KINGDOM-13.8%
Bank of Scotland                                 90,000        1,008,332
BPB Plc                                         140,000          848,541
Compass Group Plc                               120,000        1,380,508
Diageo Plc                                      189,999        2,252,413
Granada Group Plc                                40,000          736,004


B-12


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Ladbroke Group Plc                              370,000     $  2,032,526
Tomkins Plc                                     190,000        1,031,833
United Assurance Group Plc                       70,000          663,873
United News Media Plc                            10,000          139,921
                                                             ------------
                                                              10,093,951

Total Common & Preferred Stocks
  (cost $59,764,668)                                          68,540,914


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.7%
TIME DEPOSIT -5.7%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $4,211,000)                    $4,211     $  4,211,000

TOTAL INVESTMENTS-99.6%
  (cost $63,975,668)                                          72,751,914
Other assets less liabilities-0.4%              262,927

NET ASSETS-100%                                             $ 73,014,841


(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $2,951,255 have been segregated to collateralized forward exchange currency contracts.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-13


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-83.1%
Associates Corp. of North America
  6.15%, 7/01/98                                 $2,000     $  2,000,000
Bank of America
  5.53%, 8/17/98                                  4,000        3,971,121
Bankers Trust
  5.52%, 9/15/98                                  4,000        3,953,387
Cargill Financial Services Corp.
  5.60%, 7/15/98                                  4,000        3,991,289
Colgate Palmolive Co.
  5.53%, 8/28/98                                  4,000        3,964,362
Dupont (E. I.) de Nemours & Co.
  5.54%, 8/12/98                                  4,000        3,974,147
Ford Motor Credit Corp.
  5.55%, 7/15/98                                  4,000        3,991,367
General Electric Capital Corp.
  5.53%, 9/21/98                                  4,000        3,949,615
General Motors Acceptance Corp.
  5.54%, 8/17/98                                  4,000        3,971,069
General Re Corp.
  5.60%, 7/31/98                                  4,000        3,981,333
Henkel Corp.
  5.52%, 8/11/98                                  3,000        2,981,140
Household Finance Corp.
  5.57%, 7/15/98                                  4,000        3,991,336
Koch Industries
  6.30%, 7/01/98 (a)                              4,000        4,000,000
Merrill Lynch & Co., Inc.
  5.57%, 7/29/98                                  4,000        3,982,671
Morgan Stanley Group, Inc.
  6.25%, 7/01/98                                  3,458        3,458,000
Norwest Corp.
  5.54%, 8/31/98                                  4,000        3,962,451
Prudential Funding Corp.
  6.45%, 7/01/98                                  4,000        4,000,000
Salomon Smith Barney, Inc.
  5.55%, 8/12/98                                  4,000        3,974,100

Total Commercial Paper
  (amortized cost $68,097,388)                                68,097,388

U.S. GOVERNMENT & AGENCY OBLIGATIONS-7.3%
Federal Home Loan Bank
  5.44%, 7/30/98 FRN                              3,000        2,999,817
  5.65%, 3/12/99                                  3,000        3,000,000

Total U.S. Government &
  Agency Obligations
  (amortized cost $5,999,817)                                  5,999,817

CERTIFICATE OF DEPOSIT-4.9%
First Tennessee Bank
  5.57%, 7/30/98
  (amortized cost $4,000,000)                     4,000        4,000,000

PROMISSORY NOTE-4.9%
Goldman Sachs Group LP FRN
  5.66%, 11/24/98 (a)
  (amortized cost $4,000,000)                     4,000        4,000,000

TOTAL INVESTMENTS-100.2%
  (cost $82,097,205)                                          82,097,205
Other assets less liabilities-(0.2%)                            (173,146)

NET ASSETS-100%                                             $ 81,924,059


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 30, 1998, the aggregate market value of these securities amounted to $8,000,000 or 9.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-14


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-70.7%
OTHER SOVEREIGN DEBT-29.0%
ARGENTINA-6.0%
Province of Tucuman
  9.45%, 8/01/04 (a)                             $  714     $    662,906
Republic of Argentina Global Bond
  11.375%, 1/30/17                                  250          265,250
                                                             ------------
                                                                 928,156

COLOMBIA-3.1%
Republic of Colombia
  8.625%, 4/01/08                                   500          475,500

MEXICO-4.0%
United Mexican States
  9.875%, 1/15/07                                   600          624,000

RUSSIA-12.5%
Russian IAN FRN
  6.625%, 12/15/15                                1,769          983,415
Russian Ministry of Finance
  12.75%, 6/24/28 (a)                               350          312,812
Russian Principal Loans FRN
  6.625%, 12/15/20 (b)                            1,350          628,965
                                                             ------------
                                                               1,925,192

SOUTH KOREA-3.0%
Republic of Korea
  8.875%, 4/15/08                                   500          458,750

TRINIDAD & TOBAGO-0.4%
Republic of Trinidad & Tobago
  11.75%, 10/03/04                                   50           57,925

Total Other Sovereign Debt
  (cost $5,050,562)                                            4,469,523

NON-COLLATERALIZED BRADY BONDS-33.5%
BRAZIL-14.3%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (c)                              2,019        1,488,839
Republic of Brazil FRN
  6.688%, 4/15/12                                 1,020          712,776
                                                             ------------
                                                               2,201,615

BULGARIA-3.1%
Republic of Bulgaria FLIRB
  2.25%, 7/28/12 (d)                                800          483,040

ECUADOR-5.0%
Republic of Ecuador FRN
  6.625%, 2/27/15 (e)                             1,335          767,742

PANAMA-2.6%
Republic of Panama PDI FRN
  6.562%, 7/17/16 (f)                               521          395,759

PERU-3.8%
Republic of Peru FLIRB
  3.25%, 3/07/17 (a)(d)                             500          281,250
Republic of Peru PDI
  4.00%, 3/07/17 (d)                                500          308,150
                                                             ------------
                                                                 589,400

VENEZUELA-4.7%
Republic of Venezuela
  6.625%, 12/18/07                                  452          369,821
Republic of Venezuela
  FLIRB FRN
  6.625%, 3/31/07                                   429          355,714
                                                             ------------
                                                                 725,535

Total Non-Collateralized Brady Bonds
  (cost $5,474,930)                                            5,163,091

COLLATERALIZED BRADY BONDS-8.2%
ARGENTINA-2.2%
Republic of Argentina Euro
  Par Bonds FRN
  5.75%, 3/31/23                                    460          342,412

BULGARIA-1.5%
Republic of Bulgaria Series A
  Discount FRN
  6.563%, 7/28/24                                   300          229,140

ECUADOR-4.5%
Republic of Ecuador Discount
  Bonds FRN
  6.625%, 2/28/25                                   430          298,850
Republic of Ecuador Par Bonds
  3.50%, 2/28/25                                    750          404,100
                                                             ------------
                                                                 702,950

Total Collateralized Brady Bonds
  (cost $1,298,752)                                            1,274,502

Total Sovereign Debt Obligations
  (cost $11,824,244)                                          10,907,116

CORPORATE DEBT OBLIGATIONS-23.9%
INDUSTRIAL-11.0%
Impsat Corp.
  12.125%, 7/15/03                                  300          309,750
Petroleos Mexicanos
  9.25%, 3/30/18 (a)                              1,500        1,387,500
                                                             ------------
                                                               1,697,250


B-15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
TELEPHONE-1.7%
Interamericas Communications
  14.00%, 10/27/07 (a)(g)                          $100     $     99,000
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (a)(h)                            150          167,625
                                                             ------------
                                                                 266,625

TRANSPORTATION-1.0%
Navigator Gas Transport Plc
  10.50%, 6/30/07 (a)                               150          157,125

YANKEE BONDS-10.2%
Cantv Finance Ltd.
  9.25%, 2/01/04                                    500          473,750
Conecel
  14.00%, 5/01/02 (a)                               400          400,000
Fugi Jgb Investment LLC
  9.87%, 12/31/49 (a)(d)                            200          176,065
Innova S de R.L.
  12.875%, 4/01/07 (a)                              500          506,250
Transportacion Maritima
  Mexicana SA
  9.25%, 5/15/03                                     12           11,040
                                                             ------------
                                                               1,567,105

Total Corporate Debt Obligations
  (cost $3,849,773)                                            3,688,105

TOTAL INVESTMENTS-94.6%
  (cost $15,674,017)                                          14,595,221
Other assets less liabilities-5.4%                               829,721

NET ASSETS-100%                                             $ 15,424,942


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998 the aggregate market value of these securities amounted to $4,150,533 or 26.9% of net assets.

(b) Coupon consists of 3.3125% cash payment and 3.3125% paid in kind of Russian IAN'S.

(c)  Coupon consists of 5.0% cash payment and 3.0% paid-in-kind.

(d) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1998.

(e)  Coupon consists of 3.25% cash payment and 3.375% paid-in-kind.

(f)  Coupon consists of 4.00% cash payment and 2.5625% paid-in-kind.

(g)  Security trades with warrants expiring in October 2007.

(h) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-16


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-16.6%
GOVERNMENT OBLIGATIONS-16.6%
Republic of Argentina
  Pensioner-Bocon Pre I FRN
  2.99%, 4/01/01               ARS                  238     $    214,147
  Pensioner-Bocon Pre III FRN
  2.99%, 9/01/02                                     63           51,766
  Supplier-Bocon Pro I FRN
  2.99%, 4/01/07                                  7,638        5,400,980
                                                             ------------
                                                               5,666,893

CANADA-6.5%
GOVERNMENT/AGENCY OBLIGATIONS-6.5%
Government of Canada
  6.50%, 6/01/04               CA$                  850          611,153
Province of British Columbia
  8.00%, 9/08/23                                    400          348,748
Province of Manitoba
  7.75%, 12/22/25                                   450          389,751
Province of Ontario
  8.25%, 12/01/05                                   275          217,806
Province of Quebec
  7.75%, 3/30/06                                    325          249,878
Province of Saskatchewan
  9.60%, 2/04/22                                    400          403,711
                                                             ------------
                                                               2,221,047

MEXICO-23.7%
GOVERNMENT/AGENCY OBLIGATIONS-23.7%
Mexican Treasury Bills (a)
  19.75%, 12/17/98             MXP               30,417        3,043,090
  19.99%, 7/02/98                                 7,369          819,079
  20.18%, 5/06/99                                 7,341          672,244
  20.72%, 3/11/99                                11,567        1,094,314
  21.38%, 8/27/98                                 5,120          550,301
  21.93%, 6/03/99                                21,660        1,952,339
                                                             ------------
                                                               8,131,367

UNITED STATES-52.4%
FEDERAL AGENCY/OBLIGATIONS-2.3%
Federal Home Loan Bank
  7.26%, 9/06/01               US$                  200          208,812
Federal Home Loan Mortgage
  Corp.
  6.13%, 8/19/99                                    150          150,633
Federal National Mortgage
  Association
  5.05%, 11/10/98                                   305          303,999
Government National Mortgage
  Association
  9.00%, 9/15/24                                    111          119,091
                                                             ------------
                                                                 782,535

U.S. GOVERNMENT OBLIGATIONS-20.7%
U.S. Treasury Notes
  6.25%, 10/31/01                                 1,300        1,327,014
  6.50%, 4/30/99                                     85           85,678
  7.00%, 7/15/06                                  2,400        2,620,872
  7.125%, 9/30/99                                   320          326,099
  7.25%, 8/15/04                                  2,500        2,719,925
                                                             ------------
                                                               7,079,588

TIME DEPOSIT-29.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                 10,089       10,089,000
                                                             ------------
                                                              17,951,123

TOTAL INVESTMENTS-99.2%
  (cost $33,684,893)                                          33,970,430
Other assets less liabilities-0.8%                               282,948

NET ASSETS-100%                                             $ 34,253,378


(a)  Interest rate represents annualized yield to maturity at purchase date.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-17


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-90.6%
UNITED STATES INVESTMENTS-81.7%
UTILITIES-56.0%
ELECTRIC & GAS UTILITY-30.3%
AGL Resources, Inc.                               6,100     $    121,238
American Electric Power, Inc.                    16,900          766,837
CINergy Corp.                                    22,100          773,500
CMS Energy Corp.                                 18,400          809,600
Consolidated Edison, Inc.                        24,500        1,128,531
DPL, Inc.                                        21,000          380,625
FPL Group, Inc.                                  15,600          982,800
MarketSpan Corp. (a)                              4,600          137,713
MCN Corp.                                         4,600          114,425
New Jersey Resources Corp.                        4,400          157,025
NIPSCO Industries, Inc.                          36,400        1,019,200
Northwest Natural Gas Co.                         5,250          146,836
People's Energy Corp.                             3,600          139,050
Pinnacle West Capital Corp.                      25,000        1,125,000
Questar Corp.                                     7,000          137,375
                                                             ------------
                                                               7,939,755

TELEPHONE UTILITY-25.0%
Ameritech Corp.                                  19,400          870,575
AT&T Corp.                                       12,560          717,490
Bell Atlantic Corp.                              12,800          584,000
BellSouth Corp.                                   7,400          496,725
Frontier Corp.                                   21,000          661,500
GTE Corp.                                        10,500          584,062
Telephone and Data Systems, Inc.                  6,000          236,250
Teleport Communications Group, Inc.
  Cl.A (a)                                       13,600          737,375
US West Communications Group                     10,800          507,600
WorldCom, Inc.                                   24,000        1,160,250
                                                             ------------
                                                               6,555,827

MISCELLANEOUS-0.7%
Sempra Energy (a)                                 6,165          171,079
                                                             ------------
                                                              14,666,661

CONSUMER SERVICES-14.8%
BROADCASTING & CABLE-9.9%
AirTouch Communications, Inc. Cl.C
  4.25% cv. pfd.                                 10,100          833,250
Comcast Corp. Cl.A                               18,000          730,687
Omnipoint Corp.
  7.00% cv. pfd. (a)(b)                          11,000          522,500
TCI Communications, Inc. Series A
  $2.125 cv. pfd.                                 6,200          516,150
                                                             ------------
                                                               2,602,587

ENTERTAINMENT & LEISURE-4.9%
Cablevision Systems Corp. Series I
  8.50% cv. pfd.                                 20,000        1,278,750
                                                             ------------
                                                               3,881,337

ENERGY-8.7%
DOMESTIC PRODUCERS-3.4%
The Williams Cos., Inc.
  3.50% pfd.                                      4,700          747,300
Washington Gas Light Co.                          5,600          149,800
                                                             ------------
                                                                 897,100

PIPELINES-1.8%
Enron Corp.                                       5,800          313,562
Piedmont Natural Gas Co., Inc.                    5,100          171,488
                                                             ------------
                                                                 485,050

MISCELLANEOUS-3.5%
AES Corp. (a)                                    17,200          904,075
                                                             ------------
                                                               2,286,225

MULTI INDUSTRY COMPANIES-1.3%
Southwest Gas Corp.                               7,000          171,063
Wicor, Inc.                                       7,000          161,875
                                                             ------------
                                                                 332,938

TECHNOLOGY-0.9%
COMMUNICATION EQUIPMENT-0.9%
NTL, Inc. (a)                                     4,172          223,072
Total United States Investments
  (cost $15,493,008)                                          21,390,233

FOREIGN INVESTMENTS-8.9%
BRAZIL-2.5%
Companhia Energetica de
  Minas Gerais (ADR)                              1,958           60,606
Companhia Paranaense de
  Energia-Copel pfd. (ADR)                        4,700           43,475
Companhia Riograndense de
  Telecom pfd.                                  129,000          140,650
Telecomunicacoes Brasileiras,
  SA (ADR)                                        3,800          414,913
                                                             ------------
                                                                 659,644

FINLAND-1.4%
Nokia Corp. (ADR)                                 5,000          362,812

KOREA-0.5%
Korea Electric Power Corp.                        4,020           42,893
SK Telecom Co., Ltd. (ADR)                       15,244           84,795
                                                             ------------
                                                                 127,688

MEXICO-2.3%
Telefonos de Mexico, SA
  Series L (ADR)                                 12,400          595,975


B-18

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PERU-0.5%
Telefonica del Peru, SA
  Cl.B                                           62,000     $    127,694

PHILIPPINES-0.5%
Philippine Long Distance
  Telephone Co. Series III
  3.50% cv. pfd. (ADR)                            6,000          135,750

SWEDEN-1.2%
Ericsson (L.M.) Telephone Co. Cl.B (ADR)         11,200          321,300

Total Foreign Investments
  (cost $2,044,985)                                            2,330,863

Total Common & Preferred Stocks
  (cost $17,537,993)                                          23,721,096


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-9.1%
COMMERCIAL PAPER-9.1%
American Express Co.
  5.95%, 7/02/98                                  1,200        1,199,801
Ford Motor Credit Corp.
  5.61%, 7/06/98                                  1,200        1,199,065

Total Short-Term Investments
  (amortized cost $2,398,866)                                  2,398,866

TOTAL INVESTMENTS-99.7%
  (cost $19,936,859)                                          26,119,962
Other assets less liabilities-0.3%                                66,204

NET ASSETS-100%                                             $ 26,186,166


(a)  Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of this security amounted to $522,500 or 2.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-19


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-94.1%
FINANCE-26.5%
BANKING-MONEY CENTER-7.3%
American Express Co.                             42,600       $4,856,400
Automatic Common Exchange
  Security Trust II                              25,000          600,000
Chase Manhattan Corp.                            85,840        6,480,920
Citicorp                                         20,000        2,985,000
NationsBank Corp.                                80,600        6,165,900
The Bank of Tokyo-Mitsubishi,
  Ltd. (ADR)                                     59,400          653,400
                                                             ------------
                                                              21,741,620

BANKING-REGIONAL-1.8%
First Union Corp.                                55,000        3,203,750
Newcourt Credit Group, Inc.                      43,000        2,115,063
                                                             ------------
                                                               5,318,813

BROKERAGE & MONEY MANAGEMENT-0.3%
Morgan Stanley, Dean Witter,
  Discover and Co.                               10,600          968,575

INSURANCE-5.7%
Acceptance Insurance Co.                          9,000          221,062
American International Group, Inc.               70,025       10,223,650
Travelers Group, Inc.                           107,499        6,517,127
                                                             ------------
                                                              16,961,839

INVESTMENT COMPANY-2.8%
TCI Ventures Group
  Series A (a)                                  421,700        8,447,178

REAL ESTATE-4.8%
Alexandria Real Estate
  Equities, Inc.                                 50,800        1,520,825
Arden Realty Group, Inc.                         45,600        1,179,900
Entertainment Properties
  Trust                                          56,000        1,022,000
Excel Realty Trust, Inc.                         60,000        1,728,750
Humphrey Hospitality Trust, Inc.                 99,100          997,194
JP Realty, Inc.                                  38,000          895,375
Koger Equity, Inc.                              100,000        2,018,750
Macerich Co.                                     52,500        1,538,906
Prentiss Properties Trust                        14,000          340,375
Spieker Properties, Inc.                         56,000        2,170,000
Starwood Hotels & Resorts                        19,395          937,021
                                                             ------------
                                                              14,349,096

MISCELLANEOUS-3.8%
Associates First Capital Corp.
  Cl. A                                          26,000        1,998,750
MBNA Corp.                                      230,250        7,598,250
PMI Group, Inc.                                  23,000        1,687,625
                                                             ------------
                                                              11,284,625
                                                             ------------
                                                              79,071,746

TECHNOLOGY-25.4%
COMMUNICATION SERVICES-0.8%
Nextel Communications, Inc.
  Cl. A (a)                                     102,000        2,534,063

COMMUNICATIONS EQUIPMENT-4.5%
ADC Telecommunications, Inc. (a)                 56,000        2,045,750
Ericsson (L.M.) Telephone Co.
  Cl.B (ADR) (b)                                 30,000          860,625
Loral Space & Communications (a)                 55,800        1,576,350
PairGain Technologies, Inc.                     147,000        2,558,719
Sterling Commerce, Inc. (a)                     112,789        5,470,266
Tellabs, Inc. (a)                                11,000          787,531
                                                             ------------
                                                              13,299,241

COMPUTER SERVICES-2.9%
Ceridian Corp. (a)                              148,500        8,724,375

COMPUTER SOFTWARE-4.3%
Networks Associates, Inc. (a)                    74,200        3,550,006
Sterling Software, Inc. (a)                     314,200        9,288,538
                                                             ------------
                                                              12,838,544

ELECTRONICS-1.3%
EMC Corp. (a)                                    24,000        1,075,500
Philips Electronics NV                            8,000          680,000
SCI Systems, Inc. (a)                            57,400        2,159,675
                                                             ------------
                                                               3,915,175

MULTIMEDIA-0.7%
Reuters Group Plc (ADR) (c)                      30,213        2,075,255

NETWORKING SOFTWARE-4.9%
Cisco Systems, Inc. (a)                         148,200       13,648,294
Fore Systems, Inc. (a)                           39,000        1,032,281
                                                             ------------
                                                              14,680,575

SEMI-CONDUCTOR COMPONENTS-1.8%
Texas Instruments, Inc.                          84,000        4,898,250
Xilinx, Inc. (a)                                 16,000          544,500
                                                             ------------
                                                               5,442,750

TELECOM SERVICES-0.3%
Electric Lightware, Inc.
  Cl.A (a)                                       77,800          858,231

TELECOMMUNICATIONS-2.0%
Colt Telecom Group Plc
  (ADR) (a)(c)                                   18,500        2,999,312
Millicom International Cellular,
  SA (a)(d)                                      39,500        1,726,891
Telephone and Data Systems, Inc.                 27,900        1,098,563
                                                             ------------
                                                               5,824,766


B-20


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-1.9%
Sanmina Corp. (a)                                84,000    $   3,630,375
Solectron Corp. (a)                              45,300        1,905,431
                                                             ------------
                                                               5,535,806
                                                             ------------
                                                              75,728,781

CONSUMER SERVICES-13.3%
AIRLINES-3.3%
Continental Airlines, Inc.
  Cl.B (a)                                       67,000        4,078,625
Delta Air Lines, Inc.                            27,000        3,489,750
Northwest Airlines Corp.
  Cl.A (a)                                       11,500          443,828
U.S. Airways Group, Inc. (a)                     10,000          792,500
UAL Corp. (a)                                    11,600          904,800
                                                             ------------
                                                               9,709,503

BROADCASTING & CABLE-3.2%
Tele-Communications, Inc.-
  Liberty Media Group
  Cl.A (a)                                      111,055        4,313,793
Viacom, Inc. Cl.B (a)                            90,900        5,294,925
                                                             ------------
                                                               9,608,718

BUSINESS SERVICES-1.9%
Cendant Corp. (a)                               271,050        5,658,169

ENTERTAINMENT & LEISURE-1.0%
Harley-Davidson, Inc.                            17,800          689,750
Royal Caribbean Cruises, Ltd.                    30,200        2,400,900
                                                             ------------
                                                               3,090,650

PRINTING & PUBLISHING-0.8%
Readers Digest Association, Inc.                 90,000        2,317,500

RETAIL-GENERAL MERCHANDISE-3.1%
Home Depot, Inc.                                 49,150        4,082,522
Office Depot, Inc. (a)                           36,000        1,136,250
The Limited, Inc.                               118,300        3,918,687
                                                             ------------
                                                               9,137,459
                                                             ------------
                                                              39,521,999

UTILITIES-7.3%
TELEPHONE UTILITY-7.3%
Telecomunicacoes Brasilieras,
  SA (ADR) (e)                                   22,400        2,445,800
WorldCom, Inc.
  8.00%, cv. pfd.                               397,784       19,230,370
                                                             ------------
                                                              21,676,170

HEALTH CARE-7.1%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
  3.75%, cv. pfd. (a)(f)                          8,000          194,000

DRUGS-4.9%
Bristol-Myers Squibb Co.                         52,000        5,976,750
Merck & Co., Inc.                                47,900        6,406,625
Schering-Plough Corp.                            25,000        2,290,625
                                                             ------------
                                                              14,674,000

MEDICAL PRODUCTS-1.6%
Boston Scientific Corp. (a)                      43,400        3,108,525
Medtronic, Inc.                                  26,200        1,670,250
                                                             ------------
                                                               4,778,775

MEDICAL SERVICES-0.5%
Columbia HCA/Healthcare Corp.                    18,600          541,725
Quest Medical, Inc. (a)                          38,000          358,625
United Healthcare Corp.                          11,000          698,500
                                                             ------------
                                                               1,598,850
                                                             ------------
                                                              21,245,625

ENERGY-5.1%
OIL SERVICE-5.1%
BJ Services Co. (a)                              47,700        1,386,281
Dresser Industries, Inc.                         94,600        4,168,312
Gulf Canada Resources, Ltd. (g)                 619,300        3,057,794
Halliburton Co.                                  56,800        2,531,150
Nabors Industries, Inc. (a)                      27,000          534,938
Noble Drilling Corp. (a)                         96,000        2,310,000
Transocean Offshore, Inc.                        28,000        1,246,000
                                                             ------------
                                                              15,234,475

CAPITAL GOODS-2.9%
MACHINERY-2.9%
Mannesmann AG (h)                                83,025        8,539,820

CONSUMER STAPLES-2.5%
TOBACCO-2.5%
Loews Corp.                                      46,800        4,077,450
Philip Morris Cos., Inc.                         88,000        3,465,000
                                                             ------------
                                                               7,542,450

MULTI INDUSTRY COMPANIES-1.3%
Tyco International, Ltd.                         62,572        3,942,036

CONSUMER MANUFACTURING-1.1%
AUTO & RELATED-1.1%
Republic Industries, Inc. (a)                   134,000        3,350,000

BUSINESS SERVICES-1.1%
BROADCASTING & CABLE-0.7%
CBS Corp.                                        61,400        1,949,450

PRINTING & PUBLISHING-0.4%
News Corp., Ltd. (ADR)                           35,800        1,150,075
                                                             ------------
                                                               3,099,525


B-21


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-0.5%
CONTAINERS-0.5%
Sealed Air Corp. (a)                             40,900    $   1,503,075

Total Common & Preferred Stocks
  (cost $202,376,157)                                        280,455,702

SHORT-TERM INVESTMENTS-6.1%
US GOVERNMENT & AGENCIES-6.0%
Federal Home Loan Mortgage Corp.
  5.45%, 7/20/98                                 $3,000        2,991,371
  5.45%, 8/24/98                                  3,000        2,975,475
  5.85%, 7/01/98                                  9,000        9,000,000
Federal National Mortgage Assn.
  5.45%, 8/14/98                                  3,000        2,980,016
                                                             ------------
                                                              17,946,862

TIME DEPOSIT-0.1%
State Street Cayman Islands
  5.25%, 7/01/98                                    312          312,000

Total Short-Term Investments
  (amortized cost $18,258,862)                                18,258,862

TOTAL INVESTMENTS-100.2%
  (cost $220,635,019)                                        298,714,564
Other assets less liabilities-(0.2%)                           (485,700)

NET ASSETS-100%                                            $ 298,228,864


(a)  Non-income producing security.

(b)  Country of origin--Sweden.

(c)  Country of origin--United Kingdom.

(d)  Country of origin--Luxembourg.

(e)  Country of origin--Brazil.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of this security amounted to $194,000 or 0.1% of net assets.

(g)  Country of origin--Canada.

(h)  Country of origin--Germany.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-22


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.2%
ARGENTINA-0.6%
Nortel Inversora, SA
  Series B pfd. (ADR)                             7,400     $    184,075
Telecom Argentina, SA (ADR)                       3,700          110,306
                                                             ------------
                                                                 294,381

AUSTRALIA-3.9%
Amrad Corporation, Ltd. (a)                     140,000          169,465
CSL, Ltd.                                       150,700          977,566
GIO Australia Holdings, Ltd.                    140,000          360,134
TAB Corp. Holdings, Ltd.                         66,500          340,559
TAB Ltd. (a)                                     29,200           43,139
                                                             ------------
                                                               1,890,863

AUSTRIA-6.3%
Austria Mikro Systeme
International AG                                  4,270          289,435
Austria Tabakwerke AG                            20,506        1,142,679
Bank Austria AG                                  14,000        1,137,655
  rights (a)                                     14,000           12,138
Boehler-Uddeholm AG                               2,800          185,159
Premier Telesports (a) (b)                        6,600          119,645
Voest-Alpine Stahl AG                             4,000          160,473
                                                             ------------
                                                               3,047,184

BELGIUM-0.9%
Credit Communal Holding Dexia                     2,920          439,688

BOTSWANA-0.3%
Sechaba Breweries, Ltd.                         120,500          159,708

BRAZIL-7.9%
Banco Estado de Sao Paulo,
  SA pfd. (a)                                 3,500,000          161,934
Bardella Industrias
  Mecanicas, SA pfd.                              1,600          162,539
Celese Centrais Eletricas de
  Santa Catarina, SA pfd.                       315,001          239,679
  pfd. (GDR) (c)                                    750           61,603
Companhia Energetica de
  Minas Gerais (ADR)                              4,405          136,363
Companhia Paranaense de
  Energia-Copel (ADR)                             6,300           58,275
Companhia Paulista de
  Forca e Luz pfd.                            2,000,000          204,072
  Receipts pfd. (a)                               1,591              146
Companhia Riograndense de
  Telecom Cl. A pfd.                            354,782          386,823
Empresa Bandeirant de
  Energia, SA pfd. (a)                          816,000           12,911
Eletropaulo Metropolitana pfd.                  816,000           61,383
Empresa Metropolitana de
  Aguas e Energie,
  SA pfd. (a)                                   816,000              635
Empresa Paulista de
  Transmissao de Energia
  Eletrica, SA pfd. (a)                         816,000            2,886
Espirito Santo Centrais
  Electricas, SA                                    324           19,050
Gerdau, SA pfd.                              19,024,144          263,185
Iven, SA pfd. (b)                               588,100          294,673
Light Particpacoes, SA                          480,000              170
Metalurgica Gerdau, SA (b)                      419,660            9,834
  pfd.                                       11,038,243          352,941
Multicanal Participacoes,
  SA (ADR) (a)                                   15,700           77,519
Petroleo Brasileros, SA (ADR)                     7,500          139,335
Telecomunicacoes Brasileiras,
  SA (ADR)                                        9,650        1,053,659
Telepar Cellular, SA pfd. (a)                   129,000           11,710
Telepar Tel Parana pfd. (a)                     129,000           32,346
  rights, (a)                                     4,359                0
Trikem, SA pfd. (a)                          15,000,000           21,400
Uniao de Bancos Brasileiras,
  SA (GDR)                                        2,300           67,850
                                                             ------------
                                                               3,832,921

COLOMBIA-0.1%
Banco de Colombia
  (GDR) (a)(c)                                    8,400           37,548

CZECH REPUBLIC-1.9%
Ceske Energeticke Zavody
  (GDR) (a)                                       3,000           82,963
Ceske Radiokomunikace
  AS (a)                                          1,340          254,714
  New Shares (a)                                  4,861           92,400
Komercni Banka AS (GDR) (a)                      28,900          358,360
Podnik Vypocetni Techniky (a)                       500           40,485
Tabak AS                                            330           79,584
                                                             ------------
                                                                 908,506

EGYPT-0.7%
Commercial International Bank (GDR)               9,152           97,022
Egyptian Financial & Industrial                   1,900           40,659
Housing Development Bank                          2,200           52,271
Madinet Nasar for Housing &
  Development Bank                                2,000           95,713
Torrah Portland Cement                            4,000           68,890
                                                             ------------
                                                                 354,555

FINLAND-1.4%
Merita, PLC Series A                             62,100          410,144
Outokumpu Oy Cl.A                                22,200          283,522
                                                             ------------
                                                                 693,666

FRANCE-8.9%
Sanofi, SA                                        7,270          854,983
Seita                                            19,630          889,660
SGS-Thomson Microelectronics NV (a)              14,460        1,024,879
Societe Generale                                  2,176          452,426


B-23


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Societe National Elf Aquitaine                    5,660     $    795,772
Union Assurances Federales                        2,070          326,300
                                                             ------------
                                                               4,344,020

GERMANY-4.4%
BHW Holding AG                                   16,350          282,586
Salzgitter AG                                    14,000          183,981
Viag AG                                           1,817        1,251,332
Volkswagen AG                                       440          425,251
                                                             ------------
                                                               2,143,150

GREECE-2.2%
Commercial Bank of Greece                         4,000          297,052
Hellenic Petroleum, SA (a)                       21,000          171,706
Hellenic Telecommunication
  Organization, SA                               11,827          303,536
National Bank Of Greece                           1,080          138,554
Stet Hellas Telecommunications,
  SA (a)                                          2,190           90,748
  (ADR) (a)                                       2,190           91,575
                                                             ------------
                                                               1,093,171

HONG KONG-0.0%
The Guangshen Railway Co.,
  Ltd. (ADR)                                      4,600           31,337

HUNGARY-1.0%
Inter-Europa Bank rights                            838           51,357
Magyar Olaj Gazipare
  Resvenytar                                      4,000          107,935
  (GDR) (c)                                       6,000          160,800
OTP Bank (GDR)                                    3,630          176,055
                                                             ------------
                                                                 496,147

INDIA-1.2%
Industrial Credit & Investment
  Corporation of India,
  Ltd. (GDR) (c)                                 20,900          206,388
Mahanagar Telephone Nigam,
  Ltd. (GDR) (a)                                  8,400           85,260
State Bank of India (GDR) (c)                     1,200           13,800
  (GDS) (c)                                       3,900           44,850
Videsh Sanchar Nigam, Ltd.
  (GDR) (c)                                      21,700          221,340
  (GDS) (a)                                       2,000           20,400
                                                             ------------
                                                                 592,038

INDONESIA-0.2%
PT Tambang Timah (GDR)                           20,000           87,000

ISRAEL-0.7%
Bank Hapoalim, Ltd.                              79,500          240,351
Tadiran, Ltd. (ADR)                               3,800          125,875
                                                             ------------
                                                                 366,226

ITALY-4.7%
Alitalia SpA (a)                                114,800          368,291
ENI SpA                                          73,300          480,622
Instituto Mobilaire Italiano
  SpA                                            28,800          453,862
Instituto Nazionale delle
  Assicurazioni                                 118,300          336,240
Telecom Italia Mobile di Risp
  SpA                                           109,000          368,088
Telecom Italia SpA                               55,169          267,190
                                                             ------------
                                                               2,274,293

JAPAN-5.5%
Daiwa Securities Co., Ltd.                      149,000          643,328
East Japan Railway Co.                               50          235,771
Japan Tobacco, Inc.                                 117          794,554
Nippon Telegraph &
  Telephone, Corp.                                   65          540,609
Nomura Securities Co., Ltd.                      37,000          432,162
                                                             ------------
                                                               2,646,424

JORDAN-0.2%
Arab Potash Co.                                  14,500          121,955

MALAYSIA-0.2%
Telekom Malaysia Berhad                          70,000          118,065

MALTA-0.2%
Maltacom Plc (GDR) (a)                            7,000           98,000

MEXICO-1.6%
ALFA, SA                                         17,400           71,068
Grupo Financiero Banamex,
  Cl.B (a)                                       95,700          186,384
Grupo Financiero Bancrecer,
  SA de CV Cl.B (a)(b)                           75,000            2,504
Grupo Financiero Banorte, SA
  de CV Cl.B (a)                                248,500          276,557
Grupo Financiero GBM Atlantico
  Cl.L (ADR) (a)(b)                               8,400            8,400
Grupo Profesional Planeacion y
  Proyectos, SA Cl.B (a) (b)                      4,800           11,058
Telefonos de Mexico, SA
  Cl.L (ADR)                                      2,500          120,156
Tubos de Acero de Mexico,
  SA (ADR)                                        7,000           89,687
                                                             ------------
                                                                 765,814

NETHERLANDS-5.4%
Akzo Nobel NV                                     6,300        1,401,481
ING Groep NV                                     18,410        1,206,352
                                                             ------------
                                                               2,607,833

NEW ZEALAND-0.1%
Tranz Rail Holdings, Ltd.                        12,800           29,306

NORWAY-0.7%
Christiana Bank OG
  Kreditkasse                                    40,000          167,526
Den Norske Bank                                  36,300          190,392
                                                             ------------
                                                                 357,918

PAKISTAN-0.1%
Hub Power Co., Ltd. (GDR)                         5,000           34,375


B-24


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PEOPLES REPUBLIC OF CHINA-1.0%
Beijing Datang Power
  Generation Co., Ltd.                          442,000     $    124,077
Yanzhou Coal Mining Co.,
  Ltd. Cl. H (a)                                456,000           87,104
Zhejiang Southeast Electric
  Power Co., Ltd. (GDR) (c)                      18,300          253,455
                                                             ------------
                                                                 464,636

PERU-0.8%
Cementos Norte Pacasmayo,
  SA Cl.C                                        93,596          149,754
Explosivios, SA Cl.C (a) (b)                    104,636          115,766
Ferreyros, SA                                    82,300          110,947
                                                             ------------
                                                                 376,467

PHILIPPINES-1.5%
First Philippine Holdings Corp.
  Series B                                      168,540          113,168
International Container Terminal
  Services, Inc. (a)                            299,000           34,059
Manila Electric Co. Series B                    149,300          393,837
Philippine Long Distance
  Telephone Co.                                   7,290          166,079
                                                             ------------
                                                                 707,143

POLAND-1.6%
Bank Polska Kasa Opieki, SA                      10,700          168,770
Banka Przemyslowo Handlowy, SA                    1,400          100,373
Elektrim, SA                                     16,400          199,885
Kredyt Bank, SA
  (GDR) (a)(c)                                    8,000          149,600
Orbis, SA (a)                                    17,886          159,009
                                                             ------------
                                                                 777,637

PORTUGAL-1.2%
Electricidade de Portugal, SA                    25,000          581,528

RUSSIA-1.7%
Gazprom (ADR) (c)                                 6,100           67,100
Lukoil Holdings (ADR)                            10,800          362,880
Nearmedic, Ltd. (a)(b)                           65,000           66,601
JSC Rosneftegazstroy (ADR) (a)                    6,842           33,386
Sberbank of Russia                                1,845          177,120
Sun Brewing, Ltd. (GDR) (a)(c)                   10,400          121,118
                                                             ------------
                                                                 828,205

SLOVAKIA-0.1%
Slovakofarma AS (GDR) (a)                        10,400           57,460

SOUTH AFRICA-0.8%
Iscor, Ltd.                                   2,160,492          408,052

SOUTH KOREA-1.5%
Korea Electric Power Corp.
  (ADR)                                          17,000          121,125
Korean Air Lines                                  2,125            5,479
Pohang Iron & Steel Co., Ltd.                       440           14,672
  (ADR)                                          13,800          165,600
SK Telecom Co., Ltd.                                516          249,318
  (ADR)                                          29,000          161,317
                                                             ------------
                                                                 717,511

SPAIN-5.8%
Aceralia Corporacion
  Siderurgica, SA                                43,600          643,978
Aldeasa, SA                                      14,600          521,734
Empresa Nacional de
  Celulosas, SA                                  21,800          383,828
Repsol, SA                                        6,550          360,923
Tabacalera, SA Cl. A                             21,000          429,997
Telefonica de Espana                             10,000          462,341
                                                             ------------
                                                               2,802,801

SWEDEN-2.4%
Assi Doman AB                                    13,250          385,406
Castellum AB                                     20,900          246,314
Diligentia AB                                    10,400           89,970
Mandamus AB (a)                                     690            4,325
Sparbanken Sverige AB, Cl. A                     14,500          436,309
                                                             ------------
                                                               1,162,324

SWITZERLAND-1.7%
Sair group                                        2,450          807,337

THAILAND-0.4%
PTT Exploration & Production
  Public Co., Ltd. (a)                           24,500          185,782

TURKEY-1.4%
Eregli Demir Ve Celik
  Fabrikalari TAS (a)                           454,000           70,751
Petrokimya Holdings AS                          141,000           76,774
Turkiye Is Bankasi Series C                   3,500,000          141,288
Tupras Turkiye Petrol
  Rafinerileri AS (a)                         1,453,000          234,619
Usas Ucak Servisi AS                             57,000          134,848
                                                             ------------
                                                                 658,280

UNITED KINGDOM-10.5%
Anglian Water Plc                                21,800          305,756
Birkby Plc                                       63,800          162,986
British Energy Plc                              109,000          953,666
Energis Plc (a)                                  92,800        1,414,026
Mersey Docks & Harbor Co.                        37,700          357,858
National Grid Holding Plc                        61,800          416,877
National Power Plc                               48,000          452,021
Powergen Plc                                     16,500          228,114
RJB Mining                                       21,800           44,407
Stagecoach Holdings Plc                          22,100          470,480
Wessex Water Plc                                 35,000          266,484
                                                             ------------
                                                               5,072,675

UNITED STATES-0.2%
Central European Media
Enterprises, Ltd. Cl. A (a)                       4,300           92,853


B-25


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________
                                                 SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
VENEZUELA-0.3%
Compania Anonima Nacional
  Telefonos de Venezuela
  (ADR)                                           5,100     $    127,500
Mercantil Servicios Financieros
  (ADR)                                           5,000           24,610
                                                             ------------
                                                                 152,110

Total Common Stocks & Other Investments
  (cost $42,155,473)                                          45,718,893

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-5.2%
TIME DEPOSIT-5.2%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $2,500,000)                    $2,500     $  2,500,000

TOTAL INVESTMENTS-99.4%
  (cost $44,655,473)                                          48,218,893
Other assets less liabilities-0.6%                               291,104

NET ASSETS-100%                                             $ 48,509,997


(a)  Non-income producing security.

(b)  Illiquid security-valued at fair market value. (see Note A)

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $1,337,602 or 2.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-26


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-28.4%
UNITED STATES INVESTMENTS-21.1%
FINANCE-4.9%
BANKING-MONEY CENTER-1.8%
BankAmerica Corp.                                 4,000     $    345,750
Chase Manhattan Corp.                             4,000          302,000
                                                             ------------
                                                                 647,750

BROKERAGE & MONEY MANAGEMENT-1.2%
Merrill Lynch & Co., Inc.                         3,000          276,750
Morgan Stanley Dean Witter and Co.                2,000          182,750
                                                             ------------
                                                                 459,500

INSURANCE-1.2%
American International Group, Inc.                2,000          292,000
Travelers Group, Inc.                             2,250          136,406
                                                             ------------
                                                                 428,406

MISCELLANEOUS-0.7%
MBNA Corp.                                        8,000          264,000
                                                             ------------
                                                               1,799,656

CONSUMER SERVICES-4.9%
BROADCASTING & CABLE-1.8%
Cox Communications, Inc.
  Cl.A (a)                                        4,000          193,750
Scripps E.W. Co. Cl.A                             4,000          219,250
Tele-Communications, Inc.-
  Liberty Media Group
  Cl.A (a)                                        6,000          233,062
                                                             ------------
                                                                 646,062

ENTERTAINMENT & LEISURE-1.5%
Harley-Davidson, Inc.                             9,000          348,750
Walt Disney Co.                                   2,000          210,125
                                                             ------------
                                                                 558,875

RETAIL-GENERAL MERCHANDISE-1.6%
Dayton Hudson Corp.                               6,000          291,000
Home Depot, Inc.                                  3,500          290,719
                                                             ------------
                                                                 581,719
                                                             ------------
                                                               1,786,656

HEALTH CARE-3.2%
DRUGS-2.7%
Bristol-Myers Squibb Co.                          5,000          574,688
Merck & Co., Inc.                                 3,000          401,250
                                                             ------------
                                                                 975,938

MEDICAL PRODUCTS-0.5%
Medtronic, Inc.                                   3,000          191,250
                                                             ------------
                                                               1,167,188

TECHNOLOGY-2.9%
COMMUNICATION EQUIPMENT-0.4%
Tellabs, Inc. (a)                                 2,000          143,188

COMPUTER HARDWARE-0.5%
Compaq Computer Corp.                             6,000          170,250

COMPUTER SERVICES-0.5%
First Data Corp.                                  6,000          199,875

COMPUTER SOFTWARE-0.2%
Microsoft Corp. (a)                                 800           86,725

NETWORKING SOFTWARE-0.9%
Cisco Systems, Inc. (a)                           3,500          322,328

SEMI-CONDUCTOR COMPONENTS-0.4%
Altera Corp. (a)                                  2,000           59,063
Intel Corp.                                       1,200           88,912
                                                             ------------
                                                                 147,975
                                                             ------------
                                                               1,070,341

CONSUMER STAPLES-2.4%
COSMETICS-1.2%
Avon Products, Inc.                               2,000          155,000
Gillette Co.                                      2,400          136,050
The Estee Lauder Co., Inc.
  Cl.A                                            2,000          139,375
                                                             ------------
                                                                 430,425

RETAIL-FOOD & DRUG-0.6%
Kroger Co. (a)                                    5,000          214,375

TOBACCO-0.6%
Philip Morris Cos., Inc.                          6,000          236,250
                                                             ------------
                                                                 881,050

ENERGY-1.1%
DOMESTIC PRODUCERS-0.3%
Apache Corp.                                      3,000           94,500

OIL SERVICE-0.8%
Halliburton Co.                                   3,000          133,688
Noble Drilling Corp. (a)                          7,000          168,437
                                                             ------------
                                                                 302,125
                                                             ------------
                                                                 396,625

UTILITIES-0.9%
TELEPHONE UTILITY-0.9%
WorldCom, Inc.                                    7,000          338,406


B-27


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
MULTI INDUSTRY COMPANIES-0.8%
Tyco International, Ltd.                          3,000     $    189,000
U.S. Industries, Inc.                             4,000           99,000
                                                             ------------
                                                                 288,000

Total United States Investments
  (cost $5,815,835)                                            7,727,922

FOREIGN INVESTMENTS-7.3%
BRAZIL-0.3%
Telecomunicacoes Brasileiras,
  SA (ADR)                                          900           98,269

DENMARK-0.3%
Ratin Series B                                      600          127,083

FINLAND-1.4%
Nokia AB OY Corp.
  Series A                                        6,000          441,704
Orion-Yhtymae OY Cl.B                             2,800           86,334
                                                             ------------
                                                                 528,038

FRANCE-0.9%
Sanofi, SA                                        1,000          117,604
SEITA                                             1,400           63,450
Total, SA Cl.B                                    1,100          143,011
                                                             ------------
                                                                 324,065

GERMANY-0.4%
Adidas AG                                           400           69,755
ProSieben Media AG pfd.                           1,500           77,768
                                                             ------------
                                                                 147,523

HONG KONG-0.2%
Cheung Kong Holdings, Ltd.                        5,000           24,587
Hutchison Whampoa, Ltd.                           7,000           36,951
                                                             ------------
                                                                  61,538

JAPAN-0.5%
Canon, Inc.                                       2,000           45,563
Fuji Photo Film                                   2,000           69,863
Honda Motor Co.                                   2,000           71,455
                                                             ------------
                                                                 186,881

NETHERLANDS-1.3%
AKZO Nobel NV (a)                                   700          155,720
ASM Lithography Holding
  NV                                              4,000          118,460
ING Groep NV                                      3,000          196,581
                                                             ------------
                                                                 470,761

SPAIN-0.3%
Telefonica de Espana                              2,000           92,468

SWEDEN-0.1%
Astra AB Series A                                 2,000           40,873

SWITZERLAND-0.9%
Nestle, SA                                          100          214,356
Zurich Versicherungsgesellschaft                    200          127,848
                                                             ------------
                                                                 342,204

UNITED KINGDOM-0.7%
BPB Plc                                          12,000           72,732
Compass Group Plc                                 8,000           92,034
Tomkins Plc                                       8,000           43,446
United News & Media Plc                           3,000           41,976
                                                             ------------
                                                                 250,188

Total Foreign Investments
  (cost $2,234,127)                                            2,669,891

Total Common & Preferred Stocks
  (cost $8,049,962)                                           10,397,813

DEBT OBLIGATIONS-70.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-60.0%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $  386          394,472
  7.00%, 1/01/12                                     81           82,912
Federal Home Loan Mortgage Corp.
  5.44%, 8/24/98                                  2,000        1,983,680
  5.85%, 7/01/98                                  4,900        4,900,000
Federal National Mortgage Assn.
  6.00%, 4/01/11                                    410          406,306
  6.50%, 6/01/11                                    278          279,964
  6.50%, 4/01/12                                    225          226,176
  7.00%, 5/01/26                                    525          532,393
  7.00%, 9/01/27                                    238          241,450
  7.00%, 12/01/27                                   936          949,188
Government National Mortgage Assn.
  6.50%, 3/15/28                                    708          706,005
  7.00%, 2/15/28                                    793          805,776
  7.00%, 5/15/28                                    795          807,978
  7.50%, 3/15/28                                    611          627,922
U.S. Treasury Bond
  6.125%, 11/15/27                                2,620        2,807,487
U.S. Treasury Notes
  6.00%, 8/15/00                                  2,100        2,120,013
  6.25%, 4/30/01                                  1,240        1,263,052
  6.375%, 5/15/99                                 1,395        1,405,030
  6.50%, 8/31/01                                    995        1,022,054
  6.50%, 5/31/02                                    350          361,648
                                                             ------------
                                                              21,923,506


B-28


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-6.9%
BANKING-1.7%
City National Bank California
  6.375%, 1/15/08                                  $625     $    628,375

FINANCIAL-1.3%
Goldman Sachs Group LP
  7.20%, 11/01/06 (b)                               450          482,337

INDUSTRIAL-3.1%
Computer Associates International, Inc.
  6.375%, 4/15/05 (b)                               600          603,461
Time Warner, Inc.
  8.375%, 3/15/23                                   450          527,090
                                                             ------------
                                                               1,130,551

PUBLIC UTILITIES-0.8%
Texas Utilities Co. Series C
  6.375%, 1/01/08                                   300          294,908
                                                             ------------
                                                               2,536,171

YANKEE BONDS-3.9%
Australian Gas Light Co.
  6.40%, 4/15/08 (b)                                545          553,634
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    400          415,283
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                               425          441,095
                                                             ------------
                                                               1,410,012

Total Debt Obligations
  (cost $25,501,782)                                          25,869,689

TOTAL INVESTMENTS -99.2%
  (cost $33,551,744)                                          36,267,502
Other assets less liabilities-0.8%                               290,424

NET ASSETS-100%                                             $ 36,557,926


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $2,080,527 or 5.7% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-29


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-65.7%
UNITED STATES INVESTMENTS-50.9%
CONSUMER SERVICES-12.9%
BROADCASTING & CABLE-4.4%
Cox Communications, Inc. Cl.A (a)                 4,000       $  193,750
Scripps E.W. Co. Cl.A                             5,000          274,063
Tele-Communications, Inc.-
  Liberty Media Group Cl.A (a)                   10,000          388,437
                                                             ------------
                                                                 856,250

ENTERTAINMENT & LEISURE-4.0%
Harley-Davidson, Inc.                            12,000          465,000
Walt Disney Co.                                   3,000          315,187
                                                             ------------
                                                                 780,187

RETAIL-GENERAL MERCHANDISE-4.5%
Dayton Hudson Corp.                               8,000          388,000
Home Depot, Inc.                                  6,000          498,375
                                                             ------------
                                                                 886,375
                                                             ------------
                                                               2,522,812

FINANCE-11.6%
BANKING-MONEY CENTER-4.5%
BankAmerica Corp.                                 4,000          345,750
Chase Manhattan Corp.                             7,000          528,500
                                                             ------------
                                                                 874,250

BROKERAGE & MONEY MANAGEMENT-3.3%
Merrill Lynch & Co., Inc.                         4,000          369,000
Morgan Stanley Dean Witter and Co.                3,000          274,125
                                                             ------------
                                                                 643,125

INSURANCE-2.4%
American International Group, Inc.                2,000          292,000
Travelers Group, Inc.                             3,000          181,875
                                                             ------------
                                                                 473,875

MISCELLANEOUS-1.4%
MBNA Corp.                                        8,000          264,000
                                                             ------------
                                                               2,255,250

HEALTH CARE-6.7%
DRUGS-5.7%
Bristol-Myers Squibb Co.                          5,000          574,688
Merck & Co., Inc.                                 4,000          535,000
                                                             ------------
                                                               1,109,688

MEDICAL PRODUCTS-1.0%
Medtronic, Inc.                                   3,000          191,250
                                                             ------------
                                                               1,300,938

CONSUMER STAPLES-6.1%
COSMETICS-3.0%
Avon Products, Inc.                               2,000          155,000
Gillette Co.                                      3,800          215,412
The Estee Lauder Co., Inc. Cl.A                   3,000          209,063
                                                             ------------
                                                                 579,475

RETAIL-FOOD & DRUG-1.5%
Kroger Co. (a)                                    7,000          300,125

TOBACCO-1.6%
Philip Morris Cos., Inc.                          8,000          315,000
                                                             ------------
                                                               1,194,600

TECHNOLOGY-5.9%
COMMUNICATION EQUIPMENT-0.7%
Tellabs, Inc. (a)                                 2,000          143,188

COMPUTER HARDWARE-0.9%
Compaq Computer Corp.                             6,000          170,250

COMPUTER SERVICES-1.0%
First Data Corp.                                  6,000          199,875

COMPUTER SOFTWARE-0.4%
Microsoft Corp. (a)                                 700           75,884

NETWORKING SOFTWARE-1.9%
Cisco Systems, Inc. (a)                           4,000          368,375

SEMI-CONDUCTOR COMPONENTS-1.0%
Altera Corp. (a)                                  2,800           82,687
Intel Corp.                                       1,500          111,141
                                                             ------------
                                                                 193,828
                                                             ------------
                                                               1,151,400
ENERGY-2.7%
DOMESTIC PRODUCERS-0.3%
Apache Corp.                                      2,000           63,000

OIL SERVICE-2.4%
Halliburton Co.                                   4,000          178,250
Noble Drilling Corp. (a)                         12,000          288,750
                                                             ------------
                                                                 467,000
                                                             ------------
                                                                 530,000

UTILITIES-2.5%
TELEPHONE UTILITY-2.5%
WorldCom, Inc.                                   10,000          483,438

MULTI INDUSTRY COMPANIES-1.6%
Tyco International, Ltd.                          3,400          214,200
U.S. Industries, Inc.                             4,000           99,000
                                                             ------------
                                                                 313,200


B-30


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-0.9%
MISCELLANEOUS-0.9%
United Technologies Corp.                         2,000      $   185,000

Total United States Investments
  (cost $7,584,828)                                            9,936,638

FOREIGN INVESTMENTS-14.8%
BRAZIL-0.6%
Telecomunicacoes Brasileiras, SA (ADR)            1,000          109,188

DENMARK-0.6%
Ratin Series B                                      600          127,083

FINLAND-2.5%
Nokia AB OYJ Corp. Cl. A                          5,000          368,086
Orion-Yhtyma OY Cl.B                              4,200          129,501
                                                             ------------
                                                                 497,587

FRANCE-2.1%
Sanofi, SA                                        1,000          117,604
SEITA                                             2,000           90,643
Total, SA Cl.B                                    1,500          195,015
                                                             ------------
                                                                 403,262

GERMANY-1.0%
Adidas-Salomon AG                                   500           87,194
ProSieben Media AG pfd.                           2,000          103,690
                                                             ------------
                                                                 190,884

HONG KONG-0.3%
Cheung Kong Holdings, Ltd.                        7,000           34,422
Hutchison Whampoa, Ltd.                           6,000           31,672
                                                             ------------
                                                                  66,094

JAPAN-1.0%
Canon, Inc.                                       2,000           45,563
Fuji Photo Film Co.                               2,000           69,863
Honda Motor Co.                                   2,000           71,455
                                                             ------------
                                                                 186,881

NETHERLANDS-2.6%
Akzo Nobel NV (a)                                 1,000          222,457
ASM Lithography Holdings NV                       3,000           88,845
ING Groep NV                                      3,000          196,581
                                                             ------------
                                                                 507,883

SPAIN-0.5%
Telefonica de Espana                              2,000           92,468

SWEDEN-0.5%
Astra AB Series A                                 5,000          102,182

SWITZERLAND-1.2%
Nestle, SA                                           50          107,178
Zurich Versicherungsgesellschaft                    200          127,848
                                                             ------------
                                                                 235,026

UNITED KINGDOM-1.9%
BPB Plc                                          20,000          121,220
Compass Group Plc                                12,000          138,051
Tomkins Plc                                       9,000           48,876
United News & Media Plc                           4,000           55,969
                                                             ------------
                                                                 364,116

Total Foreign Investments
  (cost $2,348,703)                                            2,882,654

Total Common & Preferred Stocks
  (cost $9,933,531)                                           12,819,292

DEBT OBLIGATIONS-17.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-14.0%
Federal Home Loan Mortgage Corp.
  7.00%, 9/01/11                                               6,667,060
Federal National Mortgage Assn.
  6.00%, 4/01/11                                     82           81,261
  6.50%, 1/01/11                                     52           52,838
  6.50%, 5/01/13                                     50           49,792
  7.00%, 12/01/11                                    40           40,675
  7.00%, 5/01/26                                     71           72,405
  7.00%, 3/01/27                                    121          122,398
  7.00%, 12/01/27                                   148          149,871
Government National Mortgage Assn.
  6.50%, 3/15/28                                    184          183,959
  7.00%, 2/15/28                                    148          150,822
  7.50%, 4/15/27                                    118          120,940
U.S. Treasury Bond
  6.125%, 11/15/27                                  390          417,909
U.S. Treasury Notes
  6.375%, 5/15/99                                   390          392,804
  6.50%, 5/31/02                                    810          836,957
                                                             ------------
                                                               2,739,691

CORPORATE DEBT OBLIGATIONS-2.7%
AUTOMOTIVE-0.4%
Federal Mogul Corp.
  7.75%, 7/01/06                                     75           75,000

BANKING-0.4%
Chase Manhattan Corp.
  6.75%, 8/15/08                                     80           82,764

INDUSTRIAL-1.9%
Auburn Hills Trust
  12.00%, 5/01/20                                    50           82,451
Beckman Instruments, Inc.
  7.45%, 3/04/08 (b)                                 40           40,648


B-31


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)       U.S. $ VALUE
-------------------------------------------------------------------------
Coltec Industries, Inc.
  7.50%, 4/15/08 (b)                               $ 60       $   59,700
Iridium LLC/CAP
  10.875%, 7/15/05                                   60           59,850
Time Warner, Inc.
  9.125%, 1/15/13                                   100          123,341
                                                             ------------
                                                                 365,990
                                                             ------------
                                                                 523,754

YANKEE BONDS-1.0%
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    100          103,821
Credit Suisse First Boston
  6.50%, 5/01/08 (b)                                 85           85,977
                                                             ------------
                                                                 189,798

Total Debt Obligations
  (cost $3,404,523)                                            3,453,243

SHORT-TERM DEBT SECURITIES -16.9%
Federal Home Loan Mortgage Corp.
  5.85%, 7/01/98                                                   3,300
  (amortized cost $3,300,000)                                  3,300,000

TOTAL INVESTMENTS -100.3%
  (cost $16,638,054)                                          19,572,535
Other assets less liabilities-(0.3%)                             (67,071)

NET ASSETS-100%                                              $19,505,464


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $186,325 or 1.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-32


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-92.4%
TECHNOLOGY-90.9%
COMMUNICATIONS EQUIPMENT-10.4%
Alcatel Alsthom (ADR) (a)                        50,000      $ 2,034,375
Glenayre Technologies, Inc. (b)                  62,900          680,106
Nokia Corp. (ADR) (c)                            45,400        3,294,337
PairGain Technologies, Inc.                      24,000          417,750
Tellabs, Inc. (b)                                43,600        3,121,488
                                                             ------------
                                                               9,548,056

COMPUTER HARDWARE-10.5%
Apex PC Solutions, Inc. (b)                      30,300          844,613
Compaq Computer Corp.                           122,300        3,470,262
Dell Computer Corp. (b)                          57,800        5,362,756
                                                             ------------
                                                               9,677,631

COMPUTER PERIPHERALS-1.6%
Lexmark International Group, Inc. Cl.A (b)       24,000        1,464,000

COMPUTER SERVICES-14.2%
Computer Sciences Corp.                          35,900        2,297,600
DST Systems, Inc. (b)                            39,625        2,219,000
First Data Corp.                                 57,200        1,905,475
Fiserv, Inc. (b)                                 41,600        1,766,700
Galileo International, Inc.                      21,000          946,313
Gartner Group, Inc. Cl.A (b)                     32,800        1,146,975
Renaissance Worldwide, Inc. (b)                  26,540          578,074
SunGard Data Systems, Inc. (b)                   57,400        2,202,725
                                                             ------------
                                                              13,062,862

COMPUTER SOFTWARE-18.3%
Cadence Design Systems, Inc. (b)                 34,000        1,062,500
HBO & Co.                                        90,000        3,175,313
Health Management Systems, Inc. (b)              61,900          700,244
I2 Technologies, Inc. (b)                         8,000          281,500
Industri-Matematik International Corp. (b)       25,300          277,509
Interplay Entertainment Corp. (b)                33,000          192,844
Intuit, Inc. (b)                                 57,800        3,542,056
J.D. Edwards & Co. (b)                           12,400          532,425
Microsoft Corp. (b)                              16,000        1,734,500
Networks Associates, Inc. (b)                    69,700        3,334,709
Pegasystems, Inc. (b)                            21,000          570,938
PeopleSoft, Inc. (b)                             32,000        1,503,000
                                                             ------------
                                                              16,907,538

NETWORKING SOFTWARE-14.9%
America Online, Inc.                              6,000          636,000
Ascend Communications, Inc. (b)                  14,800          733,062
Bay Networks, Inc. (b)                           30,000          967,500
CIENA Corp. (b)                                  30,500        2,121,656
Cisco Systems, Inc. (b)                          66,600        6,133,444
FORE Systems, Inc. (b)                          100,500        2,660,109
Newbridge Networks Corp. (b)                     21,000          502,688
                                                             ------------
                                                              13,754,459

SEMI-CONDUCTOR CAPITAL EQUIPMENT-3.6%
Amkor Technology, Inc. (b)                       41,100          384,028
Applied Materials, Inc. (b)                      39,300        1,160,578
KLA-Tencor Corp. (b)                             38,000        1,053,313
Teradyne, Inc. (b)                               25,800          690,150
                                                             ------------
                                                               3,288,069

SEMI-CONDUCTOR COMPONENTS-8.7%
Altera Corp. (b)                                 66,100        1,952,016
Cirrus Logic, Inc.                               12,900          143,916
Intel Corp.                                      17,200        1,274,412
PMC-Sierra, Inc. (b)                             23,700        1,109,456
Taiwan Semiconductor
  Manufacturing Co., Ltd. (ADR) (b)(d)           44,000          742,500
Texas Instruments, Inc.                          26,300        1,533,619
Xilinx, Inc. (b)                                 36,400        1,238,737
                                                             ------------
                                                               7,994,656

MISCELLANEOUS-8.7%
Ingram Micro, Inc. Cl.A (b)                      50,000        2,212,500
Sanmina Corp. (b)                                59,800        2,584,482
Solectron Corp. (b)                              48,500        2,040,031
Tech Data Corp. (b)                              28,500        1,222,828
                                                             ------------
                                                               8,059,841
                                                             ------------
                                                              83,757,112

UTILITIES-1.2%
TELEPHONE UTILITY-1.2%
WorldCom, Inc.                                   22,700        1,097,403

CONSUMER SERVICES-0.3%
MISCELLANEOUS-0.3%
Equifax, Inc.                                     8,000          290,500

Total Common Stocks
  (cost $62,912,346)                                          85,145,015


B-33


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-7.9%
COMMERCIAL PAPER-7.5%
American Express Credit Corp.
  5.57%, 7/02/98                                 $  990      $   989,847
Ford Motor Credit Corp.
  5.62%, 7/06/98                                  2,500        2,498,048
  5.63%, 7/09/98                                    575          574,281
Prudential Funding Corp.
  5.62%, 7/14/98                                  2,780        2,774,358
                                                             ------------
                                                               6,836,534

TIME DEPOSIT-0.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    385          385,000

Total Short-Term Investments
(amortized cost $7,221,534)                                    7,221,534

TOTAL INVESTMENTS-100.3%
  (cost $70,133,880)                                          92,366,549
Other assets less liabilities-(0.3%)                            (235,838)

NET ASSETS-100%                                              $92,130,711


(a)  Country of origin--France

(b)  Non-income producing security.

(c)  Country of origin--Finland.

(d)  Country of origin--Taiwan.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-34


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-74.9%
CONSUMER PRODUCTS & SERVICES-38.3%
ADVERTISING-0.1%
Princeton Video Image, Inc. (a)                  16,100       $   73,456

AIRLINES-4.4%
Alaska Air Group, Inc. (a)                       36,000        1,964,250
America West Airlines, Inc. Cl.B (a)             45,200        1,291,025
Mesa Air Group, Inc. (a)                         58,100          470,247
                                                             ------------
                                                               3,725,522

APPAREL-3.4%
Nautica Enterprises, Inc. (a)                    24,900          669,188
Stride Rite Corp.                                44,100          664,256
Tommy Hilfiger Corp. (a)                         11,800          737,500
Wolverine World Wide, Inc.                       37,900          821,956
                                                             ------------
                                                               2,892,900

BROADCASTING & CABLE-2.1%
Sinclair Broadcast Group, Inc. Cl.A (a)          26,200          751,612
Young Broadcasting Corp. Cl.A (a)                15,100          982,444
                                                             ------------
                                                               1,734,056

BUSINESS SERVICES-2.7%
Carey International, Inc. (a)                    29,600          832,500
FirstService Corp. (a)                            5,400           68,850
Renaissance Worldwide, Inc. (a)                  30,000          653,438
TeleSpectrum Worldwide, Inc. (a)                 81,700          717,428
                                                             ------------
                                                               2,272,216

ENTERTAINMENT & LEISURE-4.6%
Bally Total Fitness Holding Corp. (a)            29,500        1,062,000
Family Golf Centers, Inc. (a)                    15,250          386,016
N2K, Inc. (a)                                    15,600          306,637
Premier Parks, Inc. (a)                          18,200        1,212,575
Signature Resorts, Inc. (a)                      54,400          897,600
                                                             ------------
                                                               3,864,828

FUNERAL SERVICES-0.6%
Carriage Services, Inc. Cl.A (a)                 20,100          505,012

RESTAURANTS & LODGING-1.9%
CapStar Hotel Co. (a)                            34,300          960,400
Florida Panthers Holdings, Inc. Cl.A (a)         32,000          630,000
                                                             ------------
                                                               1,590,400

RETAILING-16.4%
Abercrombie & Fitch Co. Cl.A (a)                 23,100        1,016,400
Avis Rent A Car, Inc. (a)                        25,800          638,550
Brylane, Inc. (a)                                21,300          979,800
Budget Group, Inc. Cl.A (a)                      56,700        1,810,856
Cash America International, Inc.                  6,700          102,175
Circuit City Stores, Inc.- Car
  Max Group (a)                                  97,000          988,188
Furniture Brands International, Inc. (a)         27,200          763,300
Industrie Natuzzi SpA (ADR) (b)                  40,800        1,060,800
Mens Wearhouse, Inc. (a)                         23,850          787,795
Movado Group, Inc.                               18,500          558,469
Pacific Sunwear of California (a)                32,775        1,149,174
Petco Animal Supplies, Inc. (a)                  23,500          470,000
PETsMART, Inc. (a)                               38,700          386,395
Tiffany & Co.                                    31,100        1,492,800
Transport World Entertainment Corp. (a)           7,600          326,325
United Rentals, Inc. (a)                         29,500        1,239,000
                                                             ------------
                                                              13,770,027

MISCELLANEOUS-2.1%
Central Garden & Pet Co. (a)                     16,200          503,213
Century Business Services, Inc. (a)              58,700        1,170,331
Hines Horticulture, Inc. (a)                     11,900          131,272
                                                             ------------
                                                               1,804,816
                                                             ------------
                                                              32,233,233

BASIC INDUSTRIES-10.5%
BUILDING & RELATED-0.4%
Associate Materials, Inc. (a)                    26,200          347,150

METAL HARDWARE-2.4%
Bethlehem Steel Corp. (a)                       161,100        2,003,681

METALS & MINING-0.2%
Royal Oak Mines, Inc. (a)                       242,000          211,750

TEXTILE PRODUCTS-2.9%
Mohawk Industries, Inc. (a)                      66,850        2,118,309
Novel Denim Holdings, Ltd. (a)                   11,500          299,000
                                                             ------------
                                                               2,417,309


B-35


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------------
TRANSPORTATION & SHIPPING-4.6%
Consolidated Freightways Corp. (a)               87,700       $1,222,319
Knightsbridge Tankers, Ltd.                      21,900          584,456
Marine Transport Corp.                           16,100           65,910
OMI Corp. (a)                                   161,000        1,288,000
Teekay Shipping Corp.                            28,000          701,750
                                                             ------------
                                                               3,862,435
                                                             ------------
                                                               8,842,325

TECHNOLOGY-8.9%
COMMUNICATIONS EQUIPMENT-1.1%
Comverse Technology, Inc. (a)                    17,300          897,978

COMPUTER HARDWARE-1.0%
Apex PC Solutions, Inc. (a)                      31,400          875,275

COMPUTER SOFTWARE & SERVICES-3.8%
Checkfree Corp. (a)                              19,500          574,640
DBT Online, Inc. (a)                             35,200          950,400
Insight Enterprises, Inc. (a)                    30,500        1,218,094
Preview Travel, Inc. (a)                         11,700          401,091
QAD, Inc. (a)                                     6,700           60,719
                                                             ------------
                                                               3,204,944

SEMI-CONDUCTOR EQUIPMENT-0.8%
Brooks Automation, Inc. (a)                      24,200          316,113
Photronics, Inc. (a)                             14,500          319,906
                                                             ------------
                                                                 636,019

TELECOMMUNICATIONS-1.9%
Globecomm Systems, Inc. (a)                      13,300          119,700
GST Telecommunications, Inc. (a)                 31,800          458,119
Millicom International Cellular, SA (a)(c)       23,500        1,027,390
                                                             ------------
                                                               1,605,209

MISCELLANEOUS-0.3%
Excalibur Technologies Corp. (a)                 20,100          222,356
Seitel, Inc. (a)                                  2,800           45,325
                                                             ------------
                                                                 267,681
                                                             ------------
                                                               7,487,106

HEALTH CARE-6.3%
BIOTECHNOLOGY-3.3%
Corixa Corp. (a)                                 12,000           82,125
GelTex Pharmaceuticals, Inc. (a)                 63,410        1,184,974
Gensia Sicor, Inc. (a)                           80,100          317,897
MedImmune, Inc. (a)                              19,000        1,189,875
                                                             ------------
                                                               2,774,871

DRUGS, HOSPITAL SUPPLIES &
MEDICAL SERVICES-3.0%
Aradigm Corp. (a)                                32,900          448,263
Physio-Control International Corp. (a)           33,700          887,784
Synetic, Inc. (a)                                12,800          731,200
Veterinary Centers of America, Inc. (a)          26,100          491,822
                                                             ------------
                                                               2,559,069
                                                             ------------
                                                               5,333,940

FINANCIAL SERVICES-5.4%
INSURANCE-0.5%
Reinsurance Group of America, Inc. (a)            8,500          436,156

REAL ESTATE-4.8%
Chelsea GCA Realty, Inc.                         45,500        1,820,000
Glenborough Realty Trust, Inc.                   24,400          643,550
Golf Trust of America, Inc.                      21,700          745,938
Taubman Centers, Inc.                            56,600          806,550
                                                             ------------
                                                               4,016,038

OTHER-0.1%
International Alliance Services, Inc.
  warrants, expiring 1/01/49 (a)                  9,700           95,933
                                                             ------------
                                                               4,548,127

CONSUMER MANUFACTURING-3.0%
AUTO & RELATED-3.0%
Group 1 Automotive, Inc. (a)                     43,700          699,200
Miller Industries, Inc. (a)                      49,350          382,462
Monaco Coach Corp. (a)                           23,800          699,125
United Auto Group, Inc. (a)                      33,600          735,000
                                                             ------------
                                                               2,515,787

ENERGY-2.5%
OIL & GAS SERVICES-2.5%
Oceaneering International, Inc. (a)              31,000          550,250
Parker Drilling Co. (a)                          92,700          654,694
Southern Union Co.                               28,925          932,831
                                                             ------------
                                                               2,137,775

Total Common Stocks & Other Investments
  (cost $57,897,448)                                          63,098,293


B-36


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS-24.3%
U.S. GOVERNMENT & AGENCIES-23.9%
Federal Home Loan Mortgage Corp.
  Zero Coupon, 7/27/98                           $3,000      $ 2,988,127
  5.45%, 8/24/98                                  3,000        2,975,475
  5.48%, 7/27/98                                  3,000        2,988,127
  5.85%, 7/01/98                                  6,200        6,200,000
Federal National Mortgage Assn.
  5.45%, 8/14/98                                  5,000        4,966,694
                                                             ------------
                                                              20,118,423

TIME DEPOSIT-0.4%
State Street Bank and Trust Co.
  5.25%, 7/01/98                                    341          341,000

Total Short-Term Investments
  (amortized cost $20,459,423)                                20,459,423

TOTAL INVESTMENTS-99.2%
  (cost $78,356,871)                                          83,557,716
Other assets less liabilities-0.8%                               700,248

NET ASSETS-100%                                              $84,257,964


(a)  Non-income producing security.

(b)  Country of origin--Italy.

(c)  Country of origin--Luxembourg.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-37


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.2%
REAL ESTATE INVESTMENT TRUSTS-97.2%
APARTMENTS-10.4%
Avalon Bay Communities, Inc.                     17,334      $   658,692
Essex Property Trust, Inc.                       20,100          623,100
Security Capital Pacific Trust                   23,100          519,750
                                                             ------------
                                                               1,801,542

DIVERSIFIED-9.9%
Correctional Properties Trust (a)                15,700          317,925
Excel Legacy Corp. (a)                            7,100           31,284
Glenborough Realty Trust, Inc.                   25,900          683,113
Golf Trust of America, Inc.                      12,400          426,250
Vornado Realty Trust                              6,400          254,000
                                                             ------------
                                                               1,712,572

HOTELS-14.5%
American General Hospitality Corp.               17,500          371,875
Innkeepers USA Trust                             25,600          323,200
Patriot American Hospitality, Inc.               25,300          605,619
Starwood Hotels & Resorts                        18,300          884,118
Sunstone Hotel Investors, Inc.                   25,100          334,144
                                                             ------------
                                                               2,518,956

OFFICE-18.0%
Arden Realty Group, Inc.                         22,800          589,950
Boston Properties, Inc.                           9,100          313,950
Cornerstone Properties, Inc.                     20,500          361,312
Crescent Real Estate Equities Co.                19,400          652,325
Mack-Cali Realty Corp.                           15,200          522,500
SL Green Realty Corp.                            29,800          670,500
                                                             ------------
                                                               3,110,537

OFFICE-INDUSTRIAL MIX-20.7%
Brandywine Realty Trust                          24,600          550,425
Duke Realty Investments, Inc.                    15,000          354,375
Equity Office Properties Trust                   28,400          805,850
Great Lakes REIT, Inc.                           10,800          188,325
Highwoods Properties, Inc.                       17,400          562,238
Reckson Associates Realty Corp.                  21,000          496,125
Reckson Services Industries, Inc. (a)             9,880           33,654
Spieker Properties, Inc.                         15,400          596,750
                                                             ------------
                                                               3,587,742

REGIONAL MALLS-5.8%
Macerich Co.                                     18,500          542,281
Mills Corp.                                      19,200          460,800
                                                             ------------
                                                               1,003,081

SHOPPING CENTERS-8.5%
Entertainment Properties Trust                   18,000          328,500
Excel Realty Trust, Inc.                         11,600          334,225
Pacific Retail Trust Co. (b)                     19,000          247,000
Pan Pacific Retail Properties, Inc.              28,800          558,000
                                                             ------------
                                                               1,467,725

STORAGE-3.7%
Public Storage, Inc.                             23,200          649,600

WAREHOUSE & INDUSTRIAL-5.7%
Cabot Industrial Trust                           18,800          401,850
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (a)                    498              171
Security Capital Industrial Trust                23,600          590,000
                                                             ------------
                                                                 992,021

Total Common Stocks & Other Investments
  (cost $17,401,282)                                          16,843,776

SHORT-TERM INVESTMENT-3.4%
TIME DEPOSIT-3.4%
State Street Cayman Islands
  5.25%, 7/01/98
  (amortized cost $585,000)                     $   585          585,000

TOTAL INVESTMENTS-100.6%
  (cost $17,986,282)                                          17,428,776
Other assets less liabilities-(0.6%)                            (107,354)

NET ASSETS-100%                                              $17,321,422


(a)  Non-income producing security.

(b)  Illiquid security valued at fair market value (see Note A).

     See Notes to Financial Statements.


B-38


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.5%
AIRLINES-2.3%
Canadian Airlines Corp.
  10.00%, 5/01/05                                  $300         $304,500

BANKING-2.0%
Fuji Jgb Investment LLC
  9.87%, 12/31/49 (a) (b)                           300          264,098

BUSINESS SERVICES-2.9%
ATC Group Services, Inc.
  12.00%, 1/15/08 (a)                                40           37,000
Employee Solutions, Inc.
  10.00%, 10/15/04                                   50           49,500
United States Office Product Co.
  9.75%, 6/15/08 (a)                                300          297,000
                                                             ------------
                                                                 383,500

CHEMICALS-2.4%
Aqua Chemical, Inc.
  11.25%, 7/01/08 (a)                               300          305,250
Climachem, Inc.
  10.75%, 12/01/07                                   10           10,475
                                                             ------------
                                                                 315,725

COMMUNICATIONS-21.6%
Dobson Wireline Co.
  12.25%, 6/15/08 (a)                               300          292,500
Globalstar LP
  10.75%, 11/01/04                                  110          105,600
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (c)                                50           55,875
Iridium Operating LLC
  10.875%, 7/15/05                                  500          498,750
Long Distance International, Inc.
  12.25%, 4/15/08 (a)                               500          497,500
Nextel Communications, Inc.
  Zero Coupon, 10/31/07 (c)                         500          327,500
Price Communications Wireless
  9.125%, 12/15/06 (a)                              300          300,000
Startec Global Communications
  12.00%, 5/15/08 (a)                               300          292,500
United States Xchange LLC
  15.00%, 7/01/08 (a)                               500          515,000
                                                             ------------
                                                               2,885,225

CONGLOMERATES-2.2%
Wesco Distribution, Inc.
  9.125%, 6/01/08 (a)                               300          297,000

CONSUMER MANUFACTURING-5.3%
Imperial Home Decor Group, Inc.
  11.00%, 3/15/08 (a)                               400          416,000
Samsonite Corp.
  10.75%, 6/15/08 (a)                               300          298,125
                                                             ------------
                                                                 714,125

ELECTRONICS-2.2%
CHS Electronics, Inc.
  9.875%, 4/15/05 (a)                               300          296,250

ENERGY-9.0%
Dailey International, Inc.
  9.50%, 2/15/08                                    575          563,500
Gothic Production Corp.
  11.125%, 5/01/05 (a)                              300          288,750
Northern Offshore ASA
  10.00%, 5/15/05 (a)                               300          288,000
Transamerican Energy Corp.
  11.50%, 6/15/02                                    60           56,100
                                                             ------------
                                                               1,196,350

ENTERTAINMENT & LEISURE-0.1%
Livent, Inc.
  9.375%, 10/15/04                                   10           10,025

FINANCIAL-2.1%
Emergent Group, Inc.
  10.75%, 9/15/04                                   225          165,375
Metris Companies, Inc.
  10.00%, 11/01/04                                   50           52,500
Wilshire Financial Services
Group, Inc.
  13.00%, 8/15/04                                    55           59,400
                                                             ------------
                                                                 277,275

FOOD/BEVERAGES-2.5%
Favorite Brands International, Inc.
  10.75%, 5/15/06 (a)                               300          304,500
Grupo Azucarero Mexico SA de CV
  11.50%, 1/15/05 (a)                                40           34,350
                                                             ------------
                                                                 338,850

HEALTHCARE-0.7%
Packard Bioscience, Inc.
  9.375%, 3/01/07                                   100           97,500

INDUSTRIAL-7.6%
Advanced Accessory Systems
  9.75%, 10/01/07 (a)                               300          302,250
Anchor Lamina, Inc.
  9.875%, 2/01/08                                    75           73,875
Elgar Holdings, Inc.
  9.875%, 2/01/08 (a)                                50           46,750
Marsulex, Inc.
  9.625%, 7/01/08 (a)                               300          304,125
Morris Material Handling, Inc.
  9.50%, 4/01/08 (a)                                300          281,250
                                                             ------------
                                                               1,008,250

MEDIA-4.0%
Perry-Judd, Inc.
  10.625%, 12/15/07 (a)                              25           26,375
Regional Independent Media Group
  10.50%, 7/01/08 (a)                               500          505,000
                                                             ------------
                                                                 531,375


B-39


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------

METALS & MINERALS-4.5%
Great Central Mines, Ltd.
  8.875%, 4/01/08 (a)                            $  300      $   296,250
P&L Coal Holdings Corp.
  9.625%, 5/15/08 (a)                               300          309,750
                                                             ------------
                                                                 606,000

METALS & MINING-5.2%
Schuff Steel Co.
  10.50%, 6/01/08 (a)                               400          396,000
Simcala, Inc.
  9.625%, 4/15/06 (a)                               300          296,625
                                                             ------------
                                                                 692,625

PAPER / PACKAGING-1.5%
Plainwell, Inc.
  11.00%, 3/01/08 (a)                               100          101,000
Riverwood International Corp.
  10.875%, 4/01/08                                  100          101,500
                                                             ------------
                                                                 202,500

REAL ESTATE-2.3%
LNR Property Corp.
  9.375%, 3/15/08 (A)                               300          302,250

RETAIL-4.6%
HMV Media Group Plc
  10.25%, 5/15/08 (a)                               300          306,000
Home Interiors & Gifts, Inc.
  10.125%, 6/01/08 (a)                              300          308,250
                                                             ------------
                                                                 614,250

TECHNOLOGY-6.2%
American Mobile Satellite Corp.
  12.25%, 4/01/08 (a)                               300          283,500
Concentric Network Corp.
  12.75%, 12/15/07                                   25           26,562
Telex Communications, Inc.
  10.50%, 5/01/07                                    25           22,625
Viasystems, Inc.
  9.75%, 6/01/07                                    500          496,250
                                                             ------------
                                                                 828,937

TRANSPORTATION-4.3%
American Commercial Lines LLC
  10.25%, 6/30/08 (a)                               300          305,250
Cathay International, Ltd.
  13.00%, 4/15/08 (a)                               300          265,500
                                                             ------------
                                                                 570,750

Total Corporate Debt Obligations
  (cost $12,837,540)                                          12,737,360

PREFERRED STOCK-0.4%
Nextel Communications, Inc.
  11.125%, 2/15/10 (a)
  (cost $49,560)                                      0           52,530

SHORT-TERM INVESTMENT-1.9%
TIME DEPOSIT-1.9%
State Street Bank and Trust Co.
  5.25%, 7/01/98
  (cost $250,000)                                   250          250,000

TOTAL INVESTMENTS-97.8%
  (cost $13,137,100)                                          13,039,890
Other assets less liabilities-2.2%                               292,496

NET ASSETS-100%                                             $ 13,332,386


(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At June 30, 1998, the aggregate market value of these securities amounted to $9,712,478 or 72.8% of net assets.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1998.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     Glossary of Terms
     ADR   - American Depositary Receipts
     ADS   - American Depositary Shares
     FLIRB - Front Load Interest Reduction Bond
     FRN   - Floating Rate Note
     GDR   - Global Depositary Receipts
     GDS   - Global Depositary Shares
     IAN   - Interest Arrears Note
     PDI   - Past Due Interest

     See Notes to Financial Statements.


B-40


STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PREMIER         GLOBAL      GROWTH AND     SHORT-TERM
                                              GROWTH           BOND         INCOME      MULTI-MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------    -----------    -----------    ------------
ASSETS
  Investments in securities, at value
    (cost $591,903,686, $24,542,635,
    $289,758,438 and $6,391,416,
    respectively)                         $814,962,999    $24,603,825   $328,021,002     $6,104,963
  Cash, at value (cost $361, $9,320,
    $366 and $310,
    respectively)                                  361          9,320            366            310
  Dividends receivable                         675,583             -0-       374,796             -0-
  Interest receivable                              656        478,780            143        145,563
  Receivable for investment
    securities sold                                 -0-            -0-     2,214,704             -0-
  Receivable from Adviser                           -0-            -0-            -0-         3,780
  Total assets                             815,639,599     25,091,925    330,611,011      6,254,616

LIABILITIES
  Advisory fee payable                         627,213         13,139        162,824             -0-
  Payable for investment securities
   purchased                                   399,731             -0-     2,097,523             -0-
  Unrealized depreciation on
    forward exchange currency contracts             -0-           706             -0-        31,376
  Accrued expenses                             186,583         13,397         83,119          6,626
  Total liabilities                          1,213,527         27,242      2,343,466         38,002

NET ASSETS                                $814,426,072    $25,064,683   $328,267,545     $6,216,614

COMPOSITION OF NET ASSETS
  Capital stock, at par                        $30,255         $2,235        $15,973           $633
  Additional paid-in capital               577,779,874     24,506,746    263,855,852      7,414,689
  Undistributed net investment income          212,983        387,032      1,772,741         40,935
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions           13,343,647        110,833     24,360,419       (920,687)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities     223,059,313         57,837     38,262,560       (318,956)
                                          $814,426,072    $25,064,683   $328,267,545     $6,216,614
  Shares of capital stock
    outstanding                             30,255,644      2,235,069     15,972,577        632,923
  Net asset value per share                     $26.92         $11.21         $20.55          $9.82


See Notes to Financial Statements.


B-41


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                          U.S. GOVERNMENT/
                                            HIGH GRADE        TOTAL       MONEY
                                            SECURITIES       RETURN     INTERNATIONAL     MARKET
                                             PORTFOLIO      PORTFOLIO    PORTFOLIO       PORTFOLIO
                                          --------------    ---------   -------------    ---------
ASSETS
  Investments in securities, at value
    (cost $41,815,797, $48,673,911,
    $63,975,668 and $82,097,205,
    respectively)                          $42,163,139    $53,396,364    $72,751,914    $82,097,205
  Cash, at value (cost $33, $413,
    $121,439 and $117,913,
    respectively)                                   33            413        123,151        117,913
  Interest receivable                          472,973        281,437            614        144,283
  Dividends receivable                              -0-        39,732        137,606             -0-
  Receivable for investment
    securities sold                                 -0-       235,321        426,317             -0-
  Unrealized appreciation of
    forward exchange currency
    contracts                                       -0-            -0-         7,359             -0-
  Total assets                              42,636,145     53,953,267     73,446,961     82,359,401

LIABILITIES
  Advisory fee payable                          20,593         26,640         40,250         37,805
  Payable for investment securities
    purchased                                       -0-       466,116        333,896             -0-
  Dividends payable                                 -0-            -0-            -0-       374,657
  Accrued expenses                              17,361         23,409         57,974         22,880
  Total liabilities                             37,954        516,165        432,120        435,342

NET ASSETS                                 $42,598,191    $53,437,102    $73,014,841    $81,924,059

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $3,623         $3,147         $4,403        $81,924
  Additional paid-in capital                40,523,453     45,455,931     63,450,511     81,841,606
  Undistributed (overdistributed)
    net investment income                    1,039,030        626,577       (654,618)         1,046
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions              684,743      2,628,994      1,426,498           (517)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                            347,342      4,722,453      8,788,047             -0-
                                           $42,598,191    $53,437,102    $73,014,841    $81,924,059

  Shares of capital stock
    outstanding                              3,622,893      3,146,540      4,403,195     81,924,333
  Net asset value per share                     $11.76         $16.98         $16.58          $1.00


See Notes to Financial Statements.


B-42


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                          GLOBAL DOLLAR   NORTH AMERICAN     UTILITY
                                           GOVERNMENT   GOVERNMENT INCOME    INCOME         GROWTH
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                          ------------  -----------------   ----------     ---------
ASSETS
  Investments in securities, at value
    (cost $15,674,017, $33,684,893,
    $19,936,859 and $220,635,019,
    respectively)                          $14,595,221    $33,970,430    $26,119,962   $298,714,564
  Cash, at value (cost $159,246,
    $31,374, $37,575 and $576,
    respectively)                              159,246         31,344         37,575            576
  Receivable for investment
    securities sold                            384,396         80,584             -0-     1,402,061
  Interest receivable                          302,471        232,856             -0-            46
  Dividends receivable                              -0-            -0-        46,741        290,152
  Deferred organization expenses                 2,791          3,605          2,620          2,410
  Total assets                              15,444,125     34,318,819     26,206,898    300,409,809

LIABILITIES
  Advisory fee payable                           6,436         18,898         18,797        172,788
  Payable for investment securities
    purchased                                       -0-            -0-            -0-     1,928,965
  Accrued expenses                              12,747         46,543          1,935         79,192
  Total liabilities                             19,183         65,441         20,732      2,180,945

NET ASSETS                                 $15,424,942    $34,253,378    $26,186,166   $298,228,864

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $1,226         $2,787         $1,560        $11,858
  Additional paid-in capital                16,016,410     32,785,673     19,594,660    198,666,088
  Undistributed net investment
    income                                     670,942      1,422,218        246,306      1,007,361
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions             (184,290)      (242,068)       160,537     20,464,112
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and
    liabilities                             (1,079,346)       284,768      6,183,103     78,079,445
                                           $15,424,942    $34,253,378    $26,186,166   $298,228,864

  Shares of capital stock
    outstanding                              1,226,388      2,786,886      1,560,020     11,858,536
  Net asset value per share                     $12.58         $12.29         $16.79         $25.15


See Notes to Financial Statements.


B-43


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                           WORLDWIDE      CONSERVATIVE      GROWTH
                                          PRIVATIZATION     INVESTORS      INVESTORS     TECHNOLOGY
                                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                         -------------    -----------      ---------     ----------
ASSETS
  Investments in securities, at value
    (cost $44,655,473, $33,551,744,
    $16,638,054 and $70,133,880,
    respectively)                          $48,218,893    $36,267,502    $19,572,535    $92,366,549
  Cash, at value (cost $287,632,
    $124,939, $0 and $574,
    respectively)                              287,955        124,974             -0-           574
  Dividends receivable                         235,244         14,112         16,287         24,209
  Deferred organization expenses                 2,454          2,646          2,646         11,049
  Interest receivable                              203        224,909         29,571             56
  Receivable for investment
    securities sold                                 -0-            -0-            -0-       437,688
  Total assets                              48,744,749     36,634,143     19,621,039     92,840,125

LABILITIES
  Due to custodian                                  -0-            -0-        60,225             -0-
  Payable for investment securities
    purchased                                  165,504             -0-            -0-       618,000
  Advisory fee payable                          19,557         17,872          6,842         68,256
  Accrued expenses                              49,691         58,345         48,508         23,158
  Total liabilities                            234,752         76,217        115,575        709,414

NET ASSETS                                 $48,509,997    $36,557,926    $19,505,464    $92,130,711

COMPOSITION OF NET ASSETS
  Capital stock, at par                         $3,192         $2,756         $1,294         $6,132
  Additional paid-in capital                42,246,711     32,830,312     16,067,077     69,376,873
  Undistributed (overdistributed)
    net investment income                      569,091        616,895        147,020       (147,857)
  Accumulated net realized gain
    on investments and
    foreign currency transactions            2,127,084        392,275        355,638        662,894
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                          3,563,919      2,715,688      2,934,435     22,232,669
                                           $48,509,997    $36,557,926    $19,505,464    $92,130,711

  Shares of capital stock
    outstanding                              3,192,469      2,755,506      1,293,818      6,131,713
  Net asset value per share                     $15.20         $13.27         $15.08         $15.03


See Notes to Financial Statements.


B-44


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                         REAL ESTATE
                                                               QUASAR     INVESTMENT     HIGH-YIELD
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                           ----------    -----------     ----------
ASSETS
  Investments in securities, at value
    (cost $78,356,871, $17,986,282 and
    $13,137,100, respectively)                            $83,557,716    $17,428,776    $13,039,890
  Cash, at value (cost $671, $885 and $1,982,
    respectively)                                                 671            885          1,982
  Receivable for investment securities sold                   696,042         34,881        104,337
  Dividends receivable                                        100,017        132,902             -0-
  Deferred organization expenses                               16,180         14,109             -0-
  Interest receivable                                              49             85        201,871
  Total assets                                             84,370,675     17,611,638     13,348,080

LIABILITIES
  Advisory fee payable                                         50,958          6,440          6,495
  Payable for investment securities purchased                  35,788        240,190             -0-
  Accrued expenses                                             25,965         43,586          9,199
  Total liabilities                                           112,711        290,216         15,694

NET ASSETS                                                $84,257,964    $17,321,422    $13,332,386

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $6,328         $1,533         $1,195
  Additional paid-in capital                               75,872,338     17,299,903     12,965,832
  Undistributed net investment income                          37,000        450,493        285,415
  Accumulated net realized gain on investment
    transactions                                            3,041,453        126,999        177,154
  Net unrealized appreciation (depreciation) of
    investments                                             5,200,845       (557,506)       (97,210)
                                                          $84,257,964    $17,321,422    $13,332,386

  Shares of capital stock
    outstanding                                             6,328,037      1,533,299      1,195,112
  Net asset value per share                                    $13.32         $11.30         $11.16


See Notes to Financial Statements.


B-45


STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                         SHORT-TERM
                                              PREMIER         GLOBAL     GROWTH AND        MULTI-
                                              GROWTH           BOND         INCOME         MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------    -----------   -----------     ----------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $57,643, $0,
    $1,267 and $0, respectively)          $  2,863,527   $         -0-  $  2,483,369   $         -0-
  Interest                                     678,205        626,933        360,258        228,141
  Total investment income                    3,541,732        626,933      2,843,627        228,141

EXPENSES
  Advisory fee                               3,200,706         75,773        905,109         17,714
  Printing                                      89,999          1,605         34,597            873
  Custodian                                     61,079         31,724         48,464         32,397
  Audit and legal                               59,074          2,776         23,769            812
  Transfer agency                                  514            440            458            526
  Directors' fees                                  391            643            660            793
  Administrative fee                                -0-            -0-        21,811             -0-
  Miscellaneous                                  4,308            383          1,413            476
  Total expenses                             3,416,071        113,344      1,036,281         53,591
  Less: expense reimbursement                 (240,762)        (3,662)            -0-       (23,485)
  Net expenses                               3,175,309        109,682      1,036,281         30,106
  Net investment income                        366,423        517,251      1,807,346        198,035

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                 20,958,666         47,933     24,585,084         (7,860)
  Net realized gain (loss) on foreign
    currency transactions                           -0-        81,150           (105)       217,759
  Net change in unrealized
    appreciation (depreciation) of
    investments                            132,949,090        173,586      9,896,293         (5,538)
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-      (124,561)           (15)      (189,453)
  Net gain on investments                  153,907,756        178,108     34,481,257         14,908

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $154,274,179   $    695,359   $ 36,288,603   $    212,943


See Notes to Financial Statements.


B-46


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         U.S. GOVERNMENT/
                                            HIGH GRADE        TOTAL          MONEY
                                            SECURITIES       RETURN      INTERNATIONAL      MARKET
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ---------------    ---------     ------------    ---------
INVESTMENT INCOME
  Interest                                $  1,207,400   $    560,673   $     58,133   $  2,281,465
  Dividends (net of foreign tax
    withheld of $0, $81, $99,316
    and $0, respectively)                           -0-       267,358        728,518             -0-
  Total investment income                    1,207,400        828,031        786,651      2,281,465

EXPENSES
  Advisory fee                                 117,198        149,683        331,793        201,300
  Custodian                                     31,418         32,353         69,929         35,186
  Printing                                       2,879          5,594          8,273          5,857
  Audit and legal                                1,892          5,697          6,324          6,250
  Directors' fees                                  672            756          1,061            754
  Transfer agency                                  327            481            428            572
  Administrative fee                                -0-            -0-            -0-        12,190
  Miscellaneous                                    576            395            868          1,477
  Total expenses                               154,962        194,959        418,676        263,586
  Less: expense reimbursement                       -0-            -0-      (103,073)            -0-
  Net expenses                                 154,962        194,959        315,603        263,586
  Net investment income                      1,052,438        633,072        471,048      2,017,879

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                               695,983      2,663,792        923,992            124
  Net realized gain (loss) on foreign
    currency transactions                         (723)            (8)     1,124,005             -0-
  Net change in unrealized
    appreciation (depreciation) of
    investments                               (314,303)     1,213,374      7,931,693             -0-
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-            -0-      (684,727)            -0-
  Net gain on investments                      380,957      3,877,158      9,294,963            124

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $  1,433,395   $  4,510,230   $  9,766,011   $  2,018,003


See Notes to Financial Statements.


B-47


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                              NORTH
                                               GLOBAL       AMERICAN
                                               DOLLAR      GOVERNMENT       UTILITY
                                             GOVERNMENT      INCOME          INCOME         GROWTH
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             ----------    -----------      ---------      ---------
INVESTMENT INCOME
  Interest                                $    754,931   $  1,610,056   $     62,077   $    312,940
  Dividends (net of foreign tax
    withheld of $0, $0, $2,824
    and $18,693, respectively)                      -0-            -0-       299,775      1,787,754
  Total investment income                      754,931      1,610,056        361,852      2,100,694

EXPENSES
  Advisory fee                                  60,336        107,234         86,392        988,896
  Custodian                                     28,061         57,754         25,530         46,599
  Audit and legal                                2,887          6,550          3,759         21,040
  Amortization of organization
    expenses                                     1,658          2,139          1,517            992
  Printing                                       1,408          6,617          1,832         27,415
  Directors' fees                                  736            682            391            660
  Transfer agency                                  470            486            460            484
  Administrative fee                                -0-            -0-            -0-        21,799
  Miscellaneous                                    200            895            412          1,853
  Total expenses                                95,756        182,357        120,293      1,109,738
  Less: expense reimbursement                  (19,330)       (39,141)       (10,892)            -0-
  Net expenses                                  76,426        143,216        109,401      1,109,738
  Net investment income                        678,505      1,466,840        252,451        990,956

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                   (177,545)       164,350        165,717     20,502,391
  Net realized gain (loss) on foreign
    currency transactions                           -0-      (392,367)           131        (28,709)
  Net change in unrealized
    appreciation (depreciation) of
    investments                             (1,006,861)      (623,758)     1,845,018     24,222,823
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                          -0-        (4,481)             2            (99)
  Net gain (loss) on investments            (1,184,406)      (856,256)     2,010,868     44,696,406

NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                                $   (505,901)  $    610,584   $  2,263,319   $ 45,687,362


See notes to financial statements.


B-48


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE      GROWTH
                                          PRIVATIZATION    INVESTORS      INVESTORS     TECHNOLOGY
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $112,079,
    $8,539, $9,505 and
    $7,016, respectively)                 $    821,355   $     65,905   $     83,364   $     75,964
  Interest                                      65,430        720,255        162,174        188,550
  Total investment income                      886,785        786,160        245,538        264,514

EXPENSES
  Advisory fee                                 229,437        125,337         67,692        397,453
  Custodian                                     95,744         64,881         77,474         31,074
  Audit and legal                                5,084          3,614          3,089          7,117
  Printing                                       4,084          3,543          2,480          7,685
  Amortization of organization
    expenses                                       992            992            992          2,130
  Directors' fees                                  777          1,721            619            865
  Transfer agency                                  514            529            307            497
  Miscellaneous                                    128          1,493            202            954
  Total expenses                               336,760        202,110        152,855        447,775
  Less: expense reimbursement                 (118,794)       (43,350)       (67,112)       (70,194)
  Net expenses                                 217,966        158,760         85,743        377,581
  Net investment income (loss)                 668,819        627,400        159,795       (113,067)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                             2,300,455        431,228        392,627      3,204,514
  Net realized gain (loss) on foreign
    currency transactions                        5,087        (13,197)        (9,239)            -0-
  Net change in unrealized
    appreciation of investments              2,664,283      1,522,473      1,858,330     16,841,420
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                       5,261            460             60             -0-
  Net gain on investments                    4,975,086      1,940,964      2,241,778     20,045,934

NET INCREASE IN NET
ASSETS FROM OPERATIONS                    $  5,643,905   $  2,568,364   $  2,401,573   $ 19,932,867


See Notes to Financial Statements.


B-49


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                        REAL ESTATE
                                                           QUASAR       INVESTMENT     HIGH-YIELD
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                         ------------   ------------   ------------
INVESTMENT INCOME
  Interest                                               $    286,088   $     15,039   $    322,026
  Dividends (net of foreign tax
    withheld of $5,486, $0
    and $0, respectively)                                     199,644        460,041             -0-
  Total investment income                                     485,732        475,080        322,026

EXPENSES
  Advisory fee                                                353,886         67,786         25,918
  Custodian                                                    49,820         38,064         14,734
  Audit and legal                                              11,886          3,127          2,302
  Printing                                                      9,404          1,228            196
  Amortization of organization
    expenses                                                    2,587          1,982             -0-
  Directors' fees                                                 631            668            685
  Transfer agency                                                 422            528            483
  Miscellaneous                                                 1,100            397            813
  Total expenses                                              429,736        113,780         45,131
  Less: expense reimbursement                                 (93,544)       (42,229)       (12,301)
  Net expenses                                                336,192         71,551         32,830
  Net investment income                                       149,540        403,529        289,196

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment
    transactions                                            3,856,466        152,603        176,910
  Net change in unrealized
    appreciation (depreciation)
    of investments                                          4,973,491     (1,589,967)      (108,768)
  Net gain (loss) on investments                            8,829,957     (1,437,364)        68,142

NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                          $  8,979,497   $ (1,033,835)  $    357,338


See Notes to Financial Statements.


B-50


STATEMENTS OF CHANGES
IN NET ASSETS                            ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  PREMIER GROWTH PORTFOLIO                  GLOBAL BOND PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                           SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                             JUNE 30, 1998        DECEMBER 31,      JUNE 30, 1998         DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     366,423       $     595,531       $     517,251       $     934,603
  Net realized gain (loss) on
    investments and foreign
    currency transactions                       20,958,666          (6,667,622)            129,083            (551,283)
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                            132,949,090          72,666,731              49,025            (187,415)
  Net increase in net assets from
    operations                                 154,274,179          66,594,640             695,359             195,905

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (748,382)           (324,686)           (359,373)           (945,935)
  Net realized gain on investments                      -0-                 -0-           (126,325)           (219,946)

CAPITAL STOCK TRANSACTIONS
  Net increase                                 188,574,170         309,621,843           2,660,677           5,047,231
  Total increase                               342,099,967         375,891,797           2,870,338           4,077,255

NET ASSETS
  Beginning of year                            472,326,105          96,434,308          22,194,345          18,117,090
  End of period (including
    undistributed net investment
    income of $212,983, $594,942,
    $387,032 and $229,154,
    respectively)                            $ 814,426,072       $ 472,326,105       $  25,064,683       $  22,194,345


See Notes to Financial Statements.


B-51


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                GROWTH AND INCOME PORTFOLIO          SHORT-TERM MULTI-MARKET PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $   1,807,346       $   2,195,334       $     198,035       $     395,342
  Net realized gain on investments
    and foreign currency
    transactions                                24,584,979          27,935,671             209,899             111,719
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              9,896,278          15,634,977            (194,991)           (181,535)
  Net increase in net assets from
    operations                                  36,288,603          45,765,982             212,943             325,526

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (2,226,956)         (1,272,246)           (630,815)           (412,899)
  Net realized gain on investments             (28,160,219)         (9,150,387)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       72,164,522          88,128,841             145,054            (535,499)
  Total increase (decrease)                     78,065,950         123,472,190            (272,818)           (622,872)

NET ASSETS
  Beginning of year                            250,201,595         126,729,405           6,489,432           7,112,304
  End of period (including
    undistributed net investment
    income of $1,772,741,
    $2,192,351, $40,935 and
    $473,715, respectively)                  $ 328,267,545       $ 250,201,595       $   6,216,614       $   6,489,432


See Notes to Financial Statements.


B-52


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                U.S. GOVERNMENT/HIGH GRADE
                                                    SECURITIES PORTFOLIO                  TOTAL RETURN PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $   1,052,438       $   1,860,009       $     633,072       $     822,012
  Net realized gain on investments
    and foreign currency
    transactions                                   695,260             242,976           2,663,784           3,789,362
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                               (314,303)            558,819           1,213,374           1,754,576
  Net increase in net assets from
    operations                                   1,433,395           2,661,804           4,510,230           6,365,950

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,873,533)         (1,409,036)           (828,887)           (480,826)
  Net realized gain on investments                (214,996)            (54,796)         (3,824,312)         (1,019,434)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   7,055,547           5,849,902          10,660,102          12,178,929
  Total increase                                 6,400,413           7,047,874          10,517,133          17,044,619

NET ASSETS
  Beginning of year                             36,197,778          29,149,904          42,919,969          25,875,350
  End of period (including
    undistributed net investment
    income of $1,039,030,
    $1,860,125, $626,577
    and $822,392, respectively)              $  42,598,191       $  36,197,778       $  53,437,102       $  42,919,969


See Notes to Financial Statements.


B-53


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                 INTERNATIONAL PORTFOLIO                  MONEY MARKET PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     471,048       $     478,040       $   2,017,879       $   3,452,183
  Net realized gain (loss) on
    investments and foreign
    currency transactions                        2,047,997           1,303,323                 124                (298)
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                                  7,246,966             116,846                  -0-                 -0-
  Net increase in net assets from
    operations                                   9,766,011           1,898,209           2,018,003           3,451,885

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,367,666)           (523,610)         (2,017,879)         (3,452,183)
  Net realized gain on investments              (2,040,979)           (836,368)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   5,947,077          15,848,071          14,340,114           2,814,828
  Total increase                                12,304,443          16,386,302          14,340,238           2,814,530

NET ASSETS
  Beginning of year                             60,710,398          44,324,096          67,583,821          64,769,291
  End of period (including
    undistributed/(distributions in
    excess of net investment income)
    net investment income of
    $(654,618), $242,000, $1,046
    and $1,046, respectively)                $  73,014,841       $  60,710,398       $  81,924,059       $  67,583,821


See Notes to Financial Statements.


B-54


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                        NORTH AMERICAN GOVERNMENT
                                            GLOBAL DOLLAR GOVERNMENT PORTFOLIO              INCOME PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     678,505       $   1,020,022       $   1,466,840       $   2,088,881
  Net realized gain (loss) on
    investments and foreign
    currency transactions                         (177,545)            739,413            (228,017)            292,939
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                             (1,006,861)           (463,672)           (628,239)           (243,915)
  Net increase (decrease) in
    net assets from operations                    (505,901)          1,295,763             610,584           2,137,905

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                         (1,020,590)           (489,948)         (2,126,978)         (1,103,754)
  Net realized gain on investments                (745,193)           (742,125)           (285,326)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   2,318,182           6,467,348           5,548,597          12,776,700
  Total increase                                    46,498           6,531,038           3,746,877          13,810,851

NET ASSETS
  Beginning of year                             15,378,444           8,847,406          30,506,501          16,695,650
  End of period (including
    undistributed net investment
    income of $670,942,
    $1,013,027, $1,422,218 and
    $2,082,356, respectively)                $  15,424,942       $  15,378,444       $  34,253,378       $  30,506,501


See Notes to Financial Statements.


B-55


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                 UTILITY INCOME PORTFOLIO                  GROWTH PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE IN NET
ASSETS FROM OPERATIONS
  Net investment income                      $     252,451       $     462,850       $     990,956       $     687,639
  Net realized gain on investments
    and foreign currency
    transactions                                   165,848             258,014          20,473,682          15,669,717
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                       1,845,020           3,238,860          24,222,724          33,639,619
  Net increase in net assets from
    operations                                   2,263,319           3,959,724          45,687,362          49,996,975

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (467,584)           (289,532)           (667,879)           (265,892)
  Net realized gain on investments                (217,903)                 -0-        (15,606,121)         (6,564,799)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   4,261,328           1,820,021          32,940,517          54,020,810
  Total increase                                 5,839,160           5,490,213          62,353,879          97,187,094

NET ASSETS
  Beginning of year                             20,347,006          14,856,793         235,874,985         138,687,891
  End of period (including
    undistributed net investment
    income of $246,306,
    $461,439, $1,007,361 and
    $684,284, respectively)                  $  26,186,166       $  20,347,006       $ 298,228,864       $ 235,874,985


See Notes to Financial Statements.


B-56


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                             WORLDWIDE PRIVATIZATION PORTFOLIO        CONSERVATIVE INVESTORS PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     668,819       $     569,265       $     627,400       $     983,136
  Net realized gain on investments
    and foreign currency
    transactions                                 2,305,542           2,030,990             418,031           1,295,033
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              2,669,544            (439,024)          1,522,933             469,660
  Net increase in net assets from
    operations                                   5,643,905           2,161,231           2,568,364           2,747,829

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (602,038)           (348,486)           (983,527)           (608,412)
  Net realized gain on investments              (2,230,552)           (421,270)         (1,277,810)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   3,880,717          21,619,677           6,054,518           6,327,771
  Total increase                                 6,692,032          23,011,152           6,361,545           8,467,188

NET ASSETS
  Beginning of year                             41,817,965          18,806,813          30,196,381          21,729,193
  End of period (including
    undistributed net investment
    income of $569,091,
    $502,310, $616,895 and
    $973,022, respectively)                  $  48,509,997       $  41,817,965       $  36,557,926       $  30,196,381


See Notes to Financial Statements.


B-57


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                GROWTH INVESTORS PORTFOLIO                TECHNOLOGY PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1998       DECEMBER 31,        JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)            1997
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)               $     159,795       $     226,698       $    (113,067)      $      84,919
  Net realized gain (loss) on
    investments and foreign
    currency transactions                          383,388           1,347,406           3,204,514          (2,186,460)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                       1,858,390             334,892          16,841,420           3,331,455
  Net increase in net assets from
    operations                                   2,401,573           1,908,996          19,932,867           1,229,914

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                           (214,940)           (180,480)           (121,060)           (141,660)
  Net realized gain on investments              (1,371,580)           (200,739)                 -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   2,090,501           4,362,797           3,079,071          40,068,148
  Total increase                                 2,905,554           5,890,574          22,890,878          41,156,402

NET ASSETS
  Beginning of year                             16,599,910          10,709,336          69,239,833          28,083,431
  End of period (including
    undistributed net investment
    income/(distributions in excess
    of net investment income, of
    $147,020, $202,165, $(147,857)
    and $86,270, respectively)               $  19,505,464       $  16,599,910       $  92,130,711       $  69,239,833


See Notes to Financial Statements.


B-58


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                     QUASAR PORTFOLIO                REAL ESTATE INVESTMENT PORTFOLIO
                                           -------------------------------------   -------------------------------------
                                            SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED      PERIOD ENDED
                                             JUNE 30, 1998        DECEMBER 31,      JUNE 30, 1998        DECEMBER 31,
                                              (UNAUDITED)            1997             (UNAUDITED)          1997 (A)
                                           -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     149,540       $      59,268       $     403,529       $     287,942
  Net realized gain on investment
    transactions                                 3,856,466           5,195,196             152,603              79,169
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                              4,973,491              79,213          (1,589,967)          1,032,461
  Net increase (decrease) in net
    assets from operations                       8,979,497           5,333,677          (1,033,835)          1,399,572

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (58,060)            (22,104)           (240,978)                 -0-
  Net realized gain on investments              (6,038,261)                 -0-           (104,773)                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                  22,097,620          45,123,778           5,006,951          12,294,485
  Total increase                                24,980,796          50,435,351           3,627,365          13,694,057

NET ASSETS
  Beginning of period                           59,277,168           8,841,817          13,694,057                  -0-
  End of period (including
    undistributed net investment
    income of $137,000,
    $45,520, $450,493 and
    $287,942, respectively)                  $  84,257,964       $  59,277,168       $  17,321,422       $  13,694,057


(a)  Commencement of operations, January 9, 1997.

     See Notes to Financial Statements.


B-59


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   HIGH-YIELD PORTFOLIO
                                           -------------------------------------
                                            SIX MONTHS ENDED     PERIOD ENDED
                                             JUNE 30, 1998       DECEMBER 31,
                                              (UNAUDITED)           1997 (A)
                                           -----------------   -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income                      $     289,196       $       7,694
  Net realized gain on
    investment transactions                        176,910                 244
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                               (108,768)             11,558
  Net increase in net assets
    from operations                                357,338              19,496

DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (11,475)                 -0-
  Net realized gain on investments                      -0-                 -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                  11,845,168           1,121,859
  Total increase                                12,191,031           1,141,355

NET ASSETS
  Beginning of period                            1,141,355                  -0-
  End of period (including
    undistributed net investment
    income of $285,415 and
    $7,694, respectively)                    $  13,332,386       $   1,141,355


(a)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-60


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio, Real Estate Investment Portfolio and High-Yield Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO--seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO--seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies, (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation substantially all of the Portfolios' assets will be invested in high yield, high risk securities that are low-rated (i.e. below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer capacity to pay interest and repay principal.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the states of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies



B-61


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communication equipment and services, and in the provision of other utility-related goods and services.

GROWTH PORTFOLIO--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

HIGH-YIELD PORTFOLIO--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities. As a secondary objective this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by the nationally recognized rating service. These securities, which are often referred to as "junk bonds", are subject to greater risk of loss of principle and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Restricted securities, illiquid securities and securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.


B-62


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Technology Portfolio $21,500 through January 2001; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90 of 1%; and High-Yield Portfolio, .75 of 1%. The fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory


B-63


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Pursuant to the Advisory Agreement the Growth & Income, Growth, and Money Market portfolios paid $21,811, $21,799 and $12,190 respectively to the Adviser representing the cost of certain legal and accounting services provided to the Funds by the Adviser for the period ended June 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended June 30, 1998, the Fund paid a total of $9,000 which was allocated evenly among the portfolios.

During the six months ended June 30, 1998, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio, except for the Premier Growth Portfolio, so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the six months ended June 30, 1998, such waivers/reimbursements amounted to $3,662, $23,485, $103,073, $19,330, $39,141,
$10,892, $118,794, $43,350, $67,112, $70,194, $93,544, $42,229 and $12,301 for
the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the International Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High-Yield Portfolio, respectively. In addition, for the period from January 1, 1998 to April 30, 1998, the Advisor agreed to waive/reimburse the Premier Growth Portfolio expenses in the amount of $240,762.

Brokerage commissions paid for the six months ended June 30, 1998, on investment transactions amounted to $211,359, $260,713, $27,339, $164,611,
$7,365, $180,007, $79,617, $15,592, $17,435, $36,911, $94,869 and $17,601 for
the Premier Growth Portfolio, the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio, respectively, of which $5,910 was paid by the Premier Growth Portfolio and $65 was paid by the Quasar Portfolio to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 1998, were as follows:

                                               PURCHASES                                 SALES
                                  ------------------------------------    ------------------------------------
                                     STOCKS AND       U.S. GOVERNMENT       STOCKS AND        U.S. GOVERNMENT
PORTFOLIO                         DEBT OBLIGATIONS      AND AGENCIES      DEBT OBLIGATIONS      AND AGENCIES
--------------------------        ----------------    ----------------    ----------------    ----------------
Premier Growth                     $ 245,386,335       $          -0-      $  78,664,120       $          -0-
Global Bond                            7,150,616           1,943,461           5,873,670             627,250
Growth and Income                    156,211,785           3,739,620         126,603,951                  -0-
Short-Term Multi-Market                  670,811                  -0-            870,222                  -0-
U.S. Government/High Grade
  Securities                          10,118,831          51,522,680          10,157,759          43,338,073
Total Return                          16,600,623           1,900,063          13,489,568                  -0-
International                         36,422,462                  -0-         32,655,012                  -0-
Global Dollar Government              13,374,564                  -0-         12,566,836                  -0-
North American Government
  Income                               1,776,582                  -0-                 -0-                 -0-
Utility Income                         4,507,148                  -0-          1,643,611                  -0-
Growth                                88,472,861                  -0-         81,338,195                  -0-
Worldwide Privatization               18,042,157                  -0-         14,628,033                  -0-
Conservative Investors                 7,155,458           8,681,642           5,436,956           5,957,244
Growth Investors                       5,551,733           1,952,183           6,555,329           1,755,924
Technology                            30,864,236                  -0-         24,579,331                  -0-


B-64


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PURCHASES                                 SALES
                                  ------------------------------------    ------------------------------------
                                     STOCKS AND       U.S. GOVERNMENT       STOCKS AND        U.S. GOVERNMENT
PORTFOLIO                         DEBT OBLIGATIONS      AND AGENCIES      DEBT OBLIGATIONS      AND AGENCIES
--------------------------        ----------------    ----------------    ----------------    ----------------
Quasar                                40,714,534                  -0-         39,657,820                  -0-
Real Estate Investment                 7,043,478                  -0-          2,055,569                  -0-
High-Yield                            28,162,279                  -0-         16,334,707                  -0-


At June 30, 1998, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                                    NET
                                                                 GROSS UNREALIZED                UNREALIZED
                                                      ------------------------------------      APPRECIATION
PORTFOLIO                               COST            APPRECIATION        DEPRECIATION       (DEPRECIATION)
--------------------------        ----------------    ----------------    ----------------    ----------------
Premier Growth                     $ 591,903,686       $ 226,646,400       $  (3,587,087)      $ 223,059,313
Global Bond                           24,542,635             230,283            (169,093)             61,190
Growth and Income                    289,758,438          47,842,160          (9,579,596)         38,262,564
Short-Term Multi-Market                6,391,416               3,648            (290,101)           (286,453)
U.S. Government/High Grade
  Securities                          41,815,797             416,167             (68,825)            347,342
Total Return                          48,673,911           5,739,058          (1,016,605)          4,722,453
International                         63,975,668          11,008,587          (2,232,341)          8,776,246
Global Dollar Government              15,700,445             127,012          (1,232,236)         (1,105,224)
North American Government
  Income                              33,684,893             991,194            (705,657)            285,537
Utility Income                        19,936,859           6,595,992            (412,889)          6,183,103
Growth                               220,635,019          84,443,717          (6,364,172)         78,079,545
Worldwide Privatization               44,655,473           8,466,161          (4,902,741)          3,563,420
Conservative Investors                33,551,744           2,890,355            (174,597)          2,715,758
Growth Investors                      16,638,054           3,138,223            (203,742)          2,934,481
Technology                            70,133,880          25,336,988          (3,104,319)         22,232,669
Quasar                                78,356,871           9,677,387          (4,476,542)          5,200,845
Real Estate Investment                17,986,282             269,182            (826,688)           (557,506)
High-Yield                            13,141,253             109,458            (210,821)           (101,363)


At December 31, 1997, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income and Technology Portfolios had net capital loss carryforwards of $1,518,008 (of which $714,472 expires in the year 2004 and $803,536 expires in the year 2005), $641 (of which $343 expires in the year 2004 and $298 expires in the year 2005), $2,290 which expires in the year 2004, $2,125,395 (of which $355,160 expires in the year 2004 and $1,770,235 expires in the year 2005). During the year ended December 31, 1997, the Conservative Investors and Utility Income utilized all of the capital loss carryforward which amounted to $33,655 and $46,396. Short-Term Multi-Market had net capital loss carryforward of $1,130,583 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003 and $32,650 expires in the year 2005).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Global Bond, Short-Term Multi-Market, International and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gain or loss on foreign currency transactions.


B-65


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of forward exchange currency contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At June 30, 1998, the outstanding forward exchange currency contracts were as follows:


GLOBAL BOND PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Australian Dollar,
  settling 7/29/98         1,550    $  936,309    $  962,583     $ (26,274)
Japanese Yen,
  settling 7/22/98       250,000     1,839,588     1,814,020        25,568
                                                                 $    (706)


SHORT-TERM MULTI-MARKET PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Deutsche Mark,
  settling 8/20/98         2,979    $1,664,624    $1,657,091     $   7,533
French Franc,
  settling 7/15/98         1,769       291,231       292,814        (1,583)
Italian Lira,
  settling 7/27/98         1,004       565,053       565,051             2
New Zealand Dollar,
  settling 9/17/98         1,303       638,568       674,710       (36,142)
Spanish Peseta,
  settling 7/14/98         3,000        19,534        19,573           (39)
Swedish Krona,
  settling 8/17/98         3,438       430,720       431,867        (1,147)
                                                                 $ (31,376)


INTERNATIONAL PORTFOLIO:
                        CONTRACT     VALUE ON       U.S. $         UNREALIZED
                         AMOUNT     ORIGINATION     CURRENT       APPRECIATION/
                          (000)        DATE          VALUE        DEPRECIATION
                        ---------   -----------  --------------   -------------
FOREIGN CURRENCY
SALE CONTRACTS
Japanese Yen,
  settling 9/24/98       360,605    $2,648,000    $2,640,641     $   7,359


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolios purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options


B-66


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended June 30, 1998, the Portfolio did not engage in any option transactions.


NOTE D: CAPITAL STOCK
There are 10,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

PREMIER GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            9,151,166    18,381,290    $223,088,818    $348,392,336
Shares issued in
  reinvestment of
  dividends and
  distributions           27,956        17,344         748,382         324,686
Shares redeemed       (1,427,796)   (2,038,212)    (35,263,030)    (39,095,179)
Net increase           7,751,326    16,360,422    $188,574,170    $309,621,843


GLOBAL BOND PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              406,526       615,554    $  4,592,796    $  6,854,237
Shares issued in
  reinvestment of
  dividends and
  distributions           43,327       107,060         485,698       1,165,881
Shares redeemed         (214,015)     (266,344)     (2,417,817)     (2,972,887)
Net increase             235,838       456,270    $  2,660,677    $  5,047,231


GROWTH AND INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            2,296,243     4,651,201    $ 49,589,344    $ 85,220,780
Shares issued in
  reinvestment of
  dividends and
  distributions        1,482,301       585,541      30,387,175      10,422,633
Shares redeemed         (358,784)     (411,208)     (7,811,997)     (7,514,572)
Net increase           3,419,760     4,825,534    $ 72,164,522    $ 88,128,841


B-67


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SHORT-TERM MULTI-MARKET PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              132,952       366,280    $  1,428,543    $  3,882,391
Shares issued in
  reinvestment of
  dividends               64,303        40,165         630,815         412,899
Shares redeemed         (177,998)     (455,606)     (1,914,304)     (4,830,789)
Net increase (decrease)   19,257       (49,161)   $    145,054    $   (535,499)


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              735,504       870,507    $  8,898,670    $ 10,135,743
Shares issued in
   reinvestment of
  dividends and
  distributions          178,050       129,085       2,088,529       1,463,832
Shares redeemed         (324,515)     (497,164)     (3,931,652)     (5,749,673)
Net increase             589,039       502,428    $  7,055,547    $  5,849,902


TOTAL RETURN PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              514,670       880,572    $  9,239,833    $ 14,008,071
Shares issued in
  reinvestment of
  dividends and
  distributions          274,525        97,356       4,653,200       1,500,260
Shares redeemed         (178,953)     (210,529)     (3,232,931)     (3,329,402)
Net increase             610,242       767,399    $ 10,660,102    $ 12,178,929


INTERNATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            4,940,837     5,433,762    $ 82,857,939    $ 83,558,930
Shares issued in
  reinvestment of
  dividends and
  distributions          209,505        85,533       3,408,645       1,359,978
Shares redeemed       (4,789,200)   (4,454,018)    (80,319,507)    (69,070,837)
Net increase             361,142     1,065,277    $  5,947,077    $ 15,848,071


B-68


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MONEY MARKET PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold          224,306,095   260,121,111    $224,306,095    $260,121,111
Shares issued in
  reinvestment of
  dividends            2,017,879     3,452,183       2,017,879       3,452,183
Shares redeemed     (211,983,860) (260,758,466)   (211,983,860)   (260,758,466)
Net increase          14,340,114     2,814,828    $ 14,340,114    $  2,814,828


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              155,611       567,148    $  2,288,484    $  8,477,375
Shares issued in
  reinvestment of
  dividends and
  distributions          136,882        90,285       1,765,784       1,232,073
Shares redeemed         (116,158)     (225,116)     (1,736,086)     (3,242,100)
Net increase             176,335       432,317    $  2,318,182    $  6,467,348

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              545,226     1,306,695    $  7,187,988    $ 16,666,170
Shares issued in
  reinvestment of
  dividends and
  distributions          195,804        88,019       2,412,304       1,103,754
Shares redeemed         (306,827)     (391,062)     (4,051,695)     (4,993,224)
Net increase             434,203     1,003,652    $  5,548,597    $ 12,776,700


UTILITY INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              280,560       353,259    $  4,570,216    $  4,795,124
Shares issued in
  reinvestment of
  dividends and
  distributions           41,319        22,136         685,488         289,532
Shares redeemed          (60,205)     (247,410)       (994,376)     (3,264,635)
Net increase             261,674       127,985    $  4,261,328    $  1,820,021


B-69


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            1,029,886     3,011,243    $ 25,345,483    $ 58,667,838
Shares issued in
  reinvestment of
  dividends and
  distributions          657,801       359,699      16,274,000       6,830,691
Shares redeemed         (350,366)     (589,726)     (8,678,966)    (11,477,719)
Net increase           1,337,321     2,781,216    $ 32,940,517    $ 54,020,810


WORLDWIDE PRIVATIZATION PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              296,934     1,621,182    $  4,755,788    $ 23,165,163
Shares issued in
  reinvestment of
  dividends and
  distributions          188,588        53,013       2,832,590         769,756
Shares redeemed         (237,761)     (162,366)     (3,707,661)     (2,315,242)
Net increase             247,761     1,511,829    $  3,880,717    $ 21,619,677


CONSERVATIVE INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              447,275       780,780    $  6,069,403    $  9,838,439
Shares issued in
  reinvestment of
  dividends and
  distributions          171,184        48,986       2,261,337         608,412
Shares redeemed         (167,675)     (325,161)     (2,276,222)     (4,119,080)
Net increase             450,784       504,605    $  6,054,518    $  6,327,771


GROWTH INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              105,805       436,739    $  1,631,237    $  6,003,204
Shares issued in
  reinvestment of
  dividends and
  distributions          105,839        28,259       1,586,520         381,219
Shares redeemed          (72,278)     (150,934)     (1,127,256)     (2,021,626)
Net increase             139,366       314,064    $  2,090,501    $  4,362,797


B-70


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold              916,892     3,792,319    $ 12,402,287    $ 45,101,686
Shares issued in
  reinvestment of
  dividends                8,130        12,276         121,060         141,660
Shares redeemed         (703,520)     (437,863)     (9,444,276)     (5,175,198)
Net increase             221,502     3,366,732    $  3,079,071    $ 40,068,148


QUASAR PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                     ------------  ------------  --------------  --------------
Shares sold            1,373,827     4,114,230    $ 18,999,746    $ 48,077,255
Shares issued in
  reinvestment of
  dividends and
  distributions          471,122         1,959       6,096,321          22,104
Shares redeemed         (217,788)     (246,062)     (2,998,447)     (2,975,581)
Net increase           1,627,161     3,870,127    $ 22,097,620    $ 45,123,778


REAL ESTATE INVESTMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED PERIOD ENDED SIX MONTHS ENDED PERIOD ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)      1997(A)     (UNAUDITED)       1997(A)
                     ------------  ------------  --------------  --------------
Shares sold              599,924     1,182,129    $  7,127,944    $ 13,064,224
Shares issued in
  reinvestment of
  dividends and
  distributions           31,720            -0-        345,750              -0-
Shares redeemed         (208,476)      (71,998)     (2,466,743)       (769,739)
Net increase             423,168     1,110,131    $  5,006,951    $ 12,294,485


HIGH-YIELD PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED PERIOD ENDED SIX MONTHS ENDED PERIOD ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)      1997(B)     (UNAUDITED)       1997(B)
                     ------------  ------------  --------------  --------------
Shares sold            1,211,343       110,513    $ 13,248,298    $  1,122,331
Shares issued in
  reinvestment of
  dividends                1,032            -0-         11,475              -0-
Shares redeemed         (127,729)          (47)     (1,414,605)           (472)
Net increase           1,084,646       110,466    $ 11,845,168    $  1,121,859


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.


B-71


FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      PREMIER GROWTH PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.99         $15.70       $17.80       $12.37       $12.79       $11.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .01            .04          .08          .09          .03           -0-
Net realized and unrealized gain (loss)
  on investment transactions                    5.95           5.27         3.29         5.44         (.41)        1.43
Net increase (decrease) in net asset
  value from operations                         5.96           5.31         3.37         5.53         (.38)        1.43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)          (.02)        (.10)        (.03)        (.01)        (.01)
Distributions from net realized gains             -0-            -0-       (5.37)        (.07)        (.03)        (.01)
Total dividends and distributions               (.03)          (.02)       (5.47)        (.10)        (.04)        (.02)
Net asset value, end of period                $26.92         $20.99       $15.70       $17.80       $12.37       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                          28.37%         33.86%       22.70%       44.85%       (2.96)%      12.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $814,426       $472,326      $96,434      $29,278      $37,669      $13,659
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .99%(d)        .95%         .95%         .95%         .95%        1.18%
  Expenses, before waivers and
    reimbursements                              1.07%(d)       1.10%        1.23%        1.19%        1.40%        2.05%
  Net investment income (a)                      .11%(d)        .21%         .52%         .55%         .42%         .22%
Portfolio turnover rate                          .13%            27%          32%          97%          38%          42%


                                                                        GLOBAL BOND PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.10         $11.74       $12.15       $ 9.82       $11.33       $11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .54          .67          .69          .57          .77
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .09           (.48)         .01         1.73        (1.16)         .43
Net increase (decrease) in net asset
  value from operations                          .34            .06          .68         2.42         (.59)        1.20

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.17)          (.57)        (.84)        (.09)        (.62)        (.85)
Distributions from net realized gains           (.06)          (.13)        (.25)          -0-        (.30)        (.26)
Total dividends and distributions               (.23)          (.70)       (1.09)        (.09)        (.92)       (1.11)
Net asset value, end of period                $11.21         $11.10       $11.74       $12.15       $ 9.82       $11.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.00%           .67%        6.21%       24.73%       (5.16)%      11.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $25,065        $22,194      $18,117      $11,553       $7,298       $6,748
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .94%(d)        .94%         .94%         .95%         .95%        1.50%
  Expenses, before waivers and
    reimbursements                               .97%(d)       1.03%        1.15%        1.77%        2.05%        1.50%
  Net investment income (a)                     4.44%(d)       4.81%        5.76%        6.22%        6.01%        4.85%
Portfolio turnover rate                           29%           257%         191%         262%         102%         125%


See footnote summary on page B-80.


B-72


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       GROWTH AND INCOME PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $19.93         $16.40       $15.79       $11.85       $12.18       $10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .21          .24          .27          .10          .01
Net realized and unrealized gain (loss)
  on investment transactions                    2.61           4.39         3.18         3.94         (.16)        1.27
Net increase (decrease) in net asset
  value from operations                         2.74           4.60         3.42         4.21         (.06)        1.28

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)          (.13)        (.25)        (.13)        (.10)        (.06)
Distributions from net realized gains          (1.96)          (.94)       (2.56)        (.14)        (.17)        (.03)
Total dividends and distributions              (2.12)         (1.07)       (2.81)        (.27)        (.27)        (.09)
Net asset value, end of period                $20.55         $19.93       $16.40       $15.79       $11.85       $12.18

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.75%         28.80%       24.09%       35.76%        (.35)%      11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $328,268       $250,202     $126,729      $41,993      $41,702      $22,756
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .72%(d)        .72%         .82%         .79%         .90%        1.18%
  Expenses, before waivers and
    reimbursements                               .72%(d)        .72%         .82%         .79%         .91%        1.28%
  Net investment income (a)                     1.25%(d)       1.16%        1.58%        1.95%        1.71%        1.76%
Portfolio turnover rate                           45%            86%          87%         150%          95%          69%


                                                                  SHORT-TERM MULTI-MARKET PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.57         $10.73       $10.58       $ 9.91       $11.07       $10.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .32            .59          .64          .82          .47          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .04           (.11)         .33         (.15)       (1.16)         .43
Net increase (decrease) in net asset
  value from operations                          .36            .48          .97          .67         (.69)         .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.11)          (.64)        (.82)          -0-        (.46)        (.41)
Return of capital                                 -0-            -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions              (1.11)          (.64)        (.82)          -0-        (.47)        (.41)
Net asset value, end of period                 $9.82         $10.57       $10.73       $10.58       $ 9.91       $11.07

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.37%          4.59%        9.57%        6.76%       (6.51)%       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,217         $6,489       $7,112       $3,152      $20,921      $23,560
Ratios to average net assets of:
  Expenses, net of waivers and
  reimbursements                                 .93%(d)        .94%         .95%         .95%         .94%        1.17%
  Expenses, before waivers and
    reimbursements                              1.66%(d)       1.42%        2.09%        1.30%         .99%        1.24%
  Net investment income (a)                     6.15%(d)       5.50%        6.03%        8.22%        6.52%        6.39%
Portfolio turnover rate                           12%           222%         159%         379%         134%         210%


See footnote summary on page B-80.


B-73


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.93         $11.52       $11.66       $ 9.94       $10.72        $9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .32            .68          .66          .65          .28          .43
Net realized and unrealized gain (loss)
  on investment transactions                     .12            .29         (.39)        1.25         (.71)         .48
Net increase (decrease) in net asset
  value from operations                          .44            .97          .27         1.90         (.43)         .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.55)          (.54)        (.28)        (.18)        (.21)        (.08)
Distributions from net realized gains           (.06)          (.02)        (.13)          -0-        (.14)          -0-
Total dividends and distributions               (.61)          (.56)        (.41)        (.18)        (.35)        (.08)
Net asset value, end of period                $11.76         $11.93       $11.52       $11.66       $ 9.94       $10.72

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.72%          8.68%        2.55%       19.26%       (4.03)%       9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $42,598        $36,198      $29,150      $16,947       $5,101       $1,350
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .79%(d)        .84%         .92%         .95%         .95%        1.16%
  Expenses, before waivers and
    reimbursements                               .79%(d)        .84%         .98%        1.58%        3.73%        5.42%
  Net investment income (a)                     5.39%(d)       5.89%        5.87%        5.96%        5.64%        4.59%
Portfolio turnover rate                          152%           114%         137%          68%          32%         177%


                                                                        TOTAL RETURN PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $16.92         $14.63       $12.80       $10.41       $10.97       $10.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .39          .27          .36          .15          .15
Net realized and unrealized gain (loss)
  on investment transactions                    1.46           2.62         1.66         2.10         (.56)         .81
Net increase (decrease) in net asset
  value from operations                         1.69           3.01         1.93         2.46         (.41)         .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)          (.23)        (.07)        (.07)        (.09)          -0-
Distributions from net realized gains          (1.34)          (.49)        (.03)          -0-        (.06)          -0-
Total dividends and distributions              (1.63)          (.72)        (.10)        (.07)        (.15)          -0-
Net asset value, end of period                $16.98         $16.92       $14.63       $12.80       $10.41       $10.97

TOTAL RETURN
Total investment return based on
  net asset value (c)                          10.00%         21.11%       15.17%       23.67%       (3.77)%       9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $53,437        $42,920      $25,875       $8,242         $750         $360
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .81%(d)        .88%         .95%         .95%         .95%        1.20%
  Expenses, before waivers and
    reimbursements                               .81%(d)        .88%        1.12%        4.49%       19.49%       25.96%
  Net investment income (a)                     2.64%(d)       2.46%        2.76%        3.16%        2.29%        1.45%
Portfolio turnover rate                           30%            65%          57%          30%          83%          25%


See footnote summary on page B-80.


B-74


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       INTERNATIONAL PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.02         $14.89       $14.07       $12.88       $12.16       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .12            .13          .19          .18          .10          .03
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  2.25            .39          .83         1.08          .72         2.13
Net increase in net asset value
  from operations                               2.37            .52         1.02         1.26          .82         2.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)          (.15)        (.08)        (.03)        (.02)          -0-
Distributions from net realized gains           (.49)          (.24)        (.12)        (.04)        (.08)          -0-
Total dividends and distributions               (.81)          (.39)        (.20)        (.07)        (.10)          -0-
Net asset value, end of period                $16.58         $15.02       $14.89       $14.07       $12.88       $12.16

TOTAL RETURN
Total investment return based on
  net asset value (c)                          15.88%          3.33%        7.25%        9.86%        6.70%       21.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $73,015        $60,710      $44,324      $16,542       $7,276         $688
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%        1.20%
  Expenses, before waivers and
    reimbursements                              1.26%(d)       1.42%        1.91%        2.99%        7.26%       39.28%
  Net investment income (a)                     1.42%(d)        .87%        1.29%        1.41%         .90%         .26%
Portfolio turnover rate                           52%           134%          60%          87%          95%          85%


                                                                         MONEY MARKET PORTFOLIO
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1998   ---------------------------------------------------------------
                                            (UNAUDITED)        1997         1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $1.00          $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       .025            .05          .05          .05          .03          .22

LESS: DIVIDENDS
Dividends from net investment income           (.025)          (.05)        (.05)        (.05)        (.03)        (.22)
Net asset value, end of period                 $1.00          $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           2.52%          5.11%        4.71%        4.97%        3.27%        2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $81,924        $67,584      $64,769      $28,092       $6,899         $102
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .65%(d)        .64%         .69%         .95%         .95%        1.16%
  Expenses, before waivers and
    reimbursements                               .65%(d)        .64%         .69%        1.07%        4.46%       68.14%
  Net investment income (a)                     5.01%(d)       5.00%        4.64%        4.85%        3.98%        2.15%


See footnote summary on page B-80.


B-75


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                          MAY 2, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.65         $14.32       $11.95       $ 9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .61           1.17         1.10          .92          .36
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                 (1.04)           .70         1.78         1.32         (.52)
Net increase (decrease) in net asset
  value from operations                         (.43)          1.87         2.88         2.24         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.95)          (.61)        (.48)        (.13)          -0-
Distributions from net realized gains           (.69)          (.93)        (.03)          -0-          -0-
Total dividends and distributions              (1.64)         (1.54)        (.51)        (.13)          -0-
Net asset value, end of period                $12.58         $14.65       $14.32       $11.95       $ 9.84

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (3.25)%        13.23%       24.90%       22.98%       (1.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,425        $15,378       $8,847       $3,778       $1,146
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.19%(d)       1.29%        1.97%        4.82%       15.00%(d)
  Net investment income (a)                     8.43%(d)       7.87%        8.53%        8.65%        6.02%(d)
Portfolio turnover rate                           81%           214%         155%          13%           9%


                                                        NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                          MAY 3, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.97         $12.38       $10.48       $ 8.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .58           1.07         1.26         1.13          .50
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.33)           .10          .69          .83        (1.71)
Net increase (decrease) in net asset
  value from operations                          .25           1.17         1.95         1.96        (1.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.82)          (.58)        (.05)        (.27)          -0-
Distributions from net realized gains           (.11)            -0-          -0-          -0-          -0-
Total dividends and distributions               (.93)          (.58)        (.05)        (.27)          -0-
Net asset value, end of period                $12.29         $12.97       $12.38       $10.48       $ 8.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                           1.91%          9.62%       18.70%       22.71%      (12.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $34,253        $30,507      $16,696       $7,278       $3,848
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .87%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.11%(d)       1.04%        1.41%        2.57%        4.43%(d)
  Net investment income (a)                     8.89%(d)       8.34%       11.04%       12.24%        8.49%(d)
Portfolio turnover rate                           -0-%           20%           4%          35%          15%


See footnote summary on page B-80.


B-76


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               UTILITY INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                             SIX MONTHS                                         MAY 10, 1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.67         $12.69       $12.01       $ 9.96       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .18            .38          .31          .30          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.39           2.84          .62         1.83         (.32)
Net increase (decrease) in net asset
  value from operations                         1.57           3.22          .93         2.13         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)          (.24)        (.09)        (.08)          -0-
Distributions from net realized gains           (.14)            -0-        (.16)          -0-          -0-
Total dividends and distributions               (.45)          (.24)        (.25)        (.08)          -0-
Net asset value, end of period                $16.79         $15.67       $12.69       $12.01       $ 9.96

TOTAL RETURN
Total investment return based on
  net asset value (c)                          10.07%         25.71%        7.88%       21.45%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $26,186        $20,347      $14,857       $6,251       $1,254
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)       .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.04%(d)       1.08%        1.51%        3.79%       15.98%(d)
  Net investment income (a)                     2.19%(d)       2.83%        2.61%        2.73%        4.62%(d)
Portfolio turnover rate                            8%            30%          75%         138%          31%


                                                                     GROWTH PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                 SEPTEMBER 15,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $22.42         $17.92       $14.23       $10.53       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .09            .07          .06          .17          .03
Net realized and unrealized gain
  on investment transactions                    4.10           5.18         3.95         3.54          .50
Net increase in net asset value
  from operations                               4.19           5.25         4.01         3.71          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)          (.03)        (.04)        (.01)          -0-
Distributions from net realized gains          (1.40)          (.72)        (.28)          -0-          -0-
Total dividends and distributions              (1.46)          (.75)        (.32)        (.01)          -0-
Net asset value, end of period                $25.15         $22.42       $17.92       $14.23       $10.53

TOTAL RETURN
Total investment return based on
  net asset value (c)                          18.81%         30.02%       28.49%       35.23%        5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $298,229       $235,875     $138,688      $45,220       $5,492
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .84%(d)        .84%         .93%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                               .84%(d)        .84%         .93%        1.27%        4.19%(d)
  Net investment income (a)                      .75%(d)        .37%         .35%        1.31%        1.17%(d)
Portfolio turnover rate                           32%            62%          98%          86%          25%


See footnote summary on page B-80.


B-77


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             WORLDWIDE PRIVATIZATION PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                 SEPTEMBER 23,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.20         $13.13       $11.17       $10.10       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .25          .28          .32          .10
Net realized and unrealized gain
  on investments and foreign
  currency transactions                         1.71           1.17         1.78          .78           -0-
Net increase in net asset value
  from operations                               1.94           1.42         2.06         1.10          .10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)          (.16)        (.10)        (.03)          -0-
Distributions from net realized gains           (.74)          (.19)          -0-          -0-          -0-
Total dividends and distributions               (.94)          (.35)        (.10)        (.03)          -0-
Net asset value, end of period                $15.20         $14.20       $13.13       $11.17       $10.10

TOTAL RETURN
Total investment return based on
  net asset value (c)                          13.75%         10.75%       18.51%       10.87%        1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $48,510        $41,818      $18,807       $5,947       $1,127
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.47%(d)       1.55%        1.85%        4.17%       18.47%(d)
  Net investment income (a)                     2.92%(d)       1.76%        2.26%        2.96%        4.27%(d)
Portfolio turnover rate                           34%            58%          47%          23%           0%


                                                             CONSERVATIVE INVESTORS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                  OCTOBER 28,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.10         $12.07       $11.76       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .48          .45          .51          .06
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .80            .86         (.01)        1.20          .01
Net increase in net asset value from
  operations                                    1.05           1.34          .44         1.71          .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.38)          (.31)        (.09)        (.02)          -0-
Distributions from net realized gains           (.50)            -0-        (.04)          -0-          -0-
Total dividends and distributions               (.88)          (.31)        (.13)        (.02)          -0-
Net asset value, end of period                $13.27         $13.10       $12.07       $11.76       $10.07

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.02%         11.22%        3.79%       16.99%         .70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $36,558        $30,196      $21,729       $7,420         $701
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.21%(d)       1.33%        1.40%        4.25%       20.35%(D)
  Net investment income (a)                     3.75%(d)       3.85%        3.93%        4.65%        3.55%(d)
Portfolio turnover rate                           42%           209%         211%          61%           2%


See footnote summary on page B-80.


B-78


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 GROWTH INVESTORS PORTFOLIO
                                            -----------------------------------------------------------------
                                                                                                  OCTOBER 28,
                                             SIX MONTHS                                             1994(E)
                                               ENDED             YEAR ENDED DECEMBER 31,             TO
                                           JUNE 30, 1998   -------------------------------------  DECEMBER 31,
                                            (UNAUDITED)       1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.38         $12.74       $11.87       $ 9.86       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .23          .24          .35          .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  1.91           1.83          .72         1.67         (.18)
Net increase (decrease) in net asset
  value from operations                         2.04           2.06          .96         2.02         (.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)          (.20)        (.07)        (.01)          -0-
Distributions from net realized gains          (1.16)          (.22)        (.02)          -0-          -0-
Total dividends and distributions              (1.34)          (.42)        (.09)        (.01)          -0-
Net asset value, end of period                $15.08         $14.38       $12.74       $11.87       $ 9.86

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.21%         16.34%        8.18%       20.48%       (1.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,505        $16,600      $10,709       $4,978         $321
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%         .95%         .95%         .95%(d)
  Expenses, before waivers and
    reimbursements                              1.69%(d)       1.70%        1.85%        6.17%       41.62%(d)
  Net investment income (a)                     1.77%(d)       1.72%        2.01%        3.21%        2.29%(d)
Portfolio turnover rate                           47%           164%         160%          50%           3%


                                                    TECHNOLOGY PORTFOLIO
                                            ----------------------------------------
                                                                         JANUARY 11,
                                            SIX MONTHS                     1996(E)
                                              ENDED        YEAR ENDED        TO
                                           JUNE 30, 1998   DECEMBER 31,  DECEMBER 31,
                                            (UNAUDITED)       1997          1996
                                            -----------    -----------   -----------
Net asset value, beginning of period          $11.72         $11.04        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)(b)             (.02)           .02           .11
Net realized and unrealized gain on
  investment transactions                       3.35            .69           .93
Net increase in net asset value from
  operations                                    3.33            .71          1.04

LESS: DIVIDENDS
Dividends from net investment income            (.02)          (.03)           -0-
Net asset value, end of period                $15.03         $11.72        $11.04

TOTAL RETURN
Total investment return based on
  net asset value (c)                          28.42%          6.47%        10.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $92,131        $69,240       $28,083
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%          .95%(d)
  Expenses, before waivers and
    reimbursements                              1.13%(d)       1.19%         1.62%(d)
  Net investment income (loss) (a)              (.28)%(d)       .16%         1.17%(d)
Portfolio turnover rate                           33%            46%           22%


See footnote summary on page B-80.


B-79


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       QUASAR PORTFOLIO
                                            ----------------------------------------
                                                                         AUGUST 5,
                                            SIX MONTHS                     1996(E)
                                              ENDED        YEAR ENDED        TO
                                           JUNE 30, 1998   DECEMBER 31,  DECEMBER 31,
                                            (UNAUDITED)       1997          1996
                                            -----------    -----------   -----------
Net asset value, beginning of period          $12.61         $10.64        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .03            .02           .04
Net realized and unrealized gain
  on investment transactions                    1.73           1.96           .60
Net increase in net asset value
  from operations                               1.76           1.98           .64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)          (.01)           -0-
Distributions from net realized gains          (1.04)            -0-           -0-
Total dividends and distributions              (1.05)          (.01)           -0-
Net asset value, end of period                $13.32         $12.61        $10.64

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.20%         18.60%         6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $84,258        $59,277        $8,842
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%          .95%(d)
  Expenses, before waivers and
    reimbursements                              1.21%(d)       1.37%         4.44%(d)
  Net investment income (a)                      .42%(d)        .17%          .93%(d)
Portfolio turnover rate                           65%           210%           40%


                                                  REAL ESTATE
                                              INVESTMENT PORTFOLIO                    HIGH-YIELD PORTFOLIO
                                            --------------------------               ------------------------
                                            SIX MONTHS      JANUARY 9,               SIX MONTHS   OCTOBER 27,
                                               ENDED        1997(E) TO                 ENDED       1997(E) TO
                                           JUNE 30, 1998   DECEMBER 31,             JUNE 30, 1998  DECEMBER 31,
                                            (UNAUDITED)       1997                   (UNAUDITED)     1997
                                            -----------    -----------               -----------  -----------
Net asset value, beginning of period          $12.34         $10.00                  $10.33         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .31            .56                     .46            .13
Net realized and unrealized gain (loss)
  on investment transactions                   (1.12)          1.78                     .38            .20
Net increase (decrease) in net asset
  value from operations                         (.81)          2.34                     .84            .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)            -0-                   (.01)            -0-
Distributions from net realized gains           (.07)            -0-                     -0-            -0-
Total dividends and distributions               (.23)            -0-                   (.01)            -0-
Net asset value, end of period                $11.30         $12.34                  $11.16         $10.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                          (6.49)%        23.40%                   8.13%          3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $17,321        $13,694                 $13,332         $1,141
Ratios to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)        .95%(d)                 .95%(d)        .95%(d)
  Expenses, before waivers and
    reimbursements                              1.51%(d)       2.31%(d)                1.31%(d)       8.26%(d)
  Net investment income (a)                     5.36%(d)       5.47%(d)                8.37%(d)       7.28%(d)
Portfolio turnover rate                           14%            26%                    243%             8%


Footnote Summary:
(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Commencement of operations.


B-80

ALLIANCE VARIABLE PRODUCTS SERIES FUND



ANNUAL REPORT
DECEMBER 31, 1997


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.6%
TECHNOLOGY-23.7%
COMMUNICATIONS EQUIPMENT-7.3%
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (a)    240,690      $ 8,988,267
Lucent Technologies, Inc.                        69,421        5,545,002
Nokia Corp. (ADR) (b)                           284,600       19,922,000
                                                             ------------
                                                              34,455,269

COMPUTER HARDWARE-7.4%
COMPAQ Computer Corp.                           315,500       17,806,031
Dell Computer Corp. (c)                         202,900       17,049,941
                                                             ------------
                                                              34,855,972

COMPUTER SOFTWARE-2.0%
Microsoft Corp. (c)                              74,600        9,639,719

NETWORKING SOFTWARE-3.2%
Cisco Systems, Inc. (c)                         271,700       15,164,256

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Applied Materials, Inc. (c)                      22,600          680,119

SEMI-CONDUCTOR COMPONENTS-3.6%
Intel Corp.                                       9,800          688,144
  warrants, expiring 3/14/98 (c)                278,800       13,844,162
Texas Instruments, Inc.                          58,400        2,628,000
                                                             ------------
                                                              17,160,306

                                                             ------------
                                                             111,955,641

FINANCE-19.9%
BANKING - MONEY CENTER-1.1%
Citicorp                                         42,700        5,398,881

BANKING - REGIONAL-2.2%
Banc One Corp.                                   35,500        1,928,094
First Union Corp.                                35,400        1,814,250
NationsBank Corp.                                31,900        1,939,919
Norwest Corp.                                   122,200        4,719,975
                                                             ------------
                                                              10,402,238

BROKERAGE & MONEY MANAGEMENT-5.7%
Merrill Lynch & Co., Inc.                       182,200       13,289,213
Morgan Stanley, Dean Witter,
  Discover and Co.                              230,955       13,655,214
                                                             ------------
                                                              26,944,427

INSURANCE-1.8%
American International Group, Inc.               56,850        6,182,438
Progressive Corp.                                19,400        2,325,575
                                                             ------------
                                                               8,508,013

MORTGAGE BANKING-3.0%
Federal National Mortgage Assn.                 246,500       14,065,906
MISCELLANEOUS-6.1%
Household International, Inc.                    49,000        6,250,562
MBNA Corp.                                      764,950       20,892,697
MGIC Investment Corp.                            21,600        1,436,400
                                                             ------------
                                                              28,579,659
                                                             ------------
                                                              93,899,124

CONSUMER SERVICES-19.0%
AIRLINES-4.7%
KLM Royal Dutch Air                              43,776        1,652,544
Northwest Airlines Corp. Cl.A (c)               135,060        6,470,218
UAL Corp. (c)                                   153,000       14,152,500
                                                             ------------
                                                              22,275,262

BROADCASTING & CABLE-3.8%
AirTouch Communications, Inc. (c)               270,500       11,242,656
Cox Communications, Inc. Cl.A (c)                31,500        1,261,969
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (c)                  144,937        5,267,554
                                                             ------------
                                                              17,772,179

ENTERTAINMENT & LEISURE-2.5%
Walt Disney Co.                                 121,600       12,046,000

RESTAURANTS & LODGING-0.7%
Marriot International, Inc.                      22,600        1,565,050
McDonald's Corp.                                 35,300        1,685,575
                                                             ------------
                                                               3,250,625

RETAIL - GENERAL MERCHANDISE-7.3%
Dayton Hudson Corp.                             100,800        6,804,000
Home Depot, Inc.                                344,149       20,261,772
Kohl's Corp. (c)                                 61,200        4,169,250
Wal-Mart Stores, Inc.                            86,100        3,395,569
                                                             ------------
                                                              34,630,591
                                                             ------------
                                                              89,974,657

HEALTH CARE-11.4%
DRUGS-8.0%
Merck & Co., Inc.                               174,200       18,508,750
Pfizer, Inc.                                    174,600       13,018,612
Schering-Plough Corp.                            98,500        6,119,313
                                                             ------------
                                                              37,646,675

MEDICAL PRODUCTS-0.8%
Medtronic, Inc.                                  73,800        3,860,663


B-1


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEDICAL SERVICES-2.6%
United Healthcare Corp.                         246,200      $12,233,062
                                                             ------------
                                                              53,740,400

CONSUMER STAPLES-9.2%
COSMETICS-0.9%
Gillette Co.                                     41,500        4,168,156

FOOD-1.5%
Campbell Soup Co.                                40,600        2,359,875
Coca-Cola Co.                                    69,600        4,637,100
                                                             ------------
                                                               6,996,975

HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co.                            60,500        4,446,750

TOBACCO-5.9%
Philip Morris Cos., Inc.                        613,900       27,817,344
                                                             ------------
                                                              43,429,225

MULTI-INDUSTRY COMPANY-3.8%
Tyco International, Ltd.                        401,800       18,106,113

ENERGY-3.1%
OIL SERVICE-3.1%
Baker Hughes, Inc.                               68,000        2,966,500
Halliburton Co.                                  80,500        4,180,969
Schlumberger, Ltd.                               90,400        7,277,200
                                                             ------------
                                                              14,424,669

CAPITAL GOODS-2.5%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co.                             22,000        1,614,250

MISCELLANEOUS-2.1%
United Technologies Corp.                       138,800       10,106,375
                                                             ------------
                                                              11,720,625


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-2.0%
TELEPHONE UTILITY-2.0%
MCI Communications Corp.                        144,300      $ 6,182,353
WorldCom, Inc. (c)                              109,000        3,300,656
                                                             ------------
                                                               9,483,009

CONSUMER MANUFACTURING-1.0%
AUTO & RELATED-1.0%
Ford Motor Co.                                   96,300        4,688,606
Total Common Stocks & Other Investments
  (cost $361,311,846)                                        451,422,069

SHORT-TERM INVESTMENTS-3.9%
COMMERCIAL PAPER-3.6%
General Electric Capital Corp.
  6.75%, 1/02/98                                $17,196       17,192,776

TIME DEPOSIT-0.3%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                  1,341        1,341,000
Total Short-Term Investments
  (amortized cost $18,533,776)                                18,533,776

TOTAL INVESTMENTS-99.5%
  (cost $379,845,622)                                        469,955,845
Other assets less liabilities-0.5%                             2,370,260

NET ASSETS-100%                                             $472,326,105


(a)  Country of origin--Sweden.

(b)  Country of origin--Finland.

(c)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-2


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-4.5%
GOVERNMENT OBLIGATION-4.5%
Queensland Treasury
  6.50%, 6/14/05 (a)                      AU$     1,500      $   995,134

AUSTRIA-4.5%
GOVERNMENT OBLIGATION-4.5%
Republic of Austria
  4.50%, 9/28/05 (a)                      JPY   110,000        1,009,372

FRANCE-8.7%
GOVERNMENT OBLIGATION-8.7%
Government of France
  9.50%, 4/25/00 (a)                      XEU     1,600        1,940,303

GERMANY-8.9%
GOVERNMENT OBLIGATION-8.9%
Government of Germany
  6.00%, 2/16/06 (a)                      DEM     3,400        1,984,869

ITALY-9.2%
GOVERNMENT OBLIGATION-9.2%
Republic of Italy
  6.00%, 5/15/00 (a)                      ITL 3,500,000        2,029,763

JAPAN-9.4%
DEBT OBLIGATIONS-9.4%
European Investment Bank
  3.00%, 9/20/06 (a)                      JPY   130,000        1,085,864
Japan Development Bank
  2.875%, 12/20/06 (a)                          120,000          992,571
                                                             ------------
                                                               2,078,435

SPAIN-9.7%
GOVERNMENT OBLIGATION-9.7%
Government of Spain
  5.25%, 1/31/03 (a)                      ESP   325,000        2,146,259

UNITED KINGDOM-9.8%
DEBT OBLIGATION-5.4%
International Bank for
  Reconstruction & Development
  7.125%, 7/30/07 (a)                     GBP       700        1,187,692

GOVERNMENT OBLIGATION-4.4%
U.K. Treasury Gilts
  8.50%, 7/16/07 (a)                                520          980,346
                                                             ------------
                                                               2,168,038

UNITED STATES-33.4%
GOVERNMENT/AGENCY OBLIGATIONS-31.5%
Federal National Mortgage Assn.
  2.125%, 10/09/07 (a)                    JPY   120,000          934,211
U.S. Treasury Notes
  6.25%, 2/15/03                          US$     1,300        1,329,458
  6.875%, 5/15/06                                 3,000        3,210,000
  7.25%, 8/15/04                                  1,400        1,513,092
                                                               6,986,761

TIME DEPOSIT-1.9%
State Street Bank and Trust Co.
  5.25%, 1/05/98                                    425          425,000
                                                               7,411,761

TOTAL INVESTMENTS-98.1%
  (cost $21,876,330)                                          21,763,934
Other assets less liabilities-1.9%                               430,411

NET ASSETS-100%                                              $22,194,345


(a) Securities, or portion thereof, with an aggregate market value of $15,286,384 have been segregated to collateralize forward exchange currency contracts.

     See Notes to Financial Statements.


B-3


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.6%
FINANCE-19.2%
BANKING - MONEY CENTER-5.2%
Chase Manhattan Corp.                            79,600      $ 8,716,200
Citicorp                                         33,200        4,197,725
                                                             ------------
                                                              12,913,925

BANKING - REGIONAL-3.8%
Banc One Corp.                                   21,200        1,151,425
First Union Corp.                               118,800        6,088,500
NationsBank Corp.                                37,400        2,274,388
                                                             ------------
                                                               9,514,313

BROKERAGE & MONEY MANAGEMENT-2.7%
Morgan Stanley, Dean Witter, Discover and Co.   114,200        6,752,075

INSURANCE-3.7%
General Reinsurance Corp.                        11,500        2,438,000
Hartford Life, Inc. Cl. A                        29,900        1,354,844
PennCorp Financial Group, Inc.                   40,000        1,427,500
The Hartford Financial Services Group, Inc.      30,900        2,891,081
Travelers Group, Inc.                            24,000        1,293,000
                                                             ------------
                                                               9,404,425

MORTGAGE BANKING-0.6%
Allstate Corp. 6.76% exchangeable note (a)       25,250        1,515,000

REAL ESTATE-0.4%
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (b)                  1,726            9,061
Security Capital Industrial Trust (b)            37,090          922,614
                                                             ------------
                                                                 931,675

MISCELLANEOUS-2.8%
Household International, Inc.                    16,500        2,104,781
MBNA Corp.                                       75,000        2,048,438
PMI Group, Inc.                                  39,700        2,870,806
                                                             ------------
                                                               7,024,025
                                                             ------------
                                                              48,055,438

CONSUMER STAPLES-12.9%
COSMETICS-0.3%
Avon Products, Inc.                              12,400          761,050

FOOD-5.8%
Anheuser-Busch Cos., Inc.                        77,800        3,423,200
Campbell Soup Co.                               102,800        5,975,250
General Mills, Inc.                              27,500        1,969,687
Heinz (H.J.) Co.                                 27,500        1,397,344
Tyson Foods, Inc. Cl.A                           77,200        1,582,600
                                                             ------------
                                                              14,348,081

RETAIL - FOOD & DRUG-0.9%
Kroger Co. (b)                                   62,000        2,290,125

TOBACCO-5.9%
Philip Morris Cos., Inc.                        139,750        6,332,422
RJR Nabisco Holdings Corp.                      224,600        8,422,500
                                                             ------------
                                                              14,754,922
                                                             ------------
                                                              32,154,178

CONSUMER SERVICES-11.0%
AIRLINES-0.9%
Northwest Airlines Corp. Cl.A (b)                44,200        2,117,456

APPAREL-0.6%
Reebok International, Ltd.                       54,000        1,555,875

ENTERTAINMENT & LEISURE-1.8%
Eastman Kodak Co.                                23,600        1,435,175
Harley-Davidson, Inc.                            38,000        1,040,250
Walt Disney Co.                                  21,600        2,139,750
                                                             ------------
                                                               4,615,175

PRINTING & PUBLISHING-2.0%
Gannett Co., Inc.                                28,400        1,755,475
Reuters Holdings Plc Cl.B (ADR) (c)              48,000        3,180,000
                                                             ------------
                                                               4,935,475

RESTAURANTS & LODGING-0.7%
McDonald's Corp.                                 37,200        1,776,300

RETAIL - GENERAL MERCHANDISE-5.0%
Dayton Hudson Corp.                              34,300        2,315,250
Federated Department Stores, Inc. (b)            63,600        2,738,775
Home Depot, Inc.                                 64,500        3,797,438
Sears, Roebuck & Co.                             82,000        3,710,500
                                                             ------------
                                                              12,561,963
                                                             ------------
                                                              27,562,244

ENERGY-10.3%
DOMESTIC INTEGRATED-2.0%
USX-Marathon Group                              148,000        4,995,000

DOMESTIC PRODUCERS-2.5%
Apache Corp.                                     97,800        3,429,112
Enron Oil & Gas Co.                              44,500          942,844
Murphy Oil Corp.                                 18,000          975,375
Union Pacific Resources Group, Inc.              37,000          897,250
                                                             ------------
                                                               6,244,581


B-4


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
INTERNATIONAL-5.0%
Mobil Corp.                                      61,100      $ 4,410,656
Texaco, Inc.                                    150,600        8,188,875
                                                             ------------
                                                              12,599,531

OIL SERVICE-0.8%
Dresser Industries, Inc.                         47,600        1,996,225
                                                             ------------
                                                              25,835,337

HEALTH CARE-9.9%
BIOTECHNOLOGY-1.4%
Centocor, Inc. (b)                               74,900        2,499,788
Genzyme Corp. (b)                                36,000          996,750
                                                             ------------
                                                               3,496,538

DRUGS-5.4%
American Home Products Corp.                     73,700        5,638,050
Merck & Co., Inc.                                56,400        5,992,500
Schering-Plough Corp.                            28,900        1,795,412
                                                             ------------
                                                              13,425,962

MEDICAL PRODUCTS-1.7%
Baxter International, Inc.                       33,200        1,674,525
Becton, Dickinson & Co.                          38,700        1,935,000
Boston Scientific Corp. (b)                      16,700          766,112
                                                             ------------
                                                               4,375,637

MEDICAL SERVICES-1.4%
Columbia HCA/Healthcare Corp.                    28,300          838,388
PacifiCare Health Systems, Inc. Cl.B (b)         52,000        2,731,625
                                                             ------------
                                                               3,570,013
                                                             ------------
                                                              24,868,150

TECHNOLOGY-9.9%
COMMUNICATIONS EQUIPMENT-0.5%
DSC Communications Corp. (b)                     25,100          600,831
Scientific-Atlanta, Inc.                         41,000          686,750
                                                             ------------
                                                               1,287,581

COMPUTER HARDWARE-1.5%
COMPAQ Computer Corp.                            21,775        1,228,927
Hewlett-Packard Co.                              42,100        2,631,250
                                                             ------------
                                                               3,860,177

COMPUTER SERVICES-3.2%
Electronic Data Systems Corp.                    52,900        2,324,294
First Data Corp.                                191,000        5,586,750
                                                             ------------
                                                               7,911,044

NETWORKING SOFTWARE-2.5%
Cabletron Systems, Inc. (b)                      61,100          916,500
Cisco Systems, Inc. (b)                          95,250        5,316,141
                                                             ------------
                                                               6,232,641

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Applied Materials, Inc. (b)                      16,300          490,528

SEMI-CONDUCTOR COMPONENTS-1.4%
Atmel Corp. (b)                                 127,300        2,366,984
Micron Technology, Inc.                          19,000          494,000
National Semiconductor Corp. (b)                  7,600          197,125
Texas Instruments, Inc.                           7,600          342,000
                                                             ------------
                                                               3,400,109

MISCELLANEOUS-0.6%
Solectron Corp. (b)                              34,600        1,438,062
                                                             ------------
                                                              24,620,142

CAPITAL GOODS-7.1%
ELECTRICAL EQUIPMENT-1.7%
General Electric Co.                             56,800        4,167,700

ENGINEERING & CONSTRUCTION-0.5%
Fluor Corp.                                      33,000        1,233,375

MACHINERY-0.5%
Cooper Industries, Inc.                          27,000        1,323,000

POLLUTION CONTROL-2.3%
USA Waste Services, Inc. (b)                     82,600        3,242,050
Waste Management, Inc.                           97,200        2,673,000
                                                             ------------
                                                               5,915,050

MISCELLANEOUS-2.1%
Allied-Signal, Inc.                              59,400        2,312,887
United Technologies Corp.                        40,000        2,912,500
                                                             ------------
                                                               5,225,387
                                                             ------------
                                                              17,864,512

UTILITIES-7.1%
ELECTRIC & GAS UTILITY-2.9%
CMS Energy Corp.                                 43,000        1,894,687
FPL Group, Inc.                                  47,300        2,799,569
NIPSCO Industries, Inc.                          33,500        1,656,156
Pinnacle West Capital Corp.                      19,000          805,125
                                                             ------------
                                                               7,155,537

TELEPHONE UTILITY-4.2%
AT&T Corp.                                       42,200        2,584,750
MCI Communications Corp.                         61,400        2,630,606
Teleport Communications Group, Inc. Cl.A (b)     58,000        3,186,375
WorldCom, Inc. (b)                               71,600        2,168,138
                                                             ------------
                                                              10,569,869
                                                             ------------
                                                              17,725,406


B-5


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-3.2%
CHEMICALS-2.7%
Du Pont E.I. de Nemours & Co.                    75,300     $  4,522,706
Praxair, Inc.                                    48,000        2,160,000
                                                            -------------
                                                               6,682,706

CONTAINERS-0.5%
Sealed Air Corp. (b)                             23,000        1,420,250
                                                            -------------
                                                               8,102,956

MULTI INDUSTRY COMPANIES-2.9%
Tyco International, Ltd.                        109,200        4,920,825
U.S. Industries, Inc.                            27,100          816,388
Whitman Corp.                                    55,000        1,433,437
                                                            -------------
                                                               7,170,650

TRANSPORTATION-1.2%
RAILROADS-1.2%
Canadian Pacific, Ltd. (d)                       42,000        1,144,500
Union Pacific Corp.                              28,200        1,760,738
                                                             ------------
                                                               2,905,238

CONSUMER MANUFACTURING-1.1%
APPLIANCES-1.1%
Sunbeam Corp.                                    66,000        2,780,250


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.8%
AEROSPACE-0.8%
General Dynamics Corp.                           23,000     $  1,988,063
Total Common Stocks & Other Investments
  (cost $213,266,293)                                        241,632,564

SHORT-TERM INVESTMENTS-3.1%
COMMERCIAL PAPER-3.0%
American Express Co.
  6.25%, 1/02/98                                 $2,100        2,099,635
Ford Motor Credit Corp.
  5.91%, 1/06/98                                  3,800        3,796,881
Prudential Funding Corp.
  5.80%, 1/05/98                                  1,600        1,598,969
                                                            -------------
                                                               7,495,485

TIME DEPOSIT-0.1%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                    200          200,000
Total Short-Term Investments
(amortized cost $7,695,485)                                    7,695,485

TOTAL INVESTMENTS-99.7%
  (cost $220,961,778)                                        249,328,049
Other assets less liabilities-0.3%                               873,546

NET ASSETS-100%                                             $250,201,595


(a)  Exchangeable for PMI Group, Inc. common stock.

(b)  Non-income producing security.

(c)  Country of origin--United Kingdom.

(d)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-6


SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-2.9%
GOVERNMENT OBLIGATION-2.9%
Government of Australia
  7.00%, 4/15/00 (a)                      AU$       275      $   185,483

DENMARK-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Denmark
  9.00%, 11/15/98 (a)                     DKK     2,200          333,504

FRANCE-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of France
  7.75%, 4/12/00 (a)                      FRF     1,500          267,425

GERMANY-21.2%
DEBT OBLIGATIONS-12.3%
Bayerische Landesbank
  5.25%, 1/29/99 (a)                      US$       300          297,563
Bremer Landesbank
Kreditanstalt Oldenburg
  6.375%, 12/29/99 (a)                              500          502,187
                                                             ------------
                                                                 799,750

GOVERNMENT OBLIGATION-8.9%
Government of Germany
  5.75%, 8/22/00 (a)                      DEM     1,000          574,446
                                                             ------------
                                                               1,374,196

ITALY-8.9%
GOVERNMENT OBLIGATION-8.9%
Republic of Italy
  6.00%, 2/15/00 (a)                      ITL 1,000,000          579,141

NEW ZEALAND-6.8%
DEBT OBLIGATION-3.5%
International Bank for Reconstruction
  & Development
  7.00%, 9/18/00 (a)                      NZ$       400          226,686

GOVERNMENT OBLIGATION-3.3%
Government of New Zealand
  6.50%, 2/15/00 (a)                                380          215,903
                                                             ------------
                                                                 442,589

NORWAY-4.4%
GOVERNMENT OBLIGATION-4.4%
Kingdom of Norway
  9.00%, 1/31/99 (a)                      NOK     2,000          283,463

POLAND-4.1%
GOVERNMENT/AGENCY OBLIGATION-4.1%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (b)                     PLN     1,100          266,646

SPAIN-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Spain
  6.75%, 4/15/00 (a)                      ESP    48,000          329,510

SWEDEN-6.4%
GOVERNMENT OBLIGATION-6.4%
Kingdom of Sweden
  10.25%, 5/05/00 (a)                     SEK     3,000          417,368

UNITED STATES-22.9%
DEBT OBLIGATIONS-13.9%
Bank Nederlandse Gemeenten NV
  5.875%, 4/19/99 (a)                     US$       300          299,250
Rabobank Nederland
  6.25%, 12/31/99 (a)                               300          300,750
Suedwest Deutsche Landesbank
  5.75%, 12/20/99 (a)                               300          298,312
                                                             ------------
                                                                 898,312

GOVERNMENT/AGENCY OBLIGATIONS-9.0%
FNMA Global
  7.00%, 9/26/00 (a)                      NZ$       500          283,067
U.S. Treasury Note
  5.875%, 8/31/99                         US$       300          300,936
                                                             ------------
                                                                 584,003
                                                             ------------
                                                               1,482,315

TOTAL INVESTMENTS-91.9%
  (cost $6,242,555)                                            5,961,640
Other assets less liabilities-8.1%                               527,792

NET ASSETS-100%                                              $ 6,489,432


(a) Securities, or portion thereof, with an aggregate market value of $5,394,058 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents yield to maturity at purchase date.

     See Notes to Financial Statements.


B-7


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY OBLIGATIONS-60.9%
U.S. TREASURY SECURITIES-50.2%
U.S. Treasury Bonds
  6.125%, 11/15/27                               $1,000      $ 1,027,660
  6.375%, 8/15/27                                   500          527,345
  6.625%, 2/15/27                                    25           27,141
U.S. Treasury Notes
  5.00%, 1/31/98                                  3,900        3,897,543
  6.25%, 2/15/07                                  2,750        2,837,642
  7.00%, 7/15/06                                  4,900        5,288,913
  7.125%, 9/30/99                                 4,480        4,586,400
                                                             ------------
                                                              18,192,644

FEDERAL AGENCIES-10.7%
AID - Israel
  8.00%, 11/15/01                                   200          214,334
Federal National Mortgage Association
  7.00%, 4/01/26                                  1,572        1,586,970
Government National Mortgage Association
  7.00%, 7/15/23                                     74           75,090
Overseas Private Investment Corp.
  6.08%, 8/15/04                                    980          981,049
Student Loan Marketing Association
  6.05%, 9/14/00                                  1,000        1,005,310
                                                             ------------
                                                               3,862,753

Total U.S. Government/Agency Obligations
  (cost $21,644,878)                                          22,055,397

CORPORATE DEBT OBLIGATIONS-18.7%
ASSET BACKED-2.7%
Chemical Master Credit Card Trust I
  5.98%, 9/15/08                                  1,000          981,250

FINANCE-8.8%
First Union Capital
  8.04%, 12/01/26 (a)                             1,000        1,068,272
Ford Motor Credit Co.
  6.125%, 1/09/06                                   500          489,026


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
Goldman Sachs Group LP
  7.25%, 10/01/05 (a)                            $  500      $   518,759
John Hancock Mutual Life Insurance Co.
  7.375%, 2/15/24 (a)                             1,000        1,049,190
Wachovia Corp.
  6.375%, 4/15/03                                    75           75,546
                                                             ------------
                                                               3,200,793

INDUSTRIAL-1.5%
International Business Machines Corp.
  7.125%, 12/01/96                                  500          522,549

YANKEE BONDS-5.7%
Banco Santiago
  7.00%, 7/18/07                                  1,000        1,004,788
Bridas Corp.
  12.50%, 11/15/99                                  500          537,500
St. George Bank, Ltd.
  7.15%, 10/15/05 (a)                               500          515,110
                                                             ------------
                                                               2,057,398

Total Corporate Debt Obligations
(cost $6,512,957)                                              6,761,990

SOVEREIGN DEBT OBLIGATION-1.3%
POLAND-1.3%
Republic of Poland FRN
  6.6875%, 10/27/24
  (cost $490,507)                                   500          485,625

PREFERRED STOCK-0.2%
FINANCE-0.2%
Banesto Holdings, Ltd.
  10.50% c.v. Series A (a)
  (cost $49,725)                                  1,800           56,700

SHORT-TERM INVESTMENT-17.5%
TIME DEPOSIT-17.5%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $6,318,000)                               6,318        6,318,000

TOTAL INVESTMENTS-98.6%
  (cost $35,016,067)                                          35,677,712
Other assets less liabilities-1.4%                               520,066

NET ASSETS-100%                                              $36,197,778


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $3,208,031 or 8.9% of net assets.


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-8


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-59.1%
FINANCE-11.6%
BANKING - MONEY CENTER-3.1%
Chase Manhattan Corp.                             8,200      $   897,900
Citicorp                                          3,400          429,888
                                                             ------------
                                                               1,327,788

BANKING - REGIONAL-2.3%
Banc One Corp.                                    2,200          119,487
First Union Corp.                                12,300          630,375
NationsBank Corp.                                 3,900          237,169
                                                             ------------
                                                                 987,031

BROKERAGE & MONEY MANAGEMENT-1.7%
Morgan Stanley, Dean Witter,
Discover and Co.                                 12,410          733,741

INSURANCE-2.7%
General Reinsurance Corp.                         1,800          381,600
Hartford Life, Inc. Cl.A                          3,200          145,000
PennCorp Financial Group, Inc.                    5,100          182,006
The Hartford Financial Services Group, Inc.       3,200          299,400
Travelers Group, Inc.                             2,700          145,463
                                                             ------------
                                                               1,153,469

REAL ESTATE-0.0%
Security Capital Group, Inc.
  warrants, expiring 9/18/98 (a)                    223            1,171

MISCELLANEOUS-1.8%
Household International, Inc.                     1,700          216,856
MBNA Corp.                                        9,300          254,006
PMI Group, Inc.                                   4,300          310,944
                                                             ------------
                                                                 781,806
                                                             ------------
                                                               4,985,006

CONSUMER STAPLES-8.0%
COSMETICS-0.2%
Avon Products, Inc.                               1,300           79,788

FOOD-3.5%
Anheuser-Busch Cos., Inc.                         8,100          356,400
Campbell Soup Co.                                11,000          639,375
General Mills, Inc.                               2,900          207,712
Heinz (H.J.) Co.                                  2,800          142,275
Tyson Foods, Inc. Cl. A                           8,200          168,100
                                                             ------------
                                                               1,513,862

RETAIL-FOOD & DRUG-0.5%
Kroger Co. (a)                                    5,500          203,156

TOBACCO-3.8%
Philip Morris Cos., Inc.                         16,400          743,125
RJR Nabisco Holdings Corp.                       23,300          873,750
                                                             ------------
                                                               1,616,875
                                                             ------------
                                                               3,413,681

CONSUMER SERVICES-6.7%
AIRLINES-0.5%
Northwest Airlines Corp. Cl.A (a)                 4,700         $225,159

APPAREL-0.3%
Reebok International, Ltd.                        4,900          141,181

ENTERTAINMENT & LEISURE-1.2%
Eastman Kodak Co.                                 2,400          145,950
Harley-Davidson, Inc.                             4,600          125,925
Walt Disney Co.                                   2,300          227,844
                                                             ------------
                                                                 499,719

PRINTING & PUBLISHING-1.3%
Gannett Co., Inc.                                 3,000          185,438
Reuters Holdings Plc Cl.B (ADR) (b)               5,700          377,625
                                                             ------------
                                                                 563,063

RESTAURANTS & LODGING-0.5%
McDonald's Corp.                                  4,000          191,000

RETAIL - GENERAL MERCHANDISE-2.9%
Dayton Hudson Corp.                               3,600          243,000
Federated Department Stores, Inc. (a)             6,700          288,519
Home Depot, Inc.                                  7,500          441,562
Sears, Roebuck & Co.                              6,400          289,600
                                                             ------------
                                                               1,262,681
                                                             ------------
                                                               2,882,803

ENERGY-6.5%
DOMESTIC INTEGRATED-1.2%
USX-Marathon Group                               15,300          516,375

DOMESTIC PRODUCERS-1.6%
Apache Corp.                                     10,400          364,650
Enron Oil & Gas Co.                               4,600           97,463
Murphy Oil Corp.                                  2,100          113,794
Union Pacific Resources Group, Inc.               4,000           97,000
                                                             ------------
                                                                 672,907

INTERNATIONAL-3.2%
Mobil Corp.                                       7,000          505,313
Texaco, Inc.                                     16,100          875,437
                                                             ------------
                                                               1,380,750

OIL SERVICE-0.5%
Dresser Industries, Inc.                          5,100          213,881
                                                             ------------
                                                               2,783,913


B-9


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-6.2%
BIOTECHNOLOGY-0.8%
Centocor, Inc. (a)                                8,000      $   267,000
Genzyme Corp. (a)                                 3,200           88,600
                                                             ------------
                                                                 355,600

DRUGS-3.4%
American Home Products Corp.                      7,900          604,350
Merck & Co., Inc.                                 6,000          637,500
Schering-Plough Corp.                             3,100          192,587
                                                             ------------
                                                               1,434,437

MEDICAL PRODUCTS-1.1%
Baxter International, Inc.                        3,500          176,531
Becton, Dickinson & Co.                           4,000          200,000
Boston Scientific Corp. (a)                       1,900           87,163
                                                             ------------
                                                                 463,694

MEDICAL SERVICES-0.9%
Columbia HCA/Healthcare Corp.                     3,450          102,206
PacifiCare Health Systems, Inc. Cl.B (a)          5,400          283,669
                                                             ------------
                                                                 385,875
                                                             ------------
                                                               2,639,606

TECHNOLOGY-5.9%
COMMUNICATIONS EQUIPMENT-0.3%
DSC Communications Corp. (a)                      2,600           62,238
Scientific-Atlanta, Inc.                          4,500           75,375
                                                             ------------
                                                                 137,613

COMPUTER HARDWARE-1.0%
COMPAQ Computer Corp.                             2,400          135,450
Hewlett-Packard Co.                               4,500          281,250
                                                             ------------
                                                                 416,700

COMPUTER SERVICES-1.9%
Electronic Data Systems Corp.                     5,500          241,656
First Data Corp.                                 19,800          579,150
                                                             ------------
                                                                 820,806

NETWORKING SOFTWARE-1.4%
Cabletron Systems, Inc. (a)                       3,300           49,500
Cisco Systems, Inc. (a)                           9,900          552,544
                                                             ------------
                                                                 602,044

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.1%
Applied Materials, Inc. (a)                       1,700           51,159

SEMI-CONDUCTOR COMPONENTS-0.8%
Atmel Corp. (a)                                  13,100          243,578
Micron Technology, Inc.                           2,000           52,000
National Semiconductor Corp. (a)                    800           20,750
Texas Instruments, Inc.                             800           36,000
                                                             ------------
                                                                 352,328

MISCELLANEOUS-0.4%
Solectron Corp. (a)                               3,800          157,937
                                                             ------------
                                                               2,538,587

CAPITAL GOODS-4.4%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                              5,600          410,900

ENGINEERING & CONSTRUCTION-0.3%
Fluor Corp.                                       3,900          145,763

MACHINERY-0.3%
Cooper Industries, Inc.                           2,200          107,800

POLLUTION CONTROL-1.4%
USA Waste Services, Inc. (a)                      8,600          337,550
Waste Management, Inc.                           10,000          275,000
                                                             ------------
                                                                 612,550

MISCELLANEOUS-1.4%
Allied-Signal, Inc.                               6,800          264,775
United Technologies Corp.                         4,600          334,937
                                                             ------------
                                                                 599,712
                                                             ------------
                                                               1,876,725

UTILITIES-4.2%
ELECTRIC & GAS UTILITY-1.6%
CMS Energy Corp.                                  6,100          268,781
FPL Group, Inc.                                   5,200          307,775
NIPSCO Industries, Inc.                           2,300          113,706
                                                             ------------
                                                                 690,262

TELEPHONE UTILITY-2.6%
AT&T Corp.                                        5,300          324,625
MCI Communications Corp.                          6,400          274,200
Teleport Communications Group, Inc. Cl.A (a)      5,200          285,675
WorldCom, Inc. (a)                                7,700          233,166
                                                             ------------
                                                               1,117,666
                                                             ------------
                                                               1,807,928

MULTI INDUSTRY COMPANIES-1.9%
Tyco International, Ltd.                         13,200          594,825
U.S. Industries, Inc.                             2,900           87,363
Whitman Corp.                                     5,700          148,556
                                                             ------------
                                                                 830,744


B-10


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-1.9%
CHEMICALS-1.7%
Du Pont E.I. de Nemours & Co.                     8,100      $   486,506
Praxair, Inc.                                     5,500          247,500
                                                             ------------
                                                                 734,006

CONTAINERS-0.2%
Sealed Air Corp. (a)                              1,000           61,750
                                                             ------------
                                                                 795,756

CONSUMER MANUFACTURING-0.7%
APPLIANCES-0.7%
Sunbeam Corp.                                     7,000          294,875

TRANSPORTATION-0.6%
RAILROADS-0.6%
Canadian Pacific, Ltd. (c)                        2,900           79,025
Union Pacific Corp.                               3,000          187,313
                                                             ------------
                                                                 266,338

AEROSPACE & DEFENSE-0.5%
AEROSPACE-0.5%
General Dynamics Corp.                            2,700          233,381
Total Common Stocks & Other Investments
  (cost $22,156,332)                                          25,349,343


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-35.5%
U.S. Treasury Notes
  4.75%, 8/31/98                                 $2,317      $ 2,303,955
  6.50%, 10/15/06                                 8,900        9,318,567
  7.25%, 8/15/04                                  3,355        3,626,017
Total U.S. Government Obligations
  (cost $14,932,471)                                          15,248,539

SHORT-TERM INVESTMENT-4.7%
TIME DEPOSIT-4.7%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $2,028,000)                     2,028        2,028,000

TOTAL INVESTMENTS-99.3%
  (cost $39,116,803)                                          42,625,882
Other assets less liabilities-0.7%                               294,087

NET ASSETS-100%                                              $42,919,969


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom.

(c)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-11


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.1%
ARGENTINA-0.6%
Telecom Argentina, SA (ADR)                      10,000      $   357,500

AUSTRALIA-1.0%
Coca Cola Amatil, Ltd.                           27,171          203,048
Normandy Mining, Ltd.                           193,108          187,528
Qantas Airways, Ltd.                             14,362           25,423
Woolworths, Ltd.                                 50,963          170,394
                                                             ------------
                                                                 586,393

BELGIUM-0.5%
Barco NV                                          1,790          328,520
BRAZIL-0.6%
Dixie Toga, SA pfd.                              11,800            6,027
Telecomunicacoes Brasileiras SA (ADR)             3,000          349,312
                                                             ------------
                                                                 355,339

DENMARK-1.2%
Sophus Berendsen AS Cl.B                          4,384          722,999

FINLAND-5.1%
Enso OY                                          32,000          247,737
Nokia AB OY Corp. Series A pfd.                  28,700        2,037,608
Orion-Yhtymae OY Series B                        31,626          835,477
                                                             ------------
                                                               3,120,822

FRANCE-9.6%
Banque Nationale de Paris                        14,757          784,376
Sanofi, SA                                       15,250        1,697,682
SGS-Thomson Microelectronics (a)                  4,200          259,948
Societe Generale                                  8,403        1,144,880
Societe Nacionale Elf Aquitaine, SA (b)           6,811          792,174
Total, SA (ADR)                                   1,270           70,485
Total, SA Cl.B                                   10,154        1,105,071
                                                             ------------
                                                               5,854,616

GERMANY-3.7%
Adidas AG                                         5,530          727,312
Merck KG                                         11,754          382,228
ProSieben Media AG pfd. (a)                      24,547        1,146,195
                                                             ------------
                                                               2,255,735

HONG KONG-8.5%
Cheung Kong Holdings, Ltd.                       88,400          578,952
Citic Pacific, Ltd.                              41,000          162,963
Dickson Concepts International, Ltd.             63,000           91,870
Guangshen Railway Co., Ltd. (ADR) (a)             6,700           90,031
Henderson Land Development Co., Ltd.            117,000          551,103
HSBC Holdings Plc.                               51,000        1,257,066
Hutchison Whampoa, Ltd.                         177,000        1,110,105
Hysan Development Co., Ltd
  warrants, expiring 4/30/98 (a)                    500                3
Sun Hung Kai Properties, Ltd.                   167,000        1,163,763
Television Broadcasting, Ltd.                    51,000          145,451
                                                             ------------
                                                               5,151,307

INDIA-0.3%
Industrial Credit & Investment Corp.              2,000           25,200
Industrial Credit & Investment Corp. (GDR) (c)    5,000           63,000
State Bank of India (GDR) (c)                     2,400           42,600
Videsh Sanchar Nigam, Ltd. (GDR) (c)              1,900           26,030
                                                             ------------
                                                                 156,830

INDONESIA-0.2%
PT Indosat (ADR)                                 56,000          103,855

ITALY-3.6%
Credito Italiano                                448,350        1,382,561
Telecom Italia SpA                              126,778          809,831
                                                             ------------
                                                               2,192,392

JAPAN-20.5%
Advantest Corp.                                  14,200          804,779
Bank of Tokyo-Mitsubishi                         48,200          664,471
Bridgestone Corp.                                30,000          650,226
Canon, Inc.                                      30,000          698,476
Dai Nippon Printing Co., Ltd.                     7,000          131,347
Daito Trust Construction Co., Ltd.               69,600          424,839
Fuji Photo Film Co.                               3,000          114,881
Fujitsu, Ltd.                                    55,000          589,722
Honda Motor Co.                                  27,000          990,503
Hoya Corp.                                       12,000          376,809
Japan Tobacco, Inc.                                  71          503,531
Kokuyo                                            6,000          103,393
Nintendo Co., Ltd.                                9,900          970,514
Rohm Co., Ltd.                                    8,000          814,888
Santen Pharmaceutical Co., Ltd.                  24,100          276,863
Shimano, Inc.                                    11,000          202,190
Shiseido Co., Ltd.                               20,000          272,651
Sony Corp.                                       10,000          888,412
Sumitomo Electric Industries                     22,000          299,916
Sumitomo Realty & Development Co., Ltd.          47,000          269,970
Takeda Chemical Industries                        3,000           85,471
TDK Corp.                                        11,000          828,981
Tokai Bank                                      156,000          726,415
Yamanouchi Pharmaceutical Co., Ltd.              35,000          750,555
                                                             ------------
                                                              12,439,803


B-12


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEXICO-1.2%
Fomento Ecomo, SA                                52,000      $   415,588
Pan American Beverage, Inc. Cl.A                 10,000          326,250
                                                             ------------
                                                                 741,838

NETHERLANDS-6.6%
AKZO Nobel NV                                     9,320        1,606,920
ING Groep NV                                     27,700        1,166,661
KLM Royal Dutch Air NV                           32,670        1,208,419
                                                             ------------
                                                               3,982,000

PHILIPPINES-0.1%
Manila Electric Co. Cl.B                         21,359           70,669

RUSSIA-0.3%
Lukoil Holding (ADR)                              2,190          199,290

SINGAPORE-0.3%
Singapore Press Holdings, Ltd.                   16,000          200,297

SOUTH KOREA-0.3%
SK Telecom Co., Ltd. (ADR)                       25,061          162,903

SWEDEN-3.8%
Abb AB                                           62,333          737,957
Ericsson (L.M.) Telecom Series B                 20,748          780,019
Sparbanken Sverige AB Series A                   34,100          775,205
                                                             ------------
                                                               2,293,181


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWITZERLAND-11.9%
Ciba Specialty Chemicals AG (a)                  16,986      $ 2,022,696
Nestle, SA                                        1,264        1,893,578
Novartis AG (ADR) (a)                             1,131        1,834,431
Sair Group                                          452          618,669
Zurich Versicherungs-Gesellschaft                 1,848          880,241
                                                             ------------
                                                               7,249,615

UNITED KINGDOM-12.2%
Bass Plc.                                        41,260          641,805
BPB Plc.                                        145,100          810,311
Compass Group Plc.                               89,500        1,101,058
Diageo Plc.                                     137,620        1,259,048
Guardian Royal Exchange Plc.                    158,912          863,300
Ladbroke Group Plc .                            362,608        1,572,341
Tomkins Plc.                                     82,310          389,359
United Assurance Group Plc.                      87,515          754,653
                                                             ------------
                                                               7,391,875

Total Common Stocks & Other Investments
  (cost $55,073,226)                                          55,917,779

SHORT-TERM INVESTMENT-5.9%
TIME DEPOSIT-5.9%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $3,583,000)                    $3,583        3,583,000

TOTAL INVESTMENTS-98.0%
  (cost $58,656,226)                                          59,500,779
Other assets less liabilities-2.0%                             1,209,619

NET ASSETS-100%                                              $60,710,398


(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $639,694 have been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $131,630 or
 .22% of net assets.


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-13


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-57.3%
Associates Corp. of North America
  5.74%, 3/16/98                                 $3,000      $ 2,964,603
Bank of New York
  5.72%, 2/11/98                                  3,000        2,980,457
Cregem North America, Inc.
  5.56%, 2/23/98                                  1,500        1,487,722
General Electric Capital Corp.
  5.59%, 2/25/98                                  2,600        2,577,795
General Re Corp.
  5.88%, 2/27/98                                  3,000        2,972,070
Glencore Finance, Ltd.
  5.58%, 2/04/98                                  2,600        2,586,298
IMI Funding Corp. (USA)
  5.55%, 2/17/98                                  2,000        1,985,508
JES Developments, Inc.
  6.00%, 2/02/98 (a)                              3,000        2,984,000
Koch Industries, Inc.
  6.75%, 1/02/98 (a)                              2,800        2,799,475
Merrill Lynch & Co., Inc.
  5.74%, 3/17/98                                  2,000        1,976,083
Morgan Stanley Group, Inc.
  5.75%, 2/25/98                                  3,000        2,973,646
Motorola Credit Corp.
  5.70%, 3/10/98                                  3,000        2,967,700
National City Corp.
  5.85%, 2/13/98                                  3,000        2,979,038
National Rural Cooperative Finance
  5.70%, 3/19/98                                  1,555        1,536,042
Texaco, Inc.
  5.75%, 3/12/98                                  3,000        2,966,458
Total Commercial Paper
  (amortized cost $38,736,895)                                38,736,895

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-25.8%
Federal Home Loan Mortgage Corp.
  5.60%, 3/06/98                                  3,000        2,970,133
  5.63%, 3/09/98                                  2,000        1,979,044
  5.65%, 2/19/98                                  2,000        1,984,619
Federal National Mortgage Assn.
  5.57%, 4/13/98                                  2,077        2,044,222
  5.60%, 3/20/98                                  1,500        1,481,800
  5.63%, 3/13/98                                  2,000        1,977,793
  5.65%, 2/18/98                                  3,000        2,977,400
  5.74%, 1/27/98                                  2,000        1,991,709
Total U.S. Government and Agency Obligations
  (amortized cost $17,406,720)                                17,406,720

BANK OBLIGATIONS-7.4%
Bankers Trust FRN
  6.06%, 2/17/98                                  2,000        2,000,000
Fifth Third Bank
  5.85%, 1/15/98                                  3,000        2,999,810
Total Bank Obligations
  (amortized cost $4,999,810)                                  4,999,810

PROMISSORY NOTE-4.4%
Goldman Sachs Group LP
  5.875%, 5/27/98
  (amortized cost $3,000,000)                     3,000        3,000,000

CERTIFICATE OF DEPOSIT-4.4%
Morgan Guarantee Trust Co.
  5.74%, 3/04/98
  (amortized cost $2,999,496)                     3,000        2,999,496

TOTAL INVESTMENTS-99.3%
  (cost $67,142,921)                                          67,142,921
Other assets less liabilities-0.7%                               440,900

NET ASSETS-100%                                              $67,583,821


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined by the Adviser to be liquid pursuant to procedures adopted by the Trustees. At December 31, 1997, the aggregate market value of these securities amounted to $5,783,475 or 8.6% of net assets.

     See Notes to Financial Statements.


B-14


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-74.9%
NON-COLLATERALIZED BRADY BONDS-32.0%
BRAZIL-13.2%
Republic of Brazil C Bonds
  4.50%, 4/15/14 (a)                             $1,596      $ 1,257,137
Republic of Brazil FRN
  6.75%, 4/15/12                                  1,020          775,200
                                                            -------------
                                                               2,032,337

BULGARIA-3.2%
Republic of Bulgaria FLIRB
  2.25%, 7/28/12 (b)                                800          488,000

PERU-4.0%
Republic of Peru FLIRB
  3.25%, 3/07/17 (b) (c)                            500          296,250
Republic of Peru PDI
  4.00%, 3/07/17 (c)                                500          328,750
                                                            -------------
                                                                 625,000

POLAND-3.4%
Republic of Poland PDI
  4.00%, 10/27/14 (b)                               600          519,750

VENEZUELA-8.2%
Republic of Venezuela
  9.25%, 9/15/27                                    946          850,690
Republic of Venezuela FLIRB FRN
  6.75%, 3/31/07                                    452          407,142
                                                            -------------
                                                               1,257,832

Total Non-Collateralized Brady Bonds
  (cost $4,883,507)                                            4,922,919

OTHER SOVEREIGN DEBT-25.8%
ARGENTINA-6.1%
Province of Tucuman
  9.45%, 8/01/04 (c)                                964          944,999

MEXICO-8.2%
United Mexican States
  9.875%, 1/15/07                                 1,200        1,254,000

PANAMA-0.5%
Republic of Panama IRB
  3.75%, 7/17/14 (b) (c)                            100           76,250

RUSSIA-7.8%
Russian IAN FRN
  6.7188%, 12/02/15 (c)                             637          452,568
Russian Principal Loans
  2.6875%, 12/15/20 (b)                           1,200          745,500
                                                            -------------
                                                               1,198,068

TRINIDAD & TOBAGO-0.4%
Republic of Trinidad & Tobago
  11.75%, 10/03/04                                   50           60,150

VENEZUELA-2.8%
Republic of Venezuela
  6.8125%, 12/18/07                                 476          427,381
Total Other Sovereign Debt
  (cost $3,973,220)                                            3,960,848

COLLATERALIZED BRADY BONDS-17.1%
ARGENTINA-4.5%
Republic of Argentina Euro Par Bonds FRN
  5.50%, 3/31/23                                    710          522,290
Republic of Argentina FRN
  6.6875%, 3/31/05                                  192          172,080
                                                            -------------
                                                                 694,370

ECUADOR-4.3%
Republic of Ecuador Discount Bonds, FRN
  6.6875%, 2/28/25                                  880          664,400

JORDAN-4.5%
Republic of Jordan
  5.00%, 12/23/23                                 1,000          690,000

PANAMA-3.8%
Republic of Panama PDI FRN
  4.00%, 7/17/16 (c)                                719          584,177
Total Collateralized Brady Bonds
  (cost $2,643,200)                                            2,632,947
Total Sovereign Debt Obligations
  (cost $11,499,927)                                          11,516,714

CORPORATE DEBT OBLIGATIONS-22.2%
INDUSTRIAL-2.0%
Impsat Corp.
  12.125%, 7/15/03                                  300          303,000
TELEPHONE-1.7%
Interamericas Communications
  14.00%, 10/27/07 (c) (d)                          100          100,250
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (c) (e)                           150          162,750
                                                            -------------
                                                                 263,000

TRANSPORTATION-1.0%
Navigator Gas Transport Plc
  10.50%, 6/30/07 (c)                               150          159,750


B-15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
YANKEE BONDS-17.5%
Banco Nacional
  11.25%, 5/30/06 (c)                              $400      $   444,000
Cantv Finance Ltd.
  9.25%, 2/01/04                                    500          500,000
Conecel
  14.00%, 5/01/02 (c)                               400          408,052
  14.00%, 5/01/02                                   250          255,032
Innova S de R.L.
  12.875%, 4/01/07 (c)                              500          506,250
Russian Ministry of Finance
  10.00%, 6/26/07 (c)                               600          556,950
Transportacion Maritima Mexicana SA
  9.25%, 5/15/03                                     12           11,850
                                                             ------------
                                                               2,682,134

Total Corporate Debt Obligations
  (cost $3,497,156)                                            3,407,884

SHORT-TERM INVESTMENT-2.0%
TIME DEPOSIT-2.0%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $315,000)                                  $315      $   315,000

TOTAL INVESTMENTS-99.1%
  (cost $15,312,083)                                          15,239,598
Other assets less liabilities-0.9%                               138,846

NET ASSETS-100%                                              $15,378,444


(a)  Coupon consists of 4.5% cash payment and 3.5% paid in kind.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $5,020,996 or 32.6% of net assets.

(d)  Security trades with warrants expiring in October 2007.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-16


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-13.6%
GOVERNMENT OBLIGATIONS-13.6%
Republic of Argentina
  Pensioner-Bocon Pre I FRN
  3.241%, 4/01/01                         ARS       281      $   246,222
  Pensioner-Bocon Pre III FRN
  2.43%, 9/01/02                                     62           49,389
  Supplier-Bocon Pro I FRN
  3.19%, 4/01/07                                  5,518        3,846,029
                                                             ------------
                                                               4,141,640

CANADA-7.3%
GOVERNMENT/AGENCY OBLIGATIONS-7.3%
Government of Canada
  6.50%, 6/01/04                          CA$       850          625,915
Province of British Columbia
  8.00%, 9/08/23                                    400          345,096
Province of Manitoba
  7.75%, 12/22/25                                   450          381,353
Province of Ontario
  8.25%, 12/01/05                                   275          222,456
Province of Quebec
  7.75%, 3/30/06                                    325          253,691
Province of Saskatchewan
  9.60%, 2/04/22                                    400          396,375
                                                             ------------
                                                               2,224,886

MEXICO-19.0%
GOVERNMENT/AGENCY OBLIGATIONS-19.0%
Mexican Treasury Bills (a)
  19.99%, 7/02/98                         MXP     7,369          829,946
  21.38%, 8/27/98                                 5,120          561,033
  22.85%, 6/04/98                                17,729        2,026,237
  23.16%, 5/07/98                                 6,097          706,686
  23.86%, 4/02/98                                13,687        1,615,234
  25.00%, 12/17/98                                  696           72,484
                                                             ------------
                                                               5,811,620

UNITED STATES-59.8%
FEDERAL AGENCY-25.6%
Federal Home Loan Bank
  7.26%, 9/06/01 (b)                      US$       200          208,718
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98                                  3,500        3,499,417
  6.13%, 8/19/99 (b)                                150          150,774
Federal National Mortgage Association
  5.05%, 11/10/98 (b)                               305          303,094
  5.70%, 1/05/98                                  3,500        3,497,783
Government National Mortgage Association
  9.00%, 9/15/24                                    137          146,661
                                                             ------------
                                                               7,806,447

U.S. TREASURY SECURITIES-23.0%
U.S. Treasury Notes (b)
  6.25%, 10/31/01                                 1,300        1,322,139
  6.50%, 4/30/99                                     85           85,916
  7.00%, 7/15/06                                  2,400        2,590,488
  7.125%, 9/30/99                                   320          327,600
  7.25%, 8/15/04                                  2,500        2,701,950
                                                             ------------
                                                               7,028,093

TIME DEPOSIT-11.2%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                  3,398        3,398,000
                                                             ------------
                                                              18,232,540

TOTAL INVESTMENTS-99.7%
  (cost $29,501,391)                                          30,410,686
Other assets less liabilities-0.3%               95,815

NET ASSETS-100%                                              $30,506,501


(a)  Interest rate represents annualized yield to maturity at purchase date.

(b) Securities, or portion thereof, with an aggregate market value of $7,690,679 have been segregated to collateralize forward exchange currency contracts .


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-17


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-92.0%
UNITED STATES INVESTMENTS-81.6%
UTILITIES-61.1%
ELECTRIC & GAS UTILITY-38.9%
AGL Resources, Inc.                               6,100      $   124,669
Allegheny Power, Inc.                            23,500          763,750
American Electric Power, Inc.                    16,900          872,462
CINergy Corp.                                    22,100          846,706
CMS Energy Corp.                                 18,400          810,750
DPL, Inc.                                        14,000          402,500
Edison International                             22,000          598,125
FPL Group, Inc.                                  15,600          923,325
KeySpan Energy Corp.                              4,600          169,338
MCN Corp.                                         4,600          185,725
New Jersey Resources Corp.                        4,400          176,275
NIPSCO Industries, Inc.                          18,200          899,762
Northwest Natural Gas Co.                         5,250          163,734
Pacific Enterprises                               4,100          154,263
People's Energy Corp.                             3,600          141,750
Pinnacle West Capital Corp.                      12,500          529,687
Questar Corp.                                     3,500          156,188
                                                             ------------
                                                               7,919,009

TELEPHONE UTILITY-21.2%
Ameritech Corp.                                   4,700          378,350
AT&T Corp.                                       12,560          769,300
Bell Atlantic Corp.                               6,400          582,400
BellSouth Corp.                                   7,400          416,713
Frontier Corp.                                   21,000          505,312
GTE Corp.                                        10,500          548,625
Teleport Communications Group, Inc.(a)           13,600          747,150
WorldCom, Inc. (a)                               12,000          363,375
                                                             ------------
                                                               4,311,225

MISCELLANEOUS-1.0%
AES Corp. (a)                                     4,400          205,150
                                                             ------------
                                                              12,435,384

CONSUMER SERVICES-13.0%
BROADCASTING & CABLE-9.2%
AirTouch Communications, Inc. Cl.C
  4.25% cv. pfd.                                 10,100          629,356
Comcast Corp. Cl.A                               18,000          567,563
TCI Communications, Inc. Series A
  $2.125 cv. pfd.                                 6,200          403,775
Telephone and Data Systems, Inc.                  6,000          279,375
                                                             ------------
                                                               1,880,069

ENTERTAINMENT & LEISURE-3.8%
Cablevision Systems Corp.
  8.5% cv. pfd.                                  20,000         $770,000
                                                             ------------
                                                               2,650,069

ENERGY-6.0%
DOMESTIC PRODUCERS-3.9%
The Williams Cos., Inc.
  3.50% pfd.                                      4,700          625,687
Washington Gas Light Co.                          5,600          173,250
                                                             ------------
                                                                 798,937

PIPELINES-2.1%
Enron Corp.                                       5,800          241,063
Piedmont Natural Gas Co., Inc.                    5,100          183,281
                                                             ------------
                                                                 424,344
                                                             ------------
                                                               1,223,281

MULTI INDUSTRY COMPANIES-1.5%
Southwest Gas Corp.                               7,000          130,813
Wicor, Inc.                                       3,500          162,531
                                                             ------------
                                                                 293,344

Total United States Investments
  (cost $12,417,110)                                          16,602,078

FOREIGN INVESTMENTS-10.4%
BRAZIL-3.6%
Companhia Energetica de Minas Gerais (ADR)        1,600           64,800
Companhia Paranaense de Energia-Copel pfd.        4,700           64,331
Companhia Riograndense de Telecom pfd. (a)      129,000          158,931
Telecomunicacoes Brasileiras, SA(ADR)             3,800          442,463
                                                             ------------
                                                                 730,525

FINLAND-0.8%
Nokia Corp. (ADR)                                 2,500          175,000

MEXICO-1.7%
Telefonos de Mexico, SA Series L (ADR)            6,200          347,588

PERU-0.7%
Telefonica del Peru, SA Cl.B (ADR)               62,000          138,561

PHILIPPINES-0.7%
Philippine Long Distance Telephone Co.
  Series III
  3.50% cv. pfd. (GDS)                            6,000          135,000

SOUTH KOREA-0.7%
Korea Electric Power Corp.                        4,020           36,761
SK Telecom Co., Ltd. (ADR)                       15,244           99,086
                                                             ------------
                                                                 135,847


B-18


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWEDEN-1.0%
Ericsson (L.M.) Telephone Co. Cl.B (ADR)          5,600      $   209,125
VENEZUELA-1.2%
Compania Anonima Nacional Telefonos
  de Venezuela                                    5,800          241,425
Total Foreign Investments
  (cost $1,967,429)                                            2,113,071
Total Common & Preferred Stocks
  (cost $14,384,539)                                          18,715,149

CORPORATE BOND-0.6%
International Cabletel, Inc.
  7.25%, 4/15/05
  (cost $124,200)                                  $115          131,675


                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-7.2%
COMMERCIAL PAPER-7.2%
General Electric Capital Corp.
  5.65%, 1/02/98                                    459          458,928
  6.10%, 1/02/98                                    300          299,949
  6.10%, 1/05/98                                    400          399,729
Prudential Funding Corp.
  5.50%, 1/02/98                                    300          299,954

Total Short-Term Investments
  (amortized cost $1,458,560)                                  1,458,560

TOTAL INVESTMENTS-99.8%
  (cost $15,967,299)                                          20,305,384
Other assets less liabilities-0.2%                                41,622

NET ASSETS-100%                                              $20,347,006


(a)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-19


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.1%
FINANCE-26.0%
BANKING - MONEY CENTER-4.0%
Automatic Common Exchange Security Trust II      25,000      $   587,500
Chase Manhattan Corp.                            43,920        4,809,240
NationsBank Corp.                                22,000        1,337,875
Newcourt Credit Group, Inc. (a)                  35,000        1,150,625
The CIT Group, Inc. Cl. A (a)                    52,000        1,677,000
                                                             ------------
                                                               9,562,240

BANKING - REGIONAL-1.3%
First Union Corp.                                44,000        2,255,000
Fleet Financial Group, Inc.                       9,500          711,906
                                                             ------------
                                                               2,966,906

BROKERAGE & MONEY MANAGEMENT-0.8%
Morgan Stanley, Dean Witter,
  Discover and Co.                               30,600        1,809,225

INSURANCE-6.3%
20th Century Industries, Inc.                    58,000        1,508,000
Acceptance Insurance Co. (a)                     44,000        1,064,250
American International Group, Inc.               47,025        5,113,969
Progressive Corp.                                 6,900          827,137
Stirling Cooke Brown Holdings, Ltd. (a)          20,000          496,250
Travelers Group, Inc.                           107,499        5,791,509
                                                             ------------
                                                              14,801,115

INVESTMENT COMPANY-1.6%
TCI Ventures Group Series A                     132,300        3,749,878

REAL ESTATE-7.7%
Alexandria Real Estate Equities, Inc.            50,800        1,603,375
Arden Realty Group, Inc.                         75,600        2,324,700
Entertainment Properties Trust                   56,000        1,085,000
Equity Office Properties Trust                   36,100        1,139,406
Excel Realty Trust, Inc.                         60,000        1,890,000
Humphrey Hospitality Trust, Inc.                 78,100          917,675
JP Realty, Inc.                                  38,000          985,625
Koger Equity, Inc.                              100,000        2,193,750
Macerich Co.                                     52,500        1,496,250
Prentiss Properties Trust                        49,000        1,368,938
SL Green Realty Corp.                            30,000          778,125
Spieker Properties, Inc.                         56,000        2,401,000
                                                             ------------
                                                              18,183,844

MISCELLANEOUS-4.3%
American Express Co.                             42,600       $3,802,050
MBNA Corp.                                      230,250        6,288,703
                                                             ------------
                                                              10,090,753
                                                             ------------
                                                              61,163,961

TECHNOLOGY-20.9%
COMMUNICATION EQUIPMENT-1.9%
DSC Communications Corp. (a)                     26,000          622,375
Sterling Commerce, Inc. (a)                     100,789        3,874,077
                                                             ------------
                                                               4,496,452

COMMUNICATION SERVICES-0.9%
Nextel Communications, Inc. (a)                  86,000        2,225,250

COMPUTER SERVICES-2.7%
Ceridian Corp. (a)                              138,500        6,345,031

COMPUTER SOFTWARE-2.7%
Sterling Software, Inc.                         157,100        6,441,100

ELECTRONICS-0.3%
EMC Corp. (a)                                    24,000          658,500
SCI Systems, Inc. (a)                             1,400           60,988
                                                             ------------
                                                                 719,488

NETWORKING SOFTWARE-6.3%
3Com Corp. (a)                                    6,800          237,363
Cisco Systems, Inc. (a)                         217,200       12,122,475
Networks Associates, Inc. (a)                    45,000        2,375,156
                                                             ------------
                                                              14,734,994

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Teradyne, Inc. (a)                               17,000          544,000

TELECOM SERVICES-0.6%
Electric Lightwave, Inc. Cl. A (a)               90,000        1,344,375

TELECOMMUNICATIONS-4.4%
Brooks Fiber Properties, Inc. (a)                54,600        3,008,119
Colt Telecom Group Plc (a) (b)                   95,400        4,036,612
Millicom International Cellular, SA (a) (c)      39,500        1,476,312
Telephone and Data Systems, Inc.                 37,900        1,764,719
                                                             ------------
                                                              10,285,762

MISCELLANEOUS-0.9%
Sanmina Corp. (a)                                18,000        1,225,125
Solectron Corp. (a)                              23,300          968,406
                                                             ------------
                                                               2,193,531
                                                             ------------
                                                              49,329,983


B-20


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER SERVICES-15.7%
AIRLINES-3.4%
Continental Airlines, Inc. Cl.B (a)              67,000      $ 3,224,375
Delta Air Lines, Inc.                            19,400        2,308,600
Northwest Airlines Corp. Cl.A (a)                16,300          780,872
UAL Corp. (a)                                    11,600        1,073,000
U.S. Airways Group, Inc. (a)                     10,000          625,000
                                                             ------------
                                                               8,011,847

BROADCASTING & CABLE-1.2%
ProSieben Media AG (a) (d)                       27,500          639,375
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                   62,037        2,254,657
                                                             ------------
                                                               2,894,032

BUSINESS SERVICES-6.1%
Cendant Corp. (a)                               418,050       14,370,469

ENTERTAINMENT & LEISURE-0.0%
Carnival Corp. Cl.A                               2,100          116,288

PRINTING & PUBLISHING-0.2%
Readers Digest Association, Inc.                 18,000          425,250

RESTAURANTS & LODGING-1.1%
ITT Corp.                                        32,000        2,652,000

RETAIL - GENERAL MERCHANDISE-3.7%
AutoZone, Inc. (a)                               62,100        1,800,900
Home Depot, Inc.                                 64,150        3,776,831
The Limited, Inc.                               119,000        3,034,500
                                                             ------------
                                                               8,612,231
                                                             ------------
                                                              37,082,117

ENERGY-11.2%
DOMESTIC PRODUCERS-0.7%
Union Pacific Resources Group, Inc.              67,600        1,639,300

OIL SERVICE-10.5%
Baker Hughes, Inc.                               21,000          916,125
BJ Services Co. (a)                              21,300        1,532,269
Dresser Industries, Inc.                         90,600        3,799,538
Gulf Canada Resources, Ltd. (a)                 700,300        4,902,100
Halliburton Co.                                  56,800        2,950,050
Nabors Industries, Inc. (a)                     123,000        3,866,812
Noble Drilling Corp. (a)                         74,000        2,266,250
Rowan Cos., Inc. (a)                             37,000        1,128,500
Santa Fe International Corp.                     32,700        1,330,481
Transocean Offshore, Inc.                        44,000        2,120,250
                                                             ------------
                                                              24,812,375
                                                             ------------
                                                              26,451,675

UTILITIES-8.7%
TELEPHONE UTILITY-8.7%
AT&T Corp.                                       13,000          796,250
MCI Communications Corp.                        150,000        6,426,562
Telecomunicacoes Brasileiras, SA (ADR)           10,400        1,210,950
Teleport Communications
  Group, Inc. Cl.A (a)                           50,200        2,757,863
WorldCom, Inc. (a)                              265,462        8,038,521
  8.0% cv. pfd.                                  12,000        1,288,500
                                                             ------------
                                                              20,518,646

CONSUMER STAPLES-5.6%
TOBACCO-5.6%
Loews Corp.                                      46,800        4,966,650
Philip Morris Cos., Inc.                        183,000        8,292,188
                                                             ------------
                                                              13,258,838

HEALTH CARE-5.5%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
  3.75%, conv. pfd.                               8,000          212,000

DRUGS-3.8%
Merck & Co., Inc.                                47,900        5,089,375
Pfizer, Inc.                                     30,000        2,236,875
Schering-Plough Corp.                            25,000        1,553,125
                                                             ------------
                                                               8,879,375

MEDICAL PRODUCTS-1.5%
Boston Scientific Corp. (a)                      37,400        1,715,725
Medtronic, Inc.                                  33,200        1,736,775
                                                             ------------
                                                               3,452,500

MEDICAL SERVICES-0.1%
Quest Medical, Inc. (a)                          38,000          265,406
                                                             ------------
                                                              12,809,281

CONSUMER MANUFACTURING-1.3%
AUTO & RELATED-1.3%
Republic Industries, Inc. (a)                   134,000        3,123,875

MULTI INDUSTRY COMPANIES-1.2%
Tyco International, Ltd.                         62,572        2,819,651
Total Common Stocks & Other Investments
  (cost $171,611,145)                                        226,558,027


B-21


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONVERTIBLE BONDS-0.9%
Altera Corp.
  5.75%, 6/15/02 (d)                            $   185      $   254,606
Applied Magnetics Corp.
  7.00%, 3/15/06                                    900          730,125
HMT Technology Corp.
  5.75%, 1/15/04 (d)                              1,195        1,053,094
Total Convertible Bonds
  (cost $3,127,986)                                            2,037,825

SHORT-TERM INVESTMENTS-6.1%
U.S. GOVERNMENT & AGENCY-6.1%
Federal Home Loan Mortgage Corp.
  5.75%, 1/30/98                                $ 3,796       $3,778,417
  6.00%, 1/02/98                                 10,700       10,698,217
Total Short-Term Investments
  (amortized cost $14,476,634)                                14,476,634

TOTAL INVESTMENTS-103.1%
  (cost $189,215,765)                                        243,072,486
Other assets less liabilities-(3.1%)                          (7,197,501)

NET ASSETS-100%                                             $235,874,985


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom.

(c)  Country of origin--Luxembourg.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $1,947,075 or 0.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-22


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-89.3%
ARGENTINA-0.8%
Banco Rio de La Plata, SA Cl.B(ADR)               2,300      $    32,200
Metrogas, SA Cl.B (ADR)                           7,663           59,388
Nortel Inversora, SA pfd. (ADR)                   4,800          122,400
Telecom Argentina, SA (ADR)                       3,700          132,275
                                                             ------------
                                                                 346,263

AUSTRALIA-2.8%
Amrad Corp.                                     140,000          209,864
CSL, Ltd.                                       109,900          687,622
TAB Corp. Holdings, Ltd.                         58,600          274,986
                                                             ------------
                                                               1,172,472

AUSTRIA-3.2%
Austria Mikro Systeme International AG            4,270          216,348
Austria Tabakwerke AG (a)                        20,000          886,672
Bohler-Uddeholm AG                                2,300          134,834
Voest Alpine Stahl AG                             3,000          115,663
                                                             ------------
                                                               1,353,517

BELGIUM-1.0%
Credit Communal Holding Dexia                     3,000          402,823

BOTSWANA-0.5%
Sechaba Investment Trust, Ltd.                  200,000          210,040

BRAZIL-9.2%
Banco do Estado de Sao Paulo, SA pfd. (a)     3,100,000          126,383
Bardella Industrias Mecanicas, SA pfd.            1,600          172,035
Celesc (b)                                          750           77,250
  pfd.                                          315,001          392,322
Companhia Energetica de Minas Gerais (ADR)        3,600          145,800
Companhia Paranaense de Energia-Copel
  pfd. (ADR)                                      5,000           68,438
Companhia Paulista de
  Forca e Luz                                 2,316,000          305,051
  pfd.                                          373,501           38,486
Companhia Riograndense de Telecom                 7,258            8,997
  pfd. (a)                                      364,500          449,073
Companhia Vale Do Rio Doce PNB (Receipts)         2,360                0
Escelsa Espirito Santo Centrais                     324           42,092
Gerdau, SA pfd.                              20,824,144          261,223
Iven, SA pfd.                                   438,100          249,266
Light Participacoes, SA                         480,000          144,080
Metalurgica Gerdau, SA                          419,660            8,340
  pfd.                                        7,438,243          223,271
Multicanal Participacoes, SA (ADR)(a)             8,700           52,200
Petroleo Brasileiro, SA (ADR)                     7,500          166,763
Telecomunicacoes Brasileiras SA (ADR)             7,000          815,062
Telepar Tel Parana pfd.                          14,000            7,527
Trikem, SA pfd. (a)                          15,000,000           22,176
Uniao de Bancos Brasileiras, SA (GDR) (a)         2,300           74,031
                                                             ------------
                                                               3,849,866

CHINA-1.6%
Beijing Datang Power Generation Co., Ltd.       448,000          205,239
China Southern Airlines Co., Ltd.               694,000          179,120
Zhejiang Southeast Electric Power Co.,
  Ltd. (GDR) (a) (b)                             17,700          281,430
                                                             ------------
                                                                 665,789

COLOMBIA-0.1%
Banco de Colombia (GDS) (a) (b)                   8,400           48,300

CZECH REPUBLIC-0.9%
Ceske Energeticke Zavody (GDR) (a)                1,500           49,225
Ceske Radiokomunikace AS                            990          124,487
Komercni Banka AS (GDR)                           3,600           43,200
Podnik Vypocetni Techniky                           500           31,617
Tabak AS                                            480          109,640
                                                             ------------
                                                                 358,169

EGYPT-2.5%
Commercial International Bank                    10,250          206,838
  (GDR)                                          10,500          217,350

Egypt International Pharmaceutical
  Industries Co.                                  2,996          209,566
Egyptian Financial & Industrial                     950           57,232
Housing & Development Bank                        2,200           58,839
MISR Bank                                           500           14,914
NASR City for Housing & Reconstruction            2,000          129,317
Paints & Chemicals                                1,600           51,256
Tourah Portland Cement Co.                        4,000           91,685
                                                             ------------
                                                               1,036,997

FINLAND-0.7%
Outokumpu OY Cl.A                                23,500          286,693


B-23



WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FRANCE-8.1%
Pechiney, SA Cl.A                                 3,248      $   128,225
Renault, SA                                       7,300          205,349
Sanofi, SA                                        6,700          745,867
SEITA                                            11,000          394,783
SGS-Thomson Microelectronics N.V. (a)             4,000          247,570
Societe Generale                                  2,656          361,871
Societe Nacionale Elf Aquitaine SA                4,390          510,592
Union des Assurances Federales                    2,800          367,534
Usinor Sacilor                                   30,000          433,164
                                                             ------------
                                                               3,394,955

GERMANY-3.1%
BHW Holding AG (a)                                7,150          117,249
Deutsche Lufthansa AG (a)                        23,200          444,926
Viag AG                                           1,387          747,104
                                                             ------------
                                                               1,309,279

GREECE-0.0%
Hellenic Telecommunication Organization, SA         645           13,215

HONG KONG-0.1%
Guangshen Railway Co., Ltd. (ADR)                 4,600           61,813
Tianjin Development Holdings, Ltd.(a)            11,000           10,221
                                                             ------------
                                                                  72,034

HUNGARY-0.7%
Mol Magyar Olay (GDR) (b)                         6,000          144,600
OTP Bank (GDR)                                    4,000          150,000
                                                             ------------
                                                                 294,600

INDIA-1.8%
Industrial Credit & Investment Corp. (GDR)        3,000           37,800
  (GDR) (b)                                      16,900          212,940
Mahanagar Telephone Nigam Ltd. (GDR) (a)          9,700          149,089
State Bank of India (GDS)                         3,900           69,225
  (GDR) (b)                                       1,200           21,300
Videsh Sanchar Nigam, Ltd. (GDS) (a)              2,000           27,400
  (GDR) (b)                                      18,700          256,190
                                                             ------------
                                                                 773,944

INDONESIA-1.8%
PT Indosat (ADR)                                239,000          443,236
PT Tambang Timah (GDR)                           20,000          208,000
PT Telekomunikasi Indonesia                      55,000           29,250
  (ADR)                                           6,000           66,375
                                                             ------------
                                                                 746,861

ISRAEL-0.6%
Bank Hapoalim, Ltd.                              62,500          149,964
Tadiran Ltd. (ADR)                                3,000          106,125
                                                             ------------
                                                                 256,089

ITALY-4.9%
Aeroporti di Roma S.p.A. (a)                     51,000          529,028
Ente Nazionale Idrocarburi S.p.A.                51,300          290,864
IMI LNV                                          33,000          391,747
Instituto Nazionale delle Assicurazioni         100,000          202,657
Telecom Italia Mobile S.p.A                     109,000          309,932
  (RNC)                                          25,000          115,390
Telecom Italia S.p.A. (a)                        46,569          205,335
                                                             ------------
                                                               2,044,953

JAPAN-4.2%
Daiwa Securities Co., Ltd.                       67,000          230,911
DDI Corp.                                            17           44,918
East Japan Railway Co.                               23          103,753
Japan Tobacco, Inc.                                  82          581,542
Nippon Telegraph and Telephone Corp.                 41          351,689
Nomura Securities Co., Ltd.                      33,000          439,764
                                                             ------------
                                                               1,752,577

JORDAN-0.2%
Arab Potash Co.                                   8,300           72,673

KOREA-0.1%
Korean Air                                        1,700            7,241
Pohang Iron & Steel Co., Ltd.                       440           12,219
                                                             ------------
                                                                  19,460

MALAYSIA-0.0%
Malakoff Berhad                                   6,820           14,203

MEXICO-2.8%
ALFA SA                                          26,000          176,222
Empresas Ica Sociedad Control (ADR)               3,200           52,600
Grupo Financiero Banamex, SA Cl.B (a)            78,700          235,500
Grupo Financiero Bancrecer,
  SA de C.V. Cl.B (a)                            75,000            3,996
Grupo Financiero Banorte,
  SA de C.V. Cl.B (a)                           218,500          380,659
Grupo Financiero GBM Atlantico Cl.L
  (ADR) (a) (c)                                   8,400            8,400
Grupo Financiero Probursa, SA
  de C.V. Cl.B (a)                              152,173           39,408
Grupo Minsa, SA C.V. (a)                         75,000           54,829
Grupo Profesional Planeacion
  Proyectos, SA Cl.B (c)                          4,800           18,646


B-24


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Telefonos de Mexico, SA Cl.L (ADR)                1,400      $    78,488
Tubos de Acero de Mexico, SA (ADR) (a)            5,000          108,125
                                                             ------------
                                                               1,156,873

NETHERLANDS-5.1%
AKZO Nobel NV                                     5,710          984,497
ING Groep NV                                     12,030          506,676
KLM Royal Dutch Airlines NV                      17,192          635,909
                                                             ------------
                                                               2,127,082

NEW ZEALAND-0.1%
Tranz Rail Holdings, Ltd.                        12,800           48,310

NORWAY-0.7%
Christiana Bank OG Kreditkasse                   40,000          161,391
Den Norske Bank                                  30,000          141,352
                                                             ------------
                                                                 302,743

PAKISTAN-0.5%
Hub Power Co. (GDR) (a)                           4,000          124,000
Pakistan Telecom (GDS)                            1,350           98,550
                                                             ------------
                                                                 222,550

PERU-1.3%
Cementos Lima, SA                                 3,785           82,478
  Cl.C                                           90,175          129,058

Cementos Norte Pacasmayo Cl.T                    46,810           66,135
Explosivios, SA Cl. C (c)                        86,354           98,238
Ferreyros, SA                                    62,300           65,844
Telefonica Del Peru, SA ADR                      42,000           93,864
                                                             ------------
                                                                 535,617

PHILIPPINES-1.1%
First Philippines Holdings Corp. Series B       140,450          109,239
International Container Terminal
  Services, Inc.                                299,000           36,913
Manila Electric Co. Series B                     96,000          317,630
                                                             ------------
                                                                 463,782

POLAND-2.1%
Bank Handlowy W Warseawie (GDR) (a) (c)           7,500           95,745
Banka Przemyslowo Handlowy, SA                    1,400           72,681
Elektrim, SA                                     13,000          125,759
Kredyt Bank, SA (GDR) (a) (b)                    41,000          514,550
Wielkopolski Bank Kredytowy, SA                  15,000           75,319
                                                             ------------
                                                                 884,054

PORTUGAL-1.9%
Electricidade de Portugal, SA (a)                38,500          729,000
Portucel Industrial Empresa
  Productora de Celulose, SA                      9,600           58,576
                                                             ------------
                                                                 787,576

RUSSIA-1.7%
Gazprom (ADR) (b)                                 4,500          107,100
Lukoil Holding (ADR)                              2,000          182,000
Nearmedic, SA (a) (c)                            65,000          133,792
RNGS Holdings (ADR) (a)                           6,842           98,126
Sun Brewing (GDR) (a) (b)                        13,000          170,300
                                                             ------------
                                                                 691,318

SLOVAKIA-0.2%
Slovakofarma AS (GDR) (a)                        10,400           86,840

SOUTH AFRICA-0.4%
Iscor Ltd.                                      625,492          185,083

SOUTH KOREA-1.3%
Korea Electric Power Corp. (ADR)                 17,000          171,063
SK Telecom, Ltd.                                    220           71,036
  (ADR)                                          49,191          319,746
                                                             ------------
                                                                 561,845

SPAIN-4.1%
Aceralia Corporacion Siderurgica, SA (a)         48,700          597,762
Aldeasa, SA (a)                                  23,465          497,486
Empresa Nacional de Celulosas, SA                21,788          296,751
Repsol, SA                                        7,320          312,307
                                                             ------------
                                                               1,704,306

SWEDEN-1.9%
Assi Doman AB                                    10,450          264,544
Castellum AB (a)                                 20,900          207,950
Sparbanken Sverige AB Cl.A                       15,000          340,999
                                                             ------------
                                                                 813,493

SWITZERLAND-2.1%
Sair Group                                          630          862,305

TURKEY-0.8%
Petrokimya Holdings AS                          141,000           76,538
Tupras Turkiye Petrol Rafinerileri AS         1,300,000          147,406
Usas Ucak Servisi AS                             43,500          104,946
                                                             ------------
                                                                 328,890

UNITED KINGDOM-11.5%
Anglian Water Plc                                40,000          545,310
Birkby Plc                                       46,000          118,621
British Energy Plc                              110,000          764,255
Energis Plc (a)                                 185,000          774,849
National Grid Group Plc                          70,000          332,278
National Power Plc                               36,600          360,693


B-25


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Northern Ireland Electricity Plc                 36,600      $   318,966
PowerGen Plc                                     40,000          520,344
RJB Mining                                       12,000           25,032
Scottish Hydro Electric                          36,600          301,780
Stagecoach Holdings Plc                          20,187          276,862
Wessex Water Plc                                 53,772          453,084
                                                             ------------
                                                               4,792,074

UNITED STATES-0.3%
Central European Media Enterprises, Ltd. (a)      4,300          108,575

VENEZUELA-0.5%
Compania Anonima Nacional
  Telefonos de Venezuela Cl.D (ADR)               3,100          129,038
Mercantil Servicios Financier (ADR) (a)           5,000           71,981
                                                             ------------
                                                                 201,019

Total Common & Preferred Stocks
  (cost $36,460,970)                                          37,360,107


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-10.6%
TIME DEPOSIT-10.6%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $4,409,000)                    $4,409      $ 4,409,000

TOTAL INVESTMENTS-99.9%
  (cost $40,869,970)                                          41,769,107
Other assets less liabilities-0.1%                                48,858

NET ASSETS-100%                                              $41,817,965


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $2,004,260 or 4.8% of net assets.

(c)  Illiquid securities valued at fair market value (see Note A).

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-26


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-27.9%
UNITED STATES INVESTMENTS-18.4%
FINANCE-4.6%
BANKING - MONEY CENTER-1.2%
Chase Manhattan Corp.                             1,600      $   175,200
Citicorp                                          1,500          189,656
                                                             ------------
                                                                 364,856

BANKING - REGIONAL-0.4%
Banc One Corp.                                    2,000          108,625

BROKERAGE & MONEY MANAGEMENT-0.9%
Merrill Lynch & Co., Inc.                         2,000          145,875
Morgan Stanley, Dean Witter, Discover and Co.     2,000          118,250
                                                             ------------
                                                                 264,125

INSURANCE-0.8%
American International Group, Inc.                1,200          130,500
Travelers Group, Inc.                             2,250          121,219
                                                             ------------
                                                                 251,719

MISCELLANEOUS-1.3%
MBNA Corp.                                        8,000          218,500
PMI Group, Inc.                                   2,500          180,781
                                                             ------------
                                                                 399,281
                                                             ------------
                                                               1,388,606

TECHNOLOGY-2.5%
COMMUNICATION EQUIPMENT-0.5%
Lucent Technologies, Inc.                         2,000          159,750

COMPUTER HARDWARE-0.6%
COMPAQ Computer Corp.                             3,000          169,313

NETWORKING SOFTWARE-0.7%
Cisco Systems, Inc. (a)                           3,750          209,297

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.3%
Applied Materials, Inc. (a)                       3,000           90,281

SEMI-CONDUCTOR COMPONENTS-0.4%
Altera Corp. (a)                                  1,500           49,734
Intel Corp.                                       1,000           70,219
                                                             ------------
                                                                 119,953
                                                             ------------
                                                                 748,594

CONSUMER STAPLES-2.4%
COSMETICS-0.9%
Avon Products, Inc.                               1,000           61,375
Estee Lauder Co., Inc. Cl. A                      1,800           92,588
Gillette Co.                                      1,100          110,481
                                                             ------------
                                                                 264,444

RETAIL - FOOD & DRUG-0.6%
Kroger Co. (a)                                    5,000         $184,687

TOBACCO-0.9%
Philip Morris Cos., Inc.                          6,000          271,875
                                                             ------------
                                                                 721,006

CONSUMER SERVICES-2.4%
BROADCASTING & CABLE-0.6%
Cox Communications, Inc. Cl.A (a)                 3,000          120,187
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                    2,000           72,688
                                                             ------------
                                                                 192,875

ENTERTAINMENT & LEISURE-1.3%
Harley-Davidson, Inc.                             6,000          164,250
Walt Disney Co.                                   2,300          227,844
                                                             ------------
                                                                 392,094

RETAIL - GENERAL MERCHANDISE-0.5%
Dayton Hudson Corp.                               2,000          135,000
                                                             ------------
                                                                 719,969

ENERGY-2.4%
DOMESTIC INTEGRATED-0.5%
USX-Marathon Group                                4,000          135,000

DOMESTIC PRODUCERS-0.2%
Apache Corp.                                      2,000           70,125

OIL SERVICE-1.7%
BJ Services Co. (a)                               2,500          179,844
Halliburton Co.                                   3,400          176,587
Noble Drilling Corp. (a)                          5,000          153,125
                                                             ------------
                                                                 509,556
                                                             ------------
                                                                 714,681

HEALTH CARE-1.7%
DRUGS-1.5%
Merck & Co., Inc.                                 2,500          265,625
Schering-Plough Corp.                             3,000          186,375
                                                             ------------
                                                                 452,000

MEDICAL PRODUCTS-0.2%
Medtronic, Inc.                                   1,520           79,515
                                                             ------------
                                                                 531,515

MULTI INDUSTRY COMPANIES-0.7%
Tyco International, Ltd.                          2,800          126,175
U.S. Industries, Inc.                             2,850           85,856
                                                             ------------
                                                                 212,031

UTILITIES-0.7%
TELEPHONE UTILITY-0.7%
WorldCom, Inc. (a)                                7,000          211,969


B-27


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-0.7%
POLLUTION CONTROL-0.3%
USA Waste Services, Inc. (a)                      2,500      $    98,125

MISCELLANEOUS-0.4%
United Technologies Corp.                         1,500          109,219
                                                             ------------
                                                                 207,344

CONSUMER MANUFACTURING-0.3%
APPLIANCES-0.3%
Sunbeam Corp.                                     2,100           88,463
Total United States Investments
  (cost $4,638,749)                                            5,544,178

FOREIGN INVESTMENTS-9.5%
AUSTRALIA-0.1%
Normandy Mining, Ltd.                            17,000           16,509

BRAZIL-0.2%
Telecomunicacoes Brasileiras, SA (ADR)              600           69,862

CANADA-0.4%
Gulf Canada Resources, Ltd. (a)                   8,000           56,000
Magna International, Inc. Cl.A                    1,000           62,979
                                                             ------------
                                                                 118,979

DENMARK-0.3%
Den Danske Bank                                     500           66,624
Sophus Berendsen AS Cl.B                            200           32,983
                                                             ------------
                                                                  99,607

FINLAND-0.7%
Nokia AB OY Corp. Series A pfd.                   2,000          141,993
Orion-Yhtymae OY Cl.B                             2,800           73,969
                                                             ------------
                                                                 215,962

FRANCE-0.5%
Sanofi, SA                                          500           55,662
Societe Generale                                    401           54,635
Unibail, SA                                         502           50,129
                                                             ------------
                                                                 160,426

GERMANY-0.6%
Adidas AG                                           400           52,608
Hornbach Holding AG pfd.                            600           41,524
ProSieben Media AG pfd. (a)                       1,500           70,041
Schmalbach-Lubeca AG pfd.                           166           27,360
                                                             ------------
                                                                 191,533

HONG KONG-0.3%
Cheung Kong Holdings, Ltd.                        4,000          $26,197
Citic Pacific, Ltd.                               6,000           23,848
Dickson Concepts International, Ltd.              6,000            8,750
Sun Hung Kai Properties, Ltd.                     3,000           20,906
                                                             ------------
                                                                  79,701

JAPAN-2.3%
Bank of Tokyo, Ltd.                               2,000           27,571
Canon, Inc.                                       2,000           46,565
Daiwa Securities Co., Ltd.                        7,000           24,125
Honda Motor Co.                                   2,000           73,371
Japan Tobacco, Inc.                                   4           28,368
Nintendo Corp., Ltd.                                500           49,016
Promise Co., Ltd.                                 1,000           55,449
Rohm Co.                                          1,000          101,861
Santen Pharmaceutical Co.                         2,000           22,976
Sony Corp.                                          700           62,189
Sumitomo Electric Industries                      2,000           27,265
TDK Corp.                                         1,000           75,362
Yamanouchi Pharmaceutical Co., Ltd.               4,000           85,778
                                                             ------------
                                                                 679,896

MEXICO-0.3%
Coca-Cola Femsa, SA (ADR)                         1,500           87,000

NETHERLANDS-0.6%
AKZO Nobel NV                                       500           86,208
Internationale Nederlanden Groep NV               2,000           84,236
                                                             ------------
                                                                 170,444

NORWAY-0.1%
Bergesen D.Y. AS Cl.A                             1,500           35,338

PHILIPPINES-0.0%
Manila Electric Co. Cl.B                          2,000            6,617

SPAIN-0.1%
Tabacalera, SA Series A                             500           40,532

SWEDEN-0.4%
Ericsson (L.M.) Telecom Series B                    900           33,836
Sparbanken Sverige AB Series A                    1,000           22,733
Volvo AB Series A                                 2,000           53,401
                                                             ------------
                                                                 109,970

SWITZERLAND-1.3%
Baloise Holdings, Ltd.                               50           92,493
Ciba Specialty Chemicals AG (a)                     400           47,632
Nestle, SA                                           50           74,904
Novartis AG                                          50           81,098
Zurich Versicherungs-Gesellschaft                   200           95,264
                                                             ------------
                                                                 391,391


B-28


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-1.3%
BAA Plc                                           8,000      $    65,437
BPB Plc                                          12,000           67,014
British Petroleum Co. Plc                         3,007           39,778
Compass Group Plc                                 7,000           86,116
SmithKline Beecham Plc                            6,000           61,840
Tomkins Plc                                       8,000           37,843
United News & Media Plc                           3,000           34,148
                                                             ------------
                                                                 392,176

Total Foreign Investments
  (cost $2,860,912)                                            2,865,943
Total Common & Preferred Stocks
  (cost $7,499,661)                                            8,410,121

U.S. GOVERNMENT & AGENCIES-41.2%
Federal Home Loan Mortgage
  7.00%, 9/01/11                                 $  432          440,351
  7.00%, 1/01/12                                     92           93,694
Federal National Mortgage Assn.
  6.00%, 4/01/11                                    433          426,364
  6.50%, 6/01/11                                    303          304,403
  6.50%, 4/01/12                                    240          240,223
  7.00%, 5/01/26                                    568          573,127
  7.00%, 9/01/27                                    250          251,656
U.S. Treasury Bond
  6.125%, 11/15/27                                1,915        1,967,969
U.S. Treasury Notes
  6.00%, 8/15/00                                  1,950        1,964,020
  6.25%, 4/30/01                                  1,240        1,259,369
  6.375%, 5/15/99                                 1,395        1,407,862
  6.50%, 8/31/01                                  1,900        1,947,196
  6.50%, 5/31/02                                  1,325        1,363,717
  6.625%, 5/15/07                                   200          211,688
Total U.S. Government & Agencies
  (cost $12,288,350)                                          12,451,639


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-5.1%
BANKING-1.8%
ABN Amro Bank NV Chicago
  7.125%, 6/18/07                                $  525      $   551,000

FINANCIAL-1.6%
Goldman Sachs Group LP
  7.20%, 11/01/06 (b)                               450          475,681

INDUSTRIAL-1.7%
Time Warner, Inc.
  8.375%, 3/15/23                                   450          513,531
Total Corporate Debt Obligations
  (cost $1,444,853)                                            1,540,212

YANKEE BONDS-2.8%
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    400          407,974
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                               425          437,844
Total Yankee Bonds
  (cost $821,641)                                                845,818

SHORT-TERM INVESTMENT-22.2%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $6,698,883)                     6,700        6,698,883

TOTAL INVESTMENTS -99.2%
  (cost $28,753,388)                                          29,946,673
Other assets less liabilities-0.8%                               249,708

NET ASSETS-100%                                              $30,196,381


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $913,525 or 3.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-29


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-71.3%
UNITED STATES INVESTMENTS-48.7%
FINANCE-11.8%
BANKING - MONEY CENTER-3.5%
Chase Manhattan Corp.                             3,000      $   328,500
Citicorp                                          2,000          252,875
                                                             ------------
                                                                 581,375

BANKING - REGIONAL-1.0%
Banc One Corp.                                    3,000          162,937

BROKERAGE & MONEY MANAGEMENT-2.2%
Merrill Lynch & Co., Inc.                         2,500          182,344
Morgan Stanley, Dean Witter, Discover and Co.     3,000          177,375
                                                             ------------
                                                                 359,719

INSURANCE-2.1%
American International Group, Inc.                1,800          195,750
Travelers Group, Inc.                             3,000          161,625
                                                             ------------
                                                                 357,375

MISCELLANEOUS-3.0%
MBNA Corp.                                        8,000          218,500
PMI Group, Inc.                                   3,900          282,019
                                                             ------------
                                                                 500,519
                                                             ------------
                                                               1,961,925

ENERGY-7.0%
DOMESTIC INTEGRATED-1.4%
USX-Marathon Group, Inc.                          7,000          236,250

DOMESTIC PRODUCERS-0.9%
Apache Corp.                                      4,000          140,250

OIL SERVICE-4.7%
BJ Services Co. (a)                               4,000          287,750
Halliburton Co.                                   3,700          192,169
Noble Drilling Corp. (a)                         10,000          306,250
                                                             ------------
                                                                 786,169
                                                             ------------
                                                               1,162,669

CONSUMER STAPLES-6.4%
COSMETICS-2.3%
Avon Products, Inc.                               1,000           61,375
Gillette Co.                                      1,900          190,831
The Estee Lauder Co., Inc. Cl. A                  2,600          133,738
                                                             ------------
                                                                 385,944

RETAIL - FOOD & DRUG-1.6%
Kroger Co. (a)                                    7,000          258,563

TOBACCO-2.5%
Philip Morris Cos., Inc.                          9,000          407,812
                                                             ------------
                                                               1,052,319

TECHNOLOGY-6.2%
COMMUNICATION EQUIPMENT-0.7%
Lucent Technologies, Inc.                         1,500          119,813

COMPUTER HARDWARE-1.7%
COMPAQ Computer Corp. (a)                         5,000          282,187

NETWORKING SOFTWARE-2.0%
Cisco Systems, Inc. (a)                           6,000          334,875

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.7%
Applied Materials, Inc. (a)                       4,000          120,375

SEMI-CONDUCTOR COMPONENTS-1.1%
Altera Corp. (a)                                  2,800           92,837
Intel Corp.                                       1,200           84,263
                                                             ------------
                                                                 177,100
                                                             ------------
                                                               1,034,350

CONSUMER SERVICES-6.2%
BROADCASTING & CABLE-1.4%
Cox Communications, Inc. Cl.A (a)                 4,000          160,250
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                    2,000           72,687
                                                             ------------
                                                                 232,937

ENTERTAINMENT & LEISURE-3.6%
Harley-Davidson, Inc.                             9,000          246,375
Walt Disney Co.                                   3,500          346,719
                                                             ------------
                                                                 593,094

RETAIL - GENERAL MERCHANDISE-1.2%
Dayton Hudson Corp.                               3,000          202,500
                                                             ------------
                                                               1,028,531

HEALTH CARE-4.5%
DRUGS-4.0%
Merck & Co., Inc.                                 4,000          425,000
Schering-Plough Corp.                             4,000          248,500
                                                             ------------
                                                                 673,500

MEDICAL PRODUCTS-0.5%
Medtronic, Inc.                                   1,500           78,469
                                                             ------------
                                                                 751,969

MULTI INDUSTRY COMPANIES-2.1%
Tyco International, Ltd.                          3,400          153,213
U.S. Industries, Inc.                             6,300          189,787
                                                             ------------
                                                                 343,000


B-30


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-1.8%
TELEPHONE UTILITY-1.8%
WorldCom, Inc. (a)                               10,000      $   302,812

CAPITAL GOODS-1.8%
POLLUTION CONTROL-0.9%
USA Waste Services, Inc. (a)                      4,000          157,000

MISCELLANEOUS-0.9%
United Technologies Corp.                         2,000          145,625
                                                             ------------
                                                                 302,625

CONSUMER MANUFACTURING-0.9%
APPLIANCES-0.9%
Sunbeam Corp., Inc.                               3,300          139,013
Total United States Investments
  (cost $7,025,543)                                            8,079,213

FOREIGN INVESTMENTS-22.6%
AUSTRALIA-0.1%
Normandy Mining, Ltd.                            25,000           24,278

BRAZIL-0.7%
Telecomunicacoes Brasileiras, SA (ADR)            1,000          116,437

CANADA-0.8%
Gulf Canada Resources, Ltd. (a)                  10,000           70,000
Magna International, Inc. Cl.A                    1,000           62,979
                                                             ------------
                                                                 132,979

DENMARK-1.0%
Den Danske Bank                                     500           66,624
Sophus Berendsen AS Cl.B                            600           98,950
                                                             ------------
                                                                 165,574

FINLAND-1.9%
Nokia AB OY Corp. Series A pfd.                   3,000          212,991
Orion-Yhtymae OY Cl.B                             4,200          110,953
                                                             ------------
                                                                 323,944

FRANCE-1.0%
Sanofi, SA                                          500           55,662
Societe Generale                                    401           54,635
Unibail, SA                                         502           50,129
                                                             ------------
                                                                 160,426

GERMANY-1.6%
Adidas AG                                           500           65,761
Hornbach Holding AG pfd.                          1,000           69,207
ProSieben Media AG pfd. (a)                       2,000           93,388
Schmalbach-Lubeca AG pfd.                           258           42,523
                                                             ------------
                                                                 270,879

HONG KONG-0.8%
Cheung Kong Holdings, Ltd.                        6,000           39,295
Citic Pacific, Ltd.                              12,000           47,697
Dickson Concepts International, Ltd.              9,000           13,124
Sun Hung Kai Properties, Ltd.                     4,000           27,875
                                                             ------------
                                                                 127,991

JAPAN-4.6%
Bank of Tokyo, Ltd.                               3,000           41,357
Canon, Inc.                                       2,000           46,565
Daiwa Securities Co., Ltd.                       12,000           41,357
Honda Motor Co.                                   2,000           73,371
Japan Tobacco, Inc.                                   6           42,552
Nintendo Corp., Ltd.                              1,000           98,032
Promise Co., Ltd.                                 1,000           55,449
Rohm Co.                                          1,000          101,861
Santen Pharmaceutical Co.                         3,000           34,464
Sony Corp.                                          700           62,189
Sumitomo Electric Industries                      2,000           27,265
TDK Corp.                                         1,000           75,362
Yamanouchi Pharmaceutical Co., Ltd.               3,000           64,333
                                                             ------------
                                                                 764,157

MEXICO-0.7%
Coca-Cola Femsa, SA (ADR)                         2,000          116,000
NETHERLANDS-1.2%
AKZO Nobel NV                                       700          120,692
Internationale Nederlanden Groep NV               2,000           84,235
                                                             ------------
                                                                 204,927

NORWAY-0.3%
Bergesen D.Y. AS Cl.A                             2,000           47,117

PHILIPPINES-0.1%
Manila Electric Co. Cl.B                          3,000            9,926

SPAIN-0.5%
Tabacalera, SA Series A                           1,000           81,063

SWEDEN-0.9%
Ericsson (L.M.) Telecom Series B                  1,400           52,633
Sparbanken Sverige AB Series A                    1,000           22,733
Volvo AB Series A                                 3,000           80,102
                                                             ------------
                                                                 155,468

SWITZERLAND-2.9%
Baloise Holdings Ltd.                                40           73,994
Ciba Specialty Chemicals AG (a)                     600           71,448
Nestle, SA                                           50           74,904
Novartis AG                                         100          162,196
Zurich Versicherungs-Gesellschaft                   200           95,264
                                                             ------------
                                                                 477,806


B-31


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-3.5%
BAA Plc                                          10,000      $    81,796
BPB Plc                                          20,000          111,690
British Petroleum Co. Plc                         4,007           53,007
Compass Group Plc                                10,000          123,023
SmithKline Beecham Plc                           12,000          123,680
Tomkins Plc                                       9,000           42,574
United News Media Plc                             4,000           45,530
                                                             ------------
                                                                 581,300

Total Foreign Investments
  (cost $3,784,640)                                            3,760,272
Total Common & Preferred Stocks
  (cost $10,810,183)                                          11,839,485

U.S. GOVERNMENT & AGENCIES-15.5%
Federal Home Loan Bank
  7.00%, 8/01/11                                   $ 73           74,860
Federal National Mortgage Assn.
  6.00%, 4/01/11                                     87           85,273
  6.50%, 12/01/10                                    58           58,128
  7.00%, 12/01/11                                    45           45,718
  7.00%, 4/01/26                                     77           77,945
U.S. Treasury Bond
  6.125%, 11/15/27                                  275          282,606
U.S. Treasury Notes
  6.00%, 8/15/00                                    200          201,438
  6.25%, 4/30/01                                     50           50,781
  6.375%, 5/15/99                                   390          393,596
  6.50%, 8/31/01                                    275          281,831
  6.50%, 5/31/02                                    795          818,230
  6.875%, 5/15/06                                   190          203,300
Total U.S. Government & Agencies
  (cost $2,545,915)                                            2,573,706


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-2.8%
BANKING-1.1%
ABN Amro Bank NV Chicago
  7.125%, 6/18/07                                $  100      $   104,952
Dime Capital Trust I Series  A
  9.33%, 5/06/27                                     75           84,342
                                                             ------------
                                                                 189,294

FINANCIAL-0.5%
United Companies Financial Corp.
  8.375%, 7/01/05                                    80           82,371

INDUSTRIAL-1.2%
Auburn Hills Trust
  12.00%, 5/01/20                                    50           79,496
Time Warner, Inc.
  9.125%, 1/15/13                                   100          119,685
                                                             ------------
                                                                 199,181

Total Corporate Debt Obligations
  (cost $451,788)                                                470,846

SHORT-TERM INVESTMENT-9.7%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $1,599,733)                     1,600        1,599,733

TOTAL INVESTMENTS -99.3%
  (cost $15,407,619)                                          16,483,770
Other assets less liabilities-0.7%                               116,140

NET ASSETS-100%                                              $16,599,910


(a)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-32


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-84.9%
TECHNOLOGY-83.5%
COMMUNICATIONS EQUIPMENT-9.0%
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (a)     26,900      $ 1,004,547
Lucent Technologies, Inc.                        10,900          870,638
Motorola, Inc.                                   10,180          580,896
Nokia Corp. (ADR) (b)                            28,200        1,974,000
PairGain Technologies, Inc. (c)                  16,000          310,500
Tellabs, Inc. (c)                                27,790        1,466,791
                                                             ------------
                                                               6,207,372

COMPUTER HARDWARE-10.6%
Apex PC Solutions, Inc. (c)                      15,800          341,675
COMPAQ Computer Corp.                            57,000        3,216,937
Dell Computer Corp. (c)                          41,550        3,491,498
Sun Microsystems, Inc. (c)                        7,000          279,563
                                                             ------------
                                                               7,329,673

COMPUTER PERIPHERALS-0.8%
Iomega Corp. (c)                                 43,200          537,300

COMPUTER SERVICES-9.4%
Computer Sciences Corp. (c)                      17,300        1,444,550
DST Systems, Inc. (c)                            19,925          850,548
ETRADE Group, Inc. (c)                            6,500          149,703
First Data Corp.                                 23,200          678,600
Fiserv, Inc. (c)                                 11,900          586,075
Galileo International, Inc.                      13,900          383,988
Gartner Group, Inc. Cl.A (c)                     26,200          977,587
PMT Services, Inc. (c)                           12,400          173,213
Registry, Inc. (c)                                8,270          382,488
SunGard Data Systems, Inc. (c)                   29,200          905,200
                                                             ------------
                                                               6,531,952

COMPUTER SOFTWARE-14.7%
Cadence Design Systems, Inc (c)                  35,000          857,500
Concord Communications, Inc. (c)                  1,100           22,619
HBO & Co.                                        49,000        2,350,469
I2 Technologies, Inc. (c)                         4,000          211,125
Industri-Matematik International Corp. (c)       15,800          467,087
J.D. Edwards & Co. (c)                            8,400          249,375
Microsoft Corp. (c)                              12,000        1,550,625
Networks Associates, Inc. (c)                    22,600        1,192,856
New Era of Networks, Inc. (c)                     3,700           40,700
Oracle Corp. (c)                                 44,250          985,945
Pegasystems, Inc. (c)                            17,500          351,641
PeopleSoft, Inc. (c)                             49,000        1,904,875
SCM Microsystems, Inc. (c)                          900           21,431
                                                             ------------
                                                              10,206,248

NETWORKING SOFTWARE-11.9%
3Com Corp. (c)                                   17,800          621,331
Bay Networks, Inc. (c)                           72,890        1,863,251
Cisco Systems, Inc. (c)                          66,600        3,717,112
Fore Systems (c)                                 85,000        1,296,250
Newbridge Networks Corp. (c)                     21,000          732,375
                                                             ------------
                                                               8,230,319

SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.4%
Applied Materials, Inc. (c)                      54,800        1,649,137
Silicon Valley Group, Inc. (c)                   26,600          605,150
Teradyne, Inc. (c)                               25,800          825,600
                                                             ------------
                                                               3,079,887

SEMI-CONDUCTOR COMPONENTS-16.1%
Altera Corp. (c)                                 59,500        1,972,797
Atmel Corp. (c)                                  21,000          390,469
Cirrus Logic, Inc. (c)                           90,000          959,062
Intel Corp.                                      28,500        2,001,234
KLA-Tencor Corp. (c)                             21,600          833,625
Microchip Technology, Inc. (c)                   26,720          803,270
National Semiconductor Corp. (c)                 39,300        1,019,344
PMC-Sierra, Inc. (c)                             19,700          614,394
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (c) (d)                             68,500        1,245,844
Texas Instruments, Inc.                          14,100          634,500
Xilinx, Inc. (c)                                 20,000          700,000
                                                             ------------
                                                              11,174,539

MISCELLANEOUS-6.6%
Ingram Micro, Inc. Cl.A (c)                      27,500          800,938
Sanmina Corp. (c)                                23,400        1,592,662
Solectron Corp. (c)                              37,900        1,575,219
Tech Data Corp. (c)                              14,800          577,200
                                                             ------------
                                                               4,546,019
                                                             ------------
                                                              57,843,309

UTILITIES-1.0%
TELEPHONE UTILITY-1.0%
WorldCom, Inc. (c)                               22,700          687,385

CONSUMER SERVICES-0.4%
MISCELLANEOUS-0.4%
Equifax, Inc.                                     8,000          283,500
Total Common Stocks
  (cost $53,422,945)                                          58,814,194


B-33


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-14.2%
COMMERCIAL PAPER-14.2%
American Express Credit Corp.
  5.85%, 1/02/98                                 $2,480      $ 2,479,597
Ford Motor Credit Corp.
  5.80%, 1/14/98                                  3,000        2,993,716
General Electric Capital Corp.
  5.95%, 1/12/98                                  2,000        1,996,364
Prudential Funding Corp.
  5.85%, 1/07/98                                  2,360        2,357,699
Total Short-Term Investments
  (amortized cost $9,827,376)                                  9,827,376

TOTAL INVESTMENTS-99.1%
  (cost $63,250,321)                                         $68,641,570
Other assets less liabilities-0.9%                               598,263

NET ASSETS-100%                                              $69,239,833


(a)  Country of origin--Sweden.

(b)  Country of origin--Finland.

(c)  Non-income producing security.

(d)  Country of origin--Taiwan.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-34


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS& OTHER INVESTMENTS-89.8%
CONSUMER PRODUCTS & SERVICES-27.5%
ADVERTISING-1.3%
Princeton Video Image, Inc. (a)                  12,100      $   111,169
Snyder Communications, Inc. (a)                  17,500          638,750
                                                             ------------
                                                                 749,919

AIRLINES-6.3%
Alaska Air Group, Inc. (a)                       29,100        1,127,625
America West Airlines, Inc. Cl.B (a)             21,600          402,300
Continental Airlines, Inc. (a)                   39,100        1,881,687
Trans World Airlines, Inc. (a)                   28,600          289,575
                                                             ------------
                                                               3,701,187

APPAREL-4.1%
Nautica Enterprises, Inc. (a)                    24,900          585,150
St. John Knits, Inc.                             10,000          400,000
Tommy Hilfiger Corp. (a)                         23,300          818,412
Wolverine World Wide, Inc.                       28,600          647,075
                                                             ------------
                                                               2,450,637

BROADCASTING & CABLE-0.9%
Sinclair Broadcast Group, Inc. Cl.A (a)          11,400          527,963

ENTERTAINMENT & LEISURE-1.6%
Bally Total Fitness Holding Corp. (a)            22,100          482,056
Signature Resorts, Inc. (a)                      22,400          491,400
                                                             ------------
                                                                 973,456

RESTAURANTS & LODGING-1.5%
Extended Stay America, Inc. (a)                  20,035          249,186
Florida Panthers Holdings, Inc. Cl.A             16,700          288,075
Suburban Lodges of America, Inc. (a)             24,600          328,256
                                                             ------------
                                                                 865,517

RETAILING-11.4%
Avis Rent A Car, Inc. (a)                        24,800          792,050
Brylane, Inc. (a)                                 8,800          433,400
Budget Group, Inc. (a)                           35,400        1,223,512
Circuit City Stores, Inc. - Car Max Group (a)    62,500          562,500
Furniture Brands International, Inc.             27,900          571,950
Industrie Natuzzi SpA (ADR) (b)                  27,800          573,375
Movado Group, Inc.                               19,400          446,200
Pacific Sunwear of California (a)                16,950          504,262
Pep Boys - Manny, Moe & Jack                     12,900          307,988
PETsMART, Inc.                                   14,800          106,838
The Finish Line, Inc. (a)                        29,800          392,988
Tiffany & Co. (a)                                18,600          670,762
United Rentals, Inc. (a)                         10,100          195,056
                                                             ------------
                                                               6,780,881

MISCELLANEOUS-0.4%
Central Garden & Pet Company (a)                  9,800          258,475
                                                             ------------
                                                              16,308,035

BASIC INDUSTRIES-18.9%
CONTAINERS-1.8%
Ivex Packaging Corp.                             22,500          540,000
U.S. Can Corp. (a)                               30,300          511,312
                                                             ------------
                                                               1,051,312

ENVIRONMENTAL CONTROL-2.6%
American Disposal Services, Inc. (a)             15,300          559,406
Culligan Water Technologies, Inc. (a)            11,200          562,800
Superior Services, Inc. (a)                      15,700          458,244
                                                             ------------
                                                               1,580,450

METAL HARDWARE-2.3%
Bethlehem Steel Corp. (a)                       141,000        1,216,125
Steel Dynamics, Inc. (a)                          8,200          131,712
                                                             ------------
                                                               1,347,837

METALS & MINING-0.6%
Royal Oak Mines, Inc.                           226,200          353,438

TEXTILE PRODUCTS-3.6%
Mohawk Industries, Inc. (a)                      83,550        1,832,878
Novel Denim Holdings, Ltd. (a)                   17,100          337,725
                                                             ------------
                                                               2,170,603

TRANSPORTATION & SHIPPING-8.0%
Consolidated Freightways Corp. (a)               77,400        1,064,250
Genesee & Wyoming, Inc.                           8,600          207,475
Knightsbridge Tankers, Ltd.                      23,900          670,694
OMI Corp. (a)                                   180,600        1,659,262
Roadway Express, Inc.                            13,400          299,825
Teekay Shipping Corp.                            24,600          825,638
                                                             ------------
                                                               4,727,144
                                                             ------------
                                                              11,230,784


B-35


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TECHNOLOGY-16.3%
AEROSPACE & DEFENSE-1.2%
Gulfstream Aerospace Corp.                       24,300      $   710,775
COMMUNICATION EQUIPMENT-1.4%
Comverse Technology, Inc. (a)                    21,800          847,475

COMPUTER HARDWARE-0.7%
Hadco Corp.                                       9,200          416,588

COMPUTER PERIPHERALS-0.5%
ENCAD, Inc. (a)                                  10,700          296,925

COMPUTER SOFTWARE & SERVICES-4.4%
CDW Computer Centers, Inc. (a)                   17,900          933,037
Checkfree Corp. (a)                              24,000          652,500
DBT Online, Inc. (a)                             31,500          785,531
QAD, Inc. (a)                                    20,200          256,288
                                                             ------------
                                                               2,627,356

NETWORKING SOFTWARE-1.2%
Registry, Inc. (a)                               14,720          680,800

SEMI-CONDUCTOR EQUIPMENT-1.8%
Actel Corp. (a)                                   7,500           95,156
Applied Micro Circuits Corp. (a)                 27,000          335,813
PMC-Sierra, Inc. (a)                             19,400          605,037
                                                             ------------
                                                               1,036,006

TELECOMMUNICATIONS-5.1%
Globecomm Systems, Inc.                          20,900          236,431
GST Telecommunications, Inc                      22,200          263,625
Millicom International Cellular, SA (a) (c)      28,100        1,050,238
Telephone and Data Systems, Inc.                 31,800        1,480,687
                                                             ------------
                                                               3,030,981
                                                             ------------
                                                               9,646,906

HEALTH CARE-11.1%
BIOTECHNOLOGY-8.4%
AutoCyte, Inc. (a)                               28,500          204,844
Centocor, Inc. (a)                               36,700        1,224,862
Corixa Corp. (a)                                 20,300          183,334
GelTex Pharmaceuticals, Inc.                     53,410        1,422,041
Gensia Sicor, Inc.                               18,700          108,109
Inhale Therapeutic Systems                        1,000           25,875
MedImmune, Inc.                                  21,300          915,900
Neurex Corp. (a)                                 59,400          822,319
Novoste Corp. (a)                                 3,500           78,313
                                                             ------------
                                                               4,985,597

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-2.7%
Mid Atlantic Medical Services, Inc.              34,900          444,975
National Surgery Centers, Inc. (a)               30,200          790,863
Synetic, Inc. (a)                                10,400          384,150
                                                             ------------
                                                               1,619,988
                                                             ------------
                                                               6,605,585

ENERGY-7.0%
OIL & GAS SERVICES-7.0%
Costilla Energy, Inc. (a)                         6,600           73,837
Oceaneering International, Inc. (a)              31,400          620,150
Parker Drilling Co. (a)                         113,200        1,379,625
Rowan Companies, Inc.                            19,400          591,700
Southern Union Co. (a)                           28,025          669,097
Valero Energy Corp.                              25,700          807,944
                                                             ------------
                                                               4,142,353

FINANCIAL SERVICES-6.0%
REAL ESTATE-4.7%
CCA Prison Realty Trust                           9,900          441,788
Chelsea GCA Realty, Inc.                         23,200          885,950
Glenborough Realty Trust, Inc.                   18,500          548,062
Security Capital Group, Inc. Cl.B (a)            27,900          906,750
                                                             ------------
                                                               2,782,550

OTHER-1.3%
International Alliance
  warrants, expiring 1/01/49 (a)                  9,700           75,321
International Alliance Services, Inc.            38,800          669,300
                                                             ------------
                                                                 744,621
                                                             ------------
                                                               3,527,171

CONSUMER MANUFACTURING-1.9%
AUTO & RELATED-1.9%
Miller Industries, Inc. (a)                      61,450          660,588
Monaco Coach Corp. (a)                           17,600          442,200
                                                             ------------
                                                               1,102,788


B-36


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
ACC Corp. (a)                                    12,800      $   648,000
Total Common Stocks & Other Investments
  (cost $52,984,268)                                          53,211,622

SHORT-TERM INVESTMENT-9.4%
U.S. GOVERNMENT & AGENCY-9.4%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $5,599,067)                    $5,600        5,599,067

TOTAL INVESTMENTS-99.2%
  (cost $58,583,335)                                         $58,810,689
Other assets less liabilities-0.8%                               466,479

NET ASSETS-100%                                              $59,277,168


(a)  Non-income producing security.

(b)  Country of origin--Luxembourg.

(c)  Country of origin--Italy.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-37


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.1%
REAL ESTATE INVESTMENT TRUSTS-97.0%
APARTMENTS-12.5%
Ambassador Apartments, Inc.                       4,100      $    84,306
Avalon Properties, Inc.                          10,300          318,656
Bay Apartment Communities, Inc.                   7,900          308,100
Essex Property Trust, Inc.                       17,300          605,500
Security Capital Pacific Trust                   16,400          397,700
                                                             ------------
                                                               1,714,262

DIVERSIFIED-6.8%
Glenborough Realty Trust, Inc.                   20,500          607,312
Golf Trust of America, Inc.                      10,900          316,100
                                                             ------------
                                                                 923,412

HOTELS & RESTAURANTS-16.8%
American General Hospitality Corp.               13,800          369,150
Innkeepers USA Trust                             24,600          381,300
ITT Corp.                                         2,000          165,750
Patriot American Hospitality, Inc.               20,800          599,300
Starwood Lodging Trust                            8,600          497,725
Sunstone Hotel Investors, Inc.                   16,300          281,175
                                                             ------------
                                                               2,294,400

OFFICE-19.2%
Arden Realty Group, Inc.                         13,500          415,125
Crescent Real Estate Equities Co.                13,800          543,375
Equity Office Properties Trust                   21,266          671,208
Great Lakes REIT, Inc.                            6,800          132,175
Mack-Cali Realty Corp.                            8,600          352,600
SL Green Realty Corp.                            19,700          510,969
                                                             ------------
                                                               2,625,452

OFFICE - INDUSTRIAL MIX-15.6%
Brandywine Realty Trust                          18,800          472,350
Duke Realty Investments, Inc.                    12,500          303,125
Highwoods Properties, Inc.                       13,100          487,156
Reckson Associates Realty Corp.                  16,200          411,075
Spieker Properties, Inc.                         10,800          463,050
                                                             ------------
                                                               2,136,756


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
REGIONAL MALLS-5.7%
Macerich Co.                                     14,100      $   401,850
Mills Corp.                                      15,200          372,400
                                                             ------------
                                                                 774,250

SHOPPING CENTERS-11.2%
Entertainment Properties Trust                   12,500          242,188
Excel Realty Trust, Inc.                         11,900          374,850
IRT Property Co.                                 14,100          166,556
Pacific Retail Trust Co. (a)                     19,000          247,000
Pan Pacific Retail Properties, Inc.              23,800          508,725
                                                             ------------
                                                               1,539,319

STORAGE-3.9%
Public Storage, Inc.                             18,200          534,625

WAREHOUSE & INDUSTRIAL-5.3%
Meridian Industrial Trust, Inc.                  13,500          344,250
Security Capital Industrial Trust                15,500          385,563
                                                             ------------
                                                                 729,813
                                                             ------------
                                                              13,272,289

REAL ESTATE DEVELOPMENT & MANAGEMENT-0.1%
Crescent Operating, Inc. (a)                        750           18,328
Security Capital Group, Inc.
  warrants, expiring 9/18/98 (a)                    498            2,615
                                                             ------------
                                                                  20,943

Total Common Stocks & Other Investments
  (cost $12,260,771)                                          13,293,232

SHORT-TERM INVESTMENT-3.2%
TIME DEPOSIT-3.2%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $443,000)                                  $443          443,000

TOTAL INVESTMENTS-100.3%
  (cost $12,703,771)                                          13,736,232
Other assets less liabilities-(0.3%)                             (42,175)

NET ASSETS-100%                                              $13,694,057


(a)  Non-income producing security.

     See Notes to Financial Statements.


B-38


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-77.6%
BUILDING PRODUCTS-0.9%
American Architectural Products Corp.
  11.75%, 12/01/07 (a)                              $10      $    10,150

BUSINESS SERVICES-3.5%
Dialog Corp. Plc
  11.00%, 11/15/07 (a)                               10           10,425
International Logistics, Ltd.
  9.75%, 10/15/07 (a)                                10            9,950
TSF Communications Corp.
  10.375%, 11/01/07 (a)                              20           19,900
                                                             ------------
                                                                  40,275

CABLE-0.9%
Northland Cable Television
  10.25%, 11/15/07 (a)                               10           10,575

CHEMICALS-1.8%
AEP Industries, Inc.
  9.875%, 11/15/07 (a)                               10           10,300
Climachem, Inc.
  10.75%, 12/01/07 (a)                               10           10,350
                                                             ------------
                                                                  20,650

COMMUNICATIONS-4.0%
Globalstar LP
  10.75%, 11/01/04 (a)                               10            9,800
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (b)                                10           10,850
Telex Communications, Inc.
  10.50%, 5/01/07                                    25           24,825
                                                             ------------
                                                                  45,475

CONSUMER MANUFACTURING-0.8%
Pen-Tab Industries
  10.875%, 2/01/07                                   10            9,650

ENERGY-3.1%
Newpark Resources, Inc.
  8.625%, 12/15/07 (a)                               25           25,375
Transamerican Energy Corp.
  11.50%, 6/15/02 (a)                                10            9,850
                                                             ------------
                                                                  35,225

ENTERTAINMENT & LEISURE-0.9%
Livent, Inc.
  9.375%, 10/15/04 (a)                               10           10,050

FINANCIAL-8.9%
American Banknote Corp.
  11.25%, 12/01/07                                   25           25,063
Emergent Group, Inc.
  10.75%, 9/15/04                                    25           24,937
Metris Companies, Inc.
  10.00%, 11/01/04 (a)                               50           51,000
                                                             ------------
                                                                 101,000

FOOD/BEVERAGES-6.2%
Cuddy International Corp.
  10.75%, 12/01/07 (a)                               10           10,175
Imperial Holly Corp.
  9.75%, 12/15/07 (a)                                25           25,156
Iowa Select Farms
  10.75%, 12/01/05 (a)                               10           10,313
Richmont Marketing Specialist
  10.125%, 12/15/07 (a)                              25           25,375
                                                             ------------
                                                                  71,019

HEALTHCARE-4.5%
Kinetic Concepts, Inc.
  9.625%, 11/01/07 (a)                               50           51,062

INDUSTRIAL-7.1%
Bucyrus International, Inc.
  9.75%, 9/15/07                                     20           20,200
Scotsman Industries, Inc.
  8.625%, 12/15/07                                   25           25,000
Scovill Fasteners
  11.25%, 11/30/07 (a)                               10           10,250
Walbro Corp.
  10.125%, 12/15/07 (a)                              25           25,625
                                                             ------------
                                                                  81,075

MEDIA-3.2%
Perry-Judd, Inc.
  10.625%, 12/15/07 (a)                              25           26,000
Transwestern Publishing Co. LP
  9.625%, 11/15/07 (a)                               10           10,450
                                                             ------------
                                                                  36,450

METAL / MINERALS-4.3%
Acme Metals, Inc.
  10.875%, 12/15/07 (a)                              25           24,719
Wheeling-Pittsburgh Steel Corp.
  9.25%, 11/15/07 (a)                                25           24,250
                                                             ------------
                                                                  48,969

PAPER / PACKAGING-5.3%
Amscan Holdings, Inc.
  9.875%, 12/15/07 (a)                               25           25,500
Doman Industries, Ltd.
  9.25%, 11/15/07 (a)                                10            9,800
Stone Container Corp.
  12.25%, 4/01/02                                    25           25,500
                                                             ------------
                                                                  60,800


B-39


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------
RETAIL-3.9%
Big 5 Corp.
  10.875%, 11/15/07 (a)                             $10      $    10,000
Maxim Group, Inc.
  9.25%, 10/15/07 (a)                                25           24,938
United Auto Group, Inc.
  11.00%, 7/15/07 (a)                                10            9,900
                                                             ------------
                                                                  44,838

SUPERMARKET / DRUG-2.2%
Pueblo Xtra International
  9.50%, 8/01/03                                     15           14,325
The Pantry, Inc.
  10.25%, 10/15/07 (a)                               10           10,250
                                                             ------------
                                                                  24,575

TECHNOLOGY-7.6%
Axiohm, Inc.
  9.75%, 10/01/07 (a)                                50           51,125
Concentric Network Corp.
  12.75%, 12/15/07                                   25           25,687
Details, Inc.
  10.00%, 11/15/05 (a)                               10           10,275
                                                             ------------
                                                                  87,087

TEXTILE PRODUCTS-3.2%
Pillowtex Corp.
  9.00%, 12/15/07 (a)                                25           25,625
Worldtex, Inc.
  9.625%, 12/15/07 (a)                               10           10,350
                                                             ------------
                                                                  35,975

TRANSPORTATION-3.1%
Panoceanic Bulk Carriers, Ltd.
  12.00%, 12/15/07 (a)                             $ 10           $9,900
Ryder TRS, Inc.
  10.00%, 12/01/06                                   25           25,125
                                                             ------------
                                                                  35,025

UTILITY-2.2%
Trench Electric & Trench, Inc.
  10.25%, 12/15/07 (a)                               25           25,438
Total Corporate Debt Obligations
  (cost $873,805)                                                885,363

SHORT-TERM INVESTMENT-18.4%
TIME DEPOSIT-18.4%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $210,000)                                   210          210,000

TOTAL INVESTMENTS-96.0%
  (cost $1,083,805)                                            1,095,363
Other assets less liabilities-4.0%                                45,992

NET ASSETS-100%                                               $1,141,355


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $654,201 or 57.3% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     Glossary of Terms:
     ADR   - American Depositary Receipts
     FLIRB - Front Load Interest Reduction Bond
     FNMA  - Federal National Mortgage Association
     FRN   - Floating Rate Note
     GDR   - Global Depositary Receipts
     GDS   - Global Depositary Shares
     IAN   - Interest Arrears Note
     IRB   - Interest Reduction Bond
     PDI   - Past Due Interest
     pfd.  - Preferred Stock
     RNC   - Non Convertible Saving Share

     See Notes to Financial Statements.


B-40


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                           GROWTH       SHORT-TERM
                                        PREMIER GROWTH   GLOBAL BOND     AND INCOME    MULTI-MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $379,845,622, $21,876,330,
    $220,961,778 and $6,242,555,
    respectively)                        $469,955,845   $ 21,763,934   $249,328,049    $ 5,961,640
  Cash, at value (cost $668, $43,596,
    $515 and $206,018, respectively)              668         43,141            515        206,018
  Receivable for investment
    securities sold                         1,769,566             -0-     1,835,905             -0-
  Receivable for capital stock sold           647,310         13,185         22,028             10
  Dividends receivable                        492,359             -0-       438,608             -0-
  Interest receivable                             195        419,697             27        175,486
  Unrealized appreciation of forward
    exchange currency contracts                    -0-       124,654             -0-       160,399
  Total assets                            472,865,943     22,364,611    251,625,132      6,503,553

LIABILITIES
  Advisory fee payable                        316,787          8,303        128,938          2,995
  Payable for capital stock redeemed           89,007        147,985         86,517          7,121
  Payable for investment securities
    purchased                                      -0-            -0-     1,137,929             -0-
  Accrued expenses                            134,044         13,978         70,153          4,005
  Total liabilities                           539,838        170,266      1,423,537         14,121

NET ASSETS                               $472,326,105   $ 22,194,345   $250,201,595    $ 6,489,432

COMPOSITION OF NET ASSETS
  Capital stock, at par                  $     22,504   $      1,999   $     12,553    $       614
  Additional paid-in capital              389,213,455     21,846,305    191,694,750      7,269,654
  Undistributed net investment income         594,942        229,154      2,192,351        473,715
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions          (7,615,019)       108,075     27,935,659     (1,130,586)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities     90,110,223          8,812     28,366,282       (123,965)
                                         $472,326,105   $ 22,194,345   $250,201,595    $ 6,489,432

  Shares of capital stock outstanding      22,504,318      1,999,231     12,552,817        613,666
  Net asset value per share              $      20.99   $      11.10   $      19.93    $     10.57


See Notes to Financial Statements.


B-41


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        U.S. GOVERNMENT
                                         /HIGH GRADE
                                          SECURITIES     TOTAL RETURN  INTERNATIONAL   MONEY MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $35,016,067, $39,116,803,
    $58,656,226 and $67,142,921,
    respectively)                         $35,677,712    $42,625,882    $59,500,779    $67,142,921
  Cash, at value (cost $201, $182,
    $644,199 and $55,023, respectively)           201            182        641,669         55,023
  Interest receivable                         563,570        253,530            507         54,094
  Receivable for capital stock sold            11,946         11,707          8,007        901,623
  Dividends receivable                          1,181         44,916         87,258             -0-
  Receivable for investment
    securities sold                                -0-       162,908        226,457             -0-
  Unrealized appreciation of forward
    exchange currency contracts                    -0-            -0-       698,285             -0-
  Total assets                             36,254,610     43,099,125     61,162,962     68,153,661

LIABILITIES
  Payable for capital stock redeemed           21,990         14,023        357,794        198,635
  Advisory fee payable                         18,040         22,034         32,681         30,817
  Payable for investment securities
    purchased                                      -0-       124,155             -0-            -0-
  Dividends payable                                -0-            -0-            -0-       316,379
  Accrued expenses                             16,802         18,944         62,089         24,009
  Total liabilities                            56,832        179,156        452,564        569,840

NET ASSETS                                $36,197,778    $42,919,969    $60,710,398    $67,583,821

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     3,034    $     2,537    $     4,042    $    67,583
  Additional paid-in capital               33,468,495     34,796,439     57,503,795     67,515,833
  Undistributed net investment income       1,860,125        822,392        242,000          1,046
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions             204,479      3,789,522      1,419,480           (641)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                           661,645      3,509,079      1,541,081             -0-
                                          $36,197,778    $42,919,969    $60,710,398    $67,583,821

  Shares of capital stock outstanding       3,033,854      2,536,298      4,042,053     67,584,219
  Net asset value per share               $     11.93    $     16.92    $     15.02    $      1.00


See Notes to Financial Statements.


B-42


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                        NORTH AMERICAN
                                         GLOBAL DOLLAR    GOVERNMENT
                                           GOVERNMENT       INCOME    UTILITY INCOME      GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $15,312,083, $29,501,391,
    $15,967,299 and $189,215,765,
    respectively)                         $15,239,598    $30,410,686    $20,305,384   $243,072,486
  Cash, at value (cost $203, $675,
    $22,476 and $363,513, respectively)           203            675         22,473        363,513
  Receivable for investment
    securities sold                           400,240         57,355             -0-        88,393
  Interest receivable                         292,531        222,482          1,760         50,707
  Deferred organization expenses                4,449          5,744          4,137          3,402
  Unrealized appreciation of forward
    exchange currency contracts                    -0-         4,138             -0-            -0-
  Dividends receivable                             -0-            -0-        42,913        255,741
  Receivable for capital stock sold                -0-            -0-        15,773         98,136
  Total assets                             15,937,021     30,701,080     20,392,440    243,932,378

LIABILITIES
  Payable for investment securities
    purchased                                 525,850             -0-            -0-     7,660,848
  Payable for capital stock redeemed           16,714        167,262         29,349        176,625
  Advisory fee payable                          3,553          5,322         11,927        146,116
  Accrued expenses                             12,460         21,995          4,158         73,804
  Total liabilities                           558,577        194,579         45,434      8,057,393

NET ASSETS                                $15,378,444    $30,506,501    $20,347,006   $235,874,985

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     1,050    $     2,353    $     1,298   $     10,521
  Additional paid-in capital               13,698,404     27,237,510     15,333,594    165,726,908
  Undistributed net investment income       1,013,027      2,082,356        461,439        684,284
  Accumulated net realized gain on
    investments and foreign
    currency transactions                     738,448        271,275        212,592     15,596,551
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities        (72,485)       913,007      4,338,083     53,856,721
                                          $15,378,444    $30,506,501    $20,347,006   $235,874,985

  Shares of capital stock outstanding       1,050,053      2,352,683      1,298,346     10,521,215
  Net asset value per share               $     14.65    $     12.97    $     15.67   $      22.42


See Notes to Financial Statements.


B-43


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE      GROWTH
                                         PRIVATIZATION    INVESTORS      INVESTORS     TECHNOLOGY
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $40,869,970, $28,753,388,
    $15,407,619 and $63,250,321,
    respectively)                         $41,769,107    $29,946,673    $16,483,770    $68,641,570
  Cash, at value (cost $50,351,
    $92,235, $74,516 and $52,750,
     respectively)                             50,029         91,849         74,531         52,750
  Receivable for investment
    securities sold                           340,238          4,683          7,021        519,124
  Dividends receivable                         81,815          8,842         12,253          5,573
  Receivable for capital stock sold            38,983             -0-         5,985         90,474
  Deferred organization expenses                3,446          3,638          3,638         13,179
  Interest receivable                             792        182,360         34,776             -0-
  Receivable from Adviser                          -0-         2,345             -0-            -0-
  Total assets                             42,284,410     30,240,390     16,621,974     69,322,670

LIABILITIES
  Payable for investment securities
    purchased                                 416,006             50             -0-            -0-
  Advisory fee payable                          8,844             -0-         2,490         45,391
  Payable for capital stock redeemed            4,461         11,882          3,841          2,454
  Accrued expenses                             37,134         32,077         15,733         34,992
  Total liabilities                           466,445         44,009         22,064         82,837

NET ASSETS                                $41,817,965    $30,196,381    $16,599,910    $69,239,833

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     2,945    $     2,305    $     1,155    $     5,910
  Additional paid-in capital               38,366,241     26,776,245     13,976,715     66,298,024
  Undistributed net investment income         502,310        973,022        202,165         86,270
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions           2,052,094      1,252,054      1,343,830     (2,541,620)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                           894,375      1,192,755      1,076,045      5,391,249
                                          $41,817,965    $30,196,381    $16,599,910    $69,239,833

  Shares of capital stock outstanding       2,944,708      2,304,722      1,154,452      5,910,211
  Net asset value per share               $     14.20    $     13.10    $     14.38    $     11.72


See Notes to Financial Statements.


B-44


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                   REAL ESTATE
                                        QUASAR       INVESTMENT     HIGH YIELD
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $58,583,335, $12,703,771
    and $1,083,805, respectively)    $58,810,689    $13,736,232     $1,095,363
  Cash, at value (cost $164,628,
    $955 and $508, respectively)         164,628            955            508
  Receivable for investment
    securities sold                    1,273,105         18,404             -0-
  Receivable for capital stock sold       59,740            200         31,160
  Deferred organization expenses          18,767         16,091             -0-
  Dividends receivable                     6,706         90,769             -0-
  Receivable from Adviser                     -0-         1,853          6,521
  Interest receivable                         -0-            65         12,085
  Total assets                        60,333,635     13,864,569      1,145,637

LIABILITIES
  Payable for investment
    securities purchased               1,003,660        120,361             -0-
  Advisory fee payable                    19,979             -0-            -0-
  Payable for capital stock redeemed      13,376         16,873             30
  Accrued expenses                        19,452         33,278          4,252
  Total liabilities                    1,056,467        170,512          4,282

NET ASSETS                           $59,277,168    $13,694,057     $1,141,355

COMPOSITION OF NET ASSETS
  Capital stock, at par              $     4,701    $     1,110     $      110
  Additional paid-in capital          53,776,345     12,293,375      1,121,749
  Undistributed net investment
    income                                45,520        287,942          7,694
  Accumulated net realized gain
    on investments and foreign
    currency transactions              5,223,248         79,169            244
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                      227,354      1,032,461         11,558
                                     $59,277,168    $13,694,057     $1,141,355

  Shares of capital stock
    outstanding                        4,700,876      1,110,131        110,466
  Net asset value per share          $     12.61    $     12.34     $    10.33


See Notes to Financial Statements.


B-45


STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997             ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                             GROWTH     SHORT-TERM
                                       PREMIER GROWTH    GLOBAL BOND     AND INCOME   MULTI-MARKET
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $18,235, $0,
    $9,288 and $0, respectively)          $ 2,517,129     $       -0-   $ 3,122,096     $       -0-
  Interest                                    769,879      1,116,903        425,839        463,113
  Total investment income                   3,287,008      1,116,903      3,547,935        463,113

EXPENSES
  Advisory fee                              2,833,207        126,392      1,180,305         39,511
  Audit and legal                             123,356          4,374         56,713          2,267
  Custodian                                    82,134         60,967         69,869         54,874
  Printing                                     73,187          3,567         38,936            946
  Amortization of organization
    expenses                                    2,657             -0-            -0-            -0-
  Directors fees                                1,764          1,396          1,452          1,396
  Transfer agency                               1,176          1,007            968          1,003
  Miscellaneous                                 8,461          2,280          4,358          1,732
  Total expenses                            3,125,942        199,983      1,352,601        101,729
  Less: expense reimbursement                (434,465)       (17,683)            -0-       (33,958)
  Net expenses                              2,691,477        182,300      1,352,601         67,771
  Net investment income                       595,531        934,603      2,195,334        395,342

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                (6,667,622)       509,828     27,935,671        (18,594)
  Net realized gain (loss) on foreign
    currency transactions                          -0-    (1,061,111)            -0-       130,313
  Net change in unrealized
    appreciation (depreciation) of
    investments                            72,666,731       (186,705)    15,634,977       (282,434)
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                         -0-          (710)            -0-       100,899
  Net gain (loss) on investments           65,999,109       (738,698)    43,570,648        (69,816)

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                $66,594,640     $  195,905    $45,765,982     $  325,526


See Notes to Financial Statements.


B-46


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         U.S. GOVERNMENT
                                          /HIGH GRADE
                                           SECURITIES    TOTAL RETURN  INTERNATIONAL   MONEY MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                 $2,119,415     $  760,827     $  193,058     $3,890,830
  Dividends (net of foreign tax
    withheld of $0, $1,062, $110,684
    and $0, respectively)                       4,725        354,398        807,702             -0-
  Total investment income                   2,124,140      1,115,225      1,000,760      3,890,830

EXPENSES
  Advisory fee                                189,543        209,008        550,231        345,313
  Custodian                                    53,494         60,327        188,437         51,134
  Audit and legal                               6,340          8,674         18,615         20,859
  Printing                                      6,155          5,773         11,302         11,858
  Amortization of organization
    expenses                                    3,464          4,826          4,941          4,969
  Directors fees                                1,396          1,438          1,444          1,453
  Transfer agency                               1,005            997          1,088            884
  Miscellaneous                                 2,734          2,560          3,632          2,177
  Total expenses                              264,131        293,603        779,690        438,647
  Less: expense reimbursement                      -0-          (390)      (256,970)            -0-
  Net expenses                                264,131        293,213        522,720        438,647
  Net investment income                     1,860,009        822,012        478,040      3,452,183

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                   225,380      3,789,362      1,551,682           (298)
  Net realized gain (loss) on foreign
    currency transactions                      17,596             -0-      (248,359)            -0-
  Net change in unrealized
    appreciation of investments               571,200      1,754,576        118,113             -0-
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                    (12,381)            -0-        (1,267)            -0-
  Net gain (loss) on investments              801,795      5,543,938      1,420,169           (298)

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $2,661,804     $6,365,950     $1,898,209     $3,451,885


See Notes to Financial Statements.


B-47


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                       NORTH AMERICAN
                                         GLOBAL DOLLAR    GOVERNMENT
                                           GOVERNMENT       INCOME     UTILITY INCOME     GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                 $1,139,769     $2,326,884     $   63,761    $   647,161
  Dividends (net of foreign tax
    withheld of $0, $0, $1,607 and
    $4,004, respectively)                       3,343             -0-       554,341      1,599,093
  Total investment income                   1,143,112      2,326,884        618,102      2,246,254

EXPENSES
  Advisory fee                                 97,176        162,844        122,569      1,393,231
  Custodian                                    55,709         74,016         37,975         74,475
  Audit and legal                               5,006         10,786          4,952         45,919
  Amortization of organization expenses         3,343          4,314          3,059          2,000
  Printing                                      2,248          4,555          3,515         38,877
  Directors fees                                1,396          1,384          1,762          1,444
  Transfer agency                               1,005          1,005          1,128            727
  Miscellaneous                                 1,739          2,101          2,199          1,942
  Total expenses                              167,622        261,005        177,159      1,558,615
  Less: expense reimbursement                 (44,532)       (23,002)       (21,907)            -0-
  Net expenses                                123,090        238,003        155,252      1,558,615
  Net investment income                     1,020,022      2,088,881        462,850        687,639

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                              739,413        277,640        259,000     15,669,717
  Net realized gain (loss) on foreign
    currency transactions                          -0-        15,299           (986)            -0-
  Net change in unrealized appreciation
    (depreciation) of investments            (463,672)      (227,280)     3,238,862     33,639,619
  Net change in unrealized appreciation
    (depreciation) of foreign currency
    denominated assets and liabilities             -0-       (16,635)            (2)            -0-
  Net gain on investments                     275,741         49,024      3,496,874     49,309,336

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $1,295,763     $2,137,905     $3,959,724    $49,996,975


See Notes to Financial Statements.


B-48


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE     GROWTH
                                         PRIVATIZATION    INVESTORS      INVESTORS      TECHNOLOGY
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $79,217, $4,607,
    $5,078 and $1,588, respectively)       $  707,801     $   80,090     $   94,064     $   33,141
  Interest                                    168,207      1,145,503        257,948        543,765
  Total investment income                     876,008      1,225,593        352,012        576,906

EXPENSES
  Advisory fee                                322,889        191,414         98,931        517,882
  Custodian                                   149,110        130,212        107,458         59,014
  Audit and legal                              15,465          5,584          9,968         19,740
  Printing                                      6,158          4,541          2,089         11,719
  Amortization of organization
    expenses                                    2,000          2,000          2,000          4,296
  Directors fees                                1,439          1,444          1,347          1,450
  Transfer agency                               1,006          1,005          1,394          1,006
  Miscellaneous                                 2,457          2,897          1,514          2,140
  Total expenses                              500,524        339,097        224,701        617,247
  Less: expense reimbursement                (193,781)       (96,640)       (99,387)      (125,260)
  Net expenses                                306,743        242,457        125,314        491,987
  Net investment income                       569,265        983,136        226,698         84,919

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                 2,105,312      1,312,334      1,375,441     (2,186,460)
  Net realized loss on foreign
    currency transactions                     (74,322)       (17,301)       (28,035)            -0-
  Net change in unrealized
    appreciation (depreciation)
    of investments                           (433,990)       470,046        334,877      3,331,455
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                     (5,034)          (386)            15             -0-
  Net gain on investments                   1,591,966      1,764,693      1,682,298      1,144,995

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $2,161,231     $2,747,829     $1,908,996     $1,229,914


See Notes to Financial Statements.


B-49


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                      REAL ESTATE
                                         QUASAR      INVESTMENT     HIGH YIELD
                                       PORTFOLIO    PORTFOLIO(A)   PORTFOLIO(B)
                                     ------------   ------------   ------------
INVESTMENT INCOME
  Interest                            $  284,496     $   14,551     $    8,698
  Dividends (net of foreign
    tax withheld of $514, $0
    and $0, respectively)                102,551        323,414             -0-
  Total investment income                387,047        337,965          8,698

EXPENSES
  Advisory fee                           345,030         47,390            793
  Custodian                               81,564         56,855          5,300
  Printing                                22,582          3,024            192
  Audit and legal                         14,768          7,142          1,320
  Amortization of organization
    expenses                               5,216          3,909             -0-
  Directors fees                           1,375          1,442            278
  Transfer agency                            858            916            157
  Miscellaneous                            2,320            780            693
  Total expenses                         473,713        121,458          8,733
  Less: expense reimbursement           (145,934)       (71,435)        (7,729)
  Net expenses                           327,779         50,023          1,004
  Net investment income                   59,268        287,942          7,694

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on
    investment transactions            5,195,196         79,169            244
  Net change in unrealized
    appreciation of investments           79,213      1,032,461         11,558
  Net gain on investments              5,274,409      1,111,630         11,802

NET INCREASE IN NET ASSETS
FROM OPERATIONS                       $5,333,677     $1,399,572     $   19,496


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-50


STATEMENTS OF CHANGES
IN NET ASSETS                            ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        PREMIER GROWTH PORTFOLIO        GLOBAL BOND PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income               $    595,531    $   323,694    $   934,603    $   863,097
  Net realized gain (loss) on
    investments and foreign
    currency transactions               (6,667,622)      (442,478)      (551,283)       276,324
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                     72,666,731     14,126,172       (187,415)      (125,897)
  Net increase in net assets from
    operations                          66,594,640     14,007,388        195,905      1,013,524

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (324,686)      (316,135)      (945,935)    (1,035,617)
  Net realized gain on investments              -0-   (17,322,907)      (219,946)      (309,324)

CAPITAL STOCK TRANSACTIONS
  Net increase                         309,621,843     70,787,668      5,047,231      6,895,530
  Total increase                       375,891,797     67,156,014      4,077,255      6,564,113

NET ASSETS
  Beginning of year                     96,434,308     29,278,294     18,117,090     11,552,977
  End of year (including
    undistributed net investment
    income of $594,272, $323,427,
    $909,235 and $920,567,
    respectively)                     $472,326,105    $96,434,308    $22,194,345    $18,117,090


See Notes to Financial Statements.


B-51


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                          SHORT-TERM MULTI-
                                       GROWTH AND INCOME PORTFOLIO         MARKET PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income               $  2,195,334   $  1,277,693     $  395,342       $308,027
  Net realized gain on investments
    and foreign currency transactions   27,935,671      9,400,260        111,719         48,358
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                     15,634,977      8,263,950       (181,535)       107,268
  Net increase in net assets from
    operations                          45,765,982     18,941,903        325,526        463,653

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                 (1,272,246)    (1,128,565)      (412,899)      (369,515)
  Net realized gain on investments      (9,150,387)   (11,815,383)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)               88,128,841     78,738,622       (535,499)     3,866,088
  Total increase (decrease)            123,472,190     84,736,577       (622,872)     3,960,226

NET ASSETS
  Beginning of year                    126,729,405     41,992,828      7,112,304      3,152,078
  End of year (including
    undistributed net investment
    income of $2,192,336,
    $1,269,248, $329,344 and
    $346,901, respectively)           $250,201,595   $126,729,405     $6,489,432     $7,112,304


See Notes to Financial Statements.


B-52


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                       U.S. GOVERNMENT/HIGH GRADE
                                          SECURITIES PORTFOLIO         TOTAL RETURN PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $ 1,860,009    $ 1,425,623    $   822,012    $   480,735
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  242,976         (5,171)     3,789,362      1,019,837
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign currency
    denominated assets and
    liabilities                            558,819       (477,962)     1,754,576      1,338,504
  Net increase in net assets from
    operations                           2,661,804        942,490      6,365,950      2,839,076

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                 (1,409,036)      (621,506)      (480,826)       (88,093)
  Net realized gain on investments         (54,796)      (289,591)    (1,019,434)       (44,705)

CAPITAL STOCK TRANSACTIONS
  Net increase                           5,849,902     12,171,992     12,178,929     14,926,631
  Total increase                         7,047,874     12,203,385     17,044,619     17,632,909

NET ASSETS
  Beginning of year                     29,149,904     16,946,519     25,875,350      8,242,441
  End of year (including
    undistributed net investment
    income of $1,821,509,
    $1,370,536, $822,229
    and $481,043, respectively)        $36,197,778    $29,149,904    $42,919,969    $25,875,350


See Notes to Financial Statements.


B-53


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         INTERNATIONAL PORTFOLIO       MONEY MARKET PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                $   478,040    $   395,473    $ 3,452,183    $ 2,336,884
  Net realized gain (loss) on
    investments and foreign
    currency transactions                1,303,323        906,640           (298)          (343)
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                            116,846        684,246             -0-            -0-
  Net increase in net assets from
    operations                           1,898,209      1,986,359      3,451,885      2,336,541

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (523,610)      (155,834)    (3,452,183)    (2,336,884)
  Net realized gain on investments        (836,368)      (244,881)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                          15,848,071     26,196,817      2,814,828     36,677,326
  Total increase                        16,386,302     27,782,461      2,814,530     36,676,983

NET ASSETS
  Beginning of year                     44,324,096     16,541,635     64,769,291     28,092,308
  End of year (including
    undistributed net investment
    income of $416,539, $462,109,
    $1,046 and $1,046, respectively)   $60,710,398    $44,324,096    $67,583,821    $64,769,291


See Notes to Financial Statements.


B-54


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               GLOBAL DOLLAR          NORTH AMERICAN GOVERNMENT
                                           GOVERNMENT PORTFOLIO            INCOME PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $ 1,020,022    $   481,784    $ 2,088,881    $ 1,243,424
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  739,413        745,244        292,939       (165,830)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                (463,672)       126,646       (243,915)       841,208
  Net increase in net assets from
    operations                           1,295,763      1,353,674      2,137,905      1,918,802

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (489,948)      (191,319)    (1,103,754)       (49,608)
  Net realized gain on investments        (742,125)       (13,292)            -0-        (3,969)

CAPITAL STOCK TRANSACTIONS
  Net increase                           6,467,348      3,920,248     12,776,700      7,552,498
  Total increase                         6,531,038      5,069,311     13,810,851      9,417,723

NET ASSETS
  Beginning of year                      8,847,406      3,778,095     16,695,650      7,277,927
  End of year (including
    undistributed net investment
    income of $1,013,027,
    $482,953, $2,062,913 and
    $1,077,786, respectively)          $15,378,444    $ 8,847,406    $30,506,501    $16,695,650


See Notes to Financial Statements.


B-55


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        UTILITY INCOME PORTFOLIO          GROWTH PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   462,850    $   291,723   $    687,639   $    312,217
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  258,014        (31,022)    15,669,717      6,454,479
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities               3,238,860        796,030     33,639,619     16,515,677
  Net increase in net assets from
    operations                           3,959,724      1,056,731     49,996,975     23,282,373

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (289,532)       (81,842)      (265,892)      (230,200)
  Net realized gain on investments              -0-      (155,981)    (6,564,799)    (1,507,259)

CAPITAL STOCK TRANSACTIONS
  Net increase                           1,820,021      7,787,344     54,020,810     71,923,266
  Total increase                         5,490,213      8,606,252     97,187,094     93,468,180

NET ASSETS
  Beginning of year                     14,856,793      6,250,541    138,687,891     45,219,711
  End of year (including
    undistributed net investment
    income of $462,346,
    $289,028, $684,284 and
    $262,537, respectively)            $20,347,006    $14,856,793   $235,874,985   $138,687,891


See Notes to Financial Statements.


B-56


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         WORLDWIDE PRIVATIZATION       CONSERVATIVE INVESTORS
                                                PORTFOLIO                     PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   569,265    $   260,056    $   983,136    $   611,534
  Net realized gain (loss) on
    investments and foreign
    currency transactions                2,030,990        507,830      1,295,033        (55,570)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                (439,024)     1,117,579        469,660        466,246
  Net increase in net assets from
    operations                           2,161,231      1,885,465      2,747,829      1,022,210

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (348,486)       (90,574)      (608,412)      (127,029)
  Net realized gain on investments        (421,270)            -0-            -0-       (56,297)

CAPITAL STOCK TRANSACTIONS
  Net increase                          21,619,677     11,065,148      6,327,771     13,470,589
  Total increase                        23,011,152     12,860,039      8,467,188     14,309,473

NET ASSETS
  Beginning of year                     18,806,813      5,946,774     21,729,193      7,419,720
  End of year (including
    undistributed net investment
    income of $529,226, $308,447,
    $982,634 and $607,910,
    respectively)                      $41,817,965    $18,806,813    $30,196,381    $21,729,193


See Notes to Financial Statements.


B-57


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                       GROWTH INVESTORS PORTFOLIO       TECHNOLOGY PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   226,698    $   177,916    $    84,919    $   142,949
  Net realized gain (loss) on
    investments and foreign
    currency transactions                1,347,406        175,340     (2,186,460)      (355,160)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                 334,892        507,668      3,331,455      2,059,794
  Net increase in net assets from
    operations                           1,908,996        860,924      1,229,914      1,847,583

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (180,480)       (55,626)      (141,660)            -0-
  Net realized gain on investments        (200,739)       (16,764)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                           4,362,797      4,942,686     40,068,148     26,235,848
  Total increase                         5,890,574      5,731,220     41,156,402     28,083,431

NET ASSETS
  Beginning of period                   10,709,336      4,978,116     28,083,431             -0-
  End of period (including
    undistributed net investment
    income of $223,918, $177,700,
    $86,218 and $142,959,
    respectively)                      $16,599,910    $10,709,336    $69,239,833    $28,083,431


(a)  Commencement of operations, January 11, 1996.

     See Notes to Financial Statements.


B-58


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                     REAL ESTATE
                                                                     INVESTMENT      HIGH YIELD
                                             QUASAR PORTFOLIO         PORTFOLIO      PORTFOLIO
                                      ----------------------------  -------------  -------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income                $    59,268    $    11,162    $   287,942    $     7,694
  Net realized gain on investment
    transactions                         5,195,196         25,330         79,169            244
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                             79,213        148,141      1,032,461         11,558
  Net increase in net assets from
    operations                           5,333,677        184,633      1,399,572         19,496

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                    (22,104)            -0-            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                          45,123,778      8,657,184     12,294,485      1,121,859
  Total increase                        50,435,351      8,841,817     13,694,057      1,141,355

NET ASSETS
  Beginning of period                    8,841,817             -0-            -0-            -0-
  End of period (including
    undistributed net investment
    income of $48,326, $11,162,
    $287,942 and $7,694,
    respectively)                      $59,277,168    $ 8,841,817    $13,694,057    $ 1,141,355


(a)  Commencement of operations, August 5, 1996.

(b)  Commencement of operations, January 9, 1997.

(c)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-59


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio, Real Estate Investment Portfolio and High Yield Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO--seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO--seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.


B-60


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

CONSERVATIVE INVESTORS PORTFOLIO--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

HIGH YIELD PORTFOLIO--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Restricted securities, illiquid securities and securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.


B-61

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; US Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Technology Portfolio $21,500 through January 2001; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, certain portfolios had permanent differences, primarily due to foreign exchange gains and losses and short-term capital gains which resulted in reclassification of amounts within the composition of net assets. These reclassifications had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser") an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90%; and High Yield Portfolio, .75 of 1%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,500 per month for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfo-


B-62


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

lio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively, for the year ended December 31, 1997.

During the year ended December 31, 1997, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1997, such waivers/reimbursements amounted to $434,465, $17,683, $33,958, $390, $256,970, $44,532, $23,002, $21,907, $193,781, $96,640,
$99,387, $125,260, $145,934, $71,435 and $7,729 for the Premier Growth
Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the Total Return Portfolio, the International Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively.

Brokerage commissions paid for the year ended December 31, 1997, on securities transactions amounted to $377,288, $409,972, $48,588, $355,055, $14,332,
$272,666, $110,817, $33,041, $43,551, $35,250, $231,416 and $26,891 for the
Premier Growth Portfolio, the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio, respectively, of which $820 was paid by the Growth Portfolio to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1997, were as follows:

                                                  PURCHASES                     SALES
                                       ----------------------------  ----------------------------
                                           STOCKS         U.S.           STOCKS         U.S.
                                          AND DEBT     GOVERNMENT       AND DEBT     GOVERNMENT
PORTFOLIO                               OBLIGATIONS   AND AGENCIES    OBLIGATIONS    AND AGENCIES
---------                              -------------  -------------  -------------  -------------
Premier Growth                         $356,848,879    $ 6,945,071   $ 71,818,409    $   130,886
Global Bond                              43,400,048     10,280,023     39,170,477      8,975,203
Growth and Income                       233,664,495             -0-   156,137,216             -0-
Short-Term Multi-Market                   7,904,135      3,325,585      5,511,400      3,702,344
U.S. Government/High Grade Securities     8,868,413     23,641,752     14,770,869     17,289,292
Total Return                             24,683,318      7,049,633     20,725,390             -0-
International                            81,249,598             -0-    67,260,340             -0-
Global Dollar Government                 33,314,188             -0-    26,223,120             -0-
North American Government Income          2,158,062      3,976,117      1,016,748      1,474,219
Utility Income                            5,931,429             -0-     4,708,871             -0-
Growth                                  155,399,953             -0-   109,881,555             -0-
Worldwide Privatization                  36,175,181             -0-    16,515,361             -0-
Conservative Investors                   16,245,042     30,443,081     16,303,426     26,331,792
Growth Investors                         17,122,167      4,983,068     15,022,933      4,023,095
Technology                               56,873,659             -0-    19,097,172             -0-
Quasar                                  102,672,953             -0-    62,040,959             -0-
Real Estate Investment (a)               13,660,121             -0-     1,478,519             -0-
High Yield (b)                              908,786             -0-        35,244             -0-


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.


B-63


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At December 31, 1997, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                          NET
                                                            GROSS UNREALIZED          UNREALIZED
                                                      ----------------------------   APPRECIATION
PORTFOLIO                                   COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                              -------------  -------------  -------------  --------------
Premier Growth                         $380,071,358    $94,661,440    $(4,776,953)   $89,884,487
Global Bond                              21,882,611        213,452       (332,129)      (118,677)
Growth and Income                       221,131,766     35,057,829     (6,861,546)    28,196,283
Short-Term Multi-Market                   6,242,555          3,538       (284,453)      (280,915)
U.S. Government/High Grade Securities    35,016,344        770,806       (109,438)       661,368
Total Return                             39,270,657      4,070,886       (715,661)     3,355,225
International                            59,216,975      5,013,496     (4,729,692)       283,804
Global Dollar Government                 15,312,083        255,298       (327,783)       (72,485)
North American Government Income         29,501,391      1,033,337       (124,042)       909,295
Utility Income                           15,967,311      4,643,936       (305,863)     4,338,073
Growth                                  189,231,061     57,257,356     (3,415,931)    53,841,425
Worldwide Privatization                  41,120,962      4,802,213     (4,154,068)       648,145
Conservative Investors                   28,771,580      1,412,718       (237,625)     1,175,093
Growth Investors                         15,427,340      1,372,611       (316,181)     1,056,430
Technology                               63,666,546      9,839,119     (4,864,095)     4,975,024
Quasar                                   58,758,348      3,993,110     (3,940,769)        52,341
Real Estate Investment                   12,671,427      1,081,160        (16,355)     1,064,805
High Yield                                1,083,805         12,666         (1,108)        11,558


At December 31, 1997, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income and Technology Portfolios had net capital loss carryforwards of $1,518,008 (of which $714,472 expires in the year 2004 and $803,536 expires in the year 2005), $641 (of which $343 expires in the year 2004 and $298 expires in the year 2005), $2,290 which expires in the year 2004, $2,125,395 (of which $355,160 expires in the year 2004 and $1,770,235 expires in the year 2005). During the year ended December 31, 1997, the Conservative Investors and Utility Income utilized all of the capital loss carryforward which amounted to $33,655 and $46,396. Short-Term Multi-Market had net capital loss carryforward of $1,130,583 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003 and $32,650 expires in the year 2005).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Global Bond, Short-Term Multi-Market, International and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


B-64


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At December 31, 1997, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT    APPRECIATION/
                                             (000)         DATE         VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN EXCHANGE CURRENCY BUY CONTRACTS
Australian Dollar, expiring 1/30/98           1,500    $  977,250    $  978,278       $  1,028
FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/30/98           2,950     2,038,509     1,923,947        114,562
Deutsche Mark, expiring 1/20/98               1,900     1,071,841     1,057,418         14,423
Japanese Yen, expiring 1/20/98              290,000     2,222,110     2,227,469         (5,359)
                                                                                    -----------
                                                                                      $124,654


SHORT-TERM MULTI-MARKET PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT    APPRECIATION/
                                             (000)         DATE         VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN EXCHANGE CURRENCY BUY CONTRACTS
Indonesian Rupiah, expiring 1/16/98         400,000    $  158,541    $   72,421       $(86,120)

FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/12/98             285       198,695       185,579         13,116
Deutsche Mark, expiring 1/20/98               2,657     1,528,389     1,478,518         49,871
French Franc, expiring 1/14/98                1,769       307,858       294,106         13,752
Indonesian Rupiah, expiring 1/16/98         400,000       155,195        72,421         82,774
Italian Lira, expiring 1/26/98                1,004       588,928       567,154         21,774
New Zealand Dollar,
  expiring 1/12/98-1/20/98                    1,403       868,805       813,861         54,944
Spanish Peseta, expiring 1/14/98              3,000        20,661        19,698            963
Swedish Krona, expiring 2/4/98                3,438       442,757       433,432          9,325
                                                                                    -----------
                                                                                      $160,399


INTERNATIONAL PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $
                                            AMOUNT    ORIGINATION      CURRENT     UNREALIZED
                                             (000)         DATE         VALUE     APPRECIATION
                                          ----------  ------------  ------------  -------------
FOREIGN EXCHANGE CURRENCY
SALE CONTRACTS
French Francs, expiring 3/05/98              29,234    $4,961,096    $4,875,541       $ 85,555
Japanese Yen, expiring 2/04/98              871,051     7,317,911     6,705,181        612,730
                                                                                     ----------
                                                                                      $698,285


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $
                                            AMOUNT    ORIGINATION      CURRENT     UNREALIZED
                                             (000)         DATE         VALUE     APPRECIATION
                                          ----------  ------------  ------------  -------------
FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Canadian Dollars, expiring 1/08/98            1,100      $773,945      $769,807         $4,138


B-65


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. OPTION TRANSACTIONS
When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE D: CAPITAL STOCK
There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

PREMIER GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold           18,381,290     3,544,816    $348,392,336     $57,846,653
Shares issued in
  reinvestment of
  dividends and
distributions             17,344     1,261,734         324,686      17,639,042
Shares redeemed       (2,038,212)     (307,428)    (39,095,179)     (4,698,027)
Net increase          16,360,422     4,499,122    $309,621,843     $70,787,668



GLOBAL BOND PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              615,554       542,902     $ 6,854,237      $6,400,878
Shares issued in
  reinvestment of
  dividends and
  distributions          107,060       122,714       1,165,881       1,344,941
Shares redeemed         (266,344)      (73,483)     (2,972,887)       (850,289)
Net increase             456,270       592,133     $ 5,047,231      $6,895,530



GROWTH AND INCOME PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            4,651,201     4,431,728     $85,220,780     $69,859,324
Shares issued in
  reinvestment of
  dividends and
  distributions          585,541       897,017      10,422,633      12,943,948
Shares redeemed         (411,208)     (260,259)     (7,514,572)     (4,064,650)
Net increase           4,825,534     5,068,486     $88,128,841     $78,738,622


B-66


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SHORT-TERM MULTI-MARKET PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              366,280       664,791     $ 3,882,391     $ 7,076,379
Shares issued in
  reinvestment of
  dividends               40,165        36,156         412,899         369,515
Shares redeemed         (455,606)     (336,158)     (4,830,789)     (3,579,806)
Net increase(decrease)   (49,161)      364,789     $  (535,499)    $ 3,866,088



U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              870,507     1,420,578     $10,135,743     $16,046,280
Shares issued in
  reinvestment of
  dividends and
  distributions          129,085        84,596       1,463,832         911,097
Shares redeemed         (497,164)     (426,894)     (5,749,673)     (4,785,385)
Net increase             502,428     1,078,280     $ 5,849,902     $12,171,992



TOTAL RETURN PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              880,572     1,193,848     $14,008,071     $15,859,123
Shares issued in
  reinvestment of
  dividends and
  distributions           97,356        10,076       1,500,260         132,799
Shares redeemed         (210,529)      (78,997)     (3,329,402)     (1,065,291)
Net increase             767,399     1,124,927     $12,178,929     $14,926,631



INTERNATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            5,433,762     2,116,357    $ 83,558,930     $30,825,850
Shares issued in
  reinvestment of
  dividends and
  distributions           85,533        27,149       1,359,978         400,715
Shares redeemed       (4,454,018)     (342,716)    (69,070,837)     (5,029,748)
Net increase           1,065,277     1,800,790    $ 15,848,071     $26,196,817


B-67


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MONEY MARKET PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold          260,121,111   178,619,585   $ 260,121,111   $ 178,619,585
Shares issued in
  reinvestment of
  dividends            3,452,183     2,336,582       3,452,183       2,336,582
Shares redeemed     (260,758,466) (144,278,841)   (260,758,466)   (144,278,841)
Net increase           2,814,828    36,677,326   $   2,814,828   $  36,677,326



GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              567,148       373,824     $ 8,477,375     $ 4,866,573
Shares issued in
  reinvestment of
  dividends and
  distributions           90,285        17,037       1,232,073         204,610
Shares redeemed         (225,116)      (89,291)     (3,242,100)     (1,150,935)
Net increase             432,317       301,570     $ 6,467,348     $ 3,920,248



NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,306,695       933,567     $16,666,170     $10,739,062
Shares issued in
  reinvestment of
  dividends and
  distributions           88,019         4,805       1,103,754          53,576
Shares redeemed         (391,062)     (283,721)     (4,993,224)     (3,240,140)
Net increase           1,003,652       654,651     $12,776,700     $ 7,552,498



UTILITY INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              353,259       776,031     $ 4,795,124     $ 9,308,720
Shares issued in
  reinvestment of
  dividends and
  distributions           22,136        20,206         289,532         237,823
Shares redeemed         (247,410)     (146,278)     (3,264,635)     (1,759,199)
Net increase             127,985       649,959     $ 1,820,021     $ 7,787,344


B-68


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            3,011,243     4,744,489    $ 58,667,838     $74,657,741
Shares issued in
  reinvestment of
  dividends and
  distributions          359,699       111,233       6,830,691       1,737,459
Shares redeemed         (589,726)     (292,788)    (11,477,719)     (4,471,934)
Net increase           2,781,216     4,562,934    $ 54,020,810     $71,923,266



WORLDWIDE PRIVATIZATION PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,621,182       977,499     $23,165,163     $12,011,656
Shares issued in
  reinvestment of
  dividends and
  distributions           53,013         7,424         769,756          90,574
Shares redeemed         (162,366)      (84,263)     (2,315,242)     (1,037,082)
Net increase           1,511,829       900,660     $21,619,677     $11,065,148



CONSERVATIVE INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              780,780     1,387,334     $ 9,838,439     $15,999,200
Shares issued in
  reinvestment of
  dividends and
  distributions           48,986        16,196         608,412         183,326
Shares redeemed         (325,161)     (234,084)     (4,119,080)     (2,711,937)
Net increase             504,605     1,169,446     $ 6,327,771     $13,470,589



GROWTH INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              436,739       646,812     $ 6,003,204     $ 7,777,769
Shares issued in
  reinvestment of
  dividends and
  distributions           28,259         6,038         381,219          72,389
Shares redeemed         (150,934)     (231,754)     (2,021,626)     (2,907,472)
Net increase             314,064       421,096     $ 4,362,797     $ 4,942,686


B-69

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED   PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997         1996(A)         1997           1996(A)
                     ------------  ------------  --------------  --------------
Shares sold            3,792,319     2,807,022     $45,101,686     $29,063,181
Shares issued in
  reinvestment of
  dividends and
  distributions           12,276            -0-        141,660              -0-
Shares redeemed         (437,863)     (263,543)     (5,175,198)     (2,827,333)
Net increase           3,366,732     2,543,479     $40,068,148     $26,235,848



QUASAR PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED   PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997         1996(B)         1997           1996(B)
                     ------------  ------------  --------------  --------------
Shares sold            4,114,230       832,347     $48,077,255      $8,673,741
Shares issued in
  reinvestment of
  dividends and
  distributions            1,959            -0-         22,104              -0-
Shares redeemed         (246,062)       (1,598)     (2,975,581)        (16,557)
Net increase           3,870,127       830,749     $45,123,778      $8,657,184



REAL ESTATE INVESTMENT PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      PERIOD ENDED                PERIOD ENDED
                      DECEMBER 31,                DECEMBER 31,
                        1997(c)                      1997(c)
                     ------------                --------------
Shares sold            1,182,129                   $13,064,224
Shares redeemed          (71,998)                     (769,739)
Net increase           1,110,131                   $12,294,485


HIGH YIELD PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                     PERIOD ENDED                 PERIOD ENDED
                     DECEMBER 31,                 DECEMBER 31,
                        1997(D)                      1997(D)
                     ------------                --------------
Shares sold              110,513                    $1,122,331
Shares redeemed              (47)                         (472)
Net increase             110,466                    $1,121,859


(a)  Commencement of operations, January 11, 1996.

(b)  Commencement of operations, August 5, 1996.

(c)  Commencement of operations, January 9, 1997.

(d)  Commencement of operations, October 27, 1997.


B-70


FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                PREMIER GROWTH PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.70         $17.80       $12.37       $12.79       $11.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .04            .08          .09          .03           -0-
Net realized and unrealized gain (loss)
  on investment transactions                    5.27           3.29         5.44         (.41)        1.43
Net increase (decrease) in net asset
  value from operations                         5.31           3.37         5.53         (.38)        1.43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)          (.10)        (.03)        (.01)        (.01)
Distributions from net realized gains             -0-         (5.37)        (.07)        (.03)        (.01)
Total dividends and distributions               (.02)         (5.47)        (.10)        (.04)        (.02)
Net asset value, end of year                  $20.99         $15.70       $17.80       $12.37       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                          33.86%         22.70%       44.85%       (2.96)%      12.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $472,326        $96,434      $29,278      $37,669      $13,659
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%        1.18%
  Expenses, before waivers
    and reimbursements                          1.10%          1.23%        1.19%        1.40%        2.05%
  Net investment income (a)                      .21%           .52%         .55%         .42%         .22%
Portfolio turnover rate                           27%            32%          97%          38%          42%
Average commission rate paid (d)              $.0541         $.0609           -0-          -0-          -0-


                                                                 GLOBAL BOND PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.74         $12.15       $ 9.82       $11.33       $11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .54            .67          .69          .57          .77
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.48)           .01         1.73        (1.16)         .43
Net increase (decrease) in net
  asset value from operations                    .06            .68         2.42         (.59)        1.20

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.57)          (.84)        (.09)        (.62)        (.85)
Distributions from net realized gains           (.13)          (.25)          -0-        (.30)        (.26)
Total dividends and distributions               (.70)         (1.09)        (.09)        (.92)       (1.11)
Net asset value, end of year                  $11.10         $11.74       $12.15       $ 9.82       $11.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                            .67%          6.21%       24.73%       (5.16)%      11.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $22,194        $18,117      $11,553       $7,298       $6,748
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .94%           .94%         .95%         .95%        1.50%
  Expenses, before waivers
    and reimbursements                          1.03%          1.15%        1.77%        2.05%        1.50%
  Net investment income (a)                     4.81%          5.76%        6.22%        6.01%        4.85%
Portfolio turnover rate                          257%           191%         262%         102%         125%


See footnote summary on page B-79.


B-71


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               GROWTH AND INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $16.40         $15.79       $11.85       $12.18       $10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .21            .24          .27          .10          .01
Net realized and unrealized gain (loss)
  on investment transactions                    4.39           3.18         3.94         (.16)        1.27
Net increase (decrease) in net asset
  value from operations                         4.60           3.42         4.21         (.06)        1.28

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.13)          (.25)        (.13)        (.10)        (.06)
Distributions from net realized gains           (.94)         (2.56)        (.14)        (.17)        (.03)
Total dividends and distributions              (1.07)         (2.81)        (.27)        (.27)        (.09)
Net asset value, end of year                  $19.93         $16.40       $15.79       $11.85       $12.18
TOTAL RETURN
Total investment return based
  on net asset value (c)                       28.80%         24.09%       35.76%        (.35)%      11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $250,202       $126,729      $41,993      $41,702      $22,756
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .72%           .82%         .79%         .90%        1.18%
  Expenses, before waivers
    and reimbursements                           .72%           .82%         .79%         .91%        1.28%
  Net investment income (a)                     1.16%          1.58%        1.95%        1.71%        1.76%
Portfolio turnover rate                           86%            87%         150%          95%          69%
Average commission rate paid (d)              $.0581         $.0602           -0-          -0-          -0-


                                                            SHORT-TERM MULTI-MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.73         $10.58       $ 9.91       $11.07       $10.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .59            .64          .82          .47          .28
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.11)           .33         (.15)       (1.16)         .43
Net increase (decrease) in net
  asset value from operations                    .48            .97          .67         (.69)         .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.64)          (.82)          -0-        (.46)        (.41)
Return of capital                                 -0-            -0-          -0-        (.01)          -0-
Total dividends and distributions               (.64)          (.82)          -0-        (.47)        (.41)
Net asset value, end of year                  $10.57         $10.73       $10.58       $ 9.91       $11.07

TOTAL RETURN
Total investment return based
  on net asset value (c)                        4.59%          9.57%        6.76%       (6.51)%       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $6,489         $7,112       $3,152      $20,921      $23,560
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .94%           .95%         .95%         .94%        1.17%
  Expenses, before waivers
    and reimbursements                          1.42%          2.09%        1.30%         .99%        1.24%
  Net investment income (a)                     5.50%          6.03%        8.22%        6.52%        6.39%
Portfolio turnover rate                          222%           159%         379%         134%         210%


See footnote summary on page B-79.


B-72


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                    U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.52         $11.66       $ 9.94       $10.72       $ 9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .68            .66          .65          .28          .43
Net realized and unrealized gain (loss)
  on investment transactions                     .29           (.39)        1.25         (.71)         .48
Net increase (decrease) in net
  asset value from operations                    .97            .27         1.90         (.43)         .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)          (.28)        (.18)        (.21)        (.08)
Distributions from net realized gains           (.02)          (.13)          -0-        (.14)          -0-
Total dividends and distributions               (.56)          (.41)        (.18)        (.35)        (.08)
Net asset value, end of year                  $11.93         $11.52       $11.66       $ 9.94       $10.72

TOTAL RETURN
Total investment return based
  on net asset value (c)                        8.68%          2.55%       19.26%       (4.03)%       9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $36,198        $29,150      $16,947       $5,101       $1,350
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .84%           .92%         .95%         .95%        1.16%
  Expenses, before waivers
    and reimbursements                           .84%           .98%        1.58%        3.73%        5.42%
  Net investment income (a)                     5.89%          5.87%        5.96%        5.64%        4.59%
Portfolio turnover rate                          114%           137%          68%          32%         177%


                                                                  TOTAL RETURN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.63         $12.80       $10.41       $10.97       $10.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .39            .27          .36          .15          .15
Net realized and unrealized gain (loss)
  on investment transactions                    2.62           1.66         2.10         (.56)         .81
Net increase (decrease) in net
  asset value from operations                   3.01           1.93         2.46         (.41)         .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.23)          (.07)        (.07)        (.09)          -0-
Distributions from net realized gains           (.49)          (.03)          -0-        (.06)          -0-
Total dividends and distributions               (.72)          (.10)        (.07)        (.15)          -0-
Net asset value, end of year                  $16.92         $14.63       $12.80       $10.41       $10.97

TOTAL RETURN
Total investment return based
  on net asset value (c)                       21.11%         15.17%       23.67%       (3.77)%       9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $42,920        $25,875       $8,242         $750         $360
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .88%           .95%         .95%         .95%        1.20%
  Expenses, before waivers
    and reimbursements                           .88%          1.12%        4.49%       19.49%       25.96%
  Net investment income (a)                     2.46%          2.76%        3.16%        2.29%        1.45%
Portfolio turnover rate                           65%            57%          30%          83%          25%
Average commission rate paid (d)              $.0577         $.0593           -0-          -0-          -0-


See footnote summary on page B-79.


B-73


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  INTERNATIONAL PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.89         $14.07       $12.88       $12.16       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .19          .18          .10          .03
Net realized and unrealized gain
  on investments and foreign
  currency transactions                          .39            .83         1.08          .72         2.13
Net increase in net asset
  value from operations                          .52           1.02         1.26          .82         2.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)          (.08)        (.03)        (.02)          -0-
Distributions from net realized gains           (.24)          (.12)        (.04)        (.08)          -0-
Total dividends and distributions               (.39)          (.20)        (.07)        (.10)          -0-
Net asset value, end of year                  $15.02         $14.89       $14.07       $12.88       $12.16

TOTAL RETURN
Total investment return based
  on net asset value (c)                        3.33%          7.25%        9.86%        6.70%       21.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $60,710        $44,324      $16,542       $7,276         $688
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%        1.20%
  Expenses, before waivers
    and reimbursements                          1.42%          1.91%        2.99%        7.26%       39.28%
  Net investment income (a)                      .87%          1.29%        1.41%         .90%         .26%
Portfolio turnover rate                          134%            60%          87%          95%          85%
Average commission rate paid (d)              $.0272         $.0431           -0-          -0-          -0-


                                                                   MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .05            .05          .05          .03          .22
Net realized and unrealized gain
  on investment transactions                      -0-            -0-          -0-          -0-          -0-
Net increase in net asset
  value from operations                          .05            .05          .05          .03          .22

LESS: DIVIDENDS
Dividends from net investment income            (.05)          (.05)        (.05)        (.03)        (.22)
Net asset value, end of year                  $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based
  on net asset value (c)                        5.11%          4.71%        4.97%        3.27%        2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $67,584        $64,769      $28,092       $6,899         $102
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .64%           .69%         .95%         .95%        1.16%
  Expenses, before waivers
    and reimbursements                           .64%           .69%        1.07%        4.46%       68.14%
  Net investment income (a)                     5.00%          4.64%        4.85%        3.98%        2.15%
Portfolio turnover rate                            0%             0%           0%           0%           0%


See footnote summary on page B-79.


B-74


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                            ----------------------------------------------------
                                                                                    MAY 2, 1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $14.32         $11.95       $ 9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                    1.17           1.10          .92          .36
Net realized and unrealized gain (loss)
  on investments and foreign
currency transactions                            .70           1.78         1.32         (.52)
Net increase (decrease) in net
  asset value from operations                   1.87           2.88         2.24         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)          (.48)        (.13)          -0-
Distributions from net realized gains           (.93)          (.03)          -0-          -0-
Total dividends and distributions              (1.54)          (.51)        (.13)          -0-
Net asset value, end of period                $14.65         $14.32       $11.95       $ 9.84

TOTAL RETURN
Total investment return based
  on net asset value (c)                       13.23%         24.90%       22.98%       (1.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,378         $8,847       $3,778       $1,146
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.29%          1.97%        4.82%       15.00%(f)
  Net investment income (a)                     7.87%          8.53%        8.65%        6.02%(f)
Portfolio turnover rate                          214%           155%          13%           9%


                                                NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                            ----------------------------------------------------
                                                                                    MAY 3, 1994(E)
                                                      YEAR ENDED DECEMBER 31,             TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.38         $10.48       $ 8.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                    1.07           1.26         1.13          .50
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .10            .69          .83        (1.71)
Net increase (decrease) in net asset
  value from operations                         1.17           1.95         1.96        (1.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)          (.05)        (.27)          -0-
Distributions from net realized gains             -0-            -0-          -0-          -0-
Total dividends and distributions               (.58)          (.05)        (.27)          -0-
Net asset value, end of period                $12.97         $12.38       $10.48       $ 8.79

TOTAL RETURN
Total investment return based
  on net asset value (c)                        9.62%         18.70%       22.71%      (12.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,507        $16,696       $7,278       $3,848
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.04%          1.41%        2.57%        4.43%(f)
  Net investment income (a)                     8.34%         11.04%       12.24%        8.49%(f)
Portfolio turnover rate                           20%             4%          35%          15%


See footnote summary on page B-79.


B-75


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           UTILITY INCOME PORTFOLIO
                                            ----------------------------------------------------
                                                                                    MAY 10, 1994(E)
                                                      YEAR ENDED DECEMBER 31,             TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.69         $12.01        $9.96       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .38            .31          .30          .28
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         2.84            .62         1.83         (.32)
Net increase (decrease) in net asset
  value from operations                         3.22            .93         2.13         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.09)        (.08)          -0-
Distributions from net realized gains             -0-          (.16)          -0-          -0-
Total dividends and distributions               (.24)          (.25)        (.08)          -0-
Net asset value, end of period                $15.67         $12.69       $12.01        $9.96

TOTAL RETURN
Total investment return based
  on net asset value (c)                       25.71%          7.88%       21.45%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,347        $14,857       $6,251       $1,254
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.08%          1.51%        3.79%       15.98%(f)
  Net investment income (a)                     2.83%          2.61%        2.73%        4.62%(f)
Portfolio turnover rate                           30%            75%         138%          31%
Average commission rate paid (d)              $.0541         $.0579           -0-          -0-


                                                             GROWTH PORTFOLIO
                                            ----------------------------------------------------
                                                                                    SEPTEMBER 15,
                                                                                       1994(E)
                                                        YEAR ENDED DECEMBER 31,          TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $17.92         $14.23       $10.53       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .07            .06          .17          .03
Net realized and unrealized gain
  on investment transactions                    5.18           3.95         3.54          .50
Net increase in net asset
  value from operations                         5.25           4.01         3.71          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)          (.04)        (.01)          -0-
Distributions from net realized gains           (.72)          (.28)          -0-          -0-
Total dividends and distributions               (.75)          (.32)        (.01)          -0-
Net asset value, end of period                $22.42         $17.92       $14.23       $10.53

TOTAL RETURN
Total investment return based
  on net asset value (c)                       30.02%         28.49%       35.23%        5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $235,875       $138,688      $45,220       $5,492
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .84%           .93%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                           .84%           .93%        1.27%        4.19%(f)
  Net investment income (a)                      .37%           .35%        1.31%        1.17%(f)
Portfolio turnover rate                           62%            98%          86%          25%
Average commission rate paid (d)              $.0548         $.0578           -0-          -0-


See footnote summary on page B-79.


B-76


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       WORLDWIDE PRIVATIZATION PORTFOLIO
                                            ----------------------------------------------------
                                                                                       SEPT. 23,
                                                                                        1994(E)
                                                      YEAR ENDED DECEMBER 31,             TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $13.13         $11.17       $10.10       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .28          .32          .10
Net realized and unrealized gain
  on investments and foreign
  currency transactions                         1.17           1.78          .78           -0-
Net increase in net asset
  value from operations                         1.42           2.06         1.10          .10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)          (.10)        (.03)          -0-
Distributions from net realized gains           (.19)            -0-          -0-          -0-
Total dividends and distributions               (.35)          (.10)        (.03)          -0-
Net asset value, end of period                $14.20         $13.13       $11.17       $10.10

TOTAL RETURN
Total investment return based
  on net asset value (c)                       10.75%         18.51%       10.87%        1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $41,818        $18,807       $5,947       $1,127
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.55%          1.85%        4.17%       18.47%(f)
  Net investment income (a)                     1.76%          2.26%        2.96%        4.27%(f)
Portfolio turnover rate                           58%            47%          23%           0%
Average commission rate paid (d)              $.0137         $.0148           -0-          -0-


                                                        CONSERVATIVE INVESTORS PORTFOLIO
                                            ----------------------------------------------------
                                                                                       OCT. 28,
                                                                                       1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.07         $11.76       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .48            .45          .51          .06
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .86           (.01)        1.20          .01
Net increase in net asset value
  from operations                               1.34            .44         1.71          .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)          (.09)        (.02)          -0-
Distributions from net realized gains             -0-          (.04)          -0-          -0-
Total dividends and distributions               (.31)          (.13)        (.02)          -0-
Net asset value, end of period                $13.10         $12.07       $11.76       $10.07

TOTAL RETURN
Total investment return based
  on net asset value (c)                       11.22%          3.79%       16.99%        0.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,196        $21,729       $7,420         $701
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.33%          1.40%        4.25%       20.35%(f)
  Net investment income (a)                     3.85%          3.93%        4.65%        3.55%(f)
Portfolio turnover rate                          209%           211%          61%           2%
Average commission rate paid (d)              $.0360         $.0578           -0-          -0-


See footnote summary on page B-79.


B-77


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     GROWTH INVESTORS PORTFOLIO
                                            ----------------------------------------------------
                                                                                       OCT. 28,
                                                                                       1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.74         $11.87       $ 9.86       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .24          .35          .04
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.83            .72         1.67         (.18)
Net increase (decrease) in net asset
  value from operations                         2.06            .96         2.02         (.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)          (.07)        (.01)          -0-
Distributions from net realized gains           (.22)          (.02)          -0-          -0-
Total dividends and distributions               (.42)          (.09)        (.01)          -0-
Net asset value, end of period                $14.38         $12.74       $11.87       $ 9.86

TOTAL RETURN
Total investment return based
  on net asset value (c)                       16.34%          8.18%       20.48%       (1.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $16,600        $10,709       $4,978         $321
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.70%          1.85%        6.17%       41.62%(f)
  Net investment income (a)                     1.72%          2.01%        3.21%        2.29%(f)
Portfolio turnover rate                          164%           160%          50%           3%
Average commission rate paid (d)              $.0379         $.0562           -0-          -0-


                                                     TECHNOLOGY PORTFOLIO
                                               -------------------------------
                                                                 JANUARY 11,
                                                                    1996(E)
                                                 YEAR ENDED           TO
                                                DECEMBER 31,     DECEMBER 31,
                                                    1997             1996
                                               --------------   --------------
Net asset value, beginning of period                $11.04           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                           .02              .11
Net realized and unrealized gain
  on investment transactions                           .69              .93
Net increase in net asset value
  from operations                                      .71             1.04

LESS: DIVIDENDS
Dividends from net investment income                  (.03)              -0-
Net asset value, end of period                      $11.72           $11.04

TOTAL RETURN
Total investment return based
  on net asset value (c)                              6.47%           10.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $69,240          $28,083
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                                 .95%             .95%(f)
  Expenses, before waivers
    and reimbursements                                1.19%            1.62%(f)
  Net investment income (a)                            .16%            1.17%(f)
Portfolio turnover rate                                 46%              22%
Average commission rate paid                        $.0542           $.0553


See footnote summary on page B-79.


B-78


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          REAL ESTATE         HIGH
                                                    QUASAR                 INVESTMENT         YIELD
                                                   PORTFOLIO               PORTFOLIO        PORTFOLIO
                                            ------------------------      -----------      -----------
                                                           AUG. 5,          JAN. 9,          OCT. 27,
                                                           1996(E)          1997(E)          1997(E)
                                             YEAR ENDED      TO               TO               TO
                                              DEC. 31,     DEC. 31,         DEC. 31,         DEC. 31,
                                                1997         1996             1997             1997
                                            -----------  -----------      -----------      -----------
Net asset value, beginning of period          $10.64       $10.00           $10.00           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .02          .04              .56              .13
Net realized and unrealized gain
  on investment transactions                    1.96          .60             1.78              .20
Net increase in net asset
  value from operations                         1.98          .64             2.34              .33

LESS: DIVIDENDS
Dividends from net investment income            (.01)          -0-              -0-              -0-
Net asset value, end of period                $12.61       $10.64           $12.34           $10.33

TOTAL RETURN
Total investment return based
  on net asset value (c)                       18.60%        6.40%           23.40%            3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $59,277       $8,842          $13,694           $1,141
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%         .95%(f)          .95%(f)          .95%(f)
  Expenses, before waivers
    and reimbursements                          1.37%        4.44%(f)         2.31%(f)         8.26%(f)
  Net investment income (a)                      .17%         .93%(f)         5.47%(f)         7.28%(f)
Portfolio turnover rate                          210%          40%              26%               8%
Average commission rate paid                  $.0521       $.0511           $.0526               --


Footnote Summary:
(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e)  Commencement of operations.

(f)  Annualized.


B-79


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Premier Growth, Global Bond, Growth and Income, Short-Term Multi-Market, U.S. Government/High Grade Securities, Total Return, International, Money Market, Global Dollar Government, North American Government Income, Utility Income, Growth, Worldwide Privatization, Conservative Investors, Growth Investors, Technology, Quasar, Real Estate Investment and High Yield Portfolios), as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 30, 1998


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Portfolios of the Fund hereby designate the respective amounts per share as long-term capital gain distributions during the taxable year ended December 31, 1997:

                                                PER SHARE
                                                ---------
GLOBAL BOND                                       $ .01
GROWTH AND INCOME                                 $ .35
U.S. GOVERNMENT/HIGH GRADE SECURITIES             $ .02
TOTAL RETURN                                      $ .12
INTERNATIONAL                                     $ .08
GLOBAL DOLLAR GOVERNMENT                          $ .38
GROWTH                                            $ .24
GROWTH INVESTORS                                  $ .09
WORLDWIDE PRIVATIZATION                           $ .04



B-80

                           APPENDIX A


         DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
        BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES


         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION (SALLIE MAE) NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which certain Portfolios of the Fund intends to invest, Portfolios may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B


            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES


FUTURES CONTRACTS

         Portfolios of the Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stock. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contracts face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contracts value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

INTEREST RATE FUTURES

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as a Portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities (or, in the case of the North American Government Income Portfolio, Global Dollar Government Portfolio and Utility Income Portfolio, high grade liquid debt securities) from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Advisers investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

STOCK INDEX FUTURES

         A Portfolio may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Portfolio and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio's intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

OPTIONS ON FUTURES CONTRACTS

         Portfolios of the Fund intend to purchase and write options on futures contracts for hedging purposes. None of the Portfolios is a commodity pool and all transactions in futures contracts engaged in by a Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings.
The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge the Portfolio's portfolio against the risk of rising interest rates.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         Portfolios of the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Portfolios of the Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Portfolios of the Fund intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with the Fund's Custodian.

         Portfolios of the Fund also intend to write call options on foreign currencies that are not covered for cross- hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. Dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high quality liquid debt securities (or, in the case of the North American Government Income Portfolio and the Utility Income Portfolio, high grade liquid debt securities) in an amount not less than the value of the underlying foreign currency in U.S. Dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter.

In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                           APPENDIX C

                             OPTIONS


         Portfolios of the Fund will only write covered put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed covered is described in the Prospectus under the heading Other Investment Policies and Techniques -- Options.

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writers position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (Exchange) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the- money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy- and-write transactions.

         A portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

________________________________________________________________

         APPENDIX D:  ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________


         The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 general election. Although the LDP was 12 seats short of winning a majority in the election (House of Representatives), it has been able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. By 1998 the popularity of the LDP had begun to wane, due to dissatisfaction with Mr. Hashimotos leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto announced his resignation as Prime Minister on July 13, 1998 and was replaced by Keizo Obuchi on July 24, 1998. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. The next general election (House of Representatives) is due by the end of 2000.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 4.1%, respectively. In 1997, Japan's real GDP growth rate fell to 0.9%. In the first and second quarters of 1998, Japans real GDP growth rate was -3.7% and -3.3%, respectively, compared to the first and second quarters of 1997. The second quarter of 1998 was the third consecutive quarter in which Japan experienced a negative real GDP growth rate, resulting in the longest contraction of the economy since the Japanese government began compiling this data in 1955. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995 and 0.1% in 1996, but increased to 1.7% in 1997. In the first and second quarters of 1998, the inflation rate was 2.1% and 0.6%, respectively. This downward trend is expected to continue for the foreseeable future.
Private consumer demand has slowed due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997. Unemployment is still at its highest level since the end of World War II, rising to 4.3% in June 1998, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. In the first six months of 1998, Japanese exports fell by 6.2%, due in large part to the contraction of Japans Asian markets, and Japanese imports continued to decline. As a result of these two trends, the overall trade surplus is expected to continue on its upward course, but at a slower pace. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been very successful. Other current sources of tension between the two countries are disputes in connection with trade in semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes. Subsequent stimulus packages that included increased public works spending and tax cuts were announced by the government in 1997 and 1998. These measures have also been unsuccessful in boosting Japans economy. In October 1998, Prime Minister Obuchi instructed his cabinet to prepare another emergency economic stimulus plan calling for even more public spending and further tax cuts. The

Prime Minister anticipates bringing the plan before the Diet in December 1998.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government put forth a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws will make $508 billion in public funds available to increase the capital of Japans banks, to guarantee depositors accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. In addition to bad domestic loans, Japanese banks also have significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, and deregulation of fees on large transactions. Other reforms that are scheduled to be implemented include allowing banks to sell mutual funds (December 1998), eliminating fixed brokerage commissions on all stock trades (by the end of 1999) and allowing trust bank subsidiaries of brokerage firms to manage pension funds (by 2000).

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. On November 18, 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which includes tax cuts and public spending. The largest ever package of public spending and tax cuts was announced in April 1998.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. In 1996 and 1997, the average exchange rate was
108.8 Yen per U.S. Dollar and 121.0 Yen per U.S. Dollar, respectively. On October 28, 1998, the exchange rate was 117.88 Yen per U.S. Dollar.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.8% of the share trading volume and for about 98.0% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1997. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1997. Trading volume and the value of foreign stocks are not included.

        All Exchanges           TOKYO             OSAKA           NAGOYA
        VOLUME   VALUE     VOLUME   VALUE     VOLUME  VALUE    VOLUME VALUE
        ________ ______    _____    _____     ______  _____    ______ _____

1989    256,296  386,395   222,599  332,617   25,096  41,679   7,263  10,395
1990    145,837  231,837   123,099  186,667   17,187  35,813   4,323   7,301
1991    107,844  134,160    93,606  110,897   10,998  18,723   2,479   3,586
1992     82,563   80,456    66,408   60,110   12,069  15,575   3,300   3,876
1993    101,173  106,123    86,935   86,889   10,440  14,635   2,780   3,459
1994    105,937  114,622    84,514   87,356   14,904  19,349   4,720   5,780
1995    120,149  115,840    92,034   83,564   21,094  24,719   5,060   5,462
1996    126,496  136,170   101,170  101,893   20,783  27,280   4,104   5,391
1997    130,657  151,445   107,566  108,500   15,407  27,024   6,098  12,758

Source:  The Tokyo Stock Exchange 1994, 1995, 1996 and 1997 Fact
Books and December 1997 Monthly Statistics Report.

THE TOKYO STOCK EXCHANGE

         OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1997, the TSE accounted for 71.6% of the market value and 82.3% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 60 (out of 1,805 total companies listed on the TSE) non-Japanese companies at the end of 1996. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First
Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

         SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1997, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 15.83% of all domestic stocks listed on the TSE; electric appliances, with 133 companies representing 15.06% of all domestic stocks so listed; and transportation equipment with 61 companies representing 10.99% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

         MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading value increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen.

         MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On October 28, 1998 the TOPIX closed at 1028.61, down approximately 12% from the end of 1997.

JAPANESE FOREIGN EXCHANGE CONTROLS

         Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

         In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

         Certain provisions of the Foreign Exchange Controls have been repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open foreign exchange accounts at banks and any company or individual is permitted to engage in foreign exchange activities without prior government approval.

REGULATION OF THE JAPANESE EQUITIES MARKETS

         The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in

Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

         The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from the operation of discretionary accounts, loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

         Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big
Bang is implemented.

                             PART C
                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits.

    (a)  FINANCIAL STATEMENTS

         Included in the Prospectus:
              Financial Highlights

         Included in the Statement of Additional Information for each of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio, Real Estate Investment Portfolio and High-Yield Portfolio:

              Portfolio of Investments - June 30, 1998
              (unaudited)
              Statement of Assets and Liabilities - June 30, 1998
              (unaudited)
              Statement of Operations - six months ended June 30,
              1998 (unaudited)
              Statement of Changes in Net Assets - six months ended June 30, 1998 (unaudited)
              Notes to Financial Statements - June 30, 1998
              (unaudited)
              Financial Highlights - six months ended June 30,
              1998 (unaudited)

         Included in the Statement of Additional Information for the Premier Growth Portfolio, Global Bond Portfolio,
         Growth and Income Portfolio, Short-Term Multi-Market
         Portfolio, U.S. Government/High Grade Securities
         Portfolio, Total Return Portfolio, International
         Portfolio and the Money Market Portfolio:

         Portfolio of Investments - December 31, 1997.
         Statement of Assets and Liabilities - December 31, 1997.
         Statement of Operations - year ended December 31, 1997.
         Statement of Changes in Net Assets - years ended
         December 31, 1997 and December 31, 1996.
         Notes to Financial Statements - December 31, 1997.

         Financial Highlights - for the years ended December 31,
         1997, December 31, 1996, December 31, 1995, December 31,
         1994 and December 31, 1993.
         Report of Independent Auditors.

         Included in the Statement of Additional Information for the Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors
         Portfolio:

         Portfolio of Investments - December 31, 1997.
         Statement of Assets and Liabilities - December 31, 1997. Statement of Operations - year ended December 31, 1997. Statement of Changes in Net Assets - years ended December 31, 1997 and December 31, 1996.
         Notes to Financial Statements - December 31, 1997. Financial Highlights - for the years ended December 31, 1997, December 31, 1996, December 31, 1995 and for the period ended December 31, 1994.
         Report of Independent Auditors.

         Included in the Statement of Additional Information for the Technology Portfolio and Quasar Portfolio:

         Portfolio of Investments - December 31, 1997.
         Statement of Assets and Liabilities - December 31, 1997. Statement of Operations - year ended December 31, 1997. Statement of Changes in Net Assets - year ended
         December 31, 1997 and period ended December 31, 1996. Notes to Financial Statements - December 31, 1997. Financial Highlights - for the year ended December 31, 1997 and period ended December 31, 1996.
         Report of Independent Auditors.

         Included in the Statement of Additional Information for the Real Estate Investment Portfolio and High-Yield
         Portfolio:

         Portfolio of Investments - December 31, 1997.
         Statement of Assets and Liabilities - December 31, 1997. Statement of Operations - period ended December 31, 1997.
         Statement of Changes in Net Assets - period ended
         December 31, 1997.
         Notes to Financial Statements - December 31, 1997. Financial Highlights - for the period ended December 31, 1997.
         Report of Independent Auditors.

         All other schedules are either omitted because they are not required under the related instructions, they are inapplicable or the required information is presented in the financial statements or notes which are included in the Statement of Additional Information of the Registration Statement.

    (b)  EXHIBITS:

    (1)(a) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 1998.

       (b) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 26 1990 and filed September 28, 1990 - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 28, 1998.

       (c) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 25 1991 and filed June 26, 1991 - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment
              No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 1998.

       (d) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 16 1994 and filed February 22, 1994 - Incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 28, 1998.

       (e) Articles Supplementary to the Articles of Incorporation of the Registrant dated August 23 1994 and filed August 24, 1994 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) with the Securities and Exchange Commission filed on May 1, 1995.

       (f) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 21, 1994 and filed November 7, 1994 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on May 1, 1995.

       (g) Articles Supplementary to the Articles of Incorporation dated December 26, 1995 and filed December 28, 1995 - Incorporated by reference to
              Exhibit 1(f) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

       (h) Articles Supplementary to the Articles of Incorporation dated March 29, 1996 and filed April 12, 1996 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 30, 1996.

       (i) Articles Supplementary to the Articles of Incorporation dated July 18, 1996 and filed July 19, 1996 - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on July 22, 1996.

       (j) Articles Supplementary to the Articles of Incorporation dated December 26, 1996 and filed December 30, 1996 - Incorporated by reference to
              Exhibit 1(i) to Post-Effective Amendment No. 20 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on February 18, 1997.

    (2) By-Laws of the Registrant - Incorporated by reference to Exhibit (2) to Post-Effective
              Amendment No. 22 of Registrant's Registration
              Statement on Form N-1A (File Nos. 33-18647 and 811-

              5398) filed with the Securities and Exchange
              Commission on April 28, 1998.

    (3)       Not applicable.

    (4)       Not applicable.

    (5)(a) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. amended as of May 1, 1997 - Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on May 1, 1997.

       (b) Sub-Advisory Agreement between Alliance Capital Management L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 1998.

    (6)(a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 28, 1998.

       (b)    Class B Distribution Services Agreement dated
              [           ] between the Registrant and Alliance
              Fund Distributors, Inc. - To be filed by subsequent post-effective amendment.

    (7)       Not applicable.

    (8)(a) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on May 1, 1997.

       (b)    Amendment to Custodian Agreement dated June 4, 1996
              - Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 21 of Registrant's

              Registration Statement on Form N-1A (File Nos. 33-
              18647 and 811-5398) filed with the Securities and Exchange Commission on May 1, 1997.

    (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-
              5398) filed with the Securities and Exchange
              Commission on April 28, 1998.

    (10)      Not applicable.

    (11)      Consent of Independent Auditors - Filed herewith.

    (12)      Not applicable.

    (13)      Not applicable.

    (14)      Not applicable.

    (15) Rule 12b-1 Distribution Plan - To be filed by subsequent post-effective amendment.

    (16)      Not Applicable.

    (17)      Financial Data Schedules - Filed herewith.

    (18) Rule 18f-3 Plan - To be filed by subsequent post-effective amendment.

OTHER EXHIBITS:

              Powers of Attorney of Ms. Block and Messrs. Carifa,
              Dievler, Dobkin, Foulk, Hester, Michel and
              Robinson. - Filed herewith.

ITEM 25.      Persons Controlled by or under Common Control with
              Registrant.

              None.

ITEM 26.      Number of Holders of Securities.

              Not Applicable.

ITEM 27. Indemnification.

              It is the Registrants policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as
              Exhibit 1, Article VII of the Registrants By-Laws filed as Exhibit 2 and Section 9 of the Distribution Services Agreement filed as
              Exhibit 6(a) and Class B Distribution Services Agreement filed as Exhibit 6(b). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit 5(a) in response to Item 24.

         Section 2-418 of the Maryland General Corporation Law reads as follows:

              2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) Directors means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  Corporation includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                   (3)  Expenses include attorneys fees.

                   (4)  Official capacity means the following:

                        (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                        (ii) When used with respect to a person
              other than a director as contemplated in subsection (i), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                        (iii) Official capacity does not include
              service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5)  Party includes a person who was, is, or
              is threatened to be made a named defendant or respondent in a proceeding.

                   (6) Proceeding means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                        (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                        (i)  The act or omission of the director
              was material to the matter giving rise to the proceeding; and

                             1.  Was committed in bad faith; or

                             2.  Was the result of active and
              deliberate dishonesty; or

                        (ii)  The director actually received an
              improper personal benefit in money, property, or services; or

                        (iii)  In the case of any criminal
              proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii)  However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii) The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                        (c)  A director may not be indemnified
              under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                        (d)  Unless limited by the charter:

                             (1)  A director who has been
              successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection
              (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                             (2)  A court of appropriate
              jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                        (ii) If it determines that the director
              is fairly and reasonably entitled to
              indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper.

              However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                        (3)  A court of appropriate jurisdiction
              may be the same court in which the proceeding involving the directors liability took place.

                   (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
              vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the
              board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii) By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)  (1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
              director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                        (ii) A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                        (2)  The undertaking required by
              subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                        (3)  Payments under this subsection shall
              be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                        (1)  The corporation shall be deemed to
              have requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                        (2)  Excise taxes assessed on a director
              with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                        (3)  Action taken or omitted by the
              director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                        (1)  An officer of the corporation shall
              be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                        (2)  A corporation may indemnify and
              advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                        (3)  A corporation, in addition, may
              indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)  (1)  A corporation may purchase and
              maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                        (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3)  The insurance or similar protection
              may be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

         Article EIGHTH of the Registrants Articles of
Incorporation reads as follows:

         EIGHTH: To the maximum permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another Corporation, partnership, joint venture, trust or other enterprise in one or more of such Corporations.

         The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrants Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities
         Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         ARTICLE VII, Section 1 through Section 6 of the
Registrants By-laws reads as follows:

         Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

         Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         Section 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         Section 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         Section 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the caption Management of the Fund in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29. Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.

         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                           POSITIONS AND         POSITIONS AND
                           OFFICES WITH          OFFICES WITH
NAME                       UNDERWRITER           REGISTRANT

Michael J. Laughlin        Director and Chairman

John D. Carifa             Director

Robert L. Errico           Director and President

Geoffrey L. Hyde           Director and Senior
                           Vice President

Dave H. Williams           Director

David Conine               Executive Vice
                           President

Richard K. Saccullo        Executive Vice
                           President

Edmund P. Bergan, Jr.      Senior Vice President, Secretary
                           General Counsel and
                           Secretary

Richard A. Davies          Senior Vice President
                           and Managing Director

Robert H. Joseph, Jr.      Senior Vice President
                           and Chief Financial
                           officer

Anne S. Drennan            Senior Vice President
                           and Treasurer

Karen J. Bullot            Senior Vice President

James S. Comforti          Senior Vice President

James L. Cronin            Senior Vice President

Daniel J. Dart             Senior Vice President

Byron M. Davis             Senior Vice President

Mark J. Dunbar             Senior Vice President

Donald N. Fritts           Senior Vice President

Bradley F. Hanson          Senior Vice President

Richard E. Khaleel         Senior Vice President

Stephen R. Laut            Senior Vice President

Susan L. Matteson-King     Senior Vice President

Daniel D. McGinley         Senior Vice President

Ryne A. Nishimi            Senior Vice President

Antonios G. Poleondakis    Senior Vice President

Robert E. Powers           Senior Vice President

Raymond S. Sclafani        Senior Vice President

Gregory K. Shannahan       Senior Vice President

Joseph F. Sumanski         Senior Vice President

Peter J. Szabo             Senior Vice President

Nicholas K. Willett        Senior Vice President

Richard A. Winge           Senior Vice President

Gerard J. Friscia          Vice President and
                           Controller

Jamie A. Atkinson          Vice President

Benji A. Baer              Vice President

Kenneth F. Barkoff         Vice President

Casimir F. Bolanowski      Vice President

Michael E. Brannan         Vice President

Timothy W. Call            Vice President

Kevin T. Cannon            Vice President

John R. Carl               Vice President

William W. Collins, Jr.    Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

Stephen J. Demetrovits     Vice President

John F. Dolan              Vice President

John C. Endahl             Vice President

Sohaila S. Farsheed        Vice President

Shawn C. Gage              Vice President

Andrew L. Gangolf          Vice President and    Assistant
                           Assistant General     Secretary
                           Counsel

Mark D. Gersten            Vice President        Treasurer and
                                                 Chief Financial
                                                 officer

Joseph W. Gibson           Vice President

John Grambone              Vice President

George C. Grant            Vice President

Charles M. Greenberg       Vice President

Alan Halfenger             Vice President

William B. Hanigan         Vice President

Scott F. Heyer             Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Scott Hutton               Vice President

Richard D. Keppler         Vice President

Gwenn M. Kessler           Vice President

Donna M. Lamback           Vice President

Henry Michael Lesmeister   Vice President

James M. Liptrot           Vice President

James P. Luisi             Vice President

Jerry W. Lynn              Vice President

Christopher J. MacDonald   Vice President

Michael F. Mahoney         Vice President

Shawn P. McClain           Vice President

Jeffrey P. Mellas          Vice President

Thomas F. Monnerat         Vice President

Christopher W. Moore       Vice President

Timothy S. Mulloy          Vice President

Joanna D. Murray           Vice President

Nicole Nolan-Koester       Vice President

John C. O'Connell          vice President

John J. O'Connor           Vice President

James J. Posch             Vice President

Domenick Pugliese          Vice President and    Assistant
                           Assistant General     Secretary
                           Counsel

Bruce W. Reitz             Vice President

Karen C. Satterberg        Vice President

John P. Schmidt            Vice President

Robert C. Schultz          Vice President

Richard J. Sidell          Vice President

Teris A. Sinclair          Vice President

Scott C. Sipple            Vice President

Elizabeth Smith            Vice President

Martine H. Stansbery, Jr.  Vice President

Andrew D. Strauss          Vice President

Michael J. Tobin           Vice President

Joseph T. Tocyloski        Vice President

Thomas J. Vaughn           Vice President

Martha D. Volcker          Vice President

Patrick E. Walsh           Vice President

Mark E. Westmoreland       Vice President

William C. White           Vice President

David E. Willis            Vice President

Emilie D. Wrapp            Vice President and    Assistant
                           Assistant General     Secretary
                           Counsel

Patrick Look               Assistant Vice
                           President & Assistant
                           Treasurer

Michael W. Alexander       Assistant Vice
                           President

Richard J. Appaluccio      Assistant Vice
                           President

Charles M. Barrett         Assistant Vice
                           President

Robert F. Brendli          Assistant Vice
                           President

Maria L. Carreras          Assistant Vice
                           President

John P. Chase              Assistant Vice
                           President

Russell R. Corby           Assistant Vice
                           President

Jean A. Cronin             Assistant Vice
                           President

John W. Cronin             Assistant Vice
                           President

Terri J. Daly              Assistant Vice
                           President

Ralph A. DiMeglio          Assistant Vice
                           President

Faith C. Deutsch           Assistant Vice
                           President

John E. English            Assistant Vice
                           President

Duff C. Ferguson           Assistant Vice
                           President

James J. Hill              Assistant Vice
                           President

Theresa Iosca              Assistant Vice
                           President

Erik A. Jorgensen          Assistant Vice
                           President

Eric G. Kalender           Assistant Vice
                           President

Edward W. Kelly            Assistant Vice
                           President

Michael Laino              Assistant Vice
                           President

Nicholas J. Lapi           Assistant Vice
                           President

Kristine J. Luisi          Assistant Vice
                           President

Kathryn Austin Masters     Assistant Vice
                           President

Richard F. Meier           Assistant Vice
                           President

Mary K. Moore              Assistant Vice
                           President

Richard J. Olszewski       Assistant Vice
                           President

Catherine N. Peterson      Assistant Vice
                           President

Rizwan A. Raja             Assistant Vice
                           President

Carol H. Rappa             Assistant Vice
                           President

Clara Sierra               Assistant Vice
                           President

Gayle S. Stamer            Assistant Vice
                           President

Eileen Stauber             Assistant Vice
                           President

Vincent T. Strangio        Assistant Vice
                           President

Marie R. Vogel             Assistant Vice
                           President

Wesley S. Williams         Assistant Vice
                           President

Matthew Witschel           Assistant Vice
                           President

Christopher J. Zingaro     Assistant Vice
                           President

Mark R. Manley             Assistant Secretary

    (c)  Not Applicable.

ITEM 30. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 31. Management Services.

         Not Applicable.

ITEM 32. Undertakings.

    (b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrants latest annual report to shareholders upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 3rd day of November, 1998.

                                  ALLIANCE VARIABLE PRODUCTS
                                  SERIES FUND, INC.

                                  by /s/ John D. Carifa
                                     _____________________
                                     John D. Carifa
                                     Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



    SIGNATURE                  TITLE             DATE

1.  Principal Executive Officer

    by /s/ John D. Carifa      Chairman and      November 3, 1998
       _____________________   President
       John D. Carifa


2.  Principal Financial and
    Accounting Officer

    by /s/ Mark D. Gersten     Treasurer and     November 3, 1998
       ______________________  Chief Financial
       Mark D. Gersten         Officer

3.  All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    by /s/ Edmund P. Bergan, Jr.                 November 3, 1998
       ____________________________
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        INDEX TO EXHIBITS


EXHIBIT NO.

(11)          Consent of Independent Auditors

(17)          Financial Data Schedules

Other Exhibits:    Powers of Attorney











































                              C-29
00250292.BM7